                           JACOR COMMUNICATIONS, INC.
                                1300 PNC CENTER
                             201 EAST FIFTH STREET
                             CINCINNATI, OHIO 45202

                                                                   June 24, 1996

Dear Jacor Shareholder:

    You are cordially invited to attend the 1996 Annual Meeting of Shareholders to be held on Tuesday, July 23, 1996 at 10:30 a.m., local time, in the Fifth Third Bank Theatre at the Aronoff Center for the Arts, located at the corner of East Seventh Street and Main Street, Cincinnati, Ohio.

    The accompanying Notice of Annual Meeting and Proxy Statement/Information Statement/Prospectus provide information concerning the proposals to be considered and acted upon at the Annual Meeting. Also at the Annual Meeting, we will report on the operations of the Company during the year ended December 31, 1995.

    It is important for you to exercise your voting rights as a Shareholder regardless of the number of shares you own. PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. Please do so whether or not you expect to attend the Annual Meeting and wish to vote in person.

    We look forward to receipt of your Proxy and to your attendance at the Annual Meeting.

                                          Sincerely,
                                          Sheli Z. Rosenberg
                                          BOARD CHAIR

                           JACOR COMMUNICATIONS, INC.
                                1300 PNC CENTER
                             201 EAST FIFTH STREET
                             CINCINNATI, OHIO 45202
                              -------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 23, 1996
                              -------------------

To the Shareholders of Jacor Communications, Inc.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Jacor Communications, Inc. ("Jacor") will be held on Tuesday, July 23, 1996 at 10:30 a.m., local time, in the Fifth Third Bank Theatre at the Aronoff Center for the Arts, located at the corner of East Seventh Street and Main Street, Cincinnati, Ohio, for the purposes of considering and acting on the following proposals set forth below. None of the proposals are dependent upon the adoption of any other proposal.

    1. To approve the merger of Jacor with and into New Jacor, Inc., a Delaware corporation ("New Jacor") and wholly-owned subsidiary of Jacor. The purpose of the proposed merger is to reincorporate Jacor under the laws of the State of Delaware (the "Reincorporation"). If the Reincorporation is approved and consummated, New Jacor, as the surviving corporation in the merger to effect the Reincorporation, will be renamed "Jacor Communications, Inc.".

    2. To approve the issuance by Jacor, and any successor corporation thereto, of common stock purchase warrants (the "Jacor Warrants") to acquire 4,400,000 shares of Jacor common stock and the issuance of the shares of Jacor common stock issuable upon the exercise of any such Jacor Warrants. The Jacor Warrants will be issued to the holders of the Class A Common Stock, par value $.01 per share, of Citicasters Inc., a Florida corporation ("Citicasters"), pursuant to the Agreement and Plan of Merger dated as of February 12, 1996 by and among Jacor, JCAC, Inc., a Florida corporation and wholly owned Jacor subsidiary ("Acquisition Corp."), and Citicasters (the "Merger Agreement"). The Merger Agreement provides for the merger (the "Merger") of Acquisition Corp. with and into Citicasters such that, upon consummation of the Merger, Citicasters will become a wholly owned Jacor subsidiary, as described in the accompanying Proxy Statement/Information Statement/Prospectus. If the Reincorporation is approved at the Annual Meeting, the Reincorporation is expected to be effected prior to the consummation of the Merger and the Jacor Warrants would thereby constitute common stock purchase warrants to acquire shares of New Jacor common stock.

    3. To elect seven directors to serve until the next annual meeting of Jacor shareholders and until the directors' respective successors are elected and qualified.

    4. To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

    Holders of record of Jacor common stock at the close of business on May 31, 1996 are entitled to notice of and to vote at the Annual Meeting.

    UNDER BOTH OHIO LAW AND DELAWARE LAW, THE MERGER DOES NOT REQUIRE THE APPROVAL OF THE JACOR SHAREHOLDERS, AND, THEREFORE, HOLDERS OF SHARES OF JACOR COMMON STOCK WILL NOT HAVE APPRAISAL RIGHTS OR RIGHTS AS DISSENTING SHAREHOLDERS WITH RESPECT TO THE MERGER.

    Enclosed herewith is a Proxy Statement/Information Statement/Prospectus and a Proxy. The Annual Report of Jacor for the year ended December 31, 1995, was mailed to Jacor shareholders beginning on or about April 18, 1996. If you have not received the Annual Report, please notify Jacor Communications, Inc., Investor Services Department, 1300 PNC Center, 201 East Fifth Street, Cincinnati, Ohio 45202, telephone: (513) 621-1300, and a copy will be sent to you.

                                          By Order of the Board of Directors,
                                          R. Christopher Weber
                                          SENIOR VICE PRESIDENT, CHIEF
                                          FINANCIAL OFFICER AND SECRETARY

Cincinnati, Ohio
June 24, 1996
    WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. YOU MAY REVOKE YOUR PROXY IN WRITING OR BY ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON.

                              PROXY STATEMENT FOR
                           JACOR COMMUNICATIONS, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JULY 23, 1996
                             ---------------------

                   INFORMATION STATEMENT OF CITICASTERS INC.
                             ---------------------

                    PROSPECTUS OF JACOR COMMUNICATIONS, INC.
                             ---------------------

    This Proxy Statement/Information Statement/Prospectus relates to the proposed merger (the "Merger") of JCAC, Inc., a Florida corporation ("JCAC" or "Acquisition Corp.") and wholly owned subsidiary of Jacor Communications, Inc. ("Jacor"), with and into Citicasters Inc., a Florida corporation ("Citicasters"), pursuant to the Agreement and Plan of Merger dated as of February 12, 1996 by and among Jacor, Acquisition Corp. and Citicasters (the "Merger Agreement"), and is being furnished to the holders of Jacor common stock, no par value, in connection with the solicitation of proxies by Jacor's Board of Directors (the "Jacor Board") for use at the Annual Meeting of Jacor shareholders (the "Jacor Annual Meeting") to be held on Tuesday, July 23, 1996 at 10:30 a.m. local time, in the Fifth Third Theatre at the Aronoff Center for the Arts, located at the corner of East Seventh Street and Main Street, Cincinnati, Ohio, and any adjournment or postponement thereof.

    This Proxy Statement/Information Statement/Prospectus is also being furnished to the shareholders of Citicasters in connection with the adoption of the Merger Agreement by Citicasters' Board of Directors (the "Citicasters Board") and the approval of the Merger Agreement by the written consent of the holders of a majority of the outstanding shares of the Citicasters' Class A Common Stock, par value $.01 per share (the "Citicasters Common Stock"). See "JACOR ANNUAL MEETING; CITICASTERS ACTION BY WRITTEN CONSENT" for a more detailed discussion of the actions taken by the Consenting Stockholders (as defined herein on page 8). CITICASTERS IS NOT ASKING CITICASTERS SHAREHOLDERS FOR A PROXY AND CITICASTERS SHAREHOLDERS ARE REQUESTED NOT TO SEND CITICASTERS A PROXY.

    BECAUSE CITICASTERS COMMON STOCK WAS REGISTERED ON THE NASDAQ STOCK MARKET'S NATIONAL MARKET (THE "NASDAQ NATIONAL MARKET") AS OF THE RECORD DATE, HOLDERS OF CITICASTERS COMMON STOCK WILL NOT HAVE DISSENTERS' RIGHTS UNDER FLORIDA LAW IN CONNECTION WITH THE MERGER. UNDER BOTH OHIO LAW AND DELAWARE LAW, THE MERGER DOES NOT REQUIRE THE APPROVAL OF THE JACOR SHAREHOLDERS, AND, THEREFORE, HOLDERS OF SHARES OF JACOR COMMON STOCK WILL NOT HAVE APPRAISAL RIGHTS OR RIGHTS AS DISSENTING SHAREHOLDERS WITH RESPECT TO THE MERGER.

    This Proxy Statement/Information Statement/Prospectus also constitutes a prospectus of Jacor filed as part of a Registration Statement on Form S-4 (the "Registration Statement") with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), with respect to up to 21,618,990.5 common stock purchase warrants (the "Jacor Warrants") to acquire shares of Jacor common stock to be issued in the Merger pursuant to the Merger Agreement. If all such Jacor Warrants were exercised in full, 4,400,000 shares of Jacor common stock would be issued to the holders of such Jacor Warrants. Under the Merger Agreement, Jacor has agreed with Citicasters to use its reasonable best efforts to cause the Jacor Warrants to be listed for trading on the Nasdaq National Market. Jacor intends to apply for such listing after the date hereof and prior to the effective time of the Merger.

    Upon approval by the Jacor shareholders at the Jacor Annual Meeting, Jacor will merge with and into New Jacor Inc., a Delaware corporation and wholly owned Jacor subsidiary ("New Jacor"), with the resulting Delaware corporation being renamed "Jacor Communications, Inc." (the "Reincorporation"). See "PROPOSAL TO APPROVE THE REINCORPORATION OF JACOR." The Reincorporation is expected to occur prior to the effective time of the Merger and New Jacor would thereby acquire all rights and assume all obligations of Jacor under the Merger Agreement by operation of law.

    The Merger Agreement provides that Citicasters shareholders will have the right to receive in the Merger, in exchange for each issued and outstanding share of Citicasters Common Stock, (i) $29.50 in cash, plus, if the closing of the transactions contemplated by the Merger (the "Closing") does not occur prior to October 1, 1996, for each full calendar month ending prior to the Closing, commencing with October 1996, an additional amount of $.22125 in cash (the "Cash Consideration"); plus (ii) a Jacor Warrant to acquire a fractional share of Jacor common stock, which fractional share is anticipated to be .2035247 of a share of Jacor common stock (the "Warrant Consideration", and together with the Cash Consideration, the "Merger Consideration"). The Jacor Warrants will have an exercise price of $28.00 per full share of Jacor common stock, except that such exercise price will be reduced to $26.00 per full share of Jacor common stock if the Merger is not consummated by October 1, 1996. At the time of the exercise of any Jacor Warrant the holder of such Jacor Warrant will receive, in lieu of any fractional share of Jacor common stock, an amount in cash equal to the closing price for one share of Jacor common stock on the trading day immediately preceding the date the Jacor Warrant is presented for exercise, multiplied by such fraction. Based on the number of shares of Citicasters Common Stock outstanding on the date hereof, the Cash Consideration payable in the Merger is approximately $624.2 million. See "THE MERGER."
    SEE "RISK FACTORS" AT PAGE 17 FOR CERTAIN INFORMATION THAT SHOULD BE CONSIDERED BY BOTH THE JACOR SHAREHOLDERS AND CITICASTERS SHAREHOLDERS.
                         ------------------------------

THESE  SECURITIES HAVE NOT BEEN APPROVED  OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE COMMISSION  OR  ANY  STATE SECURITIES  COMMISSION  NOR  HAS  THE
     SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
       PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------

    The date of this Proxy Statement/Information Statement/Prospectus is June 24, 1996. This Proxy Statement/Information Statement/Prospectus and the accompanying Proxy for Jacor shareholders are first being mailed to the shareholders of Jacor and Citicasters on or about June 24, 1996. This Proxy Statement/Information Statement/ Prospectus constitutes notice to Citicasters shareholders of corporate action by shareholders without a meeting as required by Section 607.0704 of the Florida Business Corporation Act (the "FBCA").

    NO  PERSON  IS  AUTHORIZED   TO  GIVE  ANY  INFORMATION   OR  TO  MAKE   ANY
REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT/INFORMATION STATEMENT/PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION SHOULD NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROXY STATEMENT/ INFORMATION STATEMENT/PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO PURCHASE, THE SECURITIES OFFERED BY THIS PROXY STATEMENT/INFORMATION STATEMENT/PROSPECTUS, OR THE SOLICITATION OF A PROXY, IN ANY JURISDICTION, TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER, SOLICITATION OF AN OFFER OR PROXY SOLICITATION IN SUCH JURISDICTION. NEITHER THE DELIVERY OF THIS PROXY STATEMENT/INFORMATION STATEMENT/PROSPECTUS NOR ANY DISTRIBUTION OF SECURITIES PURSUANT TO THIS PROXY STATEMENT/INFORMATION STATEMENT/PROSPECTUS SHALL, UNDER ANY CIRCUMSTANCES, CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE INFORMATION SET FORTH HEREIN SINCE THE DATE OF THIS PROXY STATEMENT/ INFORMATION STATEMENT/PROSPECTUS.

                             AVAILABLE INFORMATION

    Each of Jacor and Citicasters is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and accordingly files reports, proxy statements and other information with the Commission. Such reports, proxy statements and other information filed with the Commission are available for inspection and copying at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Regional Offices located at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511 and at 7 World Trade Center, 13th Floor, New York, New York 10048. Copies of such documents may also be obtained from the Public Reference Room of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

    This Proxy Statement/Information Statement/Prospectus does not contain all of the information set forth in the Registration Statement, certain parts of which are omitted in accordance with the rules and regulations of the Commission. The Registration Statement, including any amendments, schedules and exhibits thereto, is available for inspection and copying as set forth above. Statements contained in this Proxy Statement/Information Statement/Prospectus as to the contents of any contract or other document referred to herein include all material terms of such contracts or other documents but are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

    Each of Jacor Common Stock (as defined herein) and Citicasters Common Stock is traded on the Nasdaq National Market. Reports and other information concerning Jacor and Citicasters are available for inspection and copying at the offices of The Nasdaq Stock Market at 1735 K Street, N.W., Washington, D.C. 20006-1506. Application will be made to list on the Nasdaq National Market the Jacor Warrants to be issued in connection with the Merger. Following the Merger, Citicasters will become a wholly owned subsidiary of Jacor, and there will be no public trading of Citicasters Common Stock. Accordingly, registration of Citicasters Common Stock under the Exchange Act will be terminated upon application of Citicasters to the Commission when the Merger is consummated, and Citicasters will no longer be subject to the reporting requirements of the Exchange Act.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

    The following documents previously filed by Jacor with the Commission under the Exchange Act are incorporated herein by reference:

        (a) Jacor's Annual Report on Form 10-K for the fiscal year ended December 31, 1995, as amended;

        (b) Jacor's Quarterly Report on Form 10-Q for the quarter ended March 31, 1996;

        (c) Jacor's Current Reports on Form 8-K dated February 14, 1996, February 27, 1996, March 6, 1996, as amended, and March 27, 1996, as amended; and

        (d) Jacor's Form 8-A Registration Statement dated January 12, 1993.

    The following documents previously filed by Citicasters with the Commission under the Exchange Act are incorporated herein by reference:

        (a) Citicasters' Annual Report on Form 10-K for the year ended December 31, 1995, as amended;

        (b) Citicasters' Quarterly Report on Form 10-Q for the quarter ended March 31, 1996, as amended; and

        (c) Citicasters' Current Report on Form 8-K dated February 14, 1996.

    All documents filed by Jacor and/or Citicasters pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement/Information Statement/Prospectus and (a) in the case of Jacor, the date of the Jacor Annual Meeting, and (b) in the case of Citicasters, prior to the effective time of the Merger, shall be deemed to be incorporated by reference into this Proxy Statement/Information Statement/Prospectus and to be a part hereof from the date of filing of such documents.

    Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein (or in any other subsequently filed document that is or is deemed to be incorporated by reference herein) modifies or supersedes such previous statement. Any statement so modified or superseded shall not be deemed to constitute a part hereof except as so modified or superseded.

    All information contained or incorporated by reference in this Proxy Statement/Information Statement/ Prospectus relating to Jacor has been supplied by Jacor and all such information relating to Citicasters has been supplied by Citicasters, and neither Jacor nor Citicasters assumes any responsibility for the accuracy or completeness of the information provided by the other.

    THIS PROXY STATEMENT/INFORMATION STATEMENT/PROSPECTUS INCORPORATES DOCUMENTS BY REFERENCE WHICH ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. THESE DOCUMENTS (OTHER THAN EXHIBITS TO SUCH DOCUMENTS UNLESS SUCH EXHIBITS ARE SPECIFICALLY INCORPORATED BY REFERENCE HEREIN) ARE AVAILABLE, WITHOUT CHARGE, UPON ORAL OR WRITTEN REQUEST BY ANY PERSON TO WHOM THIS PROXY STATEMENT/INFORMATION STATEMENT/PROSPECTUS HAS BEEN DELIVERED. IN THE CASE OF DOCUMENTS RELATING TO JACOR, SUCH REQUEST SHOULD BE DIRECTED TO JON M. BERRY, SENIOR VICE PRESIDENT AND TREASURER, JACOR COMMUNICATIONS, INC., 1300 PNC CENTER, 201 EAST FIFTH STREET, CINCINNATI, OHIO 45202, TELEPHONE NUMBER (513) 621-1300. IN THE CASE OF DOCUMENTS RELATING TO CITICASTERS, SUCH REQUEST SHOULD BE DIRECTED TO CITICASTERS, ONE EAST FOURTH STREET, CINCINNATI, OHIO 45202,
ATTENTION: GENERAL COUNSEL, TELEPHONE NUMBER (513) 562-8019. IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS PRIOR TO THE JACOR ANNUAL MEETING, ANY SUCH REQUEST BY JACOR SHAREHOLDERS SHOULD BE MADE ON OR BEFORE JULY 18, 1996.

                               TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                -----
AVAILABLE INFORMATION......................................................................................           2

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE............................................................           3

SUMMARY OF PROXY STATEMENT/INFORMATION STATEMENT/PROSPECTUS................................................           7
    Parties to the Merger..................................................................................           7
    Jacor Annual Meeting...................................................................................           7
    Citicasters Action by Written Consent..................................................................           8
    The Merger.............................................................................................           9
    Merger Consideration...................................................................................           9
    Reasons for the Merger.................................................................................          10
    Opinion of Citicasters Financial Advisor...............................................................          10
    Termination of the Merger Agreement; Termination Fees..................................................          10
    Financing Arrangements.................................................................................          10
    Interests of Certain Persons in the Merger.............................................................          11
    Regulatory Matters.....................................................................................          11
    Nasdaq Listing.........................................................................................          11
    Certain Federal Income Tax Consequences................................................................          12
    Accounting Treatment...................................................................................          12
    No Appraisal or Dissenters' Rights.....................................................................          12
    Noble Acquisition......................................................................................          12
    Recent Developments....................................................................................          12
    Summary Pro Forma Financial Information................................................................          13
    Summary Historical Financial Data......................................................................          14
    Comparative Per Share Data.............................................................................          15
    Comparative Market Prices and Dividends................................................................          16

RISK FACTORS...............................................................................................          17

JACOR ANNUAL MEETING; CITICASTERS ACTION BY WRITTEN CONSENT................................................          20
    Jacor Annual Meeting...................................................................................          20
    Citicasters Action by Written Consent..................................................................          21

THE MERGER.................................................................................................          22
    Background of and Reasons for the Merger--Jacor........................................................          22
    Background of and Reasons for the Merger--Citicasters..................................................          25
    Opinion of Citicasters Financial Advisor...............................................................          29
    Conversion of Citicasters Common Stock for the Merger Consideration....................................          33
    Exchange of Citicasters Certificates in the Merger.....................................................          33
    Certain Terms of the Merger Agreement and Related Agreements...........................................          34
    Description of Jacor Warrants..........................................................................          38
    Financing Arrangements.................................................................................          40
    Interests of Certain Persons in the Merger.............................................................          45
    Regulatory Matters.....................................................................................          46
    Nasdaq Listing.........................................................................................          51
    Certain Federal Income Tax Consequences................................................................          51
    Accounting Treatment...................................................................................          53
    Federal Securities Law Consequences....................................................................          53
    No Appraisal or Dissenters' Rights.....................................................................          53

THE NOBLE ACQUISITION......................................................................................          54

UNAUDITED PRO FORMA FINANCIAL INFORMATION..................................................................          55

                                                                                                                PAGE
                                                                                                                -----
SELECTED HISTORICAL FINANCIAL DATA.........................................................................          66

COMPARATIVE PER SHARE MARKET PRICE AND DIVIDEND INFORMATION................................................          72

BUSINESS OF JACOR..........................................................................................          72

BUSINESS OF CITICASTERS....................................................................................          74

BUSINESS OF NEW JACOR......................................................................................          74

DESCRIPTION OF CAPITAL STOCK...............................................................................          74
    Common Stock...........................................................................................          75
    Class A and Class B Preferred Stock....................................................................          75
    1993 Warrants..........................................................................................          75
    Jacor Warrants.........................................................................................          76

COMPARISON OF CORPORATE CHARTERS AND RIGHTS OF SECURITY HOLDERS............................................          76
    Comparison of Present Jacor Articles and New Jacor Certificate.........................................          76
    Comparison of Jacor Shareholders' Rights Under Ohio Law and Delaware Law...............................          79
    Comparison of New Jacor Certificate and Citicasters Articles...........................................          83
    Comparison of Shareholders' Rights under Florida Law and Delaware Law..................................          83

PROPOSAL TO APPROVE THE REINCORPORATION OF JACOR...........................................................          85

PROPOSAL TO APPROVE ISSUANCE OF JACOR WARRANTS AND SHARES OF JACOR COMMON STOCK ISSUABLE UPON EXERCISE
  THEREOF..................................................................................................          87

ELECTION OF JACOR DIRECTORS................................................................................          88
    Information Concerning Nominees........................................................................          88
    Jacor Board of Directors, Its Committees, Meetings and Functions.......................................          90

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF JACOR....................................          91
    Beneficial Owners and Management.......................................................................          91
    Reports of Changes in Beneficial Ownership.............................................................          92

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF CITICASTERS..............................          93

JACOR EXECUTIVE COMPENSATION...............................................................................          94
    Summary Compensation Table.............................................................................          94
    Option Grants in Last Fiscal Year......................................................................          95
    Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values......................          96
    Summary of Benefits Under the 1995 Employee Stock Purchase Plan........................................          96
    Compensation Committee Report..........................................................................          97
    Stock Performance......................................................................................          98
    Director Compensation..................................................................................          99
    Compensation Committee Interlocks and Insider Participation............................................          99

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.............................................................          99

INDEPENDENT PUBLIC ACCOUNTANTS.............................................................................         100

SHAREHOLDER PROPOSALS FOR 1997 JACOR ANNUAL MEETING........................................................         100

ANNUAL REPORT..............................................................................................         100

EXPERTS....................................................................................................         100

LEGAL MATTERS..............................................................................................         101

OTHER MATTERS..............................................................................................         101

                                                                                                                PAGE
                                                                                                                -----
INDEX OF DEFINED TERMS.....................................................................................         102
ANNEX I     AGREEMENT AND PLAN OF MERGER DATED AS OF FEBRUARY 12, 1996 AMONG
               JACOR, ACQUISITION CORP. AND CITICASTERS...........................      A-I-1

ANNEX II    JACOR SHAREHOLDERS AGREEMENT DATED FEBRUARY 12, 1996 BETWEEN
               ZELL/CHILMARK AND CITICASTERS......................................     A-II-1

ANNEX III   STOCKHOLDERS AGREEMENT DATED FEBRUARY 12, 1996 AMONG THE CONSENTING
               STOCKHOLDERS, JACOR AND ACQUISITION CORP...........................    A-III-1

ANNEX IV   FORM OF WARRANT AGREEMENT BETWEEN JACOR AND KEYCORP SHAREHOLDER
               SERVICES, INC. ....................................................     A-IV-1

ANNEX V    FAIRNESS OPINION OF SALOMON BROTHERS INC...............................      A-V-1

ANNEX VI   LETTER OF CREDIT ESCROW AGREEMENT DATED MARCH 13, 1996 AMONG JACOR,
               CITICASTERS AND PNC BANK...........................................     A-VI-1

ANNEX VII  FORM OF PLAN AND AGREEMENT OF MERGER PROVIDING FOR REINCORPORATION OF
               JACOR AS A DELAWARE CORPORATION (INCLUDING THE FORMS OF NEW JACOR'S
               CERTIFICATE OF INCORPORATION AND BYLAWS)...........................    A-VII-1

ANNEX VIII  CERTIFICATES OF MERGER FOR REINCORPORATION............................   A-VIII-1

          SUMMARY OF PROXY STATEMENT/INFORMATION STATEMENT/PROSPECTUS

    THE FOLLOWING IS A SUMMARY OF CERTAIN MATTERS DISCUSSED ELSEWHERE IN THIS PROXY STATEMENT/INFORMATION STATEMENT/PROSPECTUS. THIS SUMMARY SETS FORTH ALL MATERIAL ELEMENTS OF SUCH MATTERS BUT DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MORE DETAILED INFORMATION APPEARING IN THIS PROXY STATEMENT/INFORMATION STATEMENT/PROSPECTUS AND THE ANNEXES HERETO. SHAREHOLDERS OF JACOR AND CITICASTERS ARE URGED TO READ THIS PROXY STATEMENT/INFORMATION STATEMENT/PROSPECTUS AND THE ANNEXES HERETO IN THEIR ENTIRETY. UNLESS OTHERWISE INDICATED OR APPARENT FROM THE CONTEXT IN WHICH SUCH TERMS ARE USED, ALL REFERENCES HEREIN TO "JACOR COMMON STOCK" MEAN (I) PRIOR TO THE REINCORPORATION, THE COMMON STOCK, NO PAR VALUE, OF JACOR COMMUNICATIONS, INC. AND (II) AFTER THE REINCORPORATION, THE COMMON STOCK, $.01 PAR VALUE OF NEW JACOR. SEE "PROPOSAL TO APPROVE THE REINCORPORATION OF JACOR."

PARTIES TO THE MERGER

    JACOR. Jacor is a holding company engaged primarily in the radio broadcasting business. As of March 1, 1996, Jacor entities owned and operated 20 radio stations located in six markets: Atlanta, San Diego, Tampa, Denver, Cincinnati and Jacksonville. Jacor has time brokerage agreements to operate one station in Atlanta, three stations in St. Louis and three stations in Toledo. Jacor also has joint sales agreements to sell advertising time for three stations in Cincinnati and one station in Denver. The mailing address and telephone number of the principal executive offices of Jacor are 1300 PNC Center, 201 East Fifth Street, Cincinnati, Ohio 45202, (513) 621-1300. See "BUSINESS OF JACOR."

    ACQUISITION CORP. JCAC is a wholly owned subsidiary of Jacor organized to effect the Merger. The mailing address and telephone number of the principal executive offices of JCAC are 1300 PNC Center, 201 East Fifth Street, Cincinnati, Ohio 45202, (513) 621-1300.

    CITICASTERS. Citicasters owns and operates nineteen radio stations located in eight markets: Atlanta, Phoenix, Tampa, Portland, Kansas City, Cincinnati, Sacramento and Columbus, and two television stations, one located in Tampa and one in Cincinnati. In June 1994, the name of Citicasters was changed from Great American Communications Company to Citicasters Inc. Citicasters' operations are conducted through its principal subsidiary, Citicasters Co., an Ohio corporation formerly known as Great American Television and Radio Company, Inc. The mailing address and telephone number of the principal executive offices of Citicasters are One East Fourth Street, Cincinnati, Ohio 45202, (513) 562-8000. See "BUSINESS OF CITICASTERS."

    NEW JACOR. New Jacor, a Delaware corporation, is a wholly owned subsidiary of Jacor incorporated in March 1996 for the sole purpose of effecting the Reincorporation. New Jacor has not conducted any business activities to date. Upon consummation of the Reincorporation, New Jacor will be the legal successor to Jacor and, as such, will assume all of Jacor's rights and obligations under the Merger Agreement. Following the consummation of the Merger, Citicasters will become a wholly owned subsidiary of New Jacor. Accordingly, the business of New Jacor will be the business currently conducted by Jacor and Citicasters. The mailing address and telephone number of the principal executive offices of New Jacor are 1300 PNC Center, 201 East Fifth Street, Cincinnati, Ohio 45202, (513) 621-1300. See "BUSINESS OF NEW JACOR."

JACOR ANNUAL MEETING

    The Jacor Annual Meeting will be held on Tuesday, July 23, 1996, at 10:30 a.m. local time, in the Fifth Third Theatre at the Aronoff Center for the Arts, located at the corner of East Seventh Street and Main Street, Cincinnati, Ohio, and any adjournment or postponement thereof. The holders of record at the close of business on May 31, 1996 (the "Jacor Record Date") of shares of Jacor Common Stock are entitled to notice of and to vote at the Jacor Annual Meeting. At the Jacor Annual Meeting, Jacor shareholders will be asked to consider and vote on the following: (i) to approve the reincorporation of Jacor under the laws of the State of Delaware; (ii) to approve the issuance of the Jacor Warrants in connection with the Merger and the issuance of the shares of Jacor Common Stock issuable upon the exercise of any such Jacor Warrants; (iii) the election of seven directors to serve on the Jacor Board until the next annual meeting or until their successors are elected and qualified; and (iv) such other matters as may properly be presented for the consideration of Jacor shareholders. None of the proposals are dependent upon the adoption of any other proposal. Neither Ohio law nor Delaware law requires the approval of the Merger Agreement by the Jacor shareholders, and no such approval will be sought.

    Each share of Jacor Common Stock will be entitled to one vote on the proposals described above. The affirmative vote of two-thirds of the outstanding shares of Jacor Common Stock is required to approve the Reincorporation. The affirmative vote of a majority of the votes cast at the Jacor Annual Meeting is required to approve the issuance of the Jacor Warrants and the underlying Jacor Common Stock. In the election of directors, those nominees receiving the greatest number of votes will be elected as directors.

    In conjunction with the execution of the Merger Agreement (a copy of which is attached hereto as Annex I), Zell/Chilmark Fund L.P. ("Zell/Chilmark"), the holder of approximately 69% of the outstanding Jacor Common Stock, as of the Jacor Record Date, entered into the Jacor Shareholders Agreement dated February 12, 1996 between Citicasters and Zell/Chilmark (the "Jacor Shareholders Agreement"). As required by the Jacor Shareholders Agreement, Zell/Chilmark granted Citicasters an irrevocable proxy pursuant to which all of the shares of Jacor Common Stock owned by Zell/Chilmark will be voted in favor of the issuance of the Jacor Warrants as are necessary for the payment of the Merger Consideration, and the shares of Jacor Common Stock issuable upon the exercise thereof. A copy of the Jacor Shareholders Agreement is attached hereto as Annex
II. Zell/Chilmark has also informed Jacor that it intends to vote all of its shares of Jacor Common Stock in favor of the Reincorporation and FOR the election of the seven nominees to serve as directors on the Jacor Board. See "JACOR ANNUAL MEETING; CITICASTERS ACTION BY WRITTEN CONSENT."

CITICASTERS ACTION BY WRITTEN CONSENT

    On February 12, 1996, the Citicasters Board unanimously adopted the Merger Agreement and determined that the terms of the Merger are fair to, and in the best interests of, the holders of Citicasters Common Stock. Under the FBCA, the affirmative vote of the holders of a majority of the outstanding Citicasters Common Stock is required to approve the Merger Agreement. As of June 12, 1996 (the "Citicasters Record Date"), there were issued and outstanding 20,007,522 shares of Citicasters Common Stock. Holders of record of Citicasters Common Stock at the close of business on the Citicasters Record Date are entitled to one vote per share of Citicasters Common Stock held on all matters submitted to a vote of shareholders.

    In conjunction with Citicasters' execution of the Merger Agreement, Jacor, JCAC and the holders of a majority of the outstanding shares of Citicasters Common Stock: Great American Insurance Company, American Financial Corporation, American Financial Enterprises, Inc., Carl H. Lindner, The Carl H. Lindner Foundation, a charitable foundation, and S. Craig Lindner (collectively referred to herein as the "Consenting Stockholders"), entered into the Stockholders Agreement dated February 12, 1996 (the "Stockholders Agreement"). The Stockholders Agreement provides, among other things, that the Consenting Stockholders will not solicit other proposals for a Competing Transaction (as defined in the Stockholders Agreement) and will take action by written consent to approve the Merger Agreement. Certain of the Consenting Stockholders agreed further to make certain payments to Jacor in the event the Merger Agreement was terminated under certain circumstances and another transaction involving Citicasters is consummated within eighteen months of such termination that results in the Consenting Stockholders' receipt of certain payments in respect of their shares of Citicasters Common Stock.

    As required by the Stockholders Agreement and by the Merger Agreement, on March 13, 1996, each Consenting Stockholder executed and delivered to Jacor his or its written consent approving the Merger Agreement. On June 19, 1996, the Consenting Stockholders delivered to Jacor new written consents to further approve the Merger Agreement. Jacor subsequently delivered all such written consents to Citicasters on the date hereof. Such written consents are irrevocable and are sufficient under the FBCA, upon receipt by Citicasters, to approve the Merger Agreement. Therefore, no further action by the shareholders of Citicasters is necessary to approve the Merger Agreement or consummate the Merger and no such approval will be sought. ACCORDINGLY, CITICASTERS IS NOT ASKING ANY CITICASTERS SHAREHOLDER FOR A PROXY AND CITICASTERS SHAREHOLDERS ARE REQUESTED NOT TO SEND A PROXY. NO MEETING OF CITICASTERS SHAREHOLDERS WILL BE HELD TO CONSIDER APPROVAL OF THE MERGER AGREEMENT. A copy of the Stockholders Agreement is attached hereto as Annex III. See "JACOR ANNUAL MEETING; CITICASTERS ACTION BY WRITTEN CONSENT."

THE MERGER

    The Merger Agreement has been approved by the Jacor Board and the Merger does not require the approval of the Jacor shareholders under either Ohio or Delaware law. However, the rules of the Nasdaq National Market require shareholder approval in connection with the acquisition of the stock of another company where the potential issuance of common stock, or securities exercisable for common stock, has or will have upon issuance voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such stock or securities. At the time the Merger Agreement was executed, the approval by the holders of a majority of the votes cast in person or by proxy at the Jacor Annual Meeting on the proposal to issue the Jacor Warrants and the underlying shares of Jacor Common Stock in the Merger would have been required by such rules because the shares of Jacor Common Stock issuable upon exercise of all the Jacor Warrants would have exceeded 20% of the shares of Jacor Common Stock then outstanding.

    As a result of the sale of shares of Jacor Common Stock in the 1996 Stock Offering (as defined herein), the issuance of the Jacor Warrants will not equal or exceed the 20% threshold and Jacor believes that the Nasdaq National Market rules no longer require shareholder approval of the issuance of the Jacor Warrants. Nonetheless, Jacor is seeking shareholder approval of the issuance of the Jacor Warrants at the Jacor Annual Meeting to ensure compliance with those rules in the event such rules would be deemed applicable. As required by the Jacor Shareholders Agreement, all shares of Jacor Common Stock held by
Zell/Chilmark will be voted in favor of this proposal and, upon the taking of such action, no additional corporate action by either Jacor or the Jacor shareholders will be necessary to effect the Merger.

    If the conditions to the Merger as set forth in the Merger Agreement are satisfied or waived (where permissible under the terms of the Merger Agreement or under applicable law), the Merger will be consummated and will become effective at the time at which the Articles of Merger are accepted for filing by the Department of State of Florida (the time of such filing being the "Effective Time" and the day of such filing being the "Effective Date"). See "THE MERGER--Certain Terms of the Merger Agreement and Related Agreements." It is expected that the Effective Time will promptly follow completion of the Jacor Annual Meeting, the Reincorporation and the receipt of all required regulatory approvals. See "THE MERGER--Regulatory Matters." At the Effective Time, JCAC will be merged with and into Citicasters and Citicasters will thereby become a wholly-owned subsidiary of New Jacor, as the successor to Jacor upon the consummation of the Reincorporation.

MERGER CONSIDERATION

    In the Merger, each issued and outstanding share of Citicasters Common Stock at the Effective Time will be converted into the right to receive the Merger Consideration. The Merger Consideration will consist of (i) $29.50 in cash, plus, in the event that the consummation of the Merger does not occur prior to October 1, 1996, for each full calendar month ending prior to the Closing commencing with October 1996, an additional amount of $.22125 in cash; plus (ii) one Jacor Warrant to acquire a fractional share of Jacor Common Stock for each share of Citicasters Common Stock converted in the Merger (which fractional share is anticipated to be .2035247 of a share of Jacor Common Stock). See "THE MERGER--Conversion of Citicasters Common Stock for the Merger Consideration" and "--Description of Jacor Warrants."

    The Jacor Warrants will have an exercise price of $28.00 per full share of Jacor Common Stock, except that such exercise price will be reduced to $26.00 per full share of Jacor Common Stock if the Merger is not consummated by October 1, 1996. The Jacor Warrants are to be issued under the Warrant Agreement, to be dated as of the Effective Date between Jacor and KeyCorp Shareholder Services Corp., as Warrant Agent (the "Warrant Agent"). At the time of the exercise of any Jacor Warrant the holder of such Jacor Warrant will receive, in lieu of any fractional share of Jacor Common Stock, an amount in cash equal to the closing price for one share of Jacor Common Stock on the trading day immediately preceding the date the Jacor Warrant is presented for exercise, multiplied by such fraction. Each Jacor Warrant may be exercised until 5:00 p.m., Cincinnati time, on the fifth anniversary of the Effective Date. The form of the Warrant Agreement is attached hereto as Annex IV. See "THE MERGER--Description of Jacor Warrants."

    AT THE EFFECTIVE TIME, ALL OUTSTANDING SHARES OF CITICASTERS COMMON STOCK WILL CEASE TO BE OUTSTANDING AND CERTIFICATES REPRESENTING SHARES OF CITICASTERS COMMON STOCK WILL REPRESENT THE RIGHT TO RECEIVE THE MERGER

CONSIDERATION. AS SOON AS POSSIBLE AFTER THE EFFECTIVE TIME, SECURITIES TRANSFER COMPANY (THE "EXCHANGE AGENT") WILL MAIL TRANSMITTAL INSTRUCTIONS TO EACH HOLDER OF RECORD OF SHARES OF CITICASTERS COMMON STOCK AT THE EFFECTIVE TIME, ADVISING THEM OF THE PROCEDURE FOR SURRENDERING CERTIFICATES. HOLDERS OF CITICASTERS COMMON STOCK SHOULD NOT SEND IN ANY STOCK CERTIFICATES AT THIS TIME.

REASONS FOR THE MERGER

    The Jacor Board and the Citicasters Board have each unanimously approved the Merger Agreement and concluded that its terms are fair to and in the best interests of their respective shareholders. Jacor believes that the Merger offers significant strategic and financial benefits to its shareholders by creating a larger, financially stronger company, and which will allow Jacor to take advantage of complementary operational functions and reduce administrative costs. For a further description of the negotiations leading up to the execution of the Merger Agreement and related matters and the reasons for the Merger, see "THE MERGER--Background of and Reasons for the Merger--Jacor," and "--Citicasters."

OPINION OF CITICASTERS FINANCIAL ADVISOR

    Citicasters has retained Salomon Brothers Inc ("Salomon Brothers") as its financial advisor in connection with the Merger. Salomon Brothers has delivered the Salomon Opinion (as defined herein) to the Citicasters Board, stating that, as of the date of such opinion, the consideration to be paid by Jacor to holders of Citicasters Common Stock in the Merger is fair to such holders from a financial point of view. The Salomon Opinion was based upon the procedures and subject to the assumptions described in the Salomon Opinion. A copy of the Salomon Opinion is attached hereto as Annex V and should be read by Citicasters shareholders carefully and in its entirety. See "THE MERGER--Opinion of Citicasters Financial Advisor."

TERMINATION OF THE MERGER AGREEMENT; TERMINATION FEES

    The Merger Agreement may be terminated before the consummation of the Merger by either Jacor or Citicasters under various circumstances, including the failure to consummate the Merger on or before May 31, 1997. If the Merger Agreement is terminated upon the occurrence of certain triggering events, Citicasters may draw upon an irrevocable, direct pay letter of credit in the amount of $75.0 million obtained by Jacor and issued to PNC Bank, Ohio, N.A. as escrow agent ("Escrow Agent") on behalf of Citicasters, pursuant to an Escrow Agreement dated March 13, 1996 among Jacor, Citicasters and the Escrow Agent (the "Escrow Agreement," a copy of which is attached hereto as Annex VI). Except in certain circumstances, the right to terminate the Merger Agreement and receive a maximum of $75.0 million pursuant to a draw on such letter of credit is Citicasters' exclusive remedy upon the occurrence of a triggering event. See "THE MERGER--Certain Terms of the Merger Agreement and Related Agreements--Termination; Termination Fees."

FINANCING ARRANGEMENTS

    Jacor expects that the funds necessary to pay the Cash Consideration will be obtained from (i) the sale of 11,250,000 shares of Jacor Common Stock (the "1996 Stock Offering"), (ii) the issuance and sale of $226.0 million aggregate principal amount at maturity of the Liquid Yield Option-TM- Notes ("LYONs") due 2011 (the "LYONs-TM- Offering) and (iii) the sale by JCAC of $100.0 million aggregate principal amount of JCAC's Senior Subordinated Notes ("Notes") due 2006 (the "Notes Offering"), together with anticipated initial borrowings by JCAC under a new credit facility with an available principal amount of $600.0 million (the "New Credit Facility"). Aggregate net proceeds of approximately $497.8 million from the 1996 Stock Offering, the LYONs Offering and the Notes Offering (collectively, the "Offerings") were obtained on June 12, 1996 at the closings of the Offerings. The execution of the credit agreement creating the New Credit Facility occurred simultaneously with those closings. A condition to the initial borrowing under the New Credit Facility is the consummation of the Merger prior to January 1, 1997. In addition, the Notes are subject to repurchase by Jacor if the Merger is not consummated prior to January 1, 1997. See "RISK FACTORS-- Pending Acquisitions" and "THE MERGER--Financing Arrangements."

    The 1996 Stock Offering constituted an event that permitted Jacor to convert the warrants to purchase 2,014,233 shares of Jacor Common Stock issued by Jacor to its shareholders in 1993 (the "1993 Warrants"), 1,808,609 of which were outstanding as of May 31, 1996, into the right to receive fair market value (as

- -TM-Trademark of Merrill Lynch & Co., Inc.

defined in the 1993 Warrants). Jacor so converted the 1993 Warrants as of the closing of the 1996 Stock Offering on June 12, 1996 and the fair market value of each 1993 Warrant was fixed at $19.70. Prior to such conversion, approximately 1,512,756 such 1993 Warrants were exercised to acquire shares of Jacor Common Stock in lieu of accepting the fair market value thereof, including the exercise by Zell/Chilmark of 629,117 such warrants. See "DESCRIPTION OF CAPITAL STOCK--1993 Warrants."

INTERESTS OF CERTAIN PERSONS IN THE MERGER

    EMPLOYMENT CONTINUATION AGREEMENTS. Citicasters has entered into employment continuation agreements with an executive officer and certain senior managers of Citicasters, which agreements become operative upon a "change in control" of Citicasters, which, as defined therein, includes the Merger. For a description of these agreements, see "THE MERGER--Interests of Certain Persons in the Merger."

    CITICASTERS STOCK OPTIONS. Pursuant to the Merger Agreement, Citicasters will use its reasonable best efforts to cause each outstanding Citicasters stock option to become fully vested and to obtain from each option holder an agreement that Jacor shall not be obligated to issue Citicasters Common Stock or Jacor Common Stock upon exercise of such options. Instead, Jacor shall be obligated to pay or issue to such option holder the Merger Consideration (less the exercise price of such stock option) as though such stock options had been exercised immediately prior to the Effective Time and each share of Citicasters Common Stock that would have been issued pursuant to such exercise had been exchanged in the Merger for the Merger Consideration. See "THE MERGER--Interests of Certain Persons in the Merger."

    As a result of the foregoing, each director of Citicasters (except John P. Zanotti) shall receive Cash Consideration of $437,325 and 4,885 Jacor Warrants. The executive officers of Citicasters, Messrs. John P. Zanotti, Gregory C. Thomas and Samuel J. Simon, shall receive Cash Consideration of $12,493,125, $2,206,913 and $1,086,019, respectively, and 114,483, 20,607 and 10,303 Jacor
Warrants, respectively. See "The Merger -- Interests of Certain Persons in the Merger."

    INDEMNIFICATION. The Merger Agreement requires Jacor to continue existing indemnification rights in favor of directors, officers, employees and agents of Citicasters and its subsidiaries for six years following the Effective Time. See "THE MERGER--Interests of Certain Persons in the Merger."

    REGISTRATION RIGHTS. Pursuant to the Stockholders Agreement, Jacor has agreed to enter into an agreement prior to the closing of the Merger providing for the shelf registration of resale of the Jacor Warrants and the underlying shares of Jacor Common Stock to be issued to the Consenting Stockholders as part of the Merger Consideration. Such agreement is anticipated to have terms and conditions customary for transactions of such nature.

    FEES. Equity Group Investments, Inc., an affiliate of Zell/Chilmark, has provided Jacor with certain investment banking, financial advisory and other similar services in connection with the Existing Credit Facility (as defined herein), the Financing and the Acquisitions. In consideration for such services, Jacor paid Equity Group Investments, Inc. a fee of approximately $3.4 million upon the consummation of the Offerings. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS."

REGULATORY MATTERS

    The receipt of certain federal and state governmental or regulatory approvals are required in order to consummate the Merger, including approvals or waivers from the Federal Communications Commission ("FCC") and the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"). Jacor and Citicasters have agreed in the Merger Agreement to use their reasonable best efforts to obtain such approvals or waivers, but there can be no assurance as to when or if such approvals or waivers will be obtained such that the Merger may be consummated. See "RISK FACTORS--Pending Acquisitions" and "THE MERGER--Regulatory Matters."

NASDAQ LISTING

    Under the Merger Agreement, Jacor has agreed to use its reasonable best efforts to cause the Jacor Warrants to be listed for trading on the Nasdaq National Market. See "THE MERGER--Nasdaq Listing."

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    Assuming that a holder of Citicasters Common Stock holds his or her shares as a capital asset, the holder will recognize capital gain or loss equal to the difference between (i) the cash and the fair market value of the Jacor Warrant received and (ii) the holder's basis in Citicasters Common Stock given up in the exchange. Under the federal income tax backup withholding rules, unless an exemption applies, the Exchange Agent will be required to withhold, and will withhold, 31% of all payments to which a holder or other payee is entitled pursuant to the Merger, unless the holder or other payee provides a tax identification number (social security number, in the case of an individual, or employer identification number in the case of other Citicasters shareholders) and certifies that such number is correct. Any amounts withheld will be allowed as a credit against the holder's Federal income tax liability.

    ALL CITICASTERS SHAREHOLDERS SHOULD READ CAREFULLY THE DISCUSSION IN THE "THE MERGER--CERTAIN FEDERAL INCOME TAX CONSEQUENCES" AND ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO SPECIFIC CONSEQUENCES TO THEM OF THE MERGER UNDER FEDERAL, STATE, LOCAL OR ANY OTHER APPLICABLE TAX LAWS.

ACCOUNTING TREATMENT

    The Merger will be accounted for as a "purchase," as such term is used under
generally   accepted   accounting   principles.   See   "THE  MERGER--Accounting
Treatment."

NO APPRAISAL OR DISSENTERS' RIGHTS

    Under the FBCA, because Citicasters Common Stock was registered on the Nasdaq National Market as of the Citicasters Record Date, holders of shares of Citicasters Common Stock will not have appraisal rights or rights as dissenting shareholders in the Merger. Under both Ohio law and Delaware law, the Merger does not require the approval of the Jacor shareholders and, therefore, holders of shares of Jacor Common Stock will not have appraisal rights or rights as dissenting shareholders with respect to the Merger. See "THE MERGER--No Appraisal or Dissenters' Rights."

NOBLE ACQUISITION

    In February 1996, Jacor entered into an agreement to acquire Noble Broadcast Group, Inc. ("Noble"), which owns 10 radio stations serving Denver, St. Louis and Toledo. Pending the closing of this transaction (the "Noble Acquisition"), Jacor and Noble have entered into time brokerage agreements with respect to Noble's radio stations in St. Louis and Toledo. Jacor also acquired from Noble the right to provide programming to and sell air time for one AM and one FM station serving the San Diego market. The aggregate value of the Noble Acquisition, when fully consummated, is estimated to be approximately $152.0 million, of which approximately $139.5 million has already been paid. In order to fund the Noble Acquisition, refinance outstanding debt of $45.5 million (as of February 21, 1996), and pay related costs and expenses of approximately $5.0 million, Jacor entered into the Existing Credit Facility (as defined herein) in the principal amount of $300.0 million and immediately borrowed $190.0 million thereunder. Such borrowing was repaid in full with the proceeds of the Offerings on June 12, 1996. See "THE NOBLE ACQUISITION."

RECENT DEVELOPMENTS

    Subsequent to Jacor's entering into the agreements to acquire Citicasters and Noble, Jacor entered into agreements to acquire two radio stations in Venice, Florida for a purchase price of approximately $4.4 million, two radio stations in Toledo, Ohio for a purchase price of $13.0 million and three radio stations in Lexington, Kentucky for a purchase price of approximately $14.0 million. In addition, Jacor has entered into two non-binding letters of intent pursuant to which Jacor and the prospective sellers have agreed to negotiate exclusively the terms and conditions of definitive acquisition agreements. If such negotiations and transactions are successfully completed, Jacor would acquire an additional ten radio stations for an aggregate purchase price of approximately $52.5 million. There can be no assurance that Jacor will successfully complete any such acquisitions or what the consequences thereof would be. See "BUSINESS OF JACOR."

                    SUMMARY PRO FORMA FINANCIAL INFORMATION
                             (DOLLARS IN THOUSANDS)

    The following sets forth summary unaudited pro forma combined financial information derived from the Unaudited Pro Forma Financial Information included elsewhere in this Proxy Statement/Information Statement/Prospectus. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 1995 and for the latest twelve months ended March 31, 1996 give effect to (i) Jacor's 1995 completed radio station acquisitions and February 1996 radio station dispositions, (ii) Noble's completed 1995 radio station acquisitions and dispositions, (iii) Citicasters' completed 1995 and January 1996 radio station acquisitions, and (iv) the Merger and the Noble Acquisition (collectively, the "Acquisitions") and the 1996 Stock Offering, the LYONs Offering, the Notes Offering and the New Credit Facility (collectively, the "Financing"). The pro forma condensed consolidated balance sheet as of March 31, 1996 has been prepared as if the Acquisitions and the Financing had occurred on March 31, 1996.

    The Summary Unaudited Pro Forma Financial Information does not purport to present the actual financial position or results of operations of the Company had the transactions and events assumed therein in fact occurred on the dates specified, nor are they necessarily indicative of the results of operations that may be achieved in the future. The Summary Unaudited Pro Forma Financial Information is based on certain assumptions and adjustments described in the notes to the Unaudited Pro Forma Financial Information and should be read in conjunction therewith. See Consolidated Financial Statements and the Notes thereto for each of Jacor, Citicasters and Noble, incorporated herein by reference.

                                                                                                  LATEST TWELVE
                                                                                     YEAR ENDED    MONTHS ENDED
                                                                                    DECEMBER 31,    MARCH 31,
                                                                                        1995           1996
                                                                                    ------------  --------------
OPERATING STATEMENT DATA:
    Net revenue...................................................................   $  303,469   $      305,883
    Broadcast operating expenses..................................................      195,744          197,854
    Depreciation and amortization.................................................       46,840           47,118
    Corporate general and administrative expenses.................................        6,655            6,733
    Operating income..............................................................       54,230           54,178
    Interest expense..............................................................       60,438           60,438
    Loss before extraordinary items...............................................       (8,895)         (10,116)

OTHER FINANCIAL DATA:
    Broadcast cash flow(1)........................................................   $  107,725   $      108,029
    Broadcast cash flow margin(2).................................................         35.5%            35.3%
    EBITDA(1).....................................................................   $  101,070   $      101,296
    Capital Expenditures..........................................................       19,677           21,456

                                                                                                   AS OF MARCH
                                                                                                     31, 1996
                                                                                                  --------------
BALANCE SHEET DATA:
    Working capital.............................................................................  $       79,792
    Intangible assets...........................................................................       1,323,229
    Total assets................................................................................       1,575,556
    Long-term debt..............................................................................         625,000
    LYONs.......................................................................................         100,000
    Total shareholders' equity..................................................................         493,600

                       SUMMARY HISTORICAL FINANCIAL DATA
                             (DOLLARS IN THOUSANDS)

    The following sets forth summary historical financial data for Jacor, Citicasters and Noble for the three years ended December 1995 and the three month periods ended March 1995 and 1996. The comparability of the historical consolidated financial data reflected in this financial data has been significantly impacted by acquisitions, dispositions and restructurings. The information presented below is qualified in its entirety by, and should be read in conjunction with "Selected Historical Financial Data," and the Consolidated Financial Statements and the Notes thereto for each of Jacor, Citicasters and Noble, incorporated herein by reference.

                                                                                  THREE MONTHS
                                                                                      ENDED
                                                YEAR ENDED DECEMBER 31,             MARCH 31,
                                          -----------------------------------   -----------------
JACOR                                         1993          1994       1995      1995     1996(3)
                                          -------------   --------   --------   -------   -------
STATEMENT OF OPERATIONS DATA:
  Net revenue...........................  $     89,932    $107,010   $118,891   $24,016   $30,074
  Broadcast operating expenses..........        69,520     80,468     87,290    19,960    23,871
  Depreciation and amortization.........        10,223      9,698      9,483     2,112     2,619
  Corporate general and administrative
   expenses.............................         3,564      3,361      3,501       884     1,139
  Operating income......................         6,625     13,483     18,617     1,061     2,445
  Net income............................         1,438      7,852     10,965       751       891
OTHER FINANCIAL DATA:
  Broadcast cash flow(1)................  $     20,412    $26,542    $31,601    $4,057    $6,203
  Broadcast cash flow margin(2).........          22.7%      24.8%      26.6%     16.9%     20.6%
  EBITDA(1).............................  $     16,848    $23,181    $28,100    $3,173    $5,064
  Capital expenditures..................         1,495      2,221      4,969       707     3,437

                                                                                  THREE MONTHS
                                                                                      ENDED
CITICASTERS                               PREDECESSOR(4)      CITICASTERS
                                          -------------   -------------------
                                                YEAR ENDED DECEMBER 31,             MARCH 31,
                                          -----------------------------------   -----------------
                                              1993        1994(5)      1995      1995      1996
                                          -------------   --------   --------   -------   -------
STATEMENT OF OPERATIONS DATA:
  Net revenue...........................  $    205,168    $197,043   $136,414   $29,045   $31,177
  Broadcast operating expenses..........       133,070    117,718     80,929    19,879    21,728
  Depreciation and amortization.........        28,119     22,946     14,635     3,319     4,065
  Corporate general and administrative
   expenses.............................         3,996      4,796      4,303     1,123     1,053
  Operating income......................        39,983     51,583     36,547     4,724     4,331
  Net income (loss).....................       341,344     63,106     14,317     1,278     (570)
OTHER FINANCIAL DATA:
  Broadcast cash flow(1)................  $     72,098    $79,325    $55,485    $9,166    $9,449
  Broadcast cash flow margin(2).........          35.1%      40.3%      40.7%     31.6%     30.3%
  EBITDA(1).............................  $     68,102    $74,529    $51,182    $8,043    $8,396
  Capital expenditures..................         5,967      7,569     11,857     2,591     1,820

                                                                                  THREE MONTHS
                                                                                      ENDED
                                                YEAR ENDED DECEMBER(6)              MARCH(6)
                                          -----------------------------------   -----------------
NOBLE                                         1993        1994(7)      1995      1995     1996(3)
                                          -------------   --------   --------   -------   -------
STATEMENT OF OPERATIONS DATA:(8)
  Net revenue...........................  $     47,509    $49,602    $41,902    $9,006    $6,058
  Broadcast operating expenses..........        36,944     37,892     31,445     7,638     5,626
  Depreciation and amortization.........         6,916      6,311      4,107     1,027     1,079
  Corporate general and administrative
   expenses.............................         2,702      2,621      2,285       602       577
  Operating income (loss)...............           947    (5,026)      4,065     (261)    (1,224)
  Net income (loss).....................        13,452    (16,038)    56,853     (207)    10,142
OTHER FINANCIAL DATA:(8)
  Broadcast cash flow(1)................  $     10,565    $11,710    $10,457    $1,368    $  432
  Broadcast cash flow margin(2).........          22.2%      23.6%      25.0%     15.2%      7.1%
  EBITDA(1).............................  $      7,863    $ 9,089    $ 8,172    $  766    $(145)
  Capital expenditures..................         3,009      1,124      2,851       532       352

- ------------
(1) "Broadcast cash flow" means operating income before reduction in carrying value of assets, depreciation and amortization, and corporate general and administrative expenses. "EBITDA" means operating income before reduction in carrying value of assets, depreciation and amortization. Broadcast cash flow and EBITDA should not be considered in isolation from, or as a substitute for, operating income, net income or cash flow and other consolidated income or cash flow statement data computed in accordance with generally accepted accounting principles or as a measure of a company's profitability or liquidity. Although these measures of performance are not calculated in accordance with generally accepted accounting principles, they are widely used in the broadcasting industry as a measure of a company's operating performance because they assist in comparing station performance on a consistent basis across companies without regard to depreciation and amortization, which can vary significantly depending on accounting methods (particularly where acquisitions are involved) or non-operating factors such as historical cost bases. Broadcast cash flow also excludes the effect of corporate general and administrative expenses, which generally do not relate directly to station performance. Pro forma EBITDA includes approximately $5.1 million of annual estimated pretax station cost savings and approximately $4.8 million of annual estimated pretax corporate overhead savings resulting from the Acquisitions.

(2) Broadcast cash flow margin equals broadcast cash flow as a percentage of net revenue.

(3) The February 1996 sale of Noble's San Diego operating assets to Jacor significantly affects comparison of net revenue, operating expenses and broadcast cash flow for the three months ended March 1996 as compared to the three months ended March 1995.

(4) Prior to its emergence from Chapter 11 bankruptcy in December 1993, Citicasters was known as Great American Communications Company (the "Predecessor"). As a result of the application of "fresh-start reporting," the selected financial data for periods prior to December 31, 1993 are not comparable to periods subsequent to such date.

(5) In 1994, the sale of four television stations significantly affects comparison of net revenue, operating expenses and broadcast cash flow for 1994 as compared to 1993 and 1995.

(6) Noble's fiscal year ends on the last Sunday of December, and each of Noble's fiscal quarters ends on the last Sunday of the respective fiscal quarter, to coincide with the standard broadcast year.

(7) In 1994, Noble reduced intangible assets by $7.8 million to reflect the carrying value of the broadcasting assets at their estimated fair market values.

(8) The comparability of the information in the Summary Historical Financial Data is affected by various acquisitions and dispositions of radio stations, as well as the August 1995 restructuring.

COMPARATIVE PER SHARE DATA

    Set forth below are historical earnings per share, cash dividends per share and book value per share data of Jacor, Citicasters and Noble and unaudited pro forma per share data of the combined companies. The data set forth below should be read in conjunction with the Jacor, Citicasters and Noble audited consolidated financial statements, including the notes thereto, which are incorporated by reference in this Proxy Statement/Information Statement/Prospectus. The data should also be read in conjunction with the unaudited pro forma combined condensed financial statements, including the notes thereto, included elsewhere in this Proxy Statement/Information Statement/Prospectus.

                                                              YEAR ENDED                     THREE MONTHS ENDED
                                                           DECEMBER 31, 1995                     MARCH 1996
                                                   ---------------------------------  ---------------------------------
                                                     JACOR    CITICASTERS    NOBLE      JACOR    CITICASTERS    NOBLE
                                                   ---------  -----------  ---------  ---------  -----------  ---------
HISTORICAL:
    Earnings per share...........................  $    0.52   $    0.68   $   45.40  $    0.04   $   (0.03)  $    5.67
    Cash dividends per share.....................         --        0.03          --         --          --          --
    Book value per share.........................       7.66        7.99      (73.34)      7.70        7.96      (21.68)

                                                                                                   THREE MONTHS
                                                                                  YEAR ENDED      ENDED MARCH 31,
                                                                               DECEMBER 31, 1995       1996
                                                                               -----------------  ---------------
PRO FORMA:
    Loss per share...........................................................      $   (0.29)        $   (0.29)
    Cash dividends per share.................................................             N/A              N/A
    Book value per share.....................................................             N/A             16.63

COMPARATIVE MARKET PRICES AND DIVIDENDS

    Both Jacor Common Stock and Citicasters Common Stock are quoted on the Nasdaq National Market. Jacor Common Stock is quoted under the symbol "JCOR" and Citicasters Common Stock is quoted under the symbol "CITI."

    On February 12, 1996, the last full trading day prior to the public announcement of the execution and delivery of the Merger Agreement, the closing price per share of (i) Jacor Common Stock was $18.50, and (ii) Citicasters Common Stock was $26.625. On June 20, 1996, the most recent date for which it was practicable to obtain market data prior to the printing of this Proxy Statement/Information Statement/ Prospectus, the closing price per share of (i) Jacor Common Stock was $27.50 and Citicasters Common Stock was $30.625. Jacor does not anticipate paying dividends on Jacor Common Stock in the foreseeable future. See "COMPARATIVE PER SHARE MARKET PRICE AND DIVIDEND INFORMATION."

                                  RISK FACTORS
    PENDING ACQUISITIONS. The consummation of the Acquisitions requires FCC approval with respect to the transfer of the broadcast licenses of Citicasters and Noble to Jacor. Jacor has filed applications seeking FCC approval for the Acquisitions. The FCC has granted its consent to Jacor's acquisition of Noble and such consent is no longer subject to further administrative or judicial review. To date, the FCC has not acted on the transfer application for the Merger.
    In addition, FCC rules generally prohibit the ownership of a television station and of one or more radio stations serving the same market (termed the "one-to-a-market rule"). In connection with its application seeking FCC approval for the Merger, Jacor has requested a waiver of the one-to-a-market rule with respect to the Cincinnati and Tampa markets. The FCC is currently in the process of evaluating changes in its one-to-a-market waiver policy, which is anticipated to be implemented in the fourth quarter of 1996. Jacor believes its waiver request justifies grant of a permanent waiver under the FCC's current one-to-a-market waiver policy. In some recent transactions where ownership policies were under review by the FCC, it has granted temporary waivers to allow multi-station transactions to be consummated without immediate station divestitures. Jacor has indicated to the FCC that it would accept initially a grant of a temporary waiver that would allow the consummation of the Merger, without the immediate divestiture of any station. In such event, Jacor would request that the FCC evaluate Jacor's permanent waiver request under the FCC's new one-to-a-market policy, once adopted. The FCC has tentatively concluded that the one-to-a-market rule should be modified in one of two ways: (1) elimination of the one-to-a-market rule altogether, relying instead on compliance with the separate radio and television local ownership limits; or (2) permit radio-television combinations when at least 30 independent broadcast voices remain in the local market, regardless of market ranking. The Merger would meet either proposed standard. If the FCC does not grant either a permanent or temporary waiver, but otherwise consents to the Merger, Jacor could consummate the Merger if it divests the Citicasters television stations or the Citicasters and Jacor radio stations in the Cincinnati and Tampa markets. If divestitures are required, there can be no assurance that Jacor would be able to obtain full value for such stations or that such sales would not have a material adverse impact upon Jacor's business, financial condition and results of operations. In such event, however, Jacor's intention would be to seek reconsideration and/or appellate court review of the FCC's decision.

    The consummation of the Acquisitions also is subject to the expiration or termination of the applicable waiting period under the HSR Act. Jacor has received second requests for information from the Antitrust Division of the Department of Justice (the "Antitrust Division") relating to each of the Merger and the Noble Acquisition which focus particularly on the Citicasters and Noble radio stations in Cincinnati and Denver, respectively. The applicable waiting period under the HSR Act for each of the Merger and Noble Acquisition will expire 20 days after both parties in the applicable transaction substantially comply with the second request relevant to that transaction. After such expiration, the parties are free to consummate the applicable transaction unless they voluntarily agree with the Antitrust Division to delay such closing or the Antitrust Division seeks to, and is successful in its efforts to, through judicial action, extend the waiting period or enjoin the applicable transaction. Jacor believes that the parties have substantially complied with the second request relative to the Merger, and further believes that the applicable waiting period with respect to the Merger expired on June 9, 1996. Jacor also believes that the parties completed substantial compliance with the second request relevant to the Noble Acquisition on June 17, 1996, and anticipates that the applicable waiting period with respect to the Noble Acquisition will expire on July 7, 1996. The Antitrust Division has expressed concern regarding the possible effect of the Merger in the Cincinnati market, and the parties to the Merger are having ongoing discussions with the Antitrust Division to address those concerns. To date the Antitrust Division has not expressed a substantive view of the Noble Acquisition.

    If the Merger is not consummated prior to January 1, 1997, JCAC will be required to make an offer to repurchase the Notes and the commitments of the banks and the financial institutions to fund the New Credit Facility would terminate. In the event the Merger is not consummated prior to January 1, 1997 and Jacor is required to seek additional sources of financing, there can be no assurance that Jacor could secure such financing or that such financing, if available, would be on terms acceptable to Jacor. Accordingly, the failure by Jacor to consummate the Merger prior to January 1, 1997 could result in Jacor being unable to secure financing or could delay or prevent any subsequent consummation of the Merger.

    There can be no assurance that (i) the FCC will approve (a) the transfer of the broadcast licenses from Citicasters to Jacor, or (b) the one-to-a-market rule waivers; (ii) the FCC or a court would affirm the FCC consent to the Noble Acquisition if such review is undertaken; (iii) objections will not be raised by the Antitrust Division that would require substantial changes to the terms of the Acquisitions, (iv) Jacor will be successful in consummating the Acquisitions in a timely manner or on the terms described herein, or (v) if the Merger is not consummated prior to January 1, 1997 Jacor will be successful in securing additional sources of financing. See "THE MERGER--Regulatory Matters."

    RISKS OF ACQUISITION STRATEGY. Jacor intends to pursue growth through the opportunistic acquisition of broadcasting companies, radio station groups and individual radio stations. In this regard, Jacor routinely reviews such acquisition opportunities. Jacor believes that currently there are available a number of acquisition opportunities that would be complementary to its business. Other than with respect to the Acquisitions and as described in "BUSINESS OF JACOR." Jacor currently has no binding commitments to acquire any specific business or other material assets. Jacor cannot predict whether it will be successful in pursuing such acquisition opportunities or what the consequences of any such acquisition would be.

    The Acquisitions will increase Jacor's broadcast station portfolio by 29 radio and two television stations. Jacor's acquisition strategy involves numerous risks, including difficulties in the integration of operations and systems, the diversion of management's attention from other business concerns and the potential loss of key employees of acquired stations. There can be no assurance that Jacor's management will be able to manage effectively the resulting business or that such acquisitions will benefit Jacor.

    In addition to the expenditure of capital relating to the Acquisitions (see "THE MERGER--Financing Arrangements"), future acquisitions also may involve the expenditure of significant funds. Depending on the nature, size and timing of future acquisitions, Jacor may be required to raise additional financing. There is no assurance that such additional financing will be available to Jacor on acceptable terms.

    GOVERNMENTAL REGULATION OF BROADCASTING INDUSTRY. The broadcasting industry is subject to extensive federal regulation which, among other things, requires approval by the FCC for the issuance, renewal, transfer, and assignment of broadcasting station operating licenses and limits the number of broadcasting properties Jacor may acquire. Additionally, in certain circumstances, the Communications Act of 1934, as amended (the "Communications Act") and FCC rules will operate to impose limitations on alien ownership and voting of the capital stock of Jacor. The Telecommunications Act of 1996 (the "Telecom Act"), which became law on February 8, 1996, creates significant new opportunities for broadcasting companies, but also creates uncertainties as to how the FCC and/or the courts will enforce and/or interpret the Telecom Act. See "THE MERGER--Regulatory Matters."

    Jacor's business is dependent upon maintaining its broadcasting licenses issued by the FCC, which are issued for maximum terms of eight years. The majority of Jacor's radio operating licenses (and those to be acquired from Citicasters and Noble) expire at various times in 1996 and 1997. Although it is rare for the FCC to deny a renewal application, there can be no assurance that the future renewal applications will be approved, or that such renewals will not include conditions or qualifications that could adversely affect Jacor's operations. Moreover, governmental regulations and policies may change over time and there can be no assurance that such changes would not have a material adverse impact upon Jacor's business, financial condition and results of operations. See "THE MERGER--Regulatory Matters."

    COMPETITION; BUSINESS RISKS. Broadcasting is a highly competitive business. Jacor's, Noble's and Citicasters' radio stations and Citicasters' television stations compete for audiences and advertising revenues directly with other radio and television stations, as well as with other media, such as newspapers, magazines, cable television, outdoor advertising, and direct mail, within their respective markets. Audience ratings and market shares are subject to change and any adverse change in a particular market could have a material and adverse effect on the revenue of stations located in that market. Future operations are further subject to many variables which could have an adverse effect upon Jacor's financial performance. These variables include economic conditions, both generally and relative to the broadcasting industry; shifts in population and other demographics; the level of competition for advertising dollars with other radio stations, television stations, and other entertainment and communications media; fluctuations in operating costs; technological changes and innovations; changes in labor conditions; and changes in governmental regulations and policies and actions of federal regulatory bodies, including the FCC. Although Jacor believes that each of its stations, and each station operated by Noble and Citicasters, is able to compete effectively in its respective market, there can be no assurance that any such stations will be able to maintain or increase its current audience ratings and advertising revenues.

    SUBSTANTIAL LEVERAGE AND LIMITED FINANCIAL FLEXIBILITY. The Acquisitions and the Financing will result in a higher level of indebtedness for Jacor. At March 31, 1996, on a combined pro forma basis, Jacor would have had indebtedness of $725.0 million representing approximately 59.5% of total capitalization. See "UNAUDITED PRO FORMA FINANCIAL INFORMATION." Jacor's level of indebtedness following the Acquisitions may have the following important consequences: (i) significant interest expense and principal repayment obligations resulting in substantial annual fixed charges; (ii) significant limitations on Jacor's ability to obtain additional debt financing; and (iii) increased vulnerability to adverse general economic and industry conditions. In addition, Jacor's existing and anticipated credit facilities have or will have a number of financial covenants, including interest coverage, debt service coverage and a maximum debt to EBITDA ratio.

    SHARE OWNERSHIP BY ZELL/CHILMARK. As of May 31, 1996, the Jacor Record Date, Zell/Chilmark was the owner of approximately 70.0% of the then outstanding Jacor Common Stock. As a result of the consummation of the 1996 Stock Offering on June 12, 1996 and exercises of the 1993 Warrants prior to conversion, Zell/ Chilmark currently holds approximately 42.8% of the outstanding Jacor Common Stock. The large share ownership of Zell/Chilmark may have the effect of discouraging certain types of transactions involving an actual or potential change of control of Jacor, including transactions in which the holders of Jacor Common Stock might otherwise receive a premium for their shares over then-current market prices.

    Subject to certain restrictions under the Securities Act and under an agreement with the underwriters for the 1996 Stock Offering restricting the sale of shares of Jacor Common Stock by Zell/Chilmark for a period of 180 days after the commencement date of the 1996 Stock Offering, Zell/Chilmark is free to sell shares of Jacor Common Stock from time to time for any reason. By virtue of its current control of Jacor, Zell/Chilmark could sell large amounts of Jacor Common Stock by causing Jacor to file a registration statement with respect to such stock. In addition, Zell/Chilmark could sell its shares of Jacor Common Stock without registration pursuant to Rule 144 under the Securities Act. Jacor can make no prediction as to the effect, if any, that such sales of shares of Jacor Common Stock would have on the prevailing market price. Sales of substantial amounts of Jacor Common Stock, or the availability of such shares for sale, could adversely affect prevailing market prices. Sales or transfers of Jacor Common Stock by Zell/Chilmark could result in another person or entity becoming the controlling shareholder of Jacor.

    LACK OF DIVIDENDS; RESTRICTIONS ON PAYMENTS OF DIVIDENDS. Jacor has not paid any dividends to its shareholders. Jacor intends to retain all available earnings, if any, generated by its operations for the development and growth of its business and does not anticipate paying any dividends on Jacor Common Stock in the foreseeable future. In addition, the payment of dividends on the Jacor Common Stock is restricted under its credit facilities.

    KEY PERSONNEL. Jacor's business is dependent upon the performance of certain key employees, including its President and Co-Chief Operating Officers. Jacor employs several on-air personalities with significant loyal audiences in their respective markets. Jacor generally enters into long-term employment agreements with its key on-air talent to protect its interests in those relationships, but there can be no assurances that all such on-air personalities will remain with Jacor.

    POTENTIAL NEGATIVE IMPACT OF BLANK CHECK PREFERRED STOCK ISSUANCES. Assuming Jacor is successful in reincorporating in Delaware as is currently proposed, Jacor has authorized for issuance up to 4,000,000 shares of undesignated preferred stock. The Jacor Board will have the authority, without further vote or action by Jacor shareholders, to issue the undesignated shares of Jacor preferred stock in one or more series and to fix all rights, qualifications, preferences, privileges, limitations and restrictions of each such series, including dividend rights, voting rights, terms of redemption, redemption prices, liquidation preferences and the number of shares constituting any series or the designation of such series. Although it currently has no plans to do so, the Jacor Board, without shareholder approval, can issue Jacor preferred stock with voting and conversion rights which would adversely affect the voting power of the holders of Jacor Common Stock.

In addition, the issuance of Jacor preferred stock may have the effect of delaying, deferring or preventing a change in control of Jacor and could therefore have a negative impact on the trading price of Jacor Common Stock. See "DESCRIPTION OF JACOR CAPITAL STOCK."

    FORWARD LOOKING STATEMENTS. This Proxy Statement/Information Statement/Prospectus contains forward-looking statements within the meaning of
Section 27A of the Securities Act. Discussions containing such forward-looking statements may be found in the material set forth under "SUMMARY OF PROXY STATEMENT/INFORMATION STATEMENT/PROSPECTUS", as well as within the Proxy Statement/ Information Statement/Prospectus generally. In addition, when used in this Proxy Statement/Information Statement/Prospectus, the words "believes," "anticipates," "expects" and similar expressions are intended to identify forward-looking statements. Such statements are subject to a number of risks and uncertainties. Actual results in the future could differ materially from those described in the forward-looking statements as a result of the risk factors set forth below and the matters set forth in the Proxy Statement/Information Statement/Prospectus generally. Jacor undertakes no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances. Jacor cautions the reader, however, that this list of risk factors may not be exhaustive.

          JACOR ANNUAL MEETING; CITICASTERS ACTION BY WRITTEN CONSENT

    This Proxy Statement/Information Statement/Prospectus is being furnished (i) to the holders of Jacor Common Stock in connection with the solicitation of proxies by the Jacor Board from the holders of Jacor Common Stock for use at the Jacor Annual Meeting, and (ii) to the holders of Citicasters Common Stock in connection with the approval of the Merger Agreement upon action taken by written consent of the holders of a majority of the outstanding shares of Citicasters Common Stock.

JACOR ANNUAL MEETING

    PURPOSE OF JACOR ANNUAL MEETING. At the Jacor Annual Meeting, Jacor Shareholders will be asked to consider and vote on the following: (i) to approve the reincorporation of Jacor from a corporation organized under the laws of the State of Ohio to a corporation organized under the laws of the State of Delaware; (ii) to approve the issuance of the Jacor Warrants pursuant to the Merger Agreement and the shares of Jacor Common Stock issuable on the exercise thereof; (iii) the election of seven directors to serve on the Jacor Board until the next annual meeting or until their successors are elected and qualified; and
(iv) such other matters as may properly be presented for the consideration of Jacor shareholders. The Jacor Board unanimously adopted the Merger Agreement and unanimously recommends that Jacor shareholders vote FOR each of the proposals listed above.

    The Jacor Board does not know, as of the date of mailing of this Proxy Statement/Information Statement/Prospectus, of any other business to be brought before the Jacor Annual Meeting. However, the enclosed proxy card authorizes the voting of shares represented by the proxy on all other matters that may properly come before the Jacor Annual Meeting, and any adjournment or adjournments thereof. It is the intention of the proxy holders to take such action in connection therewith as shall be in accordance with their best judgment.

    DATE, PLACE AND TIME; RECORD DATE. The Jacor Annual Meeting will be held on Tuesday, July 23, 1996, in the Fifth Third Bank Theatre at the Aronoff Center for the Arts located at the corner of East Seventh Street and Main Street, Cincinnati, Ohio 45202, commencing at 10:30 a.m., local time, and at any adjournment or postponement thereof. The Jacor Annual Meeting may be adjourned to another date and/or place for any proper purpose (including, without limitation, for the purposes of soliciting additional proxies). The Jacor Board has fixed the close of business on May 31, 1996 as the Jacor Record Date. As of the close of business on the Jacor Record Date, 18,439,694 shares of Jacor Common Stock were issued and outstanding and entitled to vote at the Jacor Annual Meeting.

    VOTING RIGHTS. Each holder of record of Jacor Common Stock on the Jacor Record Date will be entitled to one vote on each of the proposals listed above. The affirmative vote of two-thirds of the outstanding shares of Jacor Common Stock is required to approve the Reincorporation. The affirmative vote of a majority of the votes cast by proxy or in person at the Jacor Annual Meeting is required to approve the issuance of the Jacor Warrants pursuant to the Merger Agreement and the shares of Jacor Common Stock issuable upon the exercise thereof. In the election of directors, those nominees receiving the greatest number of votes will be elected as the directors.

    Pursuant to the Jacor Shareholders Agreement, Zell/Chilmark has granted to Citicasters an irrevocable proxy to vote all of the shares of Jacor Common Stock owned by Zell/Chilmark in favor of the proposal to issue the Jacor Warrants and the underlying shares of Jacor Common Stock. Accordingly, this proposal will be adopted at the Jacor Annual Meeting. Zell/Chilmark has further indicated that it will vote FOR each of the other proposals and FOR the seven nominees for election to the Jacor Board.

    JACOR PROXIES. All shares of Jacor Common Stock which are represented by a properly executed proxy received prior to or at the Jacor Annual Meeting will, unless such proxies have been revoked, be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated on a properly executed Jacor proxy, such shares will be voted as follows: FOR the Reincorporation, FOR the issuance of Jacor Warrants pursuant to the Merger Agreement and the shares of Jacor Common Stock issuable upon the exercise thereof, and FOR the election of the Jacor Board's nominees for directors listed on the enclosed proxy card. A Jacor shareholder may revoke a proxy at any time prior to the Jacor Annual Meeting by delivering to the Secretary of Jacor a notice of revocation bearing a later date, by a duly executed proxy bearing a later date or by attending such meeting and voting in person.

    In addition to soliciting proxies by mail, proxies may also be solicited by Jacor and its respective directors, officers and employees (who will receive no additional compensation therefor in addition to their regular salaries and fees) by telephone, telegram, facsimile transmission and other electronic communication methods or in person. All expenses of soliciting proxies from Jacor shareholders will be borne by Jacor. Banks, brokerage firms and other custodians who hold shares of Jacor Common Stock in their name or custody or in the name of nominees for others will be reimbursed by Jacor for their reasonable expenses incurred in forwarding proxy solicitation materials to those persons for whom they hold such shares.

CITICASTERS ACTION BY WRITTEN CONSENT

    On February 12, 1996, the Citicasters Board unanimously adopted the Merger Agreement and determined that the terms of the Merger are fair to, and in the best interests of, the holders of Citicasters Common Stock. Under the FBCA, the affirmative vote of the holders of a majority of the outstanding Citicasters Common Stock is required to approve the Merger. As of the Citicasters Record Date, there were issued and outstanding 20,007,522 shares of Citicasters Common Stock, holders of record of which are entitled to one vote per share of
Citicasters Common Stock held on all matters submitted to a vote of shareholders. On February 12, 1996, the Consenting Stockholders entered into the Stockholders Agreement with Jacor, pursuant to which each of the Consenting Stockholders agreed to execute and deliver to Citicasters prior to the close of business on the thirtieth day following the date of the Merger Agreement, unless the Merger Agreement was terminated prior to such date, an irrevocable written consent approving the Merger Agreement.

    On March 13, 1996, the Consenting Stockholders, owners collectively of approximately 54% of Citicasters Common Stock outstanding on the Citicasters Record Date, executed and delivered the written consents to Jacor. On June 19, 1996, the Consenting Stockholders delivered to Jacor new written consents to further approve the Merger Agreement. Jacor subsequently delivered all such written consents to Citicasters on the date hereof. Such written consents are irrevocable and are sufficient under the FBCA, upon receipt by Citicasters, to approve the Merger Agreement. Therefore, no further action by the shareholders of Citicasters is necessary to approve the Merger Agreement or consummate the Merger and no such approval will be sought. ACCORDINGLY, CITICASTERS IS NOT ASKING ANY CITICASTERS SHAREHOLDER FOR A PROXY AND CITICASTERS SHAREHOLDERS ARE REQUESTED NOT TO SEND A PROXY. NO MEETING OF CITICASTERS SHAREHOLDERS WILL BE HELD TO CONSIDER APPROVAL OF THE MERGER.

                                   THE MERGER

    The description of the Merger Agreement set forth in this section includes all material terms of the Merger Agreement but does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement which is attached as Annex I to this Proxy Statement/Information Statement/Prospectus and is incorporated by reference herein.

BACKGROUND OF AND REASONS FOR THE MERGER--JACOR

    JACOR BACKGROUND. Since 1993, Jacor has been actively seeking to expand through acquisitions and has identified numerous potential acquisition and merger candidates. From the outset of Jacor's implementation of this strategy, Jacor has considered Citicasters to be an attractive candidate with which to engage in a strategic transaction. Jacor believed that a merger with Citicasters could create numerous synergies and operating advantages for both companies and from time to time engaged in very preliminary discussions with Citicasters about such possibilities. Due in significant part to federal laws and regulations governing the broadcasting industry, including limitations on the number of radio stations that could be owned within a given market and in total, Jacor and Citicasters were unable to seriously entertain the prospects of combining the companies.
    During the Fall of 1995, Jacor and Citicasters again commenced discussions about a possible combination in light of proposed changes in federal telecommunications laws and regulations and exchanged preliminary information regarding their respective operations. Within this period of time, two meetings and several telephone conversations occurred between Robert L. Lawrence, the Co-Chief Operating Officer and a director of Jacor, and S. Craig Lindner, a director of Citicasters. In the second meeting, Mr. Lawrence and Randy Michaels, the President, Co-Chief Operating Officer and a director of Jacor both met with Mr. Lindner, and Messrs. Michaels and Lindner subsequently met once thereafter. During these meetings and conversations, the principals all expressed enthusiasm for the strategic prospects of combining Jacor and Citicasters, notwithstanding that the discussions remained very preliminary. However, the prospects for passage of telecommunications law reform were uncertain, and such uncertainty impeded the progress of discussions between Jacor and Citicasters.

    Throughout this period, Jacor continued to explore numerous other acquisition opportunities. In December 1995, Jacor commenced serious negotiations to acquire Noble, which negotiations intensified in January 1996. On January 16, 1996, the Jacor Board convened a special meeting in which several merger and acquisition candidates were discussed, including Citicasters, although consideration primarily revolved around the possible acquisition of Noble. At the January 16 Jacor Board meeting, the Jacor Board approved continued negotiations for the acquisition of Noble and authorized Jacor's management to pursue additional negotiations including, but not limited to, Citicasters. The Jacor Board also formed a special committee comprised of Messrs. Alexander, Dammeyer and Michaels and Mrs. Rosenberg, which committee was empowered to explore, analyze and recommend significant mergers and acquisitions to the full Jacor Board.

    Thereafter, Jacor continued to explore several such potential acquisitions which appeared, based on preliminary information, to make strategic and economic sense for Jacor and its shareholders. Upon further investigation and due diligence relating to those potential acquisitions, Jacor management and the special committee determined that the prices desired by those acquisition candidates would not have constituted an economically sound investment for Jacor. With respect to one such potential acquisition candidate which solicited bids, Jacor submitted a bid but Jacor was not the high bidder.

    In late January 1996, after the expiration of the exclusivity period that Citicasters had granted to another potential acquiror, Jacor once again initiated discussions with Citicasters as the prospects for passage of telecommunications reform appeared more likely and the exclusive negotiating rights that Citicasters had granted to a third party had expired without any acquisition agreement being agreed upon by Citicasters and such third party. During a telephone conversation between Mr. Lawrence and Mr. Lindner, Mr. Lindner suggested to Mr. Lawrence that if Jacor wanted to seriously pursue an acquisition of Citicasters, Jacor should proceed on an expedited basis.

    By the end of January 1996, Congress passed the Telecom Act and it appeared imminent that President Clinton would sign the Telecom Act into law. With the primary regulatory barrier to a strategic combination between Jacor and Citicasters on the verge of being considerably lowered, Jacor and Citicasters entered into a confidentiality agreement on February 1, 1996 and serious negotiations between the companies ensued.

    In early February 1996, Jacor's management, the special committee and their legal, tax and accounting advisors commenced their review and analysis of operational, financial, strategic and other aspects of a proposed merger of Citicasters with Jacor. In particular, Jacor's legal, tax and accounting advisors began their review of Citicasters' publicly-available financial statements and analyzed certain tax considerations in connection therewith.

    On February 6, 1996, Messrs. Michaels and Lawrence, Sheli Z. Rosenberg, a member of the Jacor special committee, David J. Rosen, on behalf of Equity Group Investments, Inc., an affiliate of Zell/ Chilmark which served as a financial advisor to Jacor, and Samuel Zell, a principal of Zell/Chilmark, Jacor's majority shareholder, and S. Craig Lindner, John P. Zanotti, the President and Chief Executive Officer of Citicasters, James E. Evans, a director of Citicasters, and Samuel J. Simon, Senior Vice President and General Counsel of Citicasters, along with their respective legal representatives, met in Cincinnati, Ohio and engaged in detailed discussions regarding the potential acquisition price for Citicasters, the form of consideration that would be payable, Jacor's desire that the Consenting Stockholders evidence their binding commitment to approve the proposed acquisition and the economic obligations of the parties to each other in the event the transaction would not close following any public announcement.

    Following the February 6, 1996 meeting, management and the respective representatives and advisors of Jacor and Citicasters continued their due diligence and began intensive negotiation and drafting of documents in the five day period beginning February 7, 1996 through February 11, 1996. Counsel met at length on three occasions and communicated by phone numerous times to negotiate the details of the definitive agreements relating to the proposed Merger including without limitation the following matters: the structure of the proposed Merger, the amount and form of the proposed Merger consideration, limitations on the time period during which Citicasters could entertain competing offers, lock-up provisions relating to the Consenting Stockholders, the irrevocable proxy desired by Citicasters of Zell/Chilmark, conditions precedent to the closing of the proposed merger, the amount payable by Jacor to Citicasters upon Jacor's failure to consummate the proposed merger, antidilution and exercise price adjustments to the Jacor Warrants, drop dead dates, the time periods in which Jacor could complete its due diligence and the representations and warranties to be provided by each of Jacor and Citicasters. Through their respective legal counsel in the course of these meetings and telephone conferences, the parties negotiated key terms and conditions of the proposed acquisition and Jacor's legal counsel consulted frequently with Jacor's management as to unresolved issues. These negotiations resulted in the preparation of a proposed definitive agreement which Jacor's management and legal counsel believed reflected mutually agreeable terms and conditions to be presented to the Jacor Board and the Citicasters Board, respectively, on February 12, 1996.

    On February 12, 1996, the Jacor Board held a special meeting (the "Jacor February Board Meeting") to consider the terms of the Merger and the transactions contemplated thereby, including the Merger Consideration and the assumption of Citicasters' payment obligations under Employment Continuation Agreements. The Jacor Board reviewed and discussed the issues raised during the February 6, 1996 meeting as well as other terms of the proposed transaction, such as the length of the period of time during which Citicasters could entertain competing offers and a cash flow requirement or protection on performance requirement. Jacor's management informed the Jacor Board that management expected that the Telecom Act would cause broadcast entities to diversify their properties and formats in order to reach a larger segment of the target audience. Jacor's management presented a written overview of the radio and television properties held by Jacor and Citicasters in each of their respective markets and summarized the reasons why management believed that the proposed transactions were in Jacor's best interest. Jacor's management presented to, and discussed with, the Jacor Board its analysis of projected returns on investment and its analysis of the potential dilution to net earnings that would result from the proposed merger. These analyses focused primarily on projected broadcast and operating cash flows of Citicasters, as estimated by Jacor's management.

    Jacor's financial advisor, Equity Group Investments, Inc. ("EGI") reviewed and commented on the materials prepared by Jacor's management prior to the Jacor February Board Meeting. Representatives of EGI attended the Jacor February Board Meeting and provided the Jacor Board with a matrix of possible values for the proposed Jacor Warrants calculated by using the Black-Scholes methodology. EGI also provided the Jacor Board with a schedule that set forth estimated valuations of Citicasters based upon various assumed Citicasters stock prices. EGI further discussed its estimate of the monies that could be required of Jacor to pay the Merger Consideration and the potential sources of funds that Jacor could access to raise the required monies.

    In preparing the matrix of possible values for the Jacor Warrants, EGI's calculations were based upon various assumed exercise prices for the Jacor Warrants and various assumed volatilities in Jacor Common Stock. EGI concluded that a reasonable estimated value of each Jacor Warrant would be $1.12 based upon the negotiated $28.00 per share of Jacor Common Stock exercise price and EGI's determination that the appropriate volatility was 35%. The appropriate volatility was determined by the historical volatility in the market price of Jacor Common Stock specifically and in radio industry stocks generally.

    To assist the Jacor Board in analyzing the Merger Consideration, EGI presented a valuation schedule. This valuation schedule estimated the total value of Citicasters by adding the net equity value of Citicasters (defined as the number of fully diluted shares outstanding multiplied by the various assumed Citicasters share prices) and the total outstanding indebtedness of Citicasters. Such schedule also set forth Jacor management's estimate of annual broadcast cash flow that it believed Citicasters' properties would have generated in 1995 if Citicasters had operated all of its existing stations for the full year and Jacor management's estimates of 1996 broadcast cash flow for these same stations. EGI further calculated the multiples of such pro forma broadcast cash flow to the total Citicasters' value under each scenario. Based upon the negotiated $29.50 cash price for each share of Citicasters Common Stock, the estimated value of Citicasters for purposes of EGI's analysis was $759.2 million and the multiples to 1995 and 1996 pro forma broadcast cash flow were 13.4x and 11.7x, respectively. Based upon such multiples, EGI informed the Jacor Board that it believed the range of multiples that Jacor had considered in negotiating the Merger Consideration to be within the range of reasonable multiples then being paid for radio broadcast companies having established, cash flow producing properties; such reasonable multiples ranging from 10.5x to 16.0x in EGI's view.

    EGI also provided the Jacor Board with a potential capital structure with which to finance the Merger. This discussion included mention of the risks of accessing the capital markets in general and the risks of entering into the Merger Agreement with no financing contingency. This discussion of potential capital structures was intended to be illustrative of ways in which Jacor could obtain the necessary funds to pay the Merger Consideration and was not an exhaustive overview of all of the financing sources potentially available to Jacor.

    Zell/Chilmark, the majority shareholder of Jacor, is an affiliate of EGI. EGI is a privately owned investment and management company principally engaged in the valuation of, investment in and oversight of businesses and real estate. Jacor has had an ongoing advisory relationship with EGI and routinely consults with EGI as to Jacor's potential acquisitions and other significant business matters. Jacor imposed no restrictions on, and provided no instructions as to, the analyses performed by EGI. In consideration of EGI's advisory services rendered in connection with the Merger, as well as for EGI's services relating to the Noble Acquisition, the Existing Credit Facility and the Financing, Jacor paid EGI a fee of approximately $3.4 million. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS."

    The Jacor Board, after considering numerous factors set forth below, determined by a unanimous vote (i) that the transactions contemplated by the Merger Agreement were in the best interests of Jacor and its shareholders, (ii) to adopt and approve the Merger Agreement and the transactions contemplated thereby, (iii) to adopt and approve the Stockholders Agreement and the forms of the Warrant Agreement and the Escrow Agreement, and (iv) to recommend to Jacor's shareholders for their approval the proposals contained in this Proxy Statement/Information Statement/Prospectus with respect to the Merger and related transactions. Jacor then executed the Merger Agreement and issued its press release announcing the proposed Merger.

    JACOR REASONS. The Jacor Board believes the terms of the Merger Agreement and the transactions contemplated thereby are fair to, and in the best interests of, Jacor and its shareholders. Accordingly, at the

Jacor February Board Meeting, the Jacor Board unanimously approved the Merger. In reaching its determination, the Jacor Board consulted with Jacor's management, as well as its financial, accounting and legal advisors, and considered a number of factors, including, without limitation, the following:

        (i) the benefits of providing Jacor with the opportunity to combine with Citicasters, an experienced company in radio and television operations, and to thereby expand Jacor's existing business in telecommunications;

        (ii) the potential synergies to be realized as a result of the combination of the operations of Jacor and Citicasters, including the centralization and consolidation of many management, accounting, legal, engineering, purchasing and administrative functions, and the consolidation of the facilities of most of the stations and their news gathering and reporting activities, all of which will result in significant cost efficiencies;

        (iii) based on Citicasters' earnings history, the additional cash flow from Citicasters after the consummation of the Merger could provide Jacor with additional net operating income commencing in fiscal year 1997;

        (iv) the Merger would diversify Jacor's existing business into television broadcasting (unless divestiture of one or more television stations would be required as described under "RISK FACTORS--Pending Acquisitions"), making Jacor's overall results of operations less affected by volatility within the radio industry;

        (v) information with respect to the financial condition, business, operations and prospects of both Jacor and Citicasters on a historical and prospective basis, including certain information reflecting the two companies on a pro forma combined basis; and

        (vi) the terms of the Merger Agreement and related documents.

    These factors were considered collectively by the Jacor Board, without giving specific weight to any particular factor.

    The Jacor Board also considered a number of potential negative factors, including, without limitation, the following:

        (i) Jacor's lack of experience in television operations;

        (ii) the need for regulatory approvals of the transactions;

        (iii) the required deposit into escrow of an irrevocable, direct pay letter of credit in the amount of $75.0 million; and

        (iv) the potential tax consequences to Jacor of effectuating the Merger and acquiring Citicasters' low basis in its assets, which low tax basis could limit Jacor's ability to swap or dispose of such assets on a favorable basis.

    The Jacor Board discussed these issues at length and determined that the strategic economic advantages of proceeding with the Merger outweighed these potential negative factors. The Jacor Board determined that Citicasters' television operations were maintained by highly qualified station management whom Jacor expects to retain following the Merger, that the required regulatory approvals were likely to be obtained and that there were no other foreseeable events that could be reasonably expected to trigger the payment of the letter of credit proceeds to Citicasters, and that the tax issues had been fully considered and reflected in management's projections.

BACKGROUND OF AND REASONS FOR THE MERGER--CITICASTERS

    CITICASTERS BACKGROUND. In mid-summer 1995, Citicasters began to explore strategic alternatives to enhance shareholder value, especially in light of anticipated federal legislation easing certain ownership restrictions relating to radio stations. Citicasters's efforts culminated on August 28, 1995, when it announced that it had entered into an agreement with OmniAmerica Communications, Inc. ("OmniAmerica") to merge the two companies, subject to shareholder and regulatory approvals. On November 17, 1995, however,

Citicasters announced that it had decided not to go forward with the merger with OmniAmerica, but that instead it would proceed to acquire OmniAmerica's three radio stations in Columbus, Ohio. This decision was based on management's recommendation to the Executive Committee that it would not be in Citicasters' best interests to proceed with the merger on the previously agreed to financial terms.

    From time to time, and particularly after the announcement of the termination of the OmniAmerica merger, Citicasters had informal discussions with several other parties, including Jacor, involving an array of possible transactions with Citicasters. None of such discussions, however, resulted in the presentation of any offer or formal proposal.

    In late November 1995, a broadcast entity ("First Offeror") expressed what management perceived as a bona fide interest in acquiring Citicasters at a significant premium to the current trading prices for Citicasters Common Stock. The First Offeror indicated that it was considering an offer for all of the outstanding common stock at a price per share of $28.50 to $30.00. At the request of the First Offeror and to assist it in formulating a formal proposal, Citicasters agreed to provide the First Offeror and its representatives certain non-public and proprietary information regarding Citicasters under a confidentiality agreement dated December 8, 1995.

    On or about December 20, 1995, the First Offeror submitted a formal proposal to Citicasters that outlined the terms under which it would be prepared to acquire all of the outstanding Citicasters Common Stock at a price of $30.00 per share. These terms included, among other things, a thirty-day period during which the First Offeror would complete its due diligence and the parties would be obliged to negotiate exclusively with each other regarding a merger transaction. If, upon completion of the exclusivity period, First Offeror was prepared to enter into a definitive agreement for the purchase of all outstanding Citicasters Common Stock at $30.00 per share, but Citicasters declined to enter into the agreement, then, under certain conditions, First Offeror would require Citicasters to reimburse it for its out of pocket expenses relating to its due diligence review in an amount not to exceed $2.0 million.

    At a meeting on December 22, 1995, the Board of Directors authorized Citicasters to accept First Offeror's proposal for exclusive negotiations for a period not to exceed thirty days. In addition, the Board authorized Citicasters to engage Salomon Brothers to act as financial advisor to Citicasters in connection with the proposal. On December 28, 1995, Citicasters and the First Offeror executed the proposal, which called for the exclusivity rights to expire on January 19, 1996.

    The parties then commenced negotiations regarding the terms of a definitive merger agreement. These negotiations involved members of the Citicasters Board's Executive Committee and certain senior officers of Citicasters and certain principals and representatives of the First Offeror. During the course of these negotiations, First Offeror informed Citicasters that the per share purchase price that it was prepared to pay to holders of Citicasters Common Stock was reduced from $30.00 per share to $28.50 per share. Citicasters' management believes that the reason for the price adjustment was not attributable to any perceived change in Citicasters business prospects nor the discovery of any undisclosed material liabilities or developments. In addition to discussions regarding price, there were extensive negotiations regarding allocation of the risk associated with obtaining the required regulatory approvals. On January 19, 1996, the exclusivity period expired with neither party willing to enter into a binding agreement.

    Thereafter, Citicasters and First Offeror continued negotiations although Citicasters declined First Offeror's request for an extension of the exclusivity arrangement. At the same time, members of the Citicasters Board's Executive Committee were approached by representatives of Jacor regarding a possible acquisition of Citicasters by Jacor. While Citicasters continued negotiations with the First Offeror, it also engaged in preliminary discussions with Jacor and made available to Jacor non-public and proprietary information relating to Citicasters under a confidentiality agreement dated February 1, 1996. Such information was substantially the same information provided the First Offeror and included station budgets, sales reports and more detailed information supporting Citicasters' financial statements. Jacor's management requested such non-public and proprietary information in connection with its overall due diligence and analysis of the radio and television properties held by Citicasters in each of Citicasters' markets. Such information had been prepared by Citicasters' management for Citicasters internal use, and neither the Citicasters Board nor the Jacor Board reviewed or relied upon such information in determining whether or not to approve the Merger.

    Jacor's management utilized the historical costs and expenses reflected in the various Citicasters station budgets to assist it in estimating potential cost savings synergies that could be obtained after the Merger, particularly in the Atlanta, Cincinnati and Tampa markets where Jacor also owns radio properties. Jacor's management also utilized the 1995 revenue information contained in each station budget, coupled with publicly available ratings information for each station, in preparing its own estimates of projected broadcast and operating cash flows of Citicasters following the Merger. Jacor's management incorporated these estimates into its analyses of the radio and television properties held by Citicasters and Jacor in their respective markets as presented to EGI and the Jacor Board, but Jacor's management did not provide copies of the underlying non-public and proprietary information of Citicasters to either EGI or the Jacor Board.

    On February 5, 1996, principals and representatives of Citicasters and the First Offeror met to finalize the terms of a definitive merger agreement, which included a $28.50 per share purchase price. However, the parties could not reach agreement on several key terms, including an acceptable increase in the per share purchase price if the Closing did not occur prior to July 1, 1996. As a consequence, no agreement was finalized but the parties continued their negotiations.

    On February 6, 1996, at a meeting in Cincinnati, Ohio, Jacor presented a proposal to acquire Citicasters. Those representing Citicasters at the meeting included S. Craig Lindner and James E. Evans, both directors, John P. Zanotti, Chief Executive Officer and President, Samuel J. Simon, Senior Vice President and General Counsel and outside counsel. Those in attendance for Jacor included Messrs. Michaels and Lawrence, Sheli Z. Rosenberg, David J. Rosen, Samuel Zell and legal counsel. The terms of such proposal included: (i) a $29.50 per share cash purchase price, (ii) warrants to purchase Jacor Common Stock to be issued to the holders of Citicasters Common Stock, and (iii) an increase in the per share cash purchase price if the Closing did not occur by October 1, 1996. In addition, Jacor agreed to deposit in escrow an irrevocable, direct pay letter of credit in the amount of $75.0 million, the proceeds of which would be payable to Citicasters if, among other reasons, the merger between Citicasters and Acquisition Corp. could not be consummated because of the failure to obtain required regulatory approvals. Jacor's offer was also conditioned on Citicasters' receipt of the written consents of the Consenting Stockholders. Jacor's original offer mandated delivery of such written consents as of the date of the execution of a definitive merger agreement between the parties. Citicasters rejected this condition, as Citicasters desired a period of time in which it could entertain competing offers, if any. The parties subsequently agreed that the Consenting Stockholders would deliver the written consents to Citicasters on the thirtieth day following the date of the merger agreement (unless the merger agreement was terminated prior to such date).

    Between February 7, 1996 and February 12, 1996, representatives of Citicasters and Jacor negotiated the terms of the definitive merger agreement and certain ancillary documents. During this period, the First Offeror remained in contact with Citicasters, was made aware of the competing proposal but declined to increase its $28.50 offer. On February 12, 1996, the Citicasters Board unanimously adopted the Merger Agreement and the related documents and authorized its officers to execute the Merger Agreement. Thereafter, the Merger Agreement was executed and a press release announcing the agreement was issued by Citicasters.

    Following execution of the Merger Agreement, several parties contacted Citicasters on an informal basis regarding possible transactions involving Citicasters. However, these inquiries were general in nature, and none of these parties contacted Citicasters again with any proposals or requests to review non-public information. On March 13, 1996 and on June 19, 1996, the Consenting Stockholders delivered to Jacor their irrevocable written consents approving the Merger Agreement, which written consents are sufficient under the FBCA to approve the Merger Agreement without further Citicasters shareholder action. On March 18, 1996, Citicasters reimbursed the First Offeror in the amount of $217,000 for legal and accounting fees incurred in connection with the merger negotiations. This payment was in consideration of the First Offeror continuing good faith merger negotiations after the exclusivity period had expired. Following the expiration of the exclusivity period, the parties were under no obligation to continue negotiations with respect to the merger and no definitive or preliminary agreements had been made.

    CITICASTERS REASONS. In reaching its conclusion to adopt the Merger Agreement, the Citicasters' Board considered a number of factors, including, without limitation, the following:

       (i) The terms and conditions of the Merger Agreement and related documents, as reviewed by and discussed with Citicasters' management and legal counsel. The Citicasters Board gave consideration to, among other things, the structure of the proposed business combination and the amount and form of consideration offered to Citicasters' shareholders (I.E., $29.50 per share in cash (which amount is subject to increase if the Closing does not occur prior to October 1, 1996), which represents a significant premium to the trading prices of Citicasters Common Stock during the period prior to the announcement of the execution of the Merger Agreement, and the Warrant Consideration, which provides the holders of Citicasters Common Stock with an opportunity to benefit in the event of an increase in value of the Jacor Common Stock in excess of the exercise price of the Jacor Warrants resulting from, among other things, the Merger).

       (ii)The historical market prices and trading volume of Citicasters Common Stock and historical and projected earnings.

       (iii)
           The market prices and financial data related to companies engaged in similar businesses to Citicasters and prices and premiums paid in recent acquisitions of similar companies.

       (iv)Citicasters' historical and recent operating results, its financial condition, its borrowing and financing capacity and the Citicasters
    Board's and management's evaluation of Citicasters' properties, assets and prospects, including the potential impact of the Telecom Act.

       (v) The absence of any term or condition which in the Citicasters Board's view was unduly onerous or could materially impede or impair the consummation of the Merger.

       (vi)The financial condition and business reputation of Jacor and Jacor's major investor, Zell/ Chilmark, the ability of Jacor to complete the
    Merger in a timely manner and the security provided by the $75.0 million irrevocable, direct pay letter of credit deposited in escrow by Jacor upon delivery by the Consenting Stockholders of their written consents approving the Merger Agreement, the proceeds of which are payable to Citicasters if, among other reasons, the Merger cannot be consummated because of the failure to obtain required regulatory approvals.

       (vii)
           The Citicasters Board's belief that the Merger represents the best alternative available to Citicasters and its shareholders under the present circumstances, based on presentations from management of Citicasters and the consideration of all other factors considered relevant by the
    Citicasters Board. In this regard, the Citicasters Board considered Citicasters' recent history of discussions with third parties regarding the possibility of an acquisition or other strategic transactions.

       (viii)
           The fact that the Merger Agreement did not preclude Citicasters, prior to the delivery by the Consenting Stockholders of the written consents approving the Merger Agreement, from (i) participating in discussions or negotiations with, and during such period, furnishing information to, persons or entities that sought to engage in discussions or negotiations, requested information or made a proposal to acquire Citicasters if the Citicasters Board determined in good faith that such action was required for the discharge of its fiduciary obligations, and (ii) terminating the Merger Agreement and accepting an alternative proposal if the Citicasters Board determined that such proposal was on terms superior for the holders of Citicasters Common Stock as compared to the Merger (subject to payment of a $20.0 million fee to Jacor (the "Jacor Fee") upon such termination, whether the transactions contemplated by such alternative proposal or any other proposal are consummated by Citicasters). In connection with its review of the terms of the Merger Agreement, the Citicasters Board gave consideration to the size and the structure of the Jacor Fee and the terms and conditions of the Stockholders Agreement. After discussion, during which Salomon Brothers opined that the amount of the Jacor Fee was within the range of reasonableness for a transaction the size of the Merger, the Citicasters Board concluded that such terms, while necessary to induce Jacor to enter into the Merger Agreement, did not, in the aggregate, preclude the possibility of a competing bid for Citicasters prior to the Consenting Stockholders' delivery of the written consents approving the Merger Agreement.

       (ix)The written opinion of Salomon Brothers, dated February 12, 1996, that on the basis of its review and analysis and subject to the limitations set forth therein, the Merger Consideration to be received by holders of Citicasters Common Stock pursuant to the Merger is fair, from a financial point of view, to such holders.

    The Citicasters Board did not assign relative weights to the foregoing factors or determine that any factor was of more importance than other factors. Rather, the Citicasters Board viewed its position and recommendations as being based on the totality of the information presented to and considered by it.

OPINION OF CITICASTERS FINANCIAL ADVISOR

    Citicasters retained Salomon Brothers on December 28, 1995 to act as Citicasters financial advisor in connection with the Merger, including rendering its opinion to the Citicasters Board as to the fairness, from a financial point of view, of the Merger Consideration to be received by the holders of Citicasters Common Stock.

    At the February 12, 1996 meeting of Citicasters Board, representatives of Salomon Brothers made a presentation with respect to the Merger and Salomon Brothers rendered to the Board its oral opinion, subsequently confirmed in writing as of the same date, that, as of such date, and subject to the assumptions made, matters considered and limits on the review undertaken set forth in such opinion and summarized below, the Merger Consideration was fair, from a financial point of view, to the holders of Citicasters Common Stock. No limitations were imposed by the Citicasters Board upon Salomon Brothers with respect to the investigations made or procedures followed by it in rendering its opinion.

    The full text of Salomon Brothers' fairness opinion (the "Salomon Opinion"), which sets forth, among other things, the assumptions made, matters considered and limits on the review undertaken, is attached as Annex V to this Proxy Statement/Information Statement/Prospectus and is incorporated herein by reference. The holders of Citicasters Common Stock are urged to read the Salomon Opinion in its entirety. Presented to the Citicasters Board, the Salomon Opinion addresses only the fairness, from a financial point of view, to the holders of Citicasters Common Stock of the Merger Consideration to be received by the holders of Citicasters Common Stock in the Merger and does not address Citicasters' underlying business decision to effect the Merger. The summary of the Salomon Opinion set forth below is qualified in its entirety by reference to the full text of such opinion attached as Annex V.

    In connection with the Salomon Opinion, Salomon Brothers reviewed and analyzed, among other things: (i) a draft of the Merger Agreement dated February 11, 1996 and certain related documents; (ii) certain publicly available and other information concerning Citicasters and Jacor, including the Annual Reports on Form 10-K of Citicasters and Jacor for each of the years in the five-year period ended December 31, 1994 and the Quarterly Reports on Form 10-Q of Citicasters and Jacor for the quarter ended September 30, 1995; (iii) certain other internal information for Citicasters, primarily financial in nature, including Citicasters' estimates of 1995 and 1996 earnings, concerning the business and operations of Citicasters furnished to Salomon Brothers by Citicasters for purposes of its analysis; (iv) certain publicly available information concerning the historic and current trading of, and the historic and current trading market for, Citicasters Common Stock and Jacor Common Stock; (v) certain publicly available information concerning the historic and current trading of, and the historic and current trading market for, the equity securities of certain other companies that Salomon Brothers believed to be comparable to Citicasters and Jacor; and (vi) certain publicly available information concerning the nature and terms of certain other acquisition transactions that Salomon Brothers considered relevant to its inquiry. Salomon Brothers was not requested to and did not generally solicit third party interest in Citicasters. Salomon Brothers also met with certain officers and employees of Citicasters to discuss the foregoing as well as other matters Salomon Brothers believed relevant to its inquiry. Salomon Brothers also considered such other information, financial studies, analyses, investigations and financial, economic and market criteria which it deemed relevant.

    In conducting its review and analysis and in arriving at its opinion, Salomon Brothers assumed and relied upon the accuracy and completeness of all of the financial and other information provided to it or publicly available and neither attempted independently to verify nor assumed responsibility for verifying any of such information. With respect to Citicasters' estimates of earnings for 1995 and 1996, Salomon Brothers assumed that they were reasonably prepared on bases reflecting the best currently available estimates and judgments of Citicasters' management as to the financial performance of Citicasters for the periods covered. Salomon Brothers did not make or obtain any independent evaluations or appraisals of any of Citicasters' or Jacor's assets, properties or facilities, nor was it furnished with any such evaluations or appraisals. Salomon Brothers assumed that the Merger would be consummated in accordance with the terms of the Merger Agreement. Salomon Brothers also assumed that the definitive Merger Agreement and related documents would not, when executed, contain any terms or conditions that differed materially from the terms and conditions contained in the drafts of such documents it reviewed.

    In conducting its analysis and arriving at its opinion, Salomon Brothers considered such financial and other factors as it deemed appropriate under the circumstances, including, among others: (i) the historic and current financial position and results of the operations of Citicasters and Jacor based on publicly available financial information; (ii) the business prospects of Citicasters, and, where such information was publicly available, of Jacor, (iii) the historic and current trading of, and the historic and current trading market for, Citicasters Common Stock and Jacor Common Stock and for the equity securities of certain other companies that Salomon Brothers believed to be comparable to Citicasters and Jacor; and (iv) the nature and terms of certain other acquisition transactions that Salomon Brothers considered relevant to its inquiry. Salomon Brothers also took into account its assessment of general economic, market and financial conditions and its knowledge of the broadcasting industry as well as its experience in connection with similar transactions and securities valuation generally. The Salomon Opinion necessarily is based upon conditions as they existed and could be evaluated on the date of the Salomon Opinion.

    In connection with its presentation to the Citicasters Board on February 12, 1996, Salomon Brothers advised the Citicasters Board that, in evaluating the Merger Consideration to be received in the Merger by the holders of Citicasters Common Stock, Salomon Brothers had performed a variety of financial analyses with respect to Citicasters, all as summarized below.

    HISTORIC  STOCK  TRADING ANALYSIS.  Salomon  Brothers reviewed  the historic trading prices for Citicasters Common Stock and the relationship between movements of such stock and movements in a composite index of stock of selected companies in the radio and television broadcasting industries (the "Radio Index" and the "Television Index"). The Radio Index was composed of the following companies: American Radio Systems Corporation, Clear Channel Communications, Inc., Emmis Broadcasting Corporation, Evergreen Media Corporation, EZ Communications, Inc., Infinity Broadcasting Corporation, Jacor, SFX
Broadcasting, Inc. and Saga Communications, Inc. The Television Index was composed of the following companies: Argyle Television, Inc., Clear Channel Communications, Inc., Granite Broadcasting Corporation, LIN Television Corporation, Renaissance Communications Corporation, Sinclair Broadcast Group, Inc. and Young Broadcasting Inc. Between January 1, 1995 and mid-February 1996, the time at which Salomon Brothers delivered the Salomon Opinion to the Citicasters Board, the trading price of Citicasters Common Stock substantially outperformed both the Radio Index and Television Index.

    The trading price of Citicasters common stock versus the performance of the Radio Index and Television Index was believed by Citicasters financial advisor to be relevant in determining the value of Citicasters common stock and in analyzing the fairness of any transaction in which Citicasters common stock would be exchanged. Given that the Merger Consideration in the proposed Merger is primarily cash, Citicasters believes that this measure of valuation is not relevant to a Citicasters stockholder in the context of this transaction.

    ANALYSIS OF PURCHASE PRICE. Salomon Brothers evaluated the Merger Consideration as a multiple of various standard evaluation benchmarks. The multiples were as follows, in each case for 1995 and for 1996 (based on management estimates), respectively: (a) the Merger Consideration as a multiple of earnings before interest, taxes, depreciation and amortization ("EBITDA")--14.8x and 12.7x; and (b) the Merger Consideration as a multiple of Broadcast Cash Flow (EBITDA before corporate expenses)--13.7x and 11.9x. For 1995 and for 1996 (based on management estimates), respectively, the Merger Consideration as a multiple of earnings before interest and taxes ("EBIT") was:
21.0x and 17.4x, which multiples were derived from data presented to the Citicasters Board.

    Salomon Brothers also evaluated the Cash Consideration as a multiple of the evaluation benchmarks set forth above. Cash Consideration as a multiple of EBITDA for 1995 and 1996 was as follows: 14.4x and 12.4x. Cash Consideration as a multiple of Broadcast Cash Flow for 1995 and 1996 was as follows: 13.3x and 11.6x. Cash Consideration as a multiple of EBIT for 1995 and 1996 was as follows: 20.4x and 16.9x. Salomon Brothers' analysis indicated that the Cash Consideration represented a 11.3% premium over the closing price of $26.50 per Share on February 9, 1996, the last trading day before Salomon Brothers rendered its opinion to the Citicasters Board.

    VALUATION SUMMARY OF SELECTED PUBLICLY TRADED COMPANIES. Salomon Brothers reviewed and compared certain financial information relating to Citicasters with the corresponding financial information for American Radio Systems Corporation, Chancellor Broadcasting Company, Clear Channel Communications, Inc., Emmis Broadcasting Corporation, Evergreen Media Corporation, EZ Communications, Inc., Infinity Broadcasting Corporation, Jacor and SFX Broadcasting, Inc. (the "Radio Broadcasting Companies") and Argyle Television, Inc., Granite Broadcasting Corporation, LIN Television Corporation, Renaissance Communications Corporation, Sinclair Broadcast Group, Inc., United Television, Inc. and Young Broadcasting Inc. (the "Television Broadcasting Companies"). The Radio Broadcasting Companies and the Television Broadcasting Companies were chosen because they were publicly traded companies with operations that for the purposes of analysis were considered by Salomon Brothers to be reasonably similar to Citicasters. Salomon Brothers calculated and compared various financial multiples and ratios for Citicasters and each of the Radio Broadcasting Companies and Television Broadcasting Companies. The multiples and ratios for Citicasters were based on information provided by Citicasters' management and the multiples for each of the Radio Broadcasting Companies and the Television Broadcasting Companies were based on public filings and were derived from publicly available media industry research reports.

    Using trading prices as of February 9, 1996: (a) the Adjusted Firm Value (fully diluted market capitalization plus net debt including other long-term liabilities minus other assets) multiple of estimated 1995 Broadcast Cash Flow was 13.7x for Citicasters, compared with a range of 10.2x to 18.8x (with a median of 12.7x) for the Radio Broadcasting Companies, and a range of 8.2x to 11.9x (with a median of 9.3x) for the Television Broadcasting Companies; and (b) the Adjusted Firm Value multiple of estimated 1996 Broadcast Cash Flow was 11.9x for Citicasters, compared with a range of 9.4x to 16.9x (with a median of 11.4x) for the Radio Broadcasting Companies, and a range of 7.5x to 10.8x (with a median of 9.0x) for the Television Broadcasting Companies.

    SELECTED TRANSACTION ANALYSIS. Salomon Brothers analyzed certain information relating to 27 selected transactions in the radio and television broadcasting industries during 1995 and 1996. The ten radio broadcasting transactions (together the "Radio Broadcasting Industry") reviewed, in reverse chronological order of public announcement, were: (i) Jacor of Noble (2/96); (ii) Citicasters of OmniAmerica Communications, Inc. (Columbus stations) (11/95); (iii) SFX Broadcasting, Inc. of Liberty Broadcasting (11/95); (iv) Infinity Broadcasting Corporation of Alliance Broadcasting (9/95); (v) Citicasters of OmniAmerica Communications, Inc. (8/95); (vi) Chancellor Broadcasting Company of Shamrock Broadcasting (8/95); (vii) Evergreen Media Corporation of Pyramid Communications, Inc. (7/95); (viii) Regent Communications of Apollo Group, Inc. (4/95); (ix) River City Broadcasting L.P. of Keymarket Communications, Inc. (3/95); and (x) Evergreen Media Corporation of Broadcasting Partners, Inc. (2/95). The seventeen television broadcasting transactions (together the "Television Broadcasting Industry") reviewed, in reverse chronological order of public announcement, were: (i) Benedek Broadcasting Corporation of Brissette Broadcasting (12/95); (ii) Benedek Broadcasting Corporation of Morris Communications (11/95); (iii) Allbritton Communications Company of Price
Communications Corporation (10/95); (iv) Freedom Communication of Photo Electronics (West Palm Beach) (9/95); (v) Tribune Company of Gaylord Entertainment Company (Houston) (9/95); (vi) Young Broadcasting Inc. of Broad Street Television (7/95); (vii) NBC of Outlet Communications, Inc. (7/95);
(viii) News Corporation Ltd. of New World Communications Group, Inc. (Birmingham) (7/95); (ix) ABRY Broadcast Partners of ACT III Broadcasting, Inc. (6/95); (x) Petracom of Banam Broadcasting (6/95); (xi) LIN Television Corporation of King World Productions, Inc. (Buffalo) (5/95); (xii) Smith Broadcasting of TV Stations Partners (4/95); (xiii) Granite Broadcasting Corporation of Queen City Broadcasting, Inc. (4/95); (xiv) Lee Enterprises, Inc. of KSNW, KSNT (3/95); (xv) CBS Inc. of WPRI (3/95); (xi) New York Times Company of WTKR (2/95); and (xvii) Granite Broadcasting Corporation of Busse Broadcasting Corporation (Kalamazoo) (1/95). This analysis indicated that the aggregate consideration paid

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
as a multiple of 1995 Broadcast Cash Flow for the Radio Broadcasting Industry ranged from a low of 8.5x to a high of 17.6x (with a median of 11.7x). This compared with a multiple of 13.7x for the Merger. The aggregate consideration paid as a multiple of 1995 Broadcast Cash Flow for the Television Broadcasting Industry ranged from 9.0x to 20.0x (with a median of 10.8x). This compared with a multiple of 13.7x for the Merger.

    DISCOUNTED CASH FLOW ANALYSIS. Salomon Brothers performed a discounted cash flow analysis based on two scenarios for earnings and cash flow from fiscal years 1996 to 2004 developed by Salomon Brothers and Citicasters' management using forecasted financials prepared by Citicasters' management for 1996 and publicly available industry trends and research estimates for years thereafter. The first scenario reflected projected market growth rates over the projected period (the "Base Case Performance Scenario"); the second scenario reflected an annual improvement of approximately $5.0 million in EBITDA beyond 1997 as a result of improved operating performance at the radio stations and improved ratings at the television stations (the "Superior Case Performance Scenario").

    Based upon the scenario analyses, Salomon Brothers estimated the unlevered free cash flows and EBITDA for the fiscal years 1996 through 2004 for each of Citicasters' two segments: television and radio stations. Salomon Brothers applied to the EBITDA for fiscal year 2004 estimated terminal value multiples ranging from 9.5x to 10.5x for each of the Base Case Performance Scenario and the Superior Case Performance Scenario for the television stations segment, and 10.5x to 11.5x for each of the Base Case Performance Scenario and the Superior Case Performance Scenario for the radio stations segment, from which Salomon Brothers derived ranges for the terminal values for Citicasters on a segment basis. Salomon Brothers then discounted the stream of unlevered free cash flows for the fiscal years 1996 through 2004 as well as the terminal values of Citicasters' segments at discount rates ranging from 11.5% to 12.5% for each of the television stations and radio stations segments. Based on these calculations, Salomon Brothers derived a valuation range for the television stations and radio stations segments, respectively, of Citicasters which, in turn, were used in deriving a range of implied equity value per share of Citicasters Common Stock of $23.81 to $26.47 for the Base Case Performance Scenario and $25.30 to $27.68 for the Superior Case Performance Scenario.

    No company used in the analyses summarized above is identical to Citicasters or Jacor. Accordingly, such analyses must take into account differences in the financial and operating characteristics of such companies and other factors that would affect the public trading value and acquisition value of the companies. In addition, the analyses summarized above did not purport to be indicative of actual values or expected values of Citicasters Common Stock before or after the Merger.

    The foregoing summary does not purport to be a complete description of the analyses performed by Salomon Brothers or of its presentation to the Citicasters Board. The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant methods of financial analysis and the application of these methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to partial or summary description. Salomon Brothers believes that its analyses (and the summary set forth above) must be considered as a whole, and that selecting portions of such analyses and of the factors considered by Salomon Brothers, without considering all of such analyses and factors, could create an incomplete view of the processes underlying the analyses conducted by Salomon Brothers and the Salomon Opinion. Any estimates contained in Salomon Brothers' analyses are not necessarily indicative of actual values, which may be significantly more or less favorable than as set forth therein. Estimates of values of companies do not purport to be appraisals or necessarily to reflect the prices at which companies may actually be sold.

    Salomon Brothers is an internationally recognized investment banking firm engaged in, among other things, the valuation of businesses and their securities in connection with mergers and acquisitions, restructurings, leveraged buyouts, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. After receipt of the First Offeror's proposal, the Citicasters Board authorized the retention of Salomon Brothers to act as financial advisor to Citicasters. Citicasters retained Salomon Brothers based on Salomon Brothers'

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
reputation and expertise in transactions similar to the Merger, as well as its familiarity with Citicasters. The amount of the Merger Consideration was determined by arms' length negotiations between Citicasters and Jacor, in consultation with their respective financial advisors and other representatives. Salomon Brothers has previously rendered, and in the future may render, certain investment banking and financial advisory services to Citicasters and Jacor, for which Salomon Brothers received and may in the future receive customary compensation. In addition, in the ordinary course of its business, Salomon Brothers actively trades the debt and equity securities of both Citicasters and Jacor for its own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

    Pursuant to an engagement letter dated December 28, 1995, as amended on February 12, 1996, between Citicasters and Salomon Brothers, the fees to date paid to Salomon Brothers for rendering financial advisory services to Citicasters in connection with the Merger have been $1.35 million, which amount will be credited against the final fee of $3.0 million, payable upon consummation of the Merger. Citicasters has also agreed to reimburse Salomon Brothers for reasonable fees and expenses of Salomon Brothers' legal counsel in excess of $100,000, and to indemnify Salomon Brothers and certain related persons against certain liabilities and expenses relating to or arising out of its engagement, including certain liabilities under the federal securities laws.

CONVERSION OF CITICASTERS COMMON STOCK FOR THE MERGER CONSIDERATION

    At the Effective Time, all outstanding shares of Citicasters Common Stock will cease to be outstanding, and subject to the terms, conditions and procedures set forth in the Merger Agreement, holders of shares of Citicasters Common Stock shall receive for each share of Citicasters Common Stock $29.50 in cash, plus, in the event that the Closing does not occur prior to October 1, 1996, for each full calendar month ending prior to the Merger commencing with October 1996, an additional amount of $.22125 in cash. In addition, for each share of Citicasters Common Stock held, Citicasters shareholders will receive one Jacor Warrant to purchase a fractional share of Jacor Common Stock (which fraction is anticipated to be .2035247) at a price of $28.00 per full share of Jacor Common Stock, such exercise price to be reduced to $26.00 per full share of Jacor Common Stock if the Merger is not consummated by October 1, 1996. The Warrant Consideration will represent the right to purchase a fraction of a share, the numerator of which is 4,400,000 and the denominator of which is the number of shares of Citicasters Common Stock, on a fully diluted basis, outstanding on the date of the Closing.

    Based on the number of shares of Citicasters Common Stock outstanding on the date hereof, the Cash Consideration payable in the Merger is approximately $624.2 million and the Warrant Consideration is 21,618,990.5 Jacor Warrants exercisable for 4,400,000 shares of Jacor Common Stock.

EXCHANGE OF CITICASTERS CERTIFICATES IN THE MERGER

    Promptly after the Effective Time, the Exchange Agent will mail to each holder of record of certificates which immediately prior to the Effective Time represented outstanding shares of Citicasters Common Stock (the "Citicasters Certificates") a form of transmittal letter advising such holder of the terms of the exchange effected by the Merger and the procedure to be used for the surrender of the Citicasters Certificates in exchange for the Merger
Consideration such holder has the right to receive pursuant to the Merger Agreement, without interest thereon, per share of Citicasters Common Stock. CITICASTERS SHAREHOLDERS ARE REQUESTED NOT TO SURRENDER THEIR CITICASTERS CERTIFICATES FOR EXCHANGE UNTIL AFTER THE EFFECTIVE TIME WHEN THE TRANSMITTAL FORM AND INSTRUCTIONS ARE MAILED BY THE EXCHANGE AGENT AND RECEIVED BY THEM. Jacor Warrants and cash payments shall be delivered to such holder promptly after proper delivery of the applicable Citicasters Certificates and letters of transmittal to the Exchange Agent.

    At and after the Effective Time and until surrendered as provided above, Citicasters Certificates will be deemed to represent, for all purposes, only the right to receive cash and certificates representing the number of Jacor Warrants into which the shares of Citicasters Common Stock formerly represented by such Citicasters Certificates were converted in the Merger. Upon surrender as provided above, Citicasters Certificates shall be cancelled.

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
CERTAIN TERMS OF THE MERGER AGREEMENT AND RELATED AGREEMENTS

    REPRESENTATIONS, WARRANTIES AND COVENANTS. The Merger Agreement contains various representations and warranties of the parties, none of which survive the consummation of the Merger, including, among other things, representations from the parties, as of the date of the Merger Agreement and, except in certain cases, as of the Effective Time, relating to (i) each party's organization and similar corporate matters, (ii) each party's capital structure, (iii) the authorization, execution, delivery, performance and enforceability of the Merger Agreement and related matters, (iv) the procurement of required consents or approvals, the absence of conflicts with contracts and other instruments or no violations of applicable laws, (v) the documents and reports filed by each party with the Commission and the accuracy of the information contained therein, (vi) the accuracy of the information provided by each party with respect to this Proxy Statement/Information Statement/Prospectus, (vii) the accuracy of financial statements and compliance with other accounting and tax related matters, (viii) good and marketable title to all their material properties and assets, (ix) compliance with FCC regulations, (x) the absence of material litigation, (xi) certain environmental matters, and (xii) Citicasters' cash flow results as of December 31, 1995.

    Pursuant to the Merger Agreement, Citicasters has agreed that prior to the Effective Time, except as agreed by the parties at the time of signing of the Merger Agreement, Citicasters shall not without the prior written consent of
Jacor: (i) except in the ordinary course consistent with past practice, as required by law or in accordance with the provisions of any applicable program or plan adopted by the Citicasters Board, grant any general increase in compensation or benefits to its employees or to its officers, or enter into or amend the terms of any severance agreements with its officers; (ii) amend, alter or revise any existing employment contract, understanding, arrangement or agreement between Citicasters and any person receiving compensation in excess of $150,000 per year (unless such amendment is required by law) to increase the compensation or benefits payable thereunder or pursuant thereto or enter into any new employment contract, understanding, arrangement or agreement with any person having a salary thereunder in excess of $150,000 that Citicasters does not have the unconditional right to terminate without liability (other than liability for services already rendered) at any time on or after the Effective Time; (iii) adopt any new employee benefit plan or make any change in or to any existing plans other than any such change that is required by law, in the opinion of counsel is necessary or advisable to maintain the tax qualified status of any such plan or would not materially increase, in the aggregate, the employee benefit plan liabilities of Citicasters; (iv) sell, lease or otherwise dispose of any of its assets or acquire any business or assets, except in the ordinary course of business, in each case for an amount not exceeding $1.0 million; (v) incur any material amount of indebtedness for borrowed money or make any loans, advances or capital contributions to, or investments (other than non-controlling investments in the ordinary course of business) in, any other person other than a Citicasters' subsidiary, or issue or sell any debt securities, other than certain borrowings otherwise permitted by the Merger Agreement; (vi) except as disclosed to Jacor prior to signing the Merger Agreement, to authorize, commit to or make capital expenditures in each case in an amount exceeding $6.0 million; (vii) mortgage or otherwise encumber or subject to any lien any material amount of properties or assets owned by Citicasters as of the date of the Merger Agreement except in the normal course of business; (viii) make any material change to its accounting (including tax accounting) methods, principles or practices, except as may be required by generally accepted accounting principles; (ix) amend or propose to amend its articles of incorporation or by-laws or equivalent organizational documents; (x) declare or pay any dividend or distribution with respect to the Citicasters Common Stock; (xi) except pursuant to stock options granted prior to the Merger Agreement, issue, sell, deliver or agree to issue, sell, deliver (whether through issuance or granting of options, warrants, commitments, subscriptions or rights to purchase) any Citicasters Common Stock or split, combine, reclassify or subdivide the Citicasters Common Stock; (xii) make any tax election or settle or compromise any material tax liability for an amount greater than reflected on the Citicasters financial statements; (xiii) except pursuant to stock options granted prior to the Merger Agreement, directly or indirectly redeem, purchase or otherwise acquire any shares of its capital stock or other securities; (xiv) enter into any new lines of business or otherwise make material changes to the operation of its business; (xv) except as to liabilities accrued on the books of Citicasters as of the date of the Merger Agreement, pay or agree to pay in settlement or compromise of any suits or claims of liability against Citicasters, its directors, officers, employees or agents, more than an aggregate of $100,000 for all such suits and claims; (xvi) enter into any agreement providing for the acceleration of payment or performance or other consequence as a result of a change in control of Citicasters; (xvii) purchase any radio or television stations, enter into any local marketing arrangements, joint sales agreements or similar agreements; (xviii) except as permitted under the Merger Agreement, enter into any contract, agreement or understanding, whether in the ordinary course of business or not, which would be the type of agreement which, if entered into prior to the date of the Merger Agreement, would have to be disclosed to Jacor or which would obligate Citicasters to make payments of more than $150,000 per year; (xix) take any action or agree, in writing or otherwise, to take any of the foregoing actions or any action which would make any representation or warranty in the Merger Agreement materially untrue or incorrect; or (xx) commit to any of the foregoing.

    The Merger Agreement also obligates Jacor and Citicasters to (i) use their reasonable best efforts to cooperate with each other in determining which governmental filings are required to be made prior to the Effective Time with, and which consents, approvals, permits or authorizations are required to be obtained prior to the Effective Time from, governmental authorities in connection with the execution and delivery of the Merger Agreement and the consummation of the transactions contemplated thereby, and timely making all such filings and timely seeking all such consents, approvals, permits or authorizations; and (ii) use their reasonable best efforts to take, or cause to be taken, all other action and do, or cause to be done, all other things necessary, proper or appropriate to consummate and make effective the transactions contemplated by the Merger Agreement and satisfy the conditions to the transactions contemplated thereby. However, nothing in the Merger Agreement shall require Jacor to divest or hold separate any station or stations, or asset or groups of assets, or enter into new arrangements or terminate any existing arrangement, or take any other specific action requested by any governmental authorities.

    The Merger Agreement further provides that Citicasters shall not, and Citicasters shall direct and use its reasonable best efforts to cause its officers, directors, employees, agents, advisors and other representatives not to, directly or indirectly, solicit, initiate, knowingly encourage, or participate in discussions or negotiations regarding, any proposals or offers from any individual, corporation, partnership, limited liability corporation, joint venture, trust, association, unincorporated organization, other entity, group or governmental authority ("Person") relating to any Competing Transaction (as defined below) or furnish to any other Person any nonpublic information or access to such information with respect to, or otherwise concerning, any Competing Transaction. Citicasters further agreed to immediately cease and cause to be terminated any existing discussions or negotiations with any third parties conducted prior to the date of the Merger Agreement with respect to any proposed Competing Transaction, and to promptly disclose the identity of any Person who attempts to initiate any discussions contemplating a Competing Transaction.

    Notwithstanding the foregoing, prior to March 13, 1996 at which time the irrevocable written consents required by the Stockholders Agreement were duly executed and delivered, Citicasters was not prohibited from (i) participating in discussions or negotiations with a Person that sought to engage in discussions or negotiations, requested information or made a proposal to acquire Citicasters pursuant to a Competing Transaction, if Citicasters directors determined in good faith that such action was required for the discharge of their fiduciary obligations, based upon the written advice of independent legal counsel (a "Director Duty"); (ii) complying with Rule 14d-9 or Rule 14e-2 promulgated under the Exchange Act with regard to a tender or exchange offer; (iii) making any disclosure to the Citicasters shareholders in accordance with a Director Duty;
(iv) failing to make, modifying or amending its recommendations, consents or approvals referred to in the Merger Agreement in accordance with a Director Duty; or (v) terminating the Merger Agreement and entering into an agreement providing for a Competing Transaction in accordance with a Director Duty. None of such events took place prior to March 13, 1996. For the purposes of the Merger Agreement, "Competing Transaction" is defined to mean any of the following involving Citicasters: (i) any merger, consolidation, share exchange, business combination or other similar transaction; (ii) any sale, lease, exchange, transfer or other disposition of all or substantially all of the assets of Citicasters, in a single transaction or series of related transactions; or (iii) any tender offer or exchange offer for shares of Citicasters Common Stock.

    The Merger Agreement may be terminated in the event of certain breaches of a representation, warranty or covenant therein. In addition, the Merger Agreement may be terminated if Citicasters or the Citicasters Board takes certain actions with respect to a Competing Transaction. See "THE MERGER-- Certain Terms of the Merger Agreement and Related Agreements--Termination; Termination Fees."

    CONDITIONS PRECEDENT TO THE MERGER. The obligations of Jacor and Citicasters to effect the Merger are subject to the fulfillment or waiver of certain conditions specified in the Merger Agreement including, among others: (i) the continuing accuracy in all respects of the parties' respective representations and warranties contained in the Merger Agreement except to the extent that the aggregate effect of the inaccuracies in such representations and warranties as of the applicable times (excluding materiality qualifiers) does not constitute a Material Adverse Effect (as defined below) on Jacor or Citicasters, as the case may be, when compared to the state of facts which would exist if all such representations and warranties were true in all respects as of the applicable times; (ii) in the case of Citicasters' obligation to close, the performance and compliance in all material respects by Jacor of all obligations under the Merger Agreement required to be performed by Jacor on or prior to the consummation of the Merger, and in the case of Jacor's obligation to close, the performance and compliance in all respects by Citicasters of all obligations under the Merger Agreement except to the extent that the aggregate effect of any non-performance or non-compliance by Citicasters (excluding materiality qualifiers) does not constitute a Material Adverse Effect on Citicasters when compared to the state of facts which would exist if all such agreements and covenants had been performed and complied with by Citicasters; (iii) the receipt of certain material consents, approvals and waivers from governmental authorities and third parties (in the case of FCC approval, whether or not any appeal or request for reconsideration or for any sua sponte action by the FCC has expired); (iv) the absence of any injunction or other order by any federal or state court preventing consummation of the Merger; (v) the absence of any stop order suspending the effectiveness of the Registration Statement of which this Proxy Statement/Information Statement/Prospectus is a part; and (vi) as to Jacor's obligation to close, that Citicasters achieved at least 90% of its projected cash flow through June 30, 1996 and at least 75% of its projected cash flow for the period July 1, 1996 through September 30, 1996. All conditions to the Merger may be waived in the discretion of the party in whose favor the condition would apply.

    For purposes of the Merger Agreement, "Material Adverse Effect" means, with respect to Citicasters or Jacor, a material adverse effect on the business, assets, liabilities, financial condition or results of operations of such party and its subsidiaries taken as a whole or a material adverse effect on the ability of the party to perform its obligations under the Merger Agreement; PROVIDED, HOWEVER, that results of operations will not be a component of Material Adverse Effect for events that occur after the date of the Merger Agreement; PROVIDED, FURTHER, HOWEVER, that no Material Adverse Effect will be deemed to have occurred by reason of a general deterioration in the economy or in the broadcasting industry after the date of the Merger Agreement.

    TERMINATION; TERMINATION FEES. The Merger Agreement may be terminated at any time prior to the Effective Time (a) by mutual written consent, or (b) by either party if (i) the Effective Time shall have not occurred on or before May 31, 1997 (the "Outside Date"), and such failure does not result from any material non-fulfillment by the terminating party of any obligation under the Merger Agreement; (ii) any Governmental Authority shall have issued an injunction, order or decree, enjoining or otherwise prohibiting the Merger and such injunction, order or decree shall have become final and non-appealable (provided that the party seeking to so terminate the Merger Agreement shall have used all reasonable efforts to remove such injunction, order or decree) or if a Governmental Authority has otherwise made a final determination that any required Regulatory Authorization would not be forthcoming; (iii) if any condition to the terminating party's obligations to consummate the transactions contemplated thereby is incapable of being satisfied on or prior to the Outside Date; provided, however, that (x) the terminating party has not breached the terms of the Merger Agreement; (y) if Citicasters is the terminating party, the Consenting Stockholders have not breached the terms of the Stockholders Agreement; and (z) if Jacor is the terminating party, Zell/Chilmark has not breached the terms of the Jacor Shareholders Agreement, in each case in any manner that proximately contributes to the failure to consummate the Merger by the Outside Date; or (iv) if the FCC shall have issued an order or ruling or taken other action denying approval of the transactions contemplated by the Merger Agreement, and such order, ruling or other action shall have become final and non-appealable; provided, however, that the party seeking to terminate the Merger Agreement pursuant to such clause has used all required efforts to obtain such FCC approval.

    The Merger Agreement provides that Jacor may terminate the Merger Agreement if (i) there shall have been any breach by a Consenting Stockholder of any material representation, warranty, covenant or agreement contained in the Stockholders Agreement, other than a breach that would not materially affect the benefits Jacor is to receive thereunder; (ii) prior to the delivery of the irrevocable written consents by the Consenting Stockholders, the Citicasters Board shall withdraw or modify in any manner adverse to Jacor its approval or recommendation of the Merger Agreement or the Merger, because the Citicasters Board has determined to recommend any Competing Transaction, in accordance with a Director Duty; and (iii) within 100 days of the date of the Merger Agreement, Jacor reasonably believes, on the basis of its environmental inspection of Citicasters' real properties, that Citicasters representations and warranties regarding environmental matters as set forth in the Merger Agreement are not true and correct both as of the date of the Merger Agreement and at all times within 100 days after the date of the Merger Agreement.

    The Merger Agreement provides that Citicasters may terminate the Merger Agreement if (i) there shall have been any breach of any representation, warranty, covenant or agreement by Zell/Chilmark under the Jacor Shareholders Agreement which would have a material adverse effect on the benefits Citicasters is to receive thereunder; or (ii) all required authorizations of the Jacor shareholders have not been obtained.

    If Jacor terminates the Merger Agreement due to the failure of a Consenting Stockholder to perform his or its obligations under the Stockholders Agreement at the time of termination, and there has been no misrepresentation by or breach of any obligation of Jacor under the Merger Agreement other than a breach of or non-compliance with any obligation which would not constitute a Material Adverse Effect on Jacor, Citicasters must pay Jacor $20.0 million within two business days after the Merger Agreement is terminated. In addition, the Stockholders Agreement provides that if the Merger Agreement is terminated for such reason and a transaction is consummated within eighteen months thereafter that results in (i) the sale or other exchange of all or some of the Citicasters Common Stock owned by the Consenting Stockholders who are natural persons (the "Individual Consenting Stockholders"), or (ii) a payment being made with respect to the shares of Citicasters Common Stock owned by the Consenting Stockholder following a sale of substantially all of the assets of Citicasters, a recapitalization, restructuring or other similar event, the Individual Consenting Stockholders shall immediately after the consummation of such transaction pay to Jacor the Compensating Payment (as defined below). The Compensating Payment shall be equal to the number of shares of Citicasters Common Stock sold or otherwise disposed of with respect to which the Individual Consenting Stockholders received a payment multiplied by one-half of the Per Share Difference (as defined below). Per Share Difference equals (x) the fair market value, valued as of the time the other transaction is consummated, of the consideration per share of Citicasters Common Stock received by the Individual Consenting Stockholders less (y) the expected fair market value per share as of December 1, 1996, that would have been received by the Individual Consenting Stockholders in the Merger.

    If the Individual Consenting Stockholders and Jacor cannot agree on the amount of the Compensating Payment, the Individual Consenting Stockholders shall pay Jacor immediately a sum equal to what the Individual Consenting Stockholders believe the Compensating Payment to be (the "Immediate Payment") plus interest at 9% per year on the Immediate Payment for the period between the time the other transaction is consummated and the time the Immediate Payment is made, and the final amount of the Compensating Payment shall be determined in accordance with the commercial arbitration rules of the American Arbitration Association. Jacor shall, upon receipt of the arbitration award, be paid by the Individual Consenting Stockholders the difference between the final amount of the Compensating Payment and the Immediate Payment plus interest at 9% per year on the difference from the date the other transaction was consummated to date of the payment the final amount of the Compensating Payment pursuant to the arbitration award.

    If the Merger Agreement is terminated upon the occurrence of an event described below, Citicasters after providing two days advance notice to Jacor may draw on the irrevocable, direct pay $75.0 million letter of credit (the "Letter of Credit") obtained by Jacor and issued to the Escrow Agent. Citicasters may draw on the Letter of Credit only in the event that the Merger Agreement is terminated by Citicasters (or, in the case of clauses (i), (ii) and (iv) below, by Jacor) because (i) of the failure by the parties to consummate the Merger on or prior to the Outside Date, unless such failure is due to the failure of the party seeking termination to perform or observe in all material respects the covenants and agreements to be performed or observed by it, except if there has been a failure to satisfy any of the conditions to closing of Jacor (other than those conditions to closing which are also conditions to closing of Citicasters); (ii) the issuance by a governmental authority of a final and non-appealable injunction, order or decree enjoining or otherwise prohibiting the consummation of the transactions contemplated by the Merger Agreement or if a Governmental Authority has otherwise made a final determination that any required Regulatory Authorization would not be forthcoming, provided that the party seeking termination used all required efforts to remove such injunction, order or decree; (iii) any condition to Citicasters' obligations to consummate the transactions contemplated by the Merger Agreement is incapable of being satisfied on or prior to the Outside Date, provided that Citicasters has not materially breached the terms of the Merger Agreement and the Consenting Stockholders have not materially breached the terms of the Stockholders Agreement; (iv) of any final and non-appealable action by the FCC denying approval of the transactions contemplated by the Merger Agreement, provided that the party seeking termination used all required efforts to obtain such FCC approval; or (v) the failure to obtain all of the required Jacor shareholder authorizations to effect the transactions contemplated by the Merger Agreement, or the breach by Zell/Chilmark of any material representation or warranty or the failure of Zell/Chilmark to perform any covenant or duty contained in the Jacor Shareholders Agreement, other than a breach or noncompliance that would not materially affect Citicasters' benefits under the Jacor Shareholders Agreement.

    The right to terminate the Merger Agreement and receive a maximum of $75.0 million pursuant to a draw on the Letter of Credit is Citicasters' exclusive remedy unless the Merger has not been consummated, Citicasters has not terminated the Merger Agreement, and Citicasters believes that Jacor wilfully breached the Merger Agreement. In that case, Citicasters may choose to irrevocably waive the right to draw on the Letter of Credit and instead bring an action against Jacor or its affiliates for such alleged wilful breach of the Merger Agreement.

    AMENDMENT;  WAIVER.  The  Merger  Agreement  may  be  amended,  modified  or supplemented, but  only  in  writing  signed by  Jacor,  Acquisition  Corp.  and
Citicasters; provided, however, that no amendment may be made that would adversely change the Merger Consideration payable to the Citicasters shareholders without the further approval of such shareholders. No waiver by a party of any condition or of any breach of any term, covenant, representation or warranty contained in the Merger Agreement shall be effective unless in writing, and no waiver in any one or more instances shall be deemed to be a further or continuing waiver of any such condition or breach in other instances or a waiver of any other condition or breach of any other term, covenant, representation or warranty.

    EXPENSES. Except for certain filing fees required under the HSR Act and by the Commission and the FCC and certain expenses incurred in connection with the printing and mailing of this Proxy Statement/ Information Statement/Prospectus (which filing fees and expenses shall be shared equally by Jacor and Citicasters), the Merger Agreement provides that each party thereto will pay its own expenses in connection with the Merger.

DESCRIPTION OF JACOR WARRANTS

    GENERAL. The Jacor Warrants are to be issued under the Warrant Agreement. The description of the Warrant Agreement set forth below includes all material elements of the Warrant Agreement but does not purport to be complete and is qualified in its entirety by reference to the Warrant Agreement which is attached as Annex IV to this Proxy Statement/Information Statement/Prospectus and is incorporated by reference herein.

    Each Jacor Warrant initially will entitle the holder thereof to purchase a fractional share of Jacor Common Stock (which fraction, the numerator of which is 4,400,000 and the denominator of which is the number of shares of Citicasters Common Stock, on a fully diluted basis, outstanding on the date of the Closing, is currently anticipated to be .2035247) at a price of $28.00 per full share of Jacor Common Stock, such exercise price to be reduced to $26.00 if the Merger is not consummated prior to October 1, 1996 (the "Warrant Price"). The Warrant
Price and the number of shares of Jacor Common Stock issuable upon the exercise of each Jacor Warrant will be subject to adjustment in certain events described below. Each Jacor Warrant may be exercised on or after the issuance thereof and until 5:00 pm., Eastern Time, on the fifth anniversary of the date of the Effective Time (the "Expiration Date") in accordance with the terms of the Jacor Warrants and the Warrant Agreement. To the extent that any Jacor Warrant remains outstanding after such time, such unexercised Jacor Warrant will automatically terminate.

    EXERCISE. Jacor Warrants may be exercised by surrendering to the Warrant Agent a signed Jacor Warrant certificate together with the form of election to purchase on the reverse thereof indicating the Jacor warrantholder's election to exercise all or a portion of the Jacor Warrants evidenced by such certificate. Surrendered certificates must be accompanied by payment of the aggregate Warrant Price in respect of the Jacor Warrants to be exercised, which payment may be made in cash or by certified or bank cashier's check drawn on a banking institution chartered by the government of the United States or any state thereof payable to the order of Jacor. No adjustments as to cash dividends with respect to the Jacor Common Stock will be made upon any exercise of Jacor Warrants.

    If fewer than all the Jacor Warrants evidenced by any certificate are exercised, the Warrant Agent will deliver to the exercising warrantholder a new Jacor Warrant certificate representing the unexercised Jacor Warrants. Jacor will not be required to issue fractional shares of Jacor Common Stock upon exercise of any Jacor Warrant and in lieu thereof will pay in cash an amount equal to the closing price per share of Jacor Common Stock on the trading day immediately preceding the date the Jacor Warrant is presented for exercise, multiplied by such fraction. Jacor has reserved for issuance a number of shares of Jacor Common Stock sufficient to provide for the exercise of the rights of purchase represented by the Jacor Warrants.

    A Jacor Warrant may not be exercised in whole or in part if in the reasonable opinion of counsel to Jacor the issuance of Jacor Common Stock upon such exercise would cause Jacor to be in violation of the Communications Act or the rules and regulations in effect thereunder.

    ANTIDILUTION AND EXERCISE PRICE ADJUSTMENTS. The number of shares of Jacor Common Stock purchasable upon the exercise of each Jacor Warrant and the Warrant Price are subject to adjustment in connection with (i) the issuance of a stock dividend to holders of Jacor Common Stock, a combination or subdivision or issuance by reclassification of Jacor Common Stock; (ii) the issuance of rights, options or warrants to all holders of Jacor Common Stock without charge to such holders to subscribe for or purchase shares of Jacor Common Stock at a price per share which is lower than the current market price; and (iii) certain distributions by Jacor to the holders of Jacor Common Stock of evidences of indebtedness or of its assets (excluding cash dividends or distributions out of earnings or out of surplus legally available for dividends) or of convertible securities, all as set forth in the Warrant Agreement. Notwithstanding the foregoing, no adjustment in the number of Warrant Shares will be required until such adjustment would require an increase or decrease of at least one percent (1%) in the number of Warrant Shares purchasable upon the exercise of each Jacor Warrant. In addition, Jacor may at its option reduce the Warrant Price to any amount deemed appropriate by the Jacor Board.

    In case of any consolidation or merger of Jacor with or into another corporation, or any sale, transfer or lease to another corporation of all or substantially all the property of Jacor, the Warrant Agreement will require that effective provisions will be made so that each holder of an outstanding Jacor Warrant will have the right thereafter to exercise the Jacor Warrant for the kind and amount of securities and property receivable in connection with such consolidation, merger, sale, transfer or lease by a holder of the number of shares of Jacor Common Stock for which such Jacor Warrant were exercisable immediately prior thereto. In addition, if Jacor takes any action prior to the issuance of the Jacor Warrants that would have required an adjustment in the exercise price of the Jacor Warrants or in the number of shares purchasable upon exercise of the Jacor Warrants, then the exercise price of the Jacor Warrants or such number of shares will be adjusted upon issuance of the Jacor Warrants to give effect to the adjustment which would have been required as a result of such action.

    MODIFICATION OF WARRANT AGREEMENT. The Warrant Agreement may be amended or supplemented without the consent of the holders of Jacor Warrants to cure any ambiguity or to correct or supplement any defective or inconsistent provision contained therein, or to make such other necessary or desirable changes which shall not adversely affect the interests of the warrantholders. Any other amendment to the Warrant

Agreement shall require the consent of warrantholders representing not less than 50% of the Jacor Warrants then outstanding provided that no change in the number or nature of the securities purchasable upon the exercise of any Jacor Warrant, or the Warrant Price therefor, or the acceleration of the Expiration Date, and no change in the antidilution provisions which would adversely affect the interests of the holders of Jacor Warrants, shall be made without the consent of the holder of such Jacor Warrant, other than such changes as are specifically prescribed by the Warrant Agreement or are made in compliance with applicable law.

    FORM AND DENOMINATIONS. The certificates representing the Jacor Warrants will be in registered form. Any Jacor Warrant certificate may be transferred, split up, combined or exchanged for another Jacor Warrant certificate or certificates entitling the holder thereof to purchase a like number of shares of Jacor Common Stock on the same terms as the Jacor Warrant certificate or certificates surrendered.

    OFFICE FOR PRESENTATION. Jacor Warrants may be presented upon exercise, or for registration of transfer or exchange, at the office of the Warrant Agent maintained for such purpose, which office is currently located at 4900 Tiedeman Road, Cleveland, Ohio 44144.

    CERTAIN TAXES. Jacor will bear the cost of all documentary stamp taxes payable in connection with the initial issuance of Warrant Shares (as defined in the Warrant Agreement) upon the exercise of Jacor Warrants, but will not be responsible for the payment of any such taxes in respect of any transfer involved in the issue or delivery of any Jacor Warrants or certificates for Warrant Shares in a name other than that of the registered holder of Jacor Warrants in respect of which such Warrant Shares are issued.

    MISCELLANEOUS. No holder of Jacor Warrants shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Jacor Common Stock until such Jacor Warrants are properly exercised as provided in the Warrant Agreement.

FINANCING ARRANGEMENTS

    THE OFFERINGS. Jacor expects that the funds necessary to pay the Cash Consideration will be obtained from the sale of 11,250,000 shares of Jacor Common Stock, the sale of $226.0 million aggregate principal amount at maturity of LYONs and the sale by JCAC of $100.0 million aggregate principal amount of Notes. Jacor intends to use a portion of the net proceeds from the Offerings, together with anticipated borrowings by JCAC under the New Credit Facility to finance the Merger and the remaining purchase price of the Noble Acquisition and for general corporate purposes, including working capital. Jacor has used $196.5 million of proceeds from the Offerings to repay all outstanding indebtedness under the Existing Credit Facility.

    Net proceeds of approximately $497.8 million from the Offerings were obtained on June 12, 1996 at the closings of the Offerings and the execution of the credit agreement creating the New Credit Facility occurred simultaneously with those closings. If the underwriters exercise their over-allotment option in the 1996 Stock Offering, Jacor could obtain additional net proceeds of approximately $45.5 million. On June 20, 1996, the underwriter for the LYONs Offering informed Jacor that it has exercised its over-allotment option, and Jacor expects to obtain additional net proceeds of approximately $14.6 million upon the over-allotment closing which is scheduled for June 25, 1996. A condition to the initial borrowing under the New Credit Facility is the consummation of the Merger prior to January 1, 1997. In addition, the Notes are subject to repurchase by Jacor if the Merger is not consummated prior to January 1, 1997. See "RISK FACTORS--Pending Acquisitions" and "THE MERGER--Financing Arrangements--The Senior Subordinated Notes Due 2006."

    EXISTING CREDIT FACILITY. Jacor's existing credit facility ("Existing Credit Facility") is provided by a syndicate of banks and other financial institutions pursuant to a credit agreement. The Existing Credit Facility provides up to $300.0 million of loans to Jacor in two components: (i) a $190.0 million revolving portion with mandatory quarterly commitment reductions beginning on March 31, 1997 and a final maturity date of December 31, 2003; and (ii) a $110.0 million revolving portion with scheduled quarterly reductions beginning on March 31, 1998 and ending on December 31, 2003.

    Borrowings under the Existing Credit Facility bear interest at rates that fluctuate with a bank base rate and/or the Eurodollar rate.

    The loans under the Existing Credit Facility are guaranteed by each of Jacor's direct and indirect subsidiaries other than certain immaterial subsidiaries. Jacor's obligations with respect to the Existing Credit

Facility and each guarantor's obligations with respect to the related guaranty are secured by substantially all of their respective assets, including, without limitation, inventory, equipment, accounts receivable, intercompany debt and, in the case of Jacor's subsidiaries, capital stock.

    The Existing Credit Facility contains covenants and provisions that restrict, among other things, Jacor's ability to: (i) incur additional indebtedness; (ii) incur liens on its property; (iii) make investments and advances; (iv) enter into guarantees and other contingent obligations; (v) merge or consolidate with or acquire another person or engage in other fundamental changes; (vi) engage in certain sales of assets; (vii) make capital expenditures; (viii) enter into leases; (ix) engage in certain transactions with affiliates; and (x) make restricted junior payments. The Existing Credit Facility also requires the satisfaction of certain financial performance criteria (including a consolidated interest coverage ratio, a leverage-to-operating cash flow ratio and a consolidated operating cash flow available for fixed charges ratio) and the repayment of loans under the Existing Credit Facility with proceeds of certain sales of assets and debt or equity issuances, and with 50% of Jacor's Excess Cash Flow (as defined in the Existing Credit Facility).

    The Existing Credit Facility provides for certain customary events of default, including a Change of Control (as defined in the Existing Credit Facility).

    NEW CREDIT FACILITY. JCAC has entered into the New Credit Facility with a syndicate of banks and other financial institutions. A condition to the initial borrowing under the New Credit Facility is the consummation of the Merger prior to January 1, 1997; the New Credit Facility will expire in the event the Merger is not consummated prior to January 1, 1997. See "RISK FACTORS--Pending Acquisitions." The New Credit Facility provides availability of up to $600.0 million of loans to JCAC in three components: (i) a revolving credit facility of up to $200.0 million with mandatory semi-annual commitment reductions beginning on the third anniversary of the closing of the New Credit Facility and a final maturity date of seven years after initial funding; (ii) a term loan of up to $300.0 million with scheduled semi-annual reductions beginning on the second anniversary of the closing of the New Credit Facility and a final maturity date of seven years after initial funding; and (iii) a tranche B term loan of up to $100.0 million with scheduled semi-annual reductions beginning on the third anniversary of the closing of the New Credit Facility and a final maturity date of eight years after initial funding. JCAC may elect to use the New Credit Facility to purchase the Citicasters Notes (as defined herein) tendered pursuant to a Change of Control Offer (as defined in the Citicasters Note Indenture).

    Borrowings under the New Credit Facility will bear interest at rates that fluctuate with a bank base rate and/or the Eurodollar rate.

    Loans under the New Credit Facility will be guaranteed by each of Jacor's direct and indirect subsidiaries other than certain immaterial subsidiaries. Jacor's obligations with respect to the New Credit Facility and each guarantor's obligations with respect to the related guaranty will be secured by substantially all of their respective assets, including, without limitation, inventory, equipment, accounts receivable, intercompany debt and, in the case of Jacor's subsidiaries, capital stock. JCAC's obligations under the New Credit Facility will be secured by a first priority lien on the capital stock of Jacor's subsidiaries.

    The New Credit Facility contains covenants and provisions that restrict, among other things, Jacor's ability to: (i) incur additional indebtedness; (ii) incur liens on its property; (iii) make investments and advances; (iv) enter into guarantees and other contingent obligations; (v) merge or consolidate with or acquire another person or engage in other fundamental changes; (vi) engage in certain sales of assets; (vii) make capital expenditures; (viii) enter into leases; (ix) engage in certain transactions with affiliates; and (x) make restricted junior payments. The New Credit Facility also requires the satisfaction of certain financial performance criteria (including a consolidated interest coverage ratio, a leverage-to-operating cash flow ratio and a consolidated operating cash flow available for fixed charges ratio) and the repayment of loans under the New Credit Facility with proceeds of certain sales of assets and debt issuances, and with 50% of the Company's Consolidated Excess Cash Flow (as defined in the New Credit Facility).

    Events of default under the New Credit Facility include various events of default customary for such type of agreement, such as failure to pay scheduled payments when due, cross defaults on other indebtedness, change of control events under other indebtedness (including the LYONs, the Notes and the Citicasters

Notes) and certain events of bankruptcy, insolvency and reorganization. In addition, the New Credit Facility includes events of default for JCAC and the cessation of any lien on any of the collateral under the New Credit Facility as a perfected first priority lien and the failure of Zell/Chilmark appointees to represent at least 30% of the Jacor Board of Directors.

    For purposes of the New Credit Facility, a change of control includes the occurrence of any event that triggers a change of control under the LYONs, the Notes or the Citicasters Notes. Such change of control under the New Credit Facility would constitute an event of default which would give the syndicate the right to accelerate the unpaid principal amounts due under the New Credit Facility. Upon such acceleration, there is no assurance that JCAC will have funds available to fund such repayment or that such funds will be available or terms acceptable to JCAC.

    THE CITICASTERS NOTES DUE 2004. The 9 3/4% Senior Subordinated Notes due 2004 (the "Citicasters Notes") are general unsecured obligations of Citicasters and are subordinated in rights of payment to all Senior Indebtedness (as defined in the Citicasters Note Indenture). The Citicasters Notes were issued pursuant to an Indenture between Citicasters and Shawmut Bank Connecticut, National Association, as Trustee (the "Citicasters Note Indenture").

    The December 31, 1995 aggregate outstanding principal amount of the Citicasters Notes is $122.5 million and the Citicasters Notes mature on February 15, 2004. Interest on the Citicasters Notes accrues at the rate of 9 3/4% per annum.

    The Citicasters Notes are not redeemable at Citicasters' option before February 15, 1999 (other than in connection with certain public offerings of Citicasters Common Stock, as described below). Thereafter, the Citicasters Notes are subject to redemption at the option of Citicasters, at redemption prices declining from 104.875% of the principal amount for the twelve months commencing February 15, 1999 to 100.00% on and after February 15, 2002, plus, in each case, accrued and unpaid interest thereon to the applicable redemption date.

    In addition, at any time on or before February 15, 1999, (i) up to 25% of the aggregate principal amount of the Citicasters Notes may be redeemed at a redemption price of 108.75% of the principal amount thereof, plus accrued and unpaid interest, out of the net proceeds of public offerings of primary shares of Citicasters Common Stock, and after giving effect to such redemption at least $100.0 million in Citicasters Notes remains outstanding and (ii) upon a Change of Control (as defined in the Citicasters Note Indenture), the Citicasters Notes can be redeemed provided at least $100.0 million of Citicasters Notes remain outstanding and such redemption occurs within 180 days of the date of a Change of Control. In addition, prior to December 31, 1996, Citicasters can redeem the Citicasters Notes from the proceeds of Asset Sales (as defined in the Citicasters Note Indenture) subject to certain restrictions.

    Within 60 days after any Change of Control, Citicasters or its successor must make an offer to purchase the Citicasters Notes at a purchase price equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest to the date of purchase. The Merger will constitute a Change of Control. Any Citicasters Notes which are not acquired in connection with such Change of Control offer, subject to the successor's right to redeem the Citicasters Notes as described above, will remain outstanding. Subsequent to the consummation of the Merger, the definition of change of control under the indenture governing the Citicasters Notes will be substantially similar to the definition of change of control in the Indenture governing the Notes. Jacor will comply with the requirements of Rule 14e-1 in connection with the repurchase of the Citicasters Notes, as such rule might apply to any such repurchase at the time thereof.

    The Citicasters Note Indenture contains certain covenants which impose certain limitations and restrictions on the ability of Citicasters to incur additional indebtedness, pay dividends or make other distributions, make certain loans and investments, apply the proceeds of Asset Sales (and use the proceeds thereof), create liens, enter into certain transactions with affiliates, merge, consolidate or transfer substantially all its assets, and make investments in unrestricted subsidiaries.

    The Indenture for the Citicasters Notes includes various events of default customary for such type of agreements, such as failure to pay principal and interest when due on the Citicasters Notes, cross defaults on other indebtedness and certain events of bankruptcy, insolvency and reorganization.

    THE 10 1/8% SENIOR SUBORDINATED NOTES DUE 2006. Concurrently with the consummation of the 1996 Stock Offering and the LYONs Offering, Jacor and JCAC consummated the Notes Offering. JCAC intends to lend the net proceeds to Jacor in connection with the financing for the Acquisitions.

    The Notes due 2006 will mature on June 15, 2006. The Notes will bear interest at the rate per annum of 10 1/8% from the date of issuance or from the most recent interest payment date to which interest has been paid or provided for, payable semi-annually on June 15 and December 15 of each year, commencing December 15, 1996, to the persons in whose names such Notes are registered at the close of business on the June 1 or December 1 immediately preceding such interest payment date. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months. The trustee under the indenture for the Senior Subordinated Notes (the "Senior Subordinated Note Indenture")
authenticated and delivered the Notes for original issue in an aggregate principal amount of $100.0 million.

    The Notes are not redeemable at JCAC's option before June 15, 2001. Thereafter, the Notes are subject to redemption at the option of JCAC, at redemption prices declining from 105.063% of the principal amount for the twelve months commencing June 15, 2001 to 100% on and after June 15, 2004, plus in each case, accrued and unpaid interest thereon to the applicable redemption date. Notwithstanding the foregoing, in the event that the Merger has not become effective prior to March 15, 1997, JCAC may redeem the Notes at a redemption price equal to 102% of the principal amount thereof, in each case plus accrued and unpaid interest, if any, to the redemption date; provided that such redemption, if made, must occur within 35 days of March 15, 1997.

    The Senior Subordinated Note Indenture contains certain covenants which impose certain limitations and restrictions on the ability of Jacor to incur additional indebtedness, pay dividends or make other distributions, make certain loans and investments, apply the proceeds of asset sales (and use the proceeds thereof), create liens, enter into certain transactions with affiliates, merge, consolidate or transfer substantially all its assets and make investments in unrestricted subsidiaries.

    If a change of control occurs, JCAC is required to offer to repurchase all outstanding Notes at a price equal to 101% of their principal amount, plus accrued and unpaid interest, if any, to the date of repurchase. There can be no assurance that JCAC will have sufficient funds to purchase all of the Notes in the event of a change of control offer or that JCAC would be able to obtain financing for such purpose on favorable terms, if at all. In addition, the New Credit Facility restricts JCAC's ability to repurchase the Notes, including pursuant to a change of control offer. Furthermore, a change of control under the Senior Subordinated Note Indenture will result in a default under the New Credit Facility.

    Upon consummation of the Merger, a Change of Control under the indenture governing the Notes means any transaction or series of transactions in which any of the following occurs: (i) any person or group (within the meaning of Rule 13d-3 under the Exchange Act and Sections 13(d) and 14(d) of the Exchange Act), other than Zell/Chilmark or any of its Affiliates, becomes the direct or indirect beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of
(A) greater than 50% of the total voting power (on a fully diluted basis as if all convertible securities had been converted) entitled to vote in the election of directors of JCAC or Citicasters, or the surviving person (if other than JCAC), or (B) greater than 20% of the total voting power (on a fully diluted basis as if all convertible securities had been converted) entitled to vote in the election of directors of JCAC or Citicasters, or the surviving person (if other than JCAC), and such person or group has the ability to elect, directly or indirectly, a majority of the members of the Board of Directors of JCAC; or (ii) JCAC or Citicasters consolidates with or merges into another person, another person consolidates with or merges into JCAC or Citicasters, JCAC or Citicasters issues shares of its capital stock or all or substantially all of the assets of JCAC or CC are sold, assigned, conveyed, transferred, leased or otherwise disposed of to any person as an entirety or substantially as an entirety in one transaction or a series of related transactions and the effect of such consolidation, merger, issuance or sale is as described in clause (i) above.

    Additionally, in the event the Merger has not become effective prior to January 1, 1997, JCAC is required to make an offer to repurchase the Notes at a price equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to the date of repurchase (the "Nonconsummation Offer"). There can be no assurance that JCAC will have sufficient funds to purchase all of the Notes in the event of a Nonconsummation Offer or that JCAC would be able to obtain financing for such purpose on favorable terms, if at all. JCAC currently has no material assets or operations. Upon consummation of the Merger, however, Jacor will, directly or indirectly, contribute, convey, or transfer all of the equity interests of its wholly owned subsidiaries to JCAC.

    Events of default under the Senior Subordinated Note Indenture include various events of default customary for such type of agreement, including the failure to pay principal and interest when due on the Notes, cross defaults on other indebtedness for borrowed monies in excess of $5.0 million (which indebtedness therefore includes the Existing Credit Facility, the New Credit Facility, the LYONs and the Citicasters Notes) and certain events of bankruptcy, insolvency and reorganization.

    THE LYONS DUE 2011. Concurrently with the consummation of the 1996 Stock Offering and the Notes Offering, Jacor consummated the LYONs Offering whereby Jacor issued and sold LYONs due June 12, 2011 in the aggregate principal amount at maturity of $226.0 million (excluding $33.9 million aggregate principal amount at maturity subject to the over-allotment option). Each LYON had an Issue Price of $443.4 and has a principal amount at maturity of $1,000.

    Each LYON is convertible, at the option of the holder, at any time on or prior to maturity, unless previously redeemed or otherwise purchased, into Common Stock at a conversion rate of 13.412 shares per LYON. The conversion rate will not be adjusted for accrued original issue discount, but is subject to adjustment upon the occurrence of certain events affecting the Common Stock. Upon conversion, the holder will not receive any cash payment representing accrued original issue discount; such accrued original issue discount will be deemed paid by the Common Stock received by the holder on conversion.

    The LYONs are not be redeemable by Jacor prior to June 12, 2001. Thereafter, the LYONs are redeemable for cash at any time at the option of Jacor, in whole or in part, at redemption prices equal to the issue price plus accrued original issue discount to the date of redemption.

    The LYONs will be purchased by Jacor, at the option of the holder, on June 12, 2001 and on June 12, 2006 for a Purchase Price of $581.25 and $762.39 (representing issue price plus accrued original issue discount to each date), respectively, representing a 5.50% yield per annum to the Holder on such date, computed on a semiannual bond equivalent basis. Jacor, at its option, may elect to pay the purchase price on any such purchase date in cash or Jacor Common Stock, or any combination thereof. In addition, as of 35 business days after the occurrence of a change in control of Jacor occurring on or prior to June 12, 2001, each LYON will be purchased for cash, by Jacor, at the option of the holder, for a change in control purchase price equal to the issue price plus accrued original issue discount to the change in control purchase date set for such purchase. The change in control purchase feature of the LYONs may in certain circumstances have an anti-takeover effect.

    Under the indenture for the LYONs (the "LYONs Indenture"), a "Change in Control" of Jacor is deemed to have occurred at such time as (i) any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) other than Zell/Chilmark, Jacor, any subsidiary of Jacor, or any employee benefit plan of either Jacor or any Subsidiary of Jacor, files a
Schedule 13D or 14D-1 under the Exchange Act (or any successor schedule, form or report) disclosing that such person has become the beneficial owner of 50% or more of the Common Stock or other capital stock of Jacor into which such Common Stock is reclassified or changed, with certain exceptions, or (ii) there shall be consummated any consolidation or merger of Jacor (a) in which Jacor is not the continuing or surviving corporation or (b) pursuant to which the Common Stock would be converted into cash, securities or other property, in each case, other than a consolidation or merger of Jacor in which the holders of Common Stock immediately prior to the consolidation or merger own, directly or indirectly, at least a majority of Common Stock of the continuing or surviving corporation immediately after the consolidation or merger. A Change of Control under the LYONs Indenture constitutes an event of default under the New Credit Facility. See "-- New Credit Facility."

    The LYONs Indenture includes various events of default customary for such type of agreement, such as cross defaults on other indebtedness for borrowed monies in excess of $10.0 million (which indebtedness therefore includes the Existing Credit Facility, the New Credit Facility, the Notes and the Citicasters Notes) and certain events of bankruptcy, insolvency and reorganization. A change of control under the indenture which governs each of the Notes, the Citicasters Notes and the LYONs will result in a default under the New Credit Facility. Additionally, unless JCAC is successful in seeking consents from its lenders under the New Credit Facility to permit change of control repurchase offers for each of the Notes, the Citicasters Notes or the LYONs or JCAC is successful in refinancing such borrowings, such event of default under the New Credit Facility constitutes an event of default under each of the Notes, the Citicasters Notes and the LYONs. Such events of default could result in the immediate acceleration of all then outstanding indebtedness under each of the Notes, Citicasters Notes and LYONs. As a result, differences in the definitions of change of control under the indentures for the Notes and the Citicasters Notes and the LYONs will not have a difference in the effect on JCAC or the respective holders other than where the lenders under the New Credit Facility have waived such event of default. In the event of such waiver there could be a change of control under the Notes and the Citicasters Notes which would not result in a change of control under the LYONs or VICE VERSA.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

    In considering the recommendations of the Jacor Board and the Citicasters Board with respect to the Merger, shareholders should be aware that certain members of Citicasters' management and the Citicasters Board (as well as other employees of Citicasters) have certain interests described below that may present them with actual or potential conflicts of interest in connection with the Merger. Each of the Jacor Board and Citicasters Board was aware of these interests and considered them, among other matters, in approving the Merger Agreement and the transactions contemplated thereby.

    EMPLOYMENT CONTINUATION AGREEMENTS. The Merger Agreement provides that within sixty days after the execution of the Merger Agreement, Citicasters will offer to enter into Employment Continuation Agreements with Gregory C. Thomas, Executive Vice President and Chief Financial Officer of Citicasters, and certain senior managers of Citicasters. The Employment Continuation Agreement for Mr. Thomas, which becomes operative upon a Change in Control (which, as defined therein, includes the Merger), provides that Citicasters will continue to employ Mr. Thomas for a period of two years, commencing on the date of the occurrence of a Change in Control. Under the Employment Continuation Agreement, Mr. Thomas will receive annual compensation of $335,000 and certain employee benefits that are available generally to other executives of Citicasters after the Effective Time. Mr. Thomas will receive certain severance benefits if (i) he is terminated other than for cause (as defined in the Employment Continuation Agreement) or permanent disability or (ii) during the sixty-day period immediately following a Change in Control, he declines or terminates Citicasters' offer of continued employment. The Employment Continuation Agreements for Citicasters senior managers, which also become operative upon a Change in Control, have the same term, compensation and benefit arrangements as Mr. Thomas' agreement, but provide that such senior managers will receive certain severance benefits if during the term of their respective agreements (i) they are terminated other than for cause or permanent disability, or (ii) if the nature or scope of their employment suffers a significant adverse change. In addition, certain senior managers are entitled to such severance payments only so long as he or she complies with certain noncompetition and nonsolicitation provisions set forth in their respective Employment Continuation Agreements. The aggregate payments offered to senior managers under the Employment Continuation Agreements are $6.73 million.

    CITICASTERS STOCK OPTIONS. The Merger Agreement provides that prior to the Effective Time, Citicasters will use its reasonable best efforts to (i) cause all 1,611,437.5 outstanding options to purchase shares of Citicasters Common Stock (each, an "Option") issued pursuant to Citicasters' 1993 Stock Option Plan or 1994 Directors Stock Option Plan (collectively, the "Stock Option Plans") to become fully vested and exercisable and (ii) obtain from each holder of any Option an agreement, in form and substance reasonably satisfactory to Jacor, to surrender as of the Effective Time all outstanding Options, in consideration of the payment at the Effective Time of an amount of cash per share subject to each such Option equal to the difference between the exercise price of such Option and the Cash Consideration (less an amount equal to all taxes required to be withheld from such payment), plus for each share subject to such Option, the Warrant Consideration, or, alternatively, acquire upon payment of the exercise price an amount of cash equal to the Cash Consideration (less an amount equal to all taxes required to be withheld) in lieu of each share of Citicasters Common Stock formerly covered thereby, plus for each share covered by such Option, the Warrant Consideration.

    Pursuant to the foregoing treatment of the Options, Options to acquire an aggregate of 90,000 shares of Citicasters Common Stock at $10.33 per share and Options to acquire an aggregate of 7,500 shares of Citicasters Common Stock at $25.50 per share held by the directors of Citicasters, which were previously unvested and unexercisable at the time the Merger Agreement was entered into, will become immediately vested and exercisable. In addition, Options to acquire an aggregate of 327,375 shares of Citicasters Common Stock at $6.67 per share and Options to acquire an aggregate of 135,000 shares of Citicasters Common Stock at $9.77 per share held by the executive officers of Citicasters, which were previously unvested and unexercisable at the time the Merger Agreement was entered into, will become immediately vested and exercisable. The surrender of all outstanding Options in consideration of the payment at the Effective Time of the Cash Consideration and the Warrant Consideration will result in aggregate cash payments of $34.3 million and the issuance of Jacor Warrants for approximately 328,000 shares of Jacor Common Stock.

    As a result of the foregoing, each director of Citicasters (except John P. Zanotti) shall receive Cash Consideration of $437,325 and 4,885 Jacor Warrants. The executive officers of Citicasters, Messrs. John P. Zanotti, Gregory C. Thomas and Samuel J. Simon, shall receive Cash Consideration of $12,493,125, $2,206,913 and $1,086,019, respectively, and 114,483, 20,607 and 10,303 Jacor
Warrants, respectively. See "THE MERGER--Interests of Certain Persons in the Merger."

    INDEMNIFICATION. The Merger Agreement provides that Jacor will, for not less than six years following the Effective Time, indemnify and hold harmless each present and former director, officer, agent and employee of Citicasters and its subsidiaries ("Indemnified Parties") from and against any and all claims arising out of or in connection with activities in such capacity, or on behalf of, or at the request of, Citicasters, its subsidiaries or their affiliates, and will advance expenses incurred with respect to the foregoing, as they are incurred, to the fullest extent permitted by applicable law; PROVIDED, HOWEVER, that if any claim or claims are asserted or made within such six-year period, all rights to indemnification in respect of such claims will continue until the final disposition of any and all such claims.

    Jacor is further obligated by the Merger Agreement to cause Citicasters to keep in effect provisions in the Citicasters Restated Articles of Incorporation and By-laws providing for exculpation of director and officer liability and its indemnification of or advancement of expenses to the Indemnified Parties to the fullest extent permitted under the FBCA, which provisions shall not be amended except as required by applicable law or except to make changes permitted by law that would enhance the Indemnified Parties' right of indemnification or advancement of expenses. If, after the Effective Time, Jacor or any of its successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers all or substantially all of its property and assets to any person, then, in each such case, proper provision shall be made so that the successors and assigns of Jacor assume all of Jacor's foregoing indemnity obligations.
    REGISTRATION RIGHTS. Pursuant to the Stockholders Agreement, Jacor has agreed to enter into an agreement prior to the closing of the Merger providing for the shelf registration of resale of the Jacor Warrants and the underlying shares of Jacor Common Stock to be issued to the Consenting Stockholders as part of the Merger Consideration. Such agreement is anticipated to have terms and conditions customary for transactions of such nature.

REGULATORY MATTERS

    The receipt of certain federal and state governmental or regulatory approvals are required in order to consummate the Merger, including the approval of the FCC, and the expiration or termination of the applicable waiting period under the HSR Act. Jacor and Citicasters have agreed in the Merger Agreement to use all reasonable efforts to obtain such approvals or waivers, but there can be no assurance as to when or if such approvals or waivers will be obtained. See "RISK FACTORS--Pending Acquisitions."

    FCC OWNERSHIP RULES. Rules of the FCC limit the number and location of broadcast stations in which one licensee (or any party with a control position or attributable ownership interest therein) may have an attributable interest. The "national radio ownership rule" had generally prohibited any one non-minority individual or entity from having a control position or attributable ownership interest in more than 20 AM or more than 20 FM radio stations nationwide. The Telecom Act directs the FCC to modify its rules to eliminate any provisions limiting the number of radio stations which may be owned or controlled by one entity nationally. The FCC adopted this rule change by an order which became effective on March 15, 1996. Consequently, there now is no limit imposed by the FCC to the number of radio stations one party may own nationally.

    The "local radio ownership rule" limits the number of stations in a radio market in which any one individual or entity may have a control position or attributable ownership interest. The local radio ownership rule had provided for markets with 15 or more radio stations, a limit of two AMs and two FMs, provided generally that the combined audience shares of the co-owned stations did not exceed 25% of the radio ratings market at the time of acquisition. The Telecom Act directs the FCC to revise its rules to increase the local radio ownership limits as follows: (a) in markets with 45 or more commercial radio stations, a party may own up to eight commercial radio stations, no more than five of which are in the same service (AM or FM); (b) in markets with 30-44 commercial radio stations, the limit is seven commercial radio stations, no more than four of which are in the same service; (c) in markets with 15-29 commercial radio stations, the limit is six commercial radio stations, no more than four of which are in the same service; and (d) in markets with 14 or fewer commercial radio stations, a party may own up to five commercial radio stations, no more than three of which are in the same service, provided that no party may own more than 50% of the commercial stations in the market. The FCC adopted these changes to the local radio ownership rule by an order which became effective on March 15, 1996. In addition, the FCC has a "cross interest" policy that may prohibit a party with an attributable interest in one station in a market from also holding either a "meaningful" non-attributable equity interest (e.g., non-voting stock, voting stock, limited partnership interests) or key management position in another station in the same market, or which may prohibit local stations from combining to build or acquire another local station. The FCC is presently evaluating its cross-interest policy as well as policies governing attributable ownership interests. Jacor cannot predict whether the FCC will adopt any changes in these policies or, if so, what the new policies will be.

    The rules also generally prohibit the acquisition of an ownership or control position in a television station and one or more radio stations serving the same market (termed the "one-to-a-market" rule). Current FCC policy looks favorably upon waiver requests relating to television and AM/FM radio combinations in the top 25 television markets where at least 30 separately owned broadcast stations will remain after the combination. One-to-a-market waiver requests in other markets, as well as those in the top 25 television markets that involve the combination of a television station and more than one same service (AM or FM) radio station, presently are evaluated by the FCC pursuant to a fact-based five-part, case-by-case review. The FCC also has an established policy for granting waivers that involve "failed" stations. The FCC currently is considering changes to its one-to-a-market waiver standards in a pending rule-making proceeding. The Telecom Act instructs the FCC to extend its top 25 market/30 voices waiver policy to the top 50 markets, consistent with the public interest, convenience, and necessity. The Telecom Act conferees stated that they expect the FCC in its future implementation of its current one-to-a-market waiver policy, as well as in any future changes the FCC may adopt in the pending rule-making, to take into account increased competition and the need for diversity in today's radio marketplace. The FCC also plans to review and possibly modify its current prohibitions relating to ownership or control positions in a daily newspaper and a broadcast station in the same market.

    FCC APPROVALS. On February 22, 1996, Citicasters and Jacor filed an application (the "Citicasters Transfer Application") with the FCC requesting the FCC's consent to transfer control of Citicasters Co., which is the FCC licensee for each of Citicasters' radio and television stations, from the holders of Citicasters Common Stock to Jacor. Jacor presently owns and/or has time brokerage agreements with one AM and two FM stations in the Atlanta market, two AM and two FM stations in the Tampa market and two AM and two FM stations in the Cincinnati market. The Citicasters Transfer Application provides a technical statement demonstrating that, pursuant to the FCC's methodology for calculating market size, the relevant radio market in each of Atlanta, Tampa and Cincinnati contains more than 45 commercial radio stations, and Jacor would own less than eight commercial radio stations, and less than five in the same service in each such radio market. The television stations licensed to Citicasters are in markets in which Jacor and Citicasters own radio stations. Consequently, the Citicasters Transfer Application requests waivers pursuant to a five-part, case-by-case review of the one-to-a-market rule to permit the permanent co-ownership of these television and radio stations. The Citicasters Transfer Application notes that the FCC may choose to grant initially temporary waivers of the one-to-a-market rule in connection with the transfer of Citicasters to Jacor and thereafter rule on the permanent waiver requests. If the FCC does not grant either a permanent or temporary one-to-a-market waiver, but otherwise consents to the Merger, Jacor could not consummate the Merger unless the Citicasters television stations or the Citicasters and Jacor radio stations in the Cincinnati and Tampa markets were assigned to third parties. If divestitures are required, there can be no assurance that Jacor would be able to obtain full value for such stations nor that such sales would not have a material adverse impact upon Jacor's business, financial condition and results of operations. In such event, Jacor's intention would be to seek reconsideration and/or appellate court review of the FCC's decision.

    The Citicasters Transfer Application has been accepted by the FCC and, pursuant to the Communications Act and the FCC's rules, interested third parties could have filed petitions to deny the Citicasters Transfer Application until April 4, 1996, and thereafter may file informal objections until the Citicasters Transfer Application is granted. No party has filed a timely petition to deny or, to Jacor's knowledge, other objection to the Citicasters Transfer
Application. To date, the FCC has not acted on the Citicasters Transfer Application.

    In the event that an opposition against the Citicasters Transfer Application is filed that raises substantial issues, the FCC would determine on the basis of the opposition, responses to the opposition that may be filed by Jacor and/or Citicasters, and such other facts as it may officially notice, whether there were substantial and material issues of fact that would require an evidentiary hearing to resolve. In the absence of issues requiring an evidentiary hearing, and upon a finding that a grant of the Citicasters Transfer Application (and the associated waivers noted above) would serve the public interest, convenience and necessity, the FCC, or the FCC's staff acting by delegated authority, will grant the Citicasters Transfer Application. In the unlikely event that there are any issues of fact which cannot be resolved without an evidentiary hearing, the FCC could designate the Citicasters Transfer Application for such a hearing, and the consummation of the Merger could be jeopardized due to the length of time ordinarily required to complete such proceedings.

    Within thirty days following FCC public notice of such a grant, parties in interest may file a petition for reconsideration requesting that the FCC (or the FCC's staff in the case of a staff grant), reconsider its action. Alternatively in the case of a staff grant, parties in interest may within the same thirty-day period file an "Application for Review" requesting that the FCC review and set aside the staff grant. In the event of a staff grant, a party in interest could take both actions, by first filing a petition for reconsideration with the staff and later, within thirty days following public notice of the denial of that petition, filing an Application for Review. In the case of a staff grant, the FCC may also review the staff action on its own motion within forty days following public notice of the staff's action. The FCC may review any of its own actions on its own motion within thirty days following public notice of the action.

    Within thirty days of public notice of an action by the FCC (i) granting the Citicasters Transfer Application, (ii) denying a petition for reconsideration of such a grant or (iii) denying an Application for Review of a staff grant, parties in interest may appeal the FCC's action to the U. S. Court of Appeals for the District of Columbia Circuit.

    In the event that the Citicasters Transfer Application should be denied or the requested waivers not granted by the FCC or its staff, Jacor and Citicasters would have the same rights to seek reconsideration or review and to appeal as set forth above with respect to adverse parties.

    If the FCC does not, on its own motion, or upon a request by an interested party for reconsideration or review, review a staff grant or its own action within the time periods set forth above, an action by the FCC or its staff granting the Citicasters Transfer Application would become final. The Merger Agreement provides that if all other conditions to the Merger are satisfied or waived, the parties are obligated to consummate the Merger upon the issuance of an FCC grant of the Citicasters Transfer Application, even if such grant has not become final.

    FCC LICENSE RENEWALS. Applications for regular renewal of the licenses of Jacor's four Ohio radio stations and of Citicasters' seven Ohio radio stations were filed with the FCC in May 1996. In normal course, such applications would be granted by the end of September 1996. Similar renewal applications will be due to be filed by October 1, 1996 for Citicasters' Kansas City radio stations and its Florida television station. Such applications would normally be granted by the end of January 1997. The licenses of Citicasters' stations in Phoenix, Sacramento and Portland will not come due for renewal prior to May 31, 1997.

    Except for Jacor's Florida stations and Georgia stations (other than WGST-FM), whose licenses have been renewed for seven years expiring in 2003, the current seven-year terms of the broadcasting licenses of all of Jacor's stations expire in 1996, 1997 and 1998. Jacor does not anticipate any material difficulty in obtaining license renewals for full terms in the future.

    When the FCC considers a proposed transfer of control of an FCC licensee that holds multiple FCC licenses, some of which licenses are subject to pending renewal applications, the FCC's past policy has been either to defer action on the transfer application until the pending renewals have been granted or to grant the transfer application conditioned on the transfer not being consummated until the renewals have been granted. The FCC has recently modified that policy to provide that so long as there are no unresolved issues pertaining to the qualifications of the transferor or the transferee and so long as the transferee is willing to substitute itself as the renewal applicant, the FCC will grant a transfer application for a licensee holding multiple licenses and permit consummation of the transfer notwithstanding the pendency of renewal applications for one or several of the licensee's stations. This new policy should permit the parties to consummate the Merger (assuming satisfaction or waiver of all other conditions and the FCC's grant of the Citicasters Transfer Application) during those periods when renewal applications are pending for one or more Citicasters' stations. It is anticipated that Citicasters will have renewal applications pending from June 1996 through January 1997 and from June 1997 through January 1998, although these periods could be extended in the event that the FCC does not grant the subject renewal applications promptly. However, because the policy is so new, there can be no assurance that further clarifications of the policy will not make it impossible or inadvisable to consummate the Merger during such periods. In such event, if the consummation of the Merger does not occur prior to October 1, 1996, the Cash Consideration to be paid by Jacor will be increased each month by $.22125 for each issued and outstanding share of Citicasters Common Stock and the exercise price of the Jacor Warrants will be reduced from $28.00 to $26.00 per full share of Jacor Common Stock. In the event that the Merger is not consummated on or before May 31, 1997, Citicasters may terminate the Merger Agreement and draw upon an irrevocable, direct pay letter of credit obtained by Jacor in the amount of $75.0 million.

    REINCORPORATION OF JACOR. The reincorporation of Jacor as a Delaware corporation requires prior FCC approval as a corporate restructuring that does not involve a substantial change in ownership or control. Such approval is obtained by the filing of a "short-form" assignment application with the FCC. Such short-form applications do not require public notice or a waiting period before grant by the FCC. Third parties do not have a right to petition for the denial of such applications. The FCC typically grants uncontested short-form applications within two weeks to one month from filing.

    ANTITRUST. Certain acquisitions by Jacor of broadcasting companies, radio station groups or individual radio stations will be subject to review by the Antitrust Division and the Federal Trade Commission pursuant to the provisions of the HSR Act. Generally, acquisitions involving assets valued at $15.0 million or more, and certain acquisitions of voting securities, come within the purview of the HSR Act. Although it is likely that many proposed acquisitions will not require the parties to the transaction to comply with the HSR Act, or if such compliance is required, will result in rapid clearance by the antitrust agencies, in certain instances, such as is the case with the Acquisitions, the antitrust agencies may choose to investigate the proposed acquisition, particularly if it appears that such acquisition will result in substantial concentration within a specific market. Any decision by an antitrust agency to challenge a proposed acquisition could affect the ability of Jacor to consummate the proposed acquisition, or to consummate the acquisition on the proposed terms.

    Under the HSR Act and the rules promulgated thereunder, the Merger may not be consummated until notifications have been given and certain information has been furnished to the Antitrust Division and the Federal Trade Commission (the "FTC") and specified waiting period requirements have been satisfied. Jacor and Citicasters each filed with the Antitrust Division and the FTC a Notification and Report Form (the "Notification and Report Form") with respect to the Merger on February 16, 1996.

    The Antitrust Division and the FTC determine between themselves which agency is to take a closer look at a proposed transaction. The Antitrust Division or the FTC, as the case may be, may then issue a formal request for additional information ("the Second Request"). Under the HSR Act, if a Second Request is issued, the waiting period then would be extended and would expire at 11:59 p.m., on the twentieth calendar day after the date of substantial compliance by both parties with such Second Request. Only one extension of the waiting period pursuant to a request for additional information is authorized by the HSR Act. Thereafter, such waiting period may be extended only by court order or with the consent of the parties. In practice, complying with a request for additional information or material can take a significant amount of time. In addition, if the Antitrust Division or the FTC raises substantive issues in connection with a proposed transaction, the parties frequently engage in negotiations with the relevant governmental agency concerning possible means of addressing those issues and may agree to delay consummation of the transaction while such negotiations continue. On March 15, 1996, the Antitrust Division issued a Second Request to Jacor and Citicasters.

    In format and specifications, the Second Request closely follows the model routinely used by the Antitrust Division. The Second Request focuses particularly on the sale of radio advertising time in the Cincinnati area and does not raise questions regarding the acquisition of Citicasters' Cincinnati TV station or the Citicasters radio stations in other cities. The Antitrust Division has expressed concern regarding the possible effect of the Merger in the Cincinnati market. Jacor believes that the parties have substantially complied with the Second Request relative to the Merger, and further believes that the applicable waiting period with respect to the Merger expired on June 9, 1996. The Antitrust Division has expressed concern regarding the possible effect of the Merger in the Cincinnati market, and the parties to the Merger are having ongoing discussions with the Antitrust Division to address those concerns.

    The Antitrust Division and the FTC frequently scrutinize the legality under the antitrust laws of transactions such as the Merger. At any time before or after the Jacor Annual Meeting, the Antitrust Division or the FTC could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the Merger or seeking the divestiture of substantial assets of Citicasters or its subsidiaries or Jacor or its subsidiaries.

    In addition, state antitrust authorities may also bring legal action under the antitrust laws. Such action could include seeking to enjoin the consummation of the Merger or seeking divestiture of certain assets of Jacor or Citicasters. No state authorities have indicated that they will undertake an investigation of the Merger. Private parties may also seek to take legal action under the antitrust laws under certain circumstances. There can be no assurance that a challenge to the Merger on antitrust grounds will not be made or, if such a challenge is made, what the result of such challenge may be.

    REQUIRED APPROVALS FOR NOBLE ACQUISITION. Jacor's acquisition of Noble also requires the approval of the FCC and the expiration or termination of the applicable waiting period under the HSR Act.

    On February 8, 1996, Jacor filed an application with the FCC for its consent to the transfer of control of Noble Broadcast Licenses, Inc. ("Noble Licenses"), the licensee of ten full-powered radio stations in the Toledo, St. Louis and Denver markets, from John T. Lynch et al., to Jacor (the "Noble Transfer Application"). Jacor presently owns two AM and two FM stations in the Denver market, and Noble presently owns two AM and two FM stations serving the Denver market. The Noble Transfer Application was granted on March 27, 1996 by the Mass Media Bureau of the FCC acting pursuant to delegated authority. No party filed an opposition to the Noble Transfer Application. The FCC issued on April 1, 1996, a public notice of the grant by the Mass Media Bureau. Pursuant to the Communications Act and the FCC's rules, interested third parties could have filed petitions for reconsideration of the Noble Transfer Application until May 1, 1996. Third parties that did not object to an application prior to its grant must establish good cause for filing a petition for reconsideration. The Mass Media Bureau of the FCC also could have reconsidered the grant of the Noble Transfer Application on its own motion until May 1, 1996. In addition, the full FCC on its own motion could have reviewed the Mass Media Bureau grant until May 13, 1996. No such action was taken, so consequently the grant of the Noble Transfer Application has become "final," that is, the grant is no longer subject to further administrative or judicial review. Pursuant to the Noble agreement, however, Jacor at its option may defer the closing until all Noble station licenses have been renewed and such renewal grants are final.

    On February 26, 1996, Jacor and Noble also each filed with the Antitrust Division and the FTC a Notification and Report Form with respect to Jacor's acquisition of Noble's Denver, St. Louis, and Toledo radio stations. On March 29, 1996, the Antitrust Division issued a Second Request to Jacor and Noble. Jacor believes that the parties completed substantial compliance with the Second Request relevant to the Noble Acquisition on June 17, 1996, and anticipates that the applicable waiting period with respect to the Noble Acquisition will expire on July 7, 1996. In format and specifications, the Second Request closely follows the model routinely used by the Antitrust Division. The Second Request focuses particularly on the sale of radio advertising time in the Denver area and does not raise questions regarding the acquisition of the Noble radio stations in other cities. Although the Second Request seeks considerable information, the Antitrust Division has not expressed a substantive view of the Noble Acquisition to date.

    Previously, on February 6, 1996, Jacor and Noble filed a Notification and Report Form with respect to Jacor's acquisition of Noble as related to the San Diego radio market, and were granted early termination of the applicable waiting period under the HSR Act. Promptly following such early termination, Jacor consummated its purchase of certain assets relating to Noble's San Diego operations on February 21, 1996. See "THE NOBLE ACQUISITION."

NASDAQ LISTING

    Under the Merger Agreement, Jacor has agreed to use its reasonable best efforts to cause the Jacor Warrants to be listed for trading on the Nasdaq National Market.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    The following is a description of material federal income tax consequences applicable to holders of Citicasters Common Stock and to holders of options to acquire Citicasters Common Stock who receive cash and warrants pursuant to the Merger. Except as otherwise expressly indicated, the following only describes certain tax consequences to United States persons (E.G., citizens or residents of the United States and domestic corporations) (a) who hold shares of Citicasters Common Stock as capital assets and will hold the Jacor Warrants received in the Merger as capital assets or (b) who hold options to acquire Citicasters Common Stock that were received in consideration for the performance of services to Citicasters. It does not discuss the tax consequences that might be relevant to holders of Citicasters Common Stock or options to acquire Citicasters Common Stock entitled to special treatment under the federal income tax law, such as life insurance companies, tax exempt organizations, S corporations, and taxpayers subject to alternative minimum tax.

    Citicasters has been advised by its counsel, Jones, Day, Reavis & Pogue, that in its opinion the Merger will be a taxable event to holders of Citicasters Common Stock and to holders of options to acquire Citicasters Common Stock who receive cash and warrants pursuant to the Merger. Counsel has further advised Citicasters that it is counsel's opinion that, while the following does not purport to discuss all tax matters relating to the Merger, the following are material federal income tax consequences of the Merger, subject to the qualifications herein.

    TAX CONSEQUENCES TO HOLDERS OF CITICASTERS COMMON STOCK. Holders of Citicasters Common Stock will be treated as if, at the Effective Time, they had sold each of their shares for cash and a Jacor Warrant. A holder will recognize capital gain or loss equal to the difference between (a) the cash and the fair market value, if any, of the Jacor Warrant received and (b) the holder's basis in Citicasters Common Stock given up in exchange. The tax basis of the Jacor Warrant received by a holder of Citicasters Common Stock will be the fair market value of the warrant at the Effective Time. The preceding discussion assumes that the Closing occurs prior to October 1, 1996.

    In the event that the Closing does not occur prior to October 1, 1996, for each share of Citicasters Common Stock, a holder will receive an additional amount of $.22125 in cash for each full calendar month ending prior to the Closing. In this event, the facts and circumstances surrounding the delay in the Closing may affect the tax character of any additional amount received (I.E., whether the additional amount is treated as additional purchase price that would increase the capital gain (or decrease the capital loss) recognized by a holder on the disposition of his or her shares in the Merger or interest that would be taxable as ordinary income). For example, if the event causing the delay is considered to be within the control of Jacor, the

Internal Revenue Service may attempt to recharacterize the additional amount as interest that is taxable as ordinary income. Due to the facts and circumstances of the inquiry, Jones, Day, Reavis & Pogue has expressed no tax opinion on this issue. Jacor and Citicasters each have indicated its intention to treat any additional amounts received as additional purchase price that would increase the capital gain (or decrease the capital loss) recognized by a holder on the disposition of his or her shares in the Merger. Holders should note, however, that, depending on the facts and circumstances, there is a risk that the Internal Revenue Service may attempt to recharacterize all or a portion of any additional amount received as interest, rather than as additional purchase price.

    If a former holder of Citicasters Common Stock disposes of the Jacor Warrants received pursuant to the Merger in a future sale or in an exchange with an unrelated party of such warrants for cash or stock of an unrelated party, the holder will recognize a capital gain or loss equal to the difference between (a) the proceeds received on disposition and (b) the holder's tax basis in the Jacor Warrants. Former holders of Citicasters Common Stock, however, will not be taxed at the time they exercise Jacor Warrants. Instead, the holders will have a basis in the Jacor Common Stock received on exercise of the Jacor Warrants equal to the exercise price plus the holder's tax basis in the Jacor Warrants. If Jacor Warrants expire prior to their exercise, the holder of the Jacor Warrants will recognize a capital loss at that time equal to the holder's tax basis in the Jacor Warrants.

    Under the federal income tax backup withholding rules, unless an exemption applies, the Exchange Agent will be required to withhold, and will withhold, 31% of all payments to which a holder of Citicasters Common Stock or other payee is entitled pursuant to the Merger, unless the holder or other payee provides a tax identification number (social security number, in the case of an individual, or employer identification number in the case of other Citicasters shareholders) and certifies under penalties of perjury, that such number is correct. Each holder of Citicasters Common Stock, and, if applicable, each other payee, should complete and sign the substitute Form W-9 which will be included as part of the letter of transmittal to be returned to the Exchange Agent in order to provide the information and certification necessary to avoid backup withholding, unless an applicable exception exists and is proved in a manner satisfactory to the Exchange Agent. The exceptions provide that certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, however, he or she must submit a signed statement (I.E., Certificate of Foreign Status on Form W-8) attesting to his or her exempt status. Any amounts withheld will be allowed as a credit against the holder's federal income tax liability for such year.

    TAX CONSEQUENCES TO HOLDERS OF OPTIONS TO ACQUIRE CITICASTERS COMMON STOCK. Holders of options to acquire Citicasters Common Stock will exchange each of their options for cash and a Jacor Warrant. A holder will recognize ordinary income equal to the amount of cash received. In addition, while the matter may not be free from doubt, it is likely that the holder also will recognize ordinary income equal to the fair market value of the Jacor Warrants received. Due however to the lack of direct authority regarding the receipt of warrants by a holder of options, Jones, Day, Reavis & Pogue has expressed no opinion on this issue. Citicasters has indicated its intention to report on Form W-2 for each holder the sum of the cash and the fair market value of the Jacor Warrants received. Assuming that a holder recognizes income on receipt of the Jacor Warrants, the tax consequences on disposition or expiration of the warrants should be similar to those described above in the case of holders of Citicasters Common Stock who received Jacor Warrants, provided that the warrants are held as capital asset.

    In addition to the tax consequences described above, certain options that become fully vested as a result of the Merger, as well as other items, may constitute "excess parachute payments" associated with a change in control of Citicasters. Such payments can result in a special 20 percent excise tax on the holder under Section 4999 of the Code and a loss of the deduction associated with the payments to Citicasters under Section 280G of the Code.

    TAX CONSEQUENCES TO JACOR. The consummation of the Merger will not be a taxable event to Jacor.

    THE FOREGOING IS A SUMMARY DESCRIPTION OF MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER AND RELATED TRANSACTIONS, WITHOUT CONSIDERATION OF THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY HOLDER OF

CITICASTERS COMMON STOCK OR HOLDER OF OPTIONS TO ACQUIRE CITICASTERS COMMON STOCK. IN ADDITION, IT DOES NOT ADDRESS THE STATE, LOCAL OR FOREIGN TAX ASPECTS OF THE MERGER. THE DISCUSSION IS BASED ON CURRENTLY EXISTING PROVISIONS OF THE CODE, EXISTING AND PROPOSED TREASURY REGULATIONS THEREUNDER AND CURRENT ADMINISTRATIVE RULINGS AND COURT DECISIONS. ALL OF THE FOREGOING ARE SUBJECT TO CHANGE AND ANY SUCH CHANGE COULD AFFECT THE CONTINUING VALIDITY OF THE DISCUSSION. EACH CITICASTERS SHAREHOLDER SHOULD CONSULT ITS OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE MERGER TO THE HOLDER, INCLUDING THE APPLICATION AND EFFECT OF FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS.

ACCOUNTING TREATMENT

    The Merger will be accounted for as a "purchase," as such term is used under generally accepted accounting principles. Accordingly, from and after the Effective Date, Citicasters' consolidated results of operations will be included in Jacor's consolidated results of operations. For purposes of preparing Jacor's consolidated financial statements, Jacor will establish a new accounting basis for Citicasters' assets and liabilities based upon the fair market values thereof and Jacor's purchase price, including the costs of the acquisition. Accordingly, the purchase accounting adjustments made in connection with the development of the pro forma condensed financial information appearing elsewhere in this Proxy Statement/Information Statement/Prospectus are preliminary and have been made solely for purposes of developing such pro forma consolidated financial information to comply with disclosure requirements of the Commission. Although the final allocation will differ, the pro forma consolidated financial information reflects management's best estimate based upon currently available information. See "UNAUDITED PRO FORMA FINANCIAL INFORMATION."

FEDERAL SECURITIES LAW CONSEQUENCES

    All Jacor Warrants received by Citicasters shareholders in the Merger will be freely transferable, except that Jacor Warrants received by persons who are deemed to be "affiliates" (as such term is defined under the Securities Act) of Citicasters prior to the Merger may be resold by them only in transactions permitted by the resale provisions of Rule 145 promulgated under the Securities Act (or Rule 144 in the case of such persons who become affiliates of Jacor) or as otherwise permitted under the Securities Act. Persons who may be deemed to be affiliates of Jacor or Citicasters generally include individuals or entities that control, are controlled by, or are under common control with, such party and may include certain officers and directors of such party as well as principal shareholders of such party. The Merger Agreement requires Citicasters to use its best efforts to cause each of its affiliates to execute a written agreement to the effect that such affiliate will not offer or sell or otherwise dispose of any of the Jacor Warrants, or the shares of the Jacor Common Stock issued upon exercise of a Jacor Warrant, issued to such affiliate in or pursuant to the Merger in violation of the Securities Act or the rules and regulations promulgated by the Commission thereunder.

    The shares of Jacor Common Stock issuable upon exercise of Jacor Warrants have been registered under the Registration Statement of which this Proxy
Statement/Information Statement/Prospectus is a part. In the Merger Agreement, Jacor has covenanted that upon consummation of the Merger it will use its reasonable best efforts to prepare and file with the Commission a registration statement in connection with the issuance of such shares of Jacor Common Stock upon exercise of Jacor Warrants, and use its reasonable best efforts to cause such registration statement to become effective. In addition, the Stockholders Agreement provides that Jacor and the Consenting Stockholders will, prior to the Closing, enter into an agreement providing for shelf registration of resale of the Warrants and the underlying shares of Jacor Common Stock with terms and conditions customary for transactions that are similar to the Merger.

NO APPRAISAL OR DISSENTERS' RIGHTS

    Because Citicasters Common Stock was registered on the Nasdaq National Market on the Citicasters Record Date, holders of Citicasters Common Stock will not have appraisal rights or dissenters' rights under the FBCA in connection with the Merger. Under the general corporation laws of both Ohio and Delaware, the Merger does not require the approval of the Jacor shareholders and, therefore, holders of Jacor Common Stock are not entitled to appraisal rights or dissenters' rights with respect to the Merger.

                             THE NOBLE ACQUISITION

    On February 21, 1996, Jacor entered into an agreement with the stockholders of Noble to acquire all of the outstanding Class B common stock of Noble for approximately $12.5 million. At the same time, Jacor also purchased a warrant, for a purchase price of approximately $52.8 million, entitling Jacor to acquire the Class A common stock of Noble comprising a 79.1% equity interest in Noble. Upon consummation of the purchase of the outstanding Noble capital stock from the Noble stockholders and the exercise of Jacor's warrant, Jacor will own 100% of the equity interests in Noble. The consummation of Jacor's acquisition of Noble is subject to various conditions including the approval of the FCC and the expiration or termination of the applicable waiting period under the HSR Act. See "RISK FACTORS--Pending Acquisitions" and "THE MERGER--Regulatory Matters--Required Approvals for Noble Acquisition."

    Noble owns 10 radio stations serving Denver, St. Louis and Toledo. Pending the closing of Jacor's acquisition of Noble, Jacor and Noble have entered into time brokerage agreements with respect to Noble's radio stations in St. Louis and Toledo.

    On February 21, 1996, Jacor purchased from certain Noble subsidiaries for approximately $47.0 million certain assets relating to Noble's San Diego operations. Noble's San Diego operations assets included an exclusive sales agency agreement under which Noble provided programming to and sold the air time for two radio stations serving San Diego (XTRA-AM, XTRA-FM). These two radio stations are licensed by, and subject to the regulatory control of, the Mexican government. As part of its purchase of Noble's San Diego operations, Jacor was assigned all of Noble's rights under the exclusive sales agency agreement, and Jacor is now providing the programming to and selling air time for such stations. In addition, another wholly owned subsidiary of Jacor provided a credit facility to Noble in the amount of $41.0 million. Noble applied the proceeds of this credit facility to repay in full its outstanding indebtedness as of February 21, 1996.

    The aggregate value of the Noble Acquisition, when fully consummated, is estimated to be approximately $152.0 million, of which approximately $139.5 million has already been paid. In order to fund the Noble Acquisition, refinance outstanding debt of $45.5 million (as of February 21, 1996), and pay related costs and expenses of approximately $5.0 million, Jacor entered into the Existing Credit Facility in the principal amount of $300.0 million. See "THE MERGER--Financing Arrangements."

                   UNAUDITED PRO FORMA FINANCIAL INFORMATION

    The following unaudited pro forma financial information (the "Pro Forma Financial Information") is based on the historical financial statements of Jacor, Noble and Citicasters and has been prepared to illustrate the effects of the acquisitions described below and the related financing transactions.

    The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 1995 and for the latest twelve months ended March 31, 1996 give effect to each of the following transactions as if such transactions had been completed as of January 1, 1995: (i) Jacor's 1995 completed radio station acquisitions and the February 1996 radio station dispositions, (ii) Noble's completed 1995 radio station acquisitions and dispositions, (iii) Citicasters' completed 1995 and January 1996 radio station acquisitions, (iv) the Acquisitions, and (v) the related financing transactions. The unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 1996 and for the latest twelve months ended March 31, 1996 give effect to each of the following transactions as if such transactions had been completed as of January 1, 1996: (i) Jacor's February 1996 radio station dispositions, (ii) the Acquisitions, and (iii) the related financing transactions. The pro forma condensed consolidated balance sheet as of March 31, 1996 has been prepared as if such acquisitions and the related financing transactions had occurred on that date.

    The Acquisitions will be accounted for using the purchase method of accounting. The total purchase costs of the Acquisitions will be allocated to the tangible and intangible assets and liabilities acquired based upon their respective fair values. The allocation of the aggregate purchase price reflected in the Unaudited Pro Forma Financial Information is preliminary. The final allocation of the purchase price will be contingent upon the receipt of final appraisals of the acquired assets and liabilities.

    The Unaudited Pro Forma Financial Information does not purport to present the actual financial position or results of operations of the Company had the transactions and events assumed therein in fact occurred on the dates specified, nor are they necessarily indicative of the results of operations that may be achieved in the future. The Unaudited Pro Forma Financial Information is based on certain assumptions and adjustments described in the notes hereto and should be read in conjunction therewith. The Unaudited Pro Forma Financial Information should also be read in conjunction with the Consolidated Financial Statements and the Notes thereto for each of Jacor, Citicasters and Noble incorporated by reference in this Proxy Statement/Information Statement/Prospectus.

                           JACOR COMMUNICATIONS, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                              YEAR ENDED DECEMBER 31, 1995
                                                      -----------------------------------------------------------------------------
                                                                      JACOR                                NOBLE PRO    JACOR/NOBLE
                                                      HISTORICAL    PRO FORMA    JACOR PRO   HISTORICAL      FORMA       COMBINED
                                                        JACOR      ADJUSTMENTS     FORMA       NOBLE      ADJUSTMENTS    PRO FORMA
                                                      ----------   -----------   ---------   ----------   -----------   -----------
Net revenue.........................................   $ 118,891   $ (678)(a)    $118,213     $41,902     $    87(b)     $160,202
Broadcast operating expenses........................      87,290   (1,425)(a)      85,865      31,445        (429)(b)     116,881
Depreciation and amortization.......................       9,483      400(a)        9,883       4,107       2,710(c)       16,700
Corporate general and administrative expenses.......       3,501                    3,501       2,285      (1,388)(d)       4,398
                                                      ----------   -----------   ---------   ----------   -----------   -----------
    Operating income................................      18,617      347          18,964       4,065        (806)         22,223
Interest expense....................................      (1,444)                  (1,444)     (9,913)     (3,143)(e)     (14,500)
Interest and investment
  income............................................       1,260     (854)(a)         406                                     406
Other income (expense), net.........................        (168)       6(a)         (162)      2,619      (2,619)(f)        (162)
                                                      ----------   -----------   ---------   ----------   -----------   -----------
    Income (loss) before income taxes and
     extraordinary items............................      18,265     (501)         17,764      (3,229)     (6,568)          7,967
Income tax expense..................................      (7,300)     200(g)       (7,100)        (63)      2,100(g)       (5,063)
                                                      ----------   -----------   ---------   ----------   -----------   -----------
    Income (loss) before extraordinary items........   $  10,965   $ (301)       $ 10,664     $(3,292)    $(4,468)       $  2,904
                                                      ----------   -----------   ---------   ----------   -----------   -----------
                                                      ----------   -----------   ---------   ----------   -----------   -----------
    Income per common
     share..........................................   $    0.52                 $   0.51                                $   0.14
                                                      ----------                 ---------                              -----------
                                                      ----------                 ---------                              -----------
Number of common shares used in per share
  computations......................................      20,913                   20,913                                  20,913
                                                      ----------                 ---------                              -----------
                                                      ----------                 ---------                              -----------

             See Notes to Unaudited Pro Forma Financial Information

                           JACOR COMMUNICATIONS, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                                                 LATEST TWELVE
                                                          YEAR ENDED DECEMBER 31, 1995                           MONTHS ENDED
                                       ------------------------------------------------------------------       MARCH 31, 1996
                                       JACOR/NOBLE                 CITICASTERS                              -----------------------
                                        COMBINED     HISTORICAL     PRO FORMA     JACOR/NOBLE/CITICASTERS   JACOR/NOBLE/CITICASTERS
                                        PRO FORMA    CITICASTERS   ADJUSTMENTS      COMBINED PRO FORMA        COMBINED PRO FORMA
                                       -----------   -----------   ------------   -----------------------   -----------------------
Net revenue..........................   $160,202      $  136,414   $  6,853(h)         $303,469                    $305,883
Broadcast operating expenses.........    116,881          80,929      4,366(h)          195,744                     197,854
                                                                     (1,322)(i)
                                                                     (5,110)(j)
Depreciation and amortization........     16,700          14,635     15,505(k)           46,840                      47,118
Corporate general and administrative
  expenses...........................      4,398           4,303      1,322(i)            6,655                       6,733
                                                                     (3,368)(l)
                                       -----------   -----------   ------------        --------                    --------
    Operating income.................     22,223          36,547     (4,540)             54,230                      54,178
Interest expense.....................    (14,500)        (13,854)   (32,084)(m)         (60,438)                    (60,438)
Interest and investment income.......        406           1,231       (767)(h)             870                         595
Other income (expense), net..........       (162)           (607)       175(h)             (594)                       (896)
                                       -----------   -----------   ------------        --------                    --------
    Income (loss) before income taxes
     and extraordinary items.........      7,967          23,317    (37,216)             (5,932)                     (6,561)
Income tax expense...................     (5,063)         (9,000)    11,100(n)           (2,963)                     (3,555)
                                       -----------   -----------   ------------        --------                    --------
    Income (loss) before
     extraordinary items.............   $  2,904      $   14,317   $(26,116)           $ (8,895)                   $(10,116)
                                       -----------   -----------   ------------        --------                    --------
                                       -----------   -----------   ------------        --------                    --------
    Income (loss) per common share...   $   0.14                                       $  (0.29)                   $  (0.34)
                                       -----------                                     --------                    --------
                                       -----------                                     --------                    --------
Number of common shares used in per
  share computations.................     20,913                                         30,158(o)                   29,433
                                       -----------                                     --------                    --------
                                       -----------                                     --------                    --------

             See Notes to Unaudited Pro Forma Financial Information

                           JACOR COMMUNICATIONS, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                           THREE MONTHS ENDED MARCH 31, 1996
                                                     ------------------------------------------------------------------------------
                                                                     JACOR                                NOBLE PRO     JACOR/NOBLE
                                                     HISTORICAL    PRO FORMA    JACOR PRO   HISTORICAL      FORMA        COMBINED
                                                       JACOR      ADJUSTMENTS     FORMA       NOBLE      ADJUSTMENTS     PRO FORMA
                                                     ----------   -----------   ---------   ----------   ------------   -----------
Net revenue........................................   $  30,074   $ 1,850(p)    $ 31,924     $   6,058   $ (2,154)(r)    $ 35,828
Broadcast operating
  expenses.........................................      23,871     1,693(p)      25,564         5,626     (2,075)(r)      29,115
Depreciation and amortization......................       2,619        30(p)       2,649         1,079        625(c)        4,353
Corporate general and administrative expenses......       1,139                    1,139           577       (378)(s)       1,338
                                                     ----------   -----------   ---------   ----------   ------------   -----------
    Operating income...............................       2,445       127          2,572        (1,224)      (326)          1,022
Interest expense...................................      (2,111)                  (2,111)       (1,875)       361(e)       (3,625)
Interest and investment
  income...........................................
Other income (expense), net........................       2,767    (2,539)(q)        228        37,669    (37,669)(r)         228
                                                     ----------   -----------   ---------   ----------   ------------   -----------
    Income (loss) before income taxes and
     extraordinary items...........................       3,101    (2,412)           689        34,570    (37,634)         (2,375)
Income tax expense.................................      (1,259)      965(g)        (294)      (14,683)    14,925(g)          (52)
                                                     ----------   -----------   ---------   ----------   ------------   -----------
    Income (loss) before extraordinary items.......   $   1,842   $(1,447)      $    395     $  19,887   $(22,709)       $ (2,427)
                                                     ----------   -----------   ---------   ----------   ------------   -----------
                                                     ----------   -----------   ---------   ----------   ------------   -----------
    Income per common
     share.........................................   $    0.09                 $   0.02                                 $  (0.13)
                                                     ----------                 ---------                               -----------
                                                     ----------                 ---------                               -----------
Number of common shares used in per share
  computations.....................................      20,503                   20,503                                   18,183
                                                     ----------                 ---------                               -----------
                                                     ----------                 ---------                               -----------

             See Notes to Unaudited Pro Forma Financial Information

                           JACOR COMMUNICATIONS, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                                                 THREE MONTHS
                                                       THREE MONTHS ENDED MARCH 31, 1996                             ENDED
                                       ------------------------------------------------------------------       MARCH 31, 1995
                                       JACOR/NOBLE                 CITICASTERS                              -----------------------
                                        COMBINED     HISTORICAL     PRO FORMA     JACOR/NOBLE/CITICASTERS   JACOR/NOBLE/CITICASTERS
                                        PRO FORMA    CITICASTERS   ADJUSTMENTS      COMBINED PRO FORMA        COMBINED PRO FORMA
                                       -----------   -----------   ------------   -----------------------   -----------------------
Net revenue..........................   $ 35,828      $   31,177                       $ 67,005                  $ 64,591
Broadcast operating expenses.........     29,115          21,728   $   (330)(i)          49,235                    47,125
                                                                     (1,278)(j)
Depreciation and amortization........      4,353           4,065      3,470(k)           11,888                    11,610
Corporate general and administrative
  expenses...........................      1,338           1,053        330(i)            1,879                     1,801
                                                                       (842)(l)
                                       -----------   -----------   ------------        --------                  --------
    Operating income.................      1,022           4,331     (1,350)              4,003                     4,055
Interest expense.....................     (3,625)         (3,734)    (7,750)(m)         (15,109)                  (15,109)
Interest and investment income.......                         55                             55                       330
Other income (expense), net..........        228          (1,522)     1,489(t)              195                       497
                                       -----------   -----------   ------------        --------                  --------
    Income (loss) before income taxes
     and extraordinary items.........     (2,375)           (870)    (7,611)            (10,856)                  (10,227)
Income tax expense...................        (52)            300      2,090(n)            2,338                     2,930
                                       -----------   -----------   ------------        --------                  --------
    Income (loss) before
     extraordinary items.............   $ (2,427)     $     (570)  $ (5,521)           $ (8,518)                 $ (7,297)
                                       -----------   -----------   ------------        --------                  --------
                                       -----------   -----------   ------------        --------                  --------
    Income (loss) per common share...   $  (0.13)                                      $  (0.29)                 $  (0.24)
                                       -----------                                     --------                  --------
                                       -----------                                     --------                  --------
Number of common shares used in per
  share computations.................     18,183                                         29,433(o)                 30,848
                                       -----------                                     --------                  --------
                                       -----------                                     --------                  --------

             See Notes to Unaudited Pro Forma Financial Information

                           JACOR COMMUNICATIONS, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 (IN THOUSANDS)

                                                                      AS OF MARCH 31, 1996
                                                    ---------------------------------------------------------
                                                                                NOBLE PRO       JACOR/NOBLE
                                                    HISTORICAL   HISTORICAL       FORMA         COMBINED PRO
                                                      JACOR        NOBLE       ADJUSTMENTS         FORMA
                                                    ----------   ----------   --------------   --------------
ASSETS
Current assets:
    Cash..........................................   $   5,889    $     592                     $  6,481
    Accounts receivable...........................      25,301        3,239                       28,540
    Broadcast program rights......................
    Prepaid expenses and other current assets.....       8,460        3,377                       11,837
                                                    ----------   ----------                    --------------
        Total current assets......................      39,650        7,208                       46,858
Property and equipment............................      39,214        4,670    $  4,980(u)        48,864
Intangible assets.................................     165,282       49,965      99,009(u)       314,256
Deferred charges and other assets.................     109,102        1,289     (54,275)(u)       16,116
                                                                                (40,000)(v)
                                                    ----------   ----------   --------------   --------------
        Total assets..............................   $ 353,248    $  63,132    $  9,714         $426,094
                                                    ----------   ----------   --------------   --------------
                                                    ----------   ----------   --------------   --------------

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
    Accounts payable, accrued liabilities and
     other current liabilities....................   $  14,601    $  11,493                     $ 26,094
    Current portion of long-term debt.............                   40,000    $(40,000)(v)
                                                    ----------   ----------   --------------   --------------
        Total current liabilities.................      14,601       51,493     (40,000)          26,094
Long-term debt, net of current maturities.........     183,500                   15,125(v)       198,625
Other liabilities.................................      14,772       18,228      28,000 (u)(w     61,000
Shareholders' equity:
    Common stock..................................       1,824                                     1,824
    Additional paid-in capital....................     117,102       49,791     (49,791)(x)      117,102
    Common stock warrants.........................         388                                       388
    Retained earnings.............................      21,061      (56,380)     56,380(x)        21,061
                                                    ----------   ----------   --------------   --------------
        Total shareholders' equity................     140,375       (6,589)      6,589          140,375
                                                    ----------   ----------   --------------   --------------
        Total liabilities and shareholders'
         equity...................................   $ 353,248    $  63,132    $  9,714         $426,094
                                                    ----------   ----------   --------------   --------------
                                                    ----------   ----------   --------------   --------------

             See Notes to Unaudited Pro Forma Financial Information

                           JACOR COMMUNICATIONS, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 (IN THOUSANDS)

                                                                       AS OF MARCH 31, 1996
                                          ------------------------------------------------------------------------------
                                             JACOR/NOBLE       HISTORICAL     CITICASTERS PRO    JACOR/NOBLE/CITICASTERS
                                          COMBINED PRO FORMA   CITICASTERS   FORMA ADJUSTMENTS     COMBINED PRO FORMA
                                          ------------------   -----------   -----------------   -----------------------
ASSETS
Current Assets:
    Cash................................       $  6,481         $    6,238       $ 35,300(z)           $   48,019
    Accounts receivable.................         28,540             27,835                                 56,375
    Broadcast program rights............                             4,596                                  4,596
    Prepaid expenses and other current
     assets.............................         11,837              2,687                                 14,524
                                               --------        -----------       --------             -----------
        Total current assets............         46,858             41,356         35,300                 123,514
Broadcast program rights, less current
  portion...............................                             2,406                                  2,406
Property and equipment..................         48,864             37,159          9,719(z)               95,742
Intangible assets.......................        314,256            331,258        651,315(z)            1,323,229
                                                                                   (3,300)(aa)
Deferred charges and other assets.......         16,116             14,549                                 30,665
                                               --------        -----------       --------             -----------
        Total assets....................       $426,094         $  426,728       $722,734              $1,575,556
                                               --------        -----------       --------             -----------
                                               --------        -----------       --------             -----------

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
    Accounts payable, accrued
     liabilities and other current
     liabilities........................       $ 26,094         $   12,983                             $   39,077
    Broadcast program right fees
     payable............................                             4,645                                  4,645
                                               --------        -----------                            -----------
        Total current liabilities.......         26,094             17,628                                 43,722
Broadcast program right fees payable,
  less current portion..................                             2,212                                  2,212
Long-term debt, net of current
  maturities............................        198,625            148,532       $277,843(y)              625,000
LYONs...................................                                          100,000(y)              100,000
Other liabilities.......................         61,000             99,022        151,000(z)              311,022
Shareholders' equity:
    Common stock........................          1,824                200           (200)(x)               2,949
                                                                                    1,125(bb)
    Additional paid-in capital..........        117,102             82,948        (82,948)(x)             418,602
                                                                                  301,500(bb)
    Common stock warrants...............            388                            53,900(cc)              54,288
    Retained earnings...................         21,061             76,186        (76,186)(x)              17,761
                                                                                   (3,300)(aa)
                                               --------        -----------       --------             -----------
        Total shareholders' equity......        140,375            159,334        193,891                 493,600
                                               --------        -----------       --------             -----------
        Total liabilities and
         shareholders' equity...........       $426,094         $  426,728       $722,734              $1,575,556
                                               --------        -----------       --------             -----------
                                               --------        -----------       --------             -----------

             See Notes to Unaudited Pro Forma Financial Information

               NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION
                             (DOLLARS IN THOUSANDS)

(a) These adjustments reflect additional revenues and expenses for Jacor's acquisitions of radio stations WDUV-FM and WBRD-AM in Tampa Bay and WJBT-FM, WSOL-FM, and WZAZ-AM in Jacksonville, which were completed at various dates in 1995, net of the elimination of 1995 revenues and expenses for radio stations WMYU-FM and WWST-FM in Knoxville, which were sold in February 1996.

(b) These adjustments reflect additional revenues and expenses for Noble's acquisition of radio stations WRVF-FM (formerly WLQR-FM) and WSPD-AM in Toledo, and the elimination of revenues and expenses for the sale of radio stations KBEQ-FM and KBEQ-AM in Kansas City, and other miscellaneous non-recurring expenses related to dispositions of properties in 1995. The acquisitions were completed in August 1995 and the dispositions were completed in March 1995.

(c) The adjustment reflects the additional depreciation and amortization expense resulting from the allocation of Jacor's purchase price to the assets acquired including an increase in property and equipment and identifiable intangible assets, to their estimated fair market values and the recording of goodwill associated with the acquisition of Noble. See Note (u). Goodwill is amortized over 40 years.

(d) The adjustment represents $1,513 of corporate overhead savings for the elimination of redundant management costs and other expenses resulting from the combination of the Jacor and Noble entities, net of $125 additional corporate expenses associated with the purchase of the Toledo stations.

(e) The adjustment represents additional interest expense associated with Jacor's borrowings under the Existing Credit Facility to finance the Noble acquisition and refinance existing outstanding borrowings. The assumed interest rate is 7.3%, which represents the current rate as of May 1996 on outstanding borrowings.

(f) The adjustment reflects the elimination of the gain on the sale of radio stations KBEQ-FM and AM in Kansas City, and WSSH-AM in Boston, which were sold in March 1995 and January 1995, respectively.

(g) To provide for the tax effect of pro forma adjustments using an estimated statutory rate of 40%. The Noble pro forma adjustments include non-deductible amortization of goodwill estimated to be approximately $1,300 for the year ended December 31, 1995 and $325 for the three months ended March 31, 1996.

(h) The adjustments represent additional revenue and expenses associated with Citicasters June 1995 acquisition of KKCW-FM in Portland and the January 1996 acquisition of WHOK-FM, WLLD-FM, and WLOH-AM in Columbus, including adjustments to investment income related to cash expended in the acquisitions and miscellaneous non-recurring costs.

(i) Adjustments to reclassify miscellaneous broadcast operating expenses to conform with Jacor's presentation.

(j) The adjustments reflect $5,110 and $1,278 of cost savings for the year ended December 31, 1995 and the three months ended March 31, 1996, respectively, resulting from the elimination of redundant broadcast operating expenses arising from the operation of multiple stations in certain markets. Such pro forma cost savings are expected to be as follows:

                                                                                THREE MONTHS
                                                               YEAR ENDED           ENDED
                                                            DECEMBER 31, 1995  MARCH 31, 1996
                                                            -----------------  ---------------
Programming and promotion.................................      $   2,220         $     555
News......................................................            970               243
Technical and engineering.................................            360                90
General and administrative................................          1,560               390
                                                                   ------            ------
                                                                $   5,110         $   1,278
                                                                   ------            ------
                                                                   ------            ------

               NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION
                      (DOLLARS IN THOUSANDS)--(CONTINUED)

(k) The adjustment reflects the additional depreciation and amortization expense resulting from the allocation of Jacor's purchase price to the assets acquired including an increase in property and equipment and identifiable intangible assets to their estimated fair market values and the recording of goodwill associated with the acquisition of Citicasters. See Note (z). Goodwill is amortized over 40 years.

(l) The adjustments represent $3,368 and $842 of corporate overhead savings for the year ended December 31, 1995 and the three months ended March 31, 1996, respectively, for the elimination of redundant management costs and other expenses resulting from the combination with Citicasters.

(m) Represents the adjustment to interest expense associated with the Notes, the Citicasters Notes, the LYONs and borrowings under the New Credit Facility with an assumed blended rate of 8.336%. The adjustment reflects additional interest expense on borrowings necessary to complete the Merger, and to refinance outstanding borrowings under the Existing Credit Facility incurred in connection with the Noble Acquisition. A change of .125% in interest rates would result in a change in interest expense and income (loss) before extraordinary items of approximately $900 and $540, respectively. See Note
    (y) for composition of borrowings.

(n) To provide for the tax effect of pro forma adjustments using an estimated statutory rate of 40%. The Citicasters pro forma adjustments include non-deductible amortization of goodwill estimated to be approximately $9,540 for the year ended December 31, 1995 and $2,385 for the three months ended March 31, 1996.

(o) The pro forma weighted average shares outstanding includes all shares of Common Stock outstanding prior to the 1996 Stock Offering and shares to be issued in the 1996 Stock Offering. The pro forma weighted average shares of Jacor do not reflect any options and warrants outstanding prior to the 1996 Stock Offering or warrants to be issued to the Citicasters shareholders to consummate the Merger, as they are antidilutive. The LYONs are not common stock equivalents and are therefore, excluded from the computation.

(p) These adjustments reflect additional revenues and expenses for Jacor's February 1996 acquisition of Noble's operating assets in San Diego, net of the elimination of revenues and expenses for radio stations WMYU-FM and WWST-FM in Knoxville, which were sold in February 1996.

(q) The adjustment reflects the elimination of the gain on the sale of radio stations WMYU-FM and WWST-FM in Knoxville, which were sold in February 1996 for $6,500.

(r) These adjustments represent the elimination of revenues, operating expenses and the related gain from the sale of the San Diego operating assets in February 1996. See note (u).

(s) The adjustment represents corporate overhead savings from the elimination of redundant management costs and other expenses resulting from the combination of the Jacor and Noble entities.

(t) The adjustment represents the elimination of non-recurring expenses directly associated with the sale of Citicasters to Jacor.

               NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION
                      (DOLLARS IN THOUSANDS)--(CONTINUED)

(u) The adjustment represents the allocation of the remaining purchase price of Noble and the portion of the Noble Acquisition already funded, including the Noble warrant in the amount of $54,275, to the estimated fair value of the assets acquired and liabilities assumed, and the recording of goodwill associated with the acquisition. In February 1996, Jacor completed the acquisition of Noble's operating assets in San Diego and certain assets related to the Mexican properties for $50,800 and recorded the transaction as a purchase.

                                                                                ESTIMATED FAIR
                                                                                 MARKET VALUE
                                                                                --------------
Property and equipment........................................................   $      9,650
Intangible assets.............................................................        148,974
Cash..........................................................................            592
Accounts receivable...........................................................          3,239
Prepaid expenses and other current assets.....................................          3,377
Deferred charges and other assets.............................................          1,289
Accounts payable, accrued liabilities and other current liabilities...........        (11,493)
Other liabilities.............................................................        (46,228)
                                                                                --------------
                                                                                 $    109,400
                                                                                --------------
                                                                                --------------

(v) The adjustment represents the net additional borrowings to complete the Noble Acquisition as follows:

Historical Jacor debt..........................................   $ 183,500
Historical Noble debt..........................................      40,000
Loan receivable from Noble.....................................     (40,000)
Pro forma adjustment...........................................      15,125
                                                                 -----------
Assumed borrowings after Noble Acquisition.....................   $ 198,625
                                                                 -----------
                                                                 -----------

(w) The adjustment represents the additional deferred tax liability associated with the difference between the book and tax basis of assets and liabilities, excluding goodwill, after the allocation of the purchase price.

(x) The adjustment reflects the elimination of historical stockholders' equity, as the Noble Acquisition will be accounted for as a purchase.

(y) The pro forma adjustment represents the net additional borrowings required to complete the Merger as follows:

Historical Citicasters debt.......................................  $ 148,532
Jacor/Noble pro forma debt........................................    198,625
Pro forma adjustments, including a $2,468 fair market value
  adjustment for Citicasters debt.................................    377,843
                                                                    ---------
Assumed borrowings after Acquisitions.............................  $ 725,000
                                                                    ---------
                                                                    ---------

    The assumed borrowings after the Acquisitions are as follows:

Borrowings under the New Credit Facility..........................  $ 400,000
Issuance of the LYONs.............................................    100,000
Issuance of the Notes.............................................    100,000
Citicasters Notes.................................................    125,000
                                                                    ---------
                                                                    $ 725,000
                                                                    ---------
                                                                    ---------

               NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION
                      (DOLLARS IN THOUSANDS)--(CONTINUED)

(z) The adjustments represent the allocation of the purchase price of Citicasters to the estimated fair value of the assets acquired and liabilities assumed, and the recording of goodwill associated with the Merger as follows:

                                                                                ESTIMATED FAIR
                                                                                 MARKET VALUE
                                                                                --------------
Property and equipment........................................................   $     46,878
Intangible assets.............................................................      1,012,273
Cash..........................................................................          6,238
Accounts receivable...........................................................         27,835
Broadcast program rights......................................................          7,002
Prepaid expenses and other current assets.....................................          2,687
Deferred charges and other assets.............................................         14,549
Accounts payable, accrued liabilities and other current liabilities...........        (12,983)
Broadcast program rights fees payable.........................................         (6,857)
Other liabilities.............................................................       (250,022)
Long-term debt................................................................       (151,000)
                                                                                --------------
                                                                                 $    696,600
                                                                                --------------
                                                                                --------------

    The purchase price is summarized as follows:

Pro forma borrowings...........................................   $ 375,375
Merger Warrants issued.........................................      53,900
Common Stock issued............................................     302,625
Excess Cash....................................................     (35,300)
                                                                 -----------
                                                                  $ 696,600
                                                                 -----------
                                                                 -----------

(aa) Adjustment to write-off deferred financing costs for the Existing Credit Facility anticipated to be refinanced in connection with the Merger.

(bb) Adjustment represents assumed proceeds of $315,000 from the 1996 Stock Offering, net of offering costs estimated to be $12,375. (Offering costs include a $1,000 financial advisory fee.)

(cc) Adjustment represents the value assigned to the Merger Warrants to be issued to Citicasters shareholders in connection with the consummation of the Merger, which Merger Warrants will be exercisable for 4,400,000 shares of Common Stock in the aggregate. The value was determined assuming that the exercise price for each full share of Common Stock issued upon exercise of Merger Warrants is $28 per share.

                       SELECTED HISTORICAL FINANCIAL DATA
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

JACOR
    The selected consolidated financial data for Jacor presented below for, and as of the end of each of the years in the five-year period ended December 31, 1995, is derived from Jacor's Consolidated Financial Statements which have been audited by Coopers & Lybrand L.L.P., independent accountants. The consolidated financial statements at December 31, 1994 and 1995 and for each of the three years in the period ended December 31, 1995 and the auditors' report thereon are incorporated herein by reference. The selected financial data as of March 31, 1996 and for the three months ended March 31, 1995 and 1996 are unaudited. In the opinion of Jacor's management, the unaudited financial statements from which such data have been derived include all adjustments (consisting only of normal, recurring adjustments) which are necessary for a fair presentation of results of operations for such periods. This selected consolidated financial data should be read in conjunction with the "Unaudited Pro Forma Financial Information." Comparability of Jacor's historical consolidated financial data has been significantly impacted by acquisitions, dispositions and the recapitalization and refinancing completed in the first quarter of 1993.

                                                                                                          THREE MONTHS ENDED
                                                                YEAR ENDED DECEMBER 31,                       MARCH 31,
                                                 -----------------------------------------------------  ----------------------
                                                   1991       1992       1993       1994       1995       1995        1996
                                                 ---------  ---------  ---------  ---------  ---------  ---------  -----------
OPERATING STATEMENT DATA:(1)
    Net revenue................................  $  64,238  $  70,506  $  89,932  $ 107,010  $ 118,891  $  24,016   $  30,074
    Broadcast operating expenses...............     48,206     55,782     69,520     80,468     87,290     19,960      23,871
                                                 ---------  ---------  ---------  ---------  ---------  ---------  -----------
    Station operating income excluding
     depreciation and amortization.............     16,032     14,724     20,412     26,542     31,601      4,056       6,203
    Depreciation and amortization..............      7,288      6,399     10,223      9,698      9,483      2,112       2,619
    Reduction in carrying value of assets to
     net realizable value......................                 8,600
    Corporate general and administrative
     expenses..................................      2,682      2,926      3,564      3,361      3,501        884       1,139
                                                 ---------  ---------  ---------  ---------  ---------  ---------  -----------
    Operating income (loss)....................      6,062     (3,201)     6,625     13,483     18,617      1,060       2,445
    Net interest income (expense)..............    (16,226)   (13,443)    (2,476)       684       (184)       205      (1,884)
    Gain on sale of radio stations.............     13,014                                                              2,539
    Other non-operating expenses, net..........       (302)    (7,057)       (11)        (2)      (168)
                                                 ---------  ---------  ---------  ---------  ---------  ---------  -----------
    Income (loss) from continuing operations
     before income tax and extraordinary
     item......................................  $   2,548  $ (23,701) $   4,138  $  14,165  $  18,265  $   1,265   $   3,101
                                                 ---------  ---------  ---------  ---------  ---------  ---------  -----------
                                                 ---------  ---------  ---------  ---------  ---------  ---------  -----------
    Income (loss) from continuing operations
     after income taxes but before
     extraordinary items and the cumulative
     effect of accounting changes..............  $    (364) $ (23,701) $   1,438  $   7,852  $  10,965  $     751   $   1,842
                                                 ---------  ---------  ---------  ---------  ---------  ---------  -----------
                                                 ---------  ---------  ---------  ---------  ---------  ---------  -----------
    Net income (loss)..........................  $   1,468  $ (23,701) $   1,438  $   7,852  $  10,965  $     751   $     891(2)
                                                 ---------  ---------  ---------  ---------  ---------  ---------  -----------
                                                 ---------  ---------  ---------  ---------  ---------  ---------  -----------
    Net income (loss) per common share:(3)
    Primary and fully diluted..................  $    2.32  $  (61.50) $    0.10  $    0.37  $    0.52  $    0.04   $    0.04
                                                 ---------  ---------  ---------  ---------  ---------  ---------  -----------
                                                 ---------  ---------  ---------  ---------  ---------  ---------  -----------
    Weighted average shares outstanding:(3)
    Primary and fully diluted..................        406        381     14,505     21,409     20,913     21,347      20,503
                                                 ---------  ---------  ---------  ---------  ---------  ---------  -----------
                                                 ---------  ---------  ---------  ---------  ---------  ---------  -----------
OTHER FINANCIAL DATA:(1)
    Broadcast cash flow(4).....................  $  16,032  $  14,724  $  20,412  $  26,542  $  31,601  $   4,056   $   6,203
                                                 ---------  ---------  ---------  ---------  ---------  ---------  -----------
                                                 ---------  ---------  ---------  ---------  ---------  ---------  -----------
    Broadcast cash flow margin(5)..............       25.0%      20.9%      22.7%      24.8%      26.6%      16.9%       20.6%
    EBITDA(4)..................................  $  13,350  $  11,798  $  16,848  $  23,181  $  28,100  $   3,172   $   5,064
    Capital expenditures.......................      1,181        915      1,495      2,221      4,969        707       3,437

                                                                  AS OF DECEMBER 31,                                  AS OF
                                                 -----------------------------------------------------              MARCH 31,
                                                   1991      1992(6)     1993       1994       1995                   1996
                                                 ---------  ---------  ---------  ---------  ---------             -----------
BALANCE SHEET DATA:(1)
    Working capital (deficit)..................  $(128,455) $(140,547) $  38,659  $  44,637  $  24,436              $  25,049
    Intangible assets (net of accumulated
     amortization).............................     81,738     70,038     84,991     89,543    127,158                165,282
    Total assets...............................    125,487    122,000    159,909    173,579    208,839                353,248
    Total long-term debt (including current
     portion)..................................    137,667    140,542                           45,500                183,500
    Common stock purchase warrants.............      2,342      1,383        390        390        388                    388
    Shareholders' equity (deficit).............    (27,383)   (50,840)   140,413    149,044    139,073                140,374

- ---------

(1) The comparability of the information reflected in this selected financial data is affected by Jacor's purchase of radio station KBPI-FM (formerly KAZY-FM), in Denver (July 1993); the purchase and interim operation of radio station WOFX-FM (formerly WPPT-FM) under a local marketing agreement in Cincinnati (April 1994); the purchase of radio stations WJBT-FM, WZAZ-AM, and WSOL-FM (formerly WHJX-FM) in Jacksonville (August 1995); the purchase of radio stations WDUV-FM and WBRD-AM in Tampa (August 1995); the purchase of Noble's operating assets in San Diego (February 1996); the sale of radio stations WMJI-FM, in Cleveland and WYHY(FM), in Nashville (January 1991), the sale of Telesat Cable TV (May 1994), the January 11, 1993 recapitalization plan, that substantially modified Jacor's debt and capital structure (such recapitalization was accounted for as if it had been completed January 1, 1993) and the March 1993 refinancing. For information related to acquisitions in 1993, 1994 and 1995 see Notes 2 and 3 of Notes to Consolidated Financial Statements, incorporated herein by reference. For information related to the disposition during 1994, see Note 4 of Notes to Consolidated Financial Statements, incorporated herein by reference.

(2) Net income for the three months ended March 31, 1996 includes, as an extraordinary item, a loss of approximately $1.0 million for the write-off of unamortized costs associated with the 1993 credit agreement which was replaced in February, 1996 by the Existing Credit Facility.

(3) Income (loss) per common share for the two years ended December 31, 1992 is based on the weighted average number of shares of Jacor Common Stock outstanding and gives consideration to the dividend requirements of the convertible preferred stock and accretion of the change in redemption value of certain common stock warrants. Jacor's stock options and convertible preferred stock were antidilutive and, therefore, were not included in the computations. The redeemable common stock warrants were antidilutive for 1992 and were not included in the computations. Such warrants were dilutive in 1991 using the "equity method" under Emerging Issues Task Force Issue No. 88-9 and, therefore, the common shares issuable upon conversion were included in the 1991 computation. Income per share for the three years ended December 31, 1995 is based on the weighted average number of common shares outstanding and gives effect to both dilutive stock options and dilutive stock purchase warrants during the periods. Income (loss) per common share and weighted average shares outstanding for the two years ended December 31, 1992 are adjusted to reflect the 0.0423618 reverse stock split in Jacor Common Stock effected by the January 1993 recapitalization.

(4) "Broadcast cash flow" means operating income before reduction in carrying value of assets, depreciation and amortization and corporate general and administrative expenses. "EBITDA" means operating income before reduction in carrying value of assets, depreciation and amortization. Broadcast cash flow and EBITDA should not be considered in isolation from, or as a substitute for, operating income, net income or cash flow and other consolidated income or cash flow statement data computed in accordance with generally accepted accounting principles or as a measure of a company's profitability or liquidity. Although this measure of performance is not calculated in accordance with generally accepted accounting principles, it is widely used in the broadcasting industry as a measure of a company's operating performance because it assists in comparing station performance on a consistent basis across companies without regard to depreciation and amortization, which can vary significantly depending on accounting methods (particularly where acquisitions are involved) or non-operating factors such as historical cost bases. Broadcast cash flow also excludes the effect of corporate general and administrative expenses, which generally do not relate directly to station performance.

(5) Broadcast cash flow margin equals broadcast cash flow as a percentage of net revenue.

(6) Pro forma amounts as of December 31, 1992, to give effect to the January 11, 1993 recapitalization plan that substantially modified Jacor's debt and capital structure (in 000s):

Working capital..................................................................  $   15,933
Intangible assets (net of accumulated amortization)..............................      82,857
Total assets.....................................................................     142,085
Long-term debt...................................................................      64,178
Common stock purchase warrants...................................................         403
Shareholders' equity.............................................................      50,890

CITICASTERS

    The selected consolidated financial data for Citicasters presented below for, and as of the end of each of the years in the five-year period ended December 31, 1995, is derived from Citicasters' Consolidated Financial Statements which have been audited by Ernst & Young LLP, independent accountants. The consolidated financial statements at December 31, 1994 and 1995 and for each of the three years in the period ended December 31, 1995 and the auditors' report thereon are incorporated herein by reference. The selected financial data as of March 31, 1996 and for the three months ended March 31, 1995 and 1996 are unaudited, but Citicasters believes that all adjustments (consisting only of normal, recurring adjustments) necessary for fair presentation have been made. This selected consolidated financial data should be read in conjunction with the "Unaudited Pro Forma Financial Information." Comparability of historical consolidated financial data has been significantly impacted by the dispositions of four television stations in 1994, the adoption of "fresh-start reporting" by Citicasters in December 1993, the writedown of intangible assets to estimated fair values in 1992 and the sale of its entertainment business in 1991.

                                               PREDECESSOR(1)                 CITICASTERS
                                     -----------------------------------  --------------------    THREE MONTHS ENDED
                                                      YEAR ENDED DECEMBER 31,                         MARCH 31,
                                     ---------------------------------------------------------  ----------------------
                                       1991        1992         1993        1994       1995       1995        1996
                                     ---------  -----------  -----------  ---------  ---------  ---------  -----------
OPERATING STATEMENT DATA:(2)
    Net revenue....................  $ 201,556  $ 210,821    $ 205,168    $ 197,043  $ 136,414  $  29,045   $  31,177
    Broadcast operating expense....    136,629    142,861      133,070      117,718     80,929     19,879      21,728
                                     ---------  -----------  -----------  ---------  ---------  ---------  -----------
    Station operating income
     excluding depreciation and
     amortization..................     64,927     67,960       72,098       79,325     55,485      9,166       9,449
    Depreciation and
     amortization..................     48,219     47,617       28,119       22,946     14,635      3,319       4,065
    Reduction in carrying value of
     assets to net realizable
     value.........................               658,314(3)
    Corporate general and
     administrative expenses.......      4,367      4,091        3,996        4,796      4,303      1,123       1,053
                                     ---------  -----------  -----------  ---------  ---------  ---------  -----------
    Operating income (loss)........     12,341  (642,062)       39,983       51,583     36,547      4,724       4,331
    Net interest income
     (expense).....................   (89,845)   (69,826)     (64,942)     (31,979)   (13,854)     (3,513)     (3,734)
    Minority interest..............   (28,822)   (30,478)     (26,776)
    Gain on sale of television
     stations......................                                          95,339
    Investment income..............      1,296        553          305        1,216      1,231        680          55
    Miscellaneous income (expense),
     net...........................     33,133      4,036        (494)          447      (607)        187      (1,522)
    Reorganization items...........                           (14,872)
                                     ---------  -----------  -----------  ---------  ---------  ---------  -----------
    Income (loss) from continuing
     operations before income tax
     and extraordinary item........  $(71,897)  $(737,777)   $ (66,796)   $ 116,606  $  23,317  $   2,078   $    (870)
                                     ---------  -----------  -----------  ---------  ---------  ---------  -----------
                                     ---------  -----------  -----------  ---------  ---------  ---------  -----------
    Income (loss) from continuing
     operations after income taxes
     but before extraordinary items
     and the cumulative effect of
     accounting changes............  $(32,788)  $(613,236)   $ (66,796)   $  63,106  $  14,317  $   1,278   $    (570)
                                     ---------  -----------  -----------  ---------  ---------  ---------  -----------
                                     ---------  -----------  -----------  ---------  ---------  ---------  -----------
    Net income (loss)..............  $  84,485  $(596,864)   $ 341,344(4) $  63,106  $  14,317  $   1,278   $    (570)
                                     ---------  -----------  -----------  ---------  ---------  ---------  -----------
                                     ---------  -----------  -----------  ---------  ---------  ---------  -----------
    Net earnings per share(5)......                                       $    2.55  $    0.68  $    0.06   $   (0.03)
                                                                          ---------  ---------  ---------  -----------
                                                                          ---------  ---------  ---------  -----------
    Average common shares(5).......                                          24,777     21,017     20,819      21,119
                                                                          ---------  ---------  ---------  -----------
                                                                          ---------  ---------  ---------  -----------
OTHER FINANCIAL DATA:(2)
    Broadcast cash flow(6).........  $  64,927  $  67,960    $  72,098    $  79,325  $  55,485  $   9,166   $   9,449
                                     ---------  -----------  -----------  ---------  ---------  ---------  -----------
                                     ---------  -----------  -----------  ---------  ---------  ---------  -----------
    Broadcast cash flow
     margin(7).....................       32.2%      32.2%        35.1%        40.3%      40.7%      31.6%       30.3%
    EBITDA(6)......................  $  60,560  $  63,869    $  68,102    $  74,529  $  51,182  $   8,043   $   8,396
    Capital expenditures...........      7,014      6,747        5,967        7,569     11,857      2,591       1,820

                                          PREDECESSOR                   CITICASTERS
                                     ----------------------  ---------------------------------                AS OF
                                                        AS OF DECEMBER 31,
                                     ---------------------------------------------------------              MARCH 31,
                                       1991        1992        1993(8)      1994       1995                   1996
                                     ---------  -----------  -----------  ---------  ---------             -----------
BALANCE SHEET DATA:
    Working capital (deficit)......  $(52,520)  $(611,634)   $   1,485    $  47,518  $  21,929              $  23,728
    Intangible assets (net of
     accumulated amortization).....  1,290,294    539,634      574,878      274,695    312,791                331,258
    Total assets...................  1,475,929    713,830      719,569      403,492    416,346                426,728
    Long-term debt (including
     current portion)..............    692,636    634,777      432,568      122,291    132,481                148,532
    Shareholders' equity
     (deficit).....................    257,835  (339,029)      138,588      150,937    159,692                159,334

- ---------
(1) Prior to its emergence from Chapter 11 bankruptcy in December 1993, Citicasters was known as Great American Communications Company (the "Predecessor"). As a result of the application of "fresh-start reporting," the selected financial data for periods prior to December 31, 1993 are not comparable to periods subsequent to such date.

(2) The 1995 acquisition of four FM stations (KKCW, WTBT, WHOK and WLLD) and WLOH-AM increased broadcast cash flow by approximately 2%. The 1994 sale of four television stations (KTSP, KSAZ, WGHP and WDAF) significantly affects comparison of net revenues, operating expenses and broadcast cash flow for 1994 as compared to 1993 and 1995. The purchase and sale of radio stations in 1994 did not effect the comparison of broadcast cash flow, because the cash flow of the stations sold was approximately equal to the cash flow of the stations purchased.

(3) The recorded amount of intangible assets as of December 31, 1992 was reduced by $658.3 million to reflect the carrying value of the broadcasting assets at estimated fair market value at that time.

(4) Net income for the year ended December 31, 1993 includes, as extraordinary items, a gain of $414.5 million relating to debt discharged in the reorganization and a loss of $6.3 million from the retirement of debt prior to the reorganization. Net loss for 1992 includes a $10.7 million gain from discontinued operations and a $5.7 million extraordinary gain from early extinguishment of debt. Net income from 1991 includes $39.9 million from discontinued operations and $77.4 million extraordinary gain from early extinguishment of debt.

(5) Per share data are not presented for the Predecessor due to the general lack of comparability as a result of the reorganization.

(6) "Broadcast cash flow" means operating income before reduction in carrying value of assets, depreciation and amortization and corporate general and administrative expenses. "EBITDA" means operating income before reduction in carrying value of assets, depreciation and amortization. Broadcast cash flow and EBITDA should not be considered in isolation from, or as a substitute for, operating income, net income or cash flow and other consolidated income or cash flow statement data computed in accordance with generally accepted accounting principles or as a measure of a company's profitability or liquidity. Although this measure of performance is not calculated in accordance with generally accepted accounting principles, it is widely used in the broadcasting industry as a measure of a company's operating performance because it assists in comparing station performance on a consistent basis across companies without regard to depreciation and amortization, which can vary significantly depending on accounting methods (particularly where acquisitions are involved) or non-operating factors such as historical cost bases. Broadcast cash flow also excludes the effect of corporate general and administrative expenses, which generally do not relate directly to station performance.

(7) Broadcast cash flow margin equals broadcast cash flow as a percentage of net revenue.

(8) Balance sheet data at December 31, 1993 reflects the adoption of "fresh-start reporting" as discussed in more detail in Note B to
     Citicasters' Consolidated Financial Statements, incorporated herein by reference.

NOBLE

    The following data presented below for, and as of the end of each of the years in the five-year period ended December 31, 1995, has been derived from Noble's Consolidated Financial Statements audited by Price Waterhouse LLP, independent accountants. Consolidated balance sheets at December 25, 1994 and December 31, 1995 and the related consolidated statements of operations and of cash flows for each of the three years in the period ended December 31, 1995 and notes thereto are incorporated herein by reference. The report of Price Waterhouse LLP which also is incorporated herein by reference contains an explanatory paragraph describing Jacor's agreement to purchase Noble as described in Note 2 to Noble's Consolidated Financial Statements, incorporated herein by reference. The following data as of March 31, 1996 and for the three month periods ended March 26, 1995 and March 31, 1996 are unaudited. In the opinion of Noble's management, the unaudited statements from which such data have been derived include all adjustments (consisting only of normal, recurring adjustments) which are necessary for a fair presentation of results of operations for such periods. The comparability of the consolidated financial data has been significantly impacted by acquisitions, dispositions, Noble's August 1995 restructuring and its December 1991 restructuring.

                                                                                                                  THREE
                                                                                                                 MONTHS
                                                                     YEAR ENDED                                   ENDED
                                      ------------------------------------------------------------------------    MARCH
                                      DECEMBER 28,  DECEMBER 27,   DECEMBER 26,   DECEMBER 25,   DECEMBER 31,   ---------
                                          1991          1992           1993           1994           1995         1995
                                      ------------  -------------  -------------  -------------  -------------  ---------
OPERATING STATEMENT DATA:(1)
    Net revenue.....................   $  58,283     $  55,368      $  47,509      $  49,602      $  41,902     $   9,006
    Broadcast operating expense.....      44,191        43,565         36,944         37,892         31,445         7,638
                                      ------------  -------------  -------------  -------------  -------------  ---------
    Station operating income
     excluding depreciation and
     amortization...................      14,092        11,803         10,565         11,710         10,457         1,368
    Depreciation and amortization...      10,005         8,305          6,916          6,311          4,107         1,027
    Reduction in carrying value of
     assets to net realizable
     value..........................                    10,367(2)                      7,804(2)
    Corporate general and
     administrative expenses........       3,013         2,483          2,702          2,621          2,285           602
                                      ------------  -------------  -------------  -------------  -------------  ---------
    Operating income (loss).........       1,074        (9,352)           947         (5,026)         4,065          (261)
    Net interest income (expense)...     (25,063)      (10,126)        (7,602)       (10,976)        (9,913)       (2,549)
    Net gain (loss) on sale of radio
     stations.......................                    (8,403)         7,909                         2,619         2,619
    Other income (expense)..........      (7,588)       (1,905)
                                      ------------  -------------  -------------  -------------  -------------  ---------
    Income (loss) before income tax,
     extraordinary item and
     cumulative effect of change in
     accounting principle...........   $ (31,577)    $ (29,786)     $   1,254      $ (16,002)     $  (3,229)    $    (191)
                                      ------------  -------------  -------------  -------------  -------------  ---------
                                      ------------  -------------  -------------  -------------  -------------  ---------
    Income (loss) from continuing
     operations after income taxes
     but before extraordinary items
     and the cumulative effect of
     accounting changes.............   $ (31,665)    $ (29,874)     $     876      $ (16,038)     $  (3,292)    $    (207)
                                      ------------  -------------  -------------  -------------  -------------  ---------
                                      ------------  -------------  -------------  -------------  -------------  ---------
    Net income (loss)...............   $ (31,665)    $  (5,949)(3)  $  13,452(4)   $ (16,038)     $  56,853(5)  $    (207)
                                      ------------  -------------  -------------  -------------  -------------  ---------
                                      ------------  -------------  -------------  -------------  -------------  ---------
OTHER FINANCIAL DATA:(1)
    Broadcast cash flow(6)..........   $  14,092     $  11,803      $  10,565      $  11,710      $  10,457     $   1,368
                                      ------------  -------------  -------------  -------------  -------------  ---------
                                      ------------  -------------  -------------  -------------  -------------  ---------
    Broadcast cash flow margin(7)...       24.18%        21.32%         22.24%         23.61%         24.96%         15.2%
    EBITDA(6).......................  $   11,079    $    9,320     $    7,863     $    9,089     $    8,172     $     766
    Capital expenditures............         601           532          3,009          1,124          2,851           532


                                         1996
                                      -----------
OPERATING STATEMENT DATA:(1)
    Net revenue.....................   $   6,058
    Broadcast operating expense.....       5,626
                                      -----------
    Station operating income
     excluding depreciation and
     amortization...................         432
    Depreciation and amortization...       1,079
    Reduction in carrying value of
     assets to net realizable
     value..........................
    Corporate general and
     administrative expenses........         577
                                      -----------
    Operating income (loss).........      (1,224)
    Net interest income (expense)...      (1,875)
    Net gain (loss) on sale of radio
     stations.......................      37,669
    Other income (expense)..........
                                      -----------
    Income (loss) before income tax,
     extraordinary item and
     cumulative effect of change in
     accounting principle...........   $  34,570
                                      -----------
                                      -----------
    Income (loss) from continuing
     operations after income taxes
     but before extraordinary items
     and the cumulative effect of
     accounting changes.............   $  19,887
                                      -----------
                                      -----------
    Net income (loss)...............   $  10,142(8)
                                      -----------
                                      -----------
OTHER FINANCIAL DATA:(1)
    Broadcast cash flow(6)..........   $     432
                                      -----------
                                      -----------
    Broadcast cash flow margin(7)...         7.1%
    EBITDA(6).......................  $     (145 )
    Capital expenditures............         352

                                                                       AS OF
                                      ------------------------------------------------------------------------     AS OF
                                      DECEMBER 28,  DECEMBER 27,   DECEMBER 26,   DECEMBER 25,   DECEMBER 31,    MARCH 31,
                                          1991          1992           1993           1994           1995          1996
                                      ------------  -------------  -------------  -------------  -------------  -----------
BALANCE SHEET DATA:(1)
    Working capital (deficit).......   $   8,565     $   2,265      $   1,002      $(186,133)     $    (479)     $ (44,285)
    Intangible assets (net of
     accumulated amortization)(2)...     165,052       125,770        101,555         89,849         50,730         49,965
    Total assets....................     207,272       156,740        128,055        116,023         77,227         63,132
    Long-term debt (including
     current portion)...............     272,572       231,980        186,975        186,886         81,611             --
    Stockholders' equity
     (deficit)......................    (114,306)     (120,124)      (106,672)      (122,710)       (22,291)        (6,589)

- ------------

(1) The comparability of the information reflected in this selected financial data is affected by Noble's sale of the operating assets in San Diego (February 1996); the purchase of radio stations WSPD-AM and WRVF-FM in Toledo (August 1995); the sale of radio stations KBEQ-FM/AM in Kansas City (March 1995); the sale of radio stations KMJQ-FM and KYOK-AM in Houston (December 1994); the sale of radio stations WBAB-FM and WGBB-AM in New York (March 1993); the sale of WSSH-FM in Boston (April 1993); the purchase of radio stations KATZ-AM and KNJZ-FM in St. Louis (May 1993); the August 1995 restructuring; and the December 1991 restructuring.

(2) The recorded amount of intangible assets was reduced by $10.4 million as of December 27, 1992 and $7.8 million as of December 25, 1994 to reflect the carrying value of the broadcasting assets at their estimated fair market values.

(3) Net loss for the year ended December 27, 1992 includes, as an extraordinary item, a gain of $23.9 million relating to debt discharged in the December 1991 restructuring.

(4)  Net  income  for  the  year  ended  December  26,  1993  includes,  as   an
    extraordinary item, a $12.2 million gain on forgiveness of debt, and a $354.0 thousand cumulative effect of a change in accounting principle.

(5)  Net  income  for  the  year  ended  December  31,  1995  includes,  as   an
    extraordinary item, a $60.1 million gain resulting from the extinguishment of debt in association with the August 1995 restructuring.

(6) "Broadcast cash flow" means operating income before reduction in carrying value of assets, depreciation and amortization and corporate general and administrative expenses. "EBITDA" means operating income before reduction in carrying value of assets, depreciation and amortization. Broadcast cash flow and EBITDA should not be considered in isolation from, or as a substitute for, operating income, net income or cash flow and other consolidated income or cash flow statement data computed in accordance with generally accepted accounting principles or as a measure of a company's profitability or liquidity. Although this measure of performance is not calculated in accordance with generally accepted accounting principles, it is widely used in the broadcasting industry as a measure of a company's operating performance because it assists in comparing station performance on a consistent basis across companies without regard to depreciation and amortization, which can vary significantly depending on accounting methods (particularly where acquisitions are involved) or non-operating factors such as historical cost bases. Broadcast cash flow also excludes the effect of corporate general and administrative expenses, which generally do not relate directly to station performance.

(7) Broadcast cash flow margin equals broadcast cash flow as a percentage of net revenue.

(8) Net income for the three months ended March 31, 1996 includes, as an extraordinary item, a $9.7 million loss on the extinguishment of debt in association with the pending sale of Noble to Jacor and a $37.7 million gain from the February 1996 sale of Noble's operating assets in San Diego to Jacor.

          COMPARATIVE PER SHARE MARKET PRICE AND DIVIDEND INFORMATION

    Both Jacor Common Stock and Citicasters Common Stock are listed on the Nasdaq National Market. Jacor Common Stock is quoted under the symbol "JCOR" and Citicasters Common Stock is quoted under the symbol "CITI." The following sets forth, for the calendar quarters indicated, the reported high and low sales prices of Jacor Common Stock and Citicasters Common Stock, as reported on the Nasdaq National Market.

                                                                                    JACOR           CITICASTERS COMMON
                                                                                 COMMON STOCK             STOCK
                                                                             --------------------  --------------------
                                                                               HIGH        LOW       HIGH        LOW
                                                                             ---------  ---------  ---------  ---------
1994
  First Quarter............................................................  $   17.00  $   12.00  $    8.17  $    6.89
  Second Quarter...........................................................      15.75      11.25       8.84       6.84
  Third Quarter............................................................      15.00      12.25      10.00       7.67
  Fourth Quarter...........................................................      14.75      10.50      11.00       8.95
1995
  First Quarter............................................................      14.50      12.00      13.61      11.00
  Second Quarter...........................................................      17.00      13.00      18.83      13.56
  Third Quarter............................................................      19.25      15.00      26.17      18.33
  Fourth Quarter...........................................................      17.50      15.00      25.25      19.75
1996
  First Quarter............................................................      22.25      16.00      29.38      22.00
  Second Quarter (through June 20, 1996)...................................      30.50      19.50      31.13      29.25

    On February 12, 1996, the last full trading day prior to the public announcement of the execution and delivery of the Merger Agreement, the closing price per share of (i) Jacor Common Stock was $18.50 and (ii) Citicasters Common Stock was $26.625. On June 20, 1996, the most recent date for which it was practicable to obtain market price data prior to the printing of this Proxy Statement/Information Statement/ Prospectus, the closing price per share of (i) Jacor Common Stock was $27.50 and (ii) Citicasters Common Stock was $30.625

    Citicasters paid an annual dividend of $.03 per share of Citicasters Common Stock during the fourth quarter of 1995. Citicasters paid no dividends during 1994. Jacor has not declared any cash dividend on Jacor Common Stock since its inception. Jacor intends to retain future earnings for use in its business and does not anticipate paying any dividends on shares of Jacor Common Stock in the foreseeable future. Under the Existing Credit Facility, Jacor is prohibited from paying dividends on Jacor Common Stock except as provided therein. It is anticipated that the New Credit Facility will also have restrictions on the payment of dividends. Jacor has no current intent to pay dividends on Jacor Common Stock. See "THE MERGER-- Financing Arrangements."

    On May 31, 1996, there were approximately 1,500 holders of record of Jacor Common Stock. On June 12, 1996 there were approximately 1,400 holders of record of Citicasters Common Stock.

                               BUSINESS OF JACOR

    Jacor is a holding company engaged primarily in the radio broadcasting business. As of March 1, 1996, Jacor entities owned and operated 20 radio stations located across the United States in six markets: Atlanta, San Diego, Tampa, Denver, Cincinnati and Jacksonville. Jacor has time brokerage agreements to provide programming for and sell advertising time for one station in Atlanta, three stations in St. Louis and three stations in Toledo. Jacor also has joint sales agreements to sell advertising time for three stations in Cincinnati and one station in Denver. In addition, Jacor owns and operates the Georgia Radio News Service, a radio news service which provides news, sports and public affairs programming to more than 140 radio stations.

    In February 1996, Jacor entered into the Merger Agreement to acquire Citicasters. The Citicasters acquisition will enhance Jacor's existing station portfolios in Atlanta, Tampa and Cincinnati and creates new multiple station platforms in Phoenix, Portland, Kansas City, Sacramento and Columbus. See "THE MERGER" and "BUSINESS OF CITICASTERS."

    In February 1996, Jacor also entered into an agreement to acquire Noble which owns 10 radio stations serving Denver, St. Louis and Toledo. Pending the closing of this transaction, Jacor and Noble have entered into time brokerage agreements with respect to Noble's radio stations in St. Louis and Toledo. Jacor also acquired from Noble the right to provide programming to and sell the air time for one AM and one FM station serving the San Diego market. The Noble
Acquisition enhances Jacor's existing portfolio in Denver where it will own eight stations, in addition to creating new multiple station platforms in St. Louis and Toledo, where Jacor will own two of the four Class B FM stations. See "THE NOBLE ACQUISITION."

    In February 1996, Jacor sold the business and certain operating assets of radio stations WMYU(FM) and WWST(FM) in Knoxville. Jacor received approximately $6.5 million in cash for this sale, representing an approximate $2.5 million gain. In March 1996, Jacor entered into an agreement for the sale of assets of WBRD-AM in Tampa. Such sale is pending subject to receipt of the required FCC approvals.

    In March 1996, Jacor entered into an agreement to acquire the FCC licenses of WCTQ-FM and WAMR-AM in Venice, Florida. Jacor will also purchase certain real estate and transmission facilities necessary to operate the stations. The purchase price for the assets is approximately $4.4 million. Jacor anticipates that it will consummate this acquisition upon receipt of the required FCC approvals using a portion of the proceeds of the Offerings.

    Jacor has agreed to finance the purchase by Critical Mass Media, Inc. ("CMM") for $540,000 of a 40% interest in a newly formed limited liability company that has agreed to purchase the assets of Duncan American Radio, Inc. CMM is a marketing research and radio consulting business which is owned by a limited partnership of which Jacor is the 5% general partner and a corporation wholly owned by Randy Michaels, the president of Jacor, is the 95% limited partner.

    In May 1996, Jacor entered into an agreement to acquire the FCC licenses of WIOT-FM and WCWA-AM in Toledo, Ohio. Jacor will also purchase real estate and transmission facilities necessary to operate the stations. The purchase price for the assets is $13.0 million. Jacor anticipates that it will consummate this acquisition upon receipt of the required FCC approvals using a portion of the proceeds from the Offerings or with funds obtained from available borrowings under the Existing Credit Facility or the New Credit Facility, whichever is then in effect. Subject to certain conditions, pending the closing of this transaction, Jacor has entered into a time brokerage agreement with respect to these stations.

    In June 1996, Jacor entered into an agreement to acquire the FCC licenses of WLAP-AM, WMXL-FM and WWYC-FM in Lexington, Kentucky. Jacor will also purchase real estate and transmission facilities necessary to operate the stations. The purchase price for the assets is $14.0 million. Jacor anticipates that it will consummate this acquisition upon receipt of the required FCC approvals using a portion of the proceeds from the Offerings, or with funds obtained from available borrowings under the Existing Credit Facility or the New Credit Facility, whichever is then in effect.

    Jacor is also currently negotiating acquisitions for additional radio stations in its existing markets and in new markets. Jacor has entered into two non-binding letters of intent pursuant to which Jacor and the prospective sellers have agreed to exclusively negotiate the terms and conditions of a definitive acquisition agreement, and Jacor is negotiating a definitive acquisition agreement with a prospective seller pursuant to a non-binding letter of intent which has expired. If such negotiations are successfully completed, Jacor would acquire an additional ten radio stations for an aggregate purchase price of approximately $52.5 million. Jacor is also engaged in active negotiations to acquire two radio stations in one of its existing markets for an acquisition price of approximately $37.0 million. Jacor is also currently engaged in preliminary discussions with owners of other radio stations, which may or may not result in negotiations for additional acquisitions, including acquisitions in which Jacor Common Stock may be exchanged in consideration for the acquired stations. Jacor anticipates that it will consummate any such acquisitions using a portion of the proceeds from the Offerings, or with funds obtained from available borrowings under the Existing Credit Facility or the New Credit Facility, whichever is then in effect. There can be no assurance that Jacor will successfully complete any such acquisitions or what the consequences thereof would be.

    During 1995, Jacor actively pursued the acquisition of selected stations in Jacor's existing markets and targeted new markets and acquired six radio stations. In August 1995, Jacor acquired the business and certain operating assets of radio stations WDUV-FM and WBRD-AM in Tampa. In September 1995, Jacor exercised its purchase option to acquire ownership of the licensee of radio station KHTS-FM (formerly KECR) in San Diego. In 1995, Jacor acquired the call letters, programming and certain contracts of radio station WOFX(FM) in Cincinnati and then changed the call letters of its FM broadcast station WPPT to WOFX. Jacor also acquired radio stations WSOL-FM (formerly WHJX), WJBT-FM and WZAZ-AM in Jacksonville. The aggregate cash purchase price for these acquisitions was approximately $37.7 million.

    Additional information concerning Jacor is incorporated by reference in this Proxy Statement/Information Statement/Prospectus. See "AVAILABLE INFORMATION" and "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE."

                            BUSINESS OF CITICASTERS

    Citicasters is a holding company engaged in the ownership and operation of radio and television stations and derives substantially all its revenue from the sale of advertising time. As of March 1, 1996, Citicasters owned and operated nineteen radio stations, located across the United States in eight markets:
Atlanta, Phoenix, Tampa, Cincinnati, Portland, Sacramento, Columbus and Kansas City, and two television stations, one located in Tampa and one in Cincinnati. In June 1994, the name of Citicasters was changed from Great American Communications Company to Citicasters Inc. Citicasters' operations are conducted through its principal subsidiary, Citicasters Co., an Ohio corporation formerly known as Great American Television and Radio Company, Inc. Additional information concerning Citicasters is incorporated by reference in this Proxy Statement/Information Statement/Prospectus. See "AVAILABLE INFORMATION" and "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE."

                             BUSINESS OF NEW JACOR

    New Jacor, a wholly owned subsidiary of Jacor, has not conducted any business activities to date, other than those incident to its formation, and its participation in the preparation of this Proxy Statement/ Information Statement/Prospectus. Upon the consummation of the Reincorporation, New Jacor will be the successor corporation to Jacor and will serve as the holding company for all of Jacor's currently existing subsidiaries. At the Effective Time of the Merger, New Jacor will become the holding company for Citicasters and its respective subsidiaries. Upon the consummation of the Noble Acquisition, New Jacor will also be the holding company for Noble and its respective subsidiaries. Accordingly, the business of New Jacor, through its wholly-owned direct and indirect subsidiaries, will be the businesses currently conducted by Jacor, Citicasters and Noble and their respective subsidiaries. See "BUSINESS OF JACOR," "BUSINESS OF CITICASTERS," "AVAILABLE INFORMATION" and "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE."

                          DESCRIPTION OF CAPITAL STOCK

    The authorized capital stock of Jacor currently consists of 40,000,000 shares of Jacor Common Stock, and 2,000,000 shares of Class A Preferred Stock and 2,000,000 shares of Class B Preferred Stock. At the 1994 Jacor annual meeting of shareholders, the Jacor shareholders approved an increase in the number of authorized shares of Jacor Common Stock to 100,000,000 shares. Following that annual meeting, Jacor's management elected not to immediately file such amendment to the Jacor Amended and Restated Articles of Incorporation until such time as Jacor identified a specific purpose for those additional shares. If the proposals described under "PROPOSAL TO APPROVE THE REINCORPORATION OF JACOR" are adopted by the Jacor shareholders at the Jacor Annual Meeting, following the consummation of the Reincorporation, the authorized capital stock of Jacor will consist of 100,000,000 shares of common stock, $.01 par value and 2,000,000 shares of Class A Preferred Stock, $.01 par value and 2,000,000 shares of Class B

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Preferred  Stock, $.01 par value. Zell/Chilmark  has informed Jacor that it will vote in favor of such proposal and such votes will be sufficient to approve the Reincorporation. Upon the consummation of the Reincorporation, each outstanding share of Jacor common stock, no par value, will automatically be converted into a share of New Jacor common stock, $.01 par value. As of May 31, 1996, 18,439,694 shares of Jacor Common Stock were issued and outstanding.

COMMON STOCK

    Upon the consummation of the Reincorporation, the holders of Jacor Common Stock will have no preemptive rights, cumulative voting rights, redemption rights, or conversion privileges. The holders of Jacor Common Stock will be entitled to one vote for each share held on any matter submitted to the shareholders. All corporate action requiring shareholder approval, unless otherwise required by law, Jacor's Certificate of Incorporation or its Bylaws, must be authorized by a majority of the votes cast. Under Delaware law, approval by a majority vote of the outstanding voting shares is required to effect (i) an amendment to Jacor's Certificate of Incorporation or its Bylaws, (ii) a merger or consolidation of Jacor, and (iii) a disposition of all or substantially all of Jacor's assets.

    In the event of liquidation, each share of Jacor Common Stock will be entitled to share ratably in the distribution of remaining assets after payment of all debts, subject to the prior rights in liquidation of any shares of preferred stock issued. Holders of shares of Jacor Common Stock will be entitled to share ratably in such dividends as the Jacor Board, in its discretion, may validly declare from funds legally available therefor, subject to the prior rights of holders of shares of Jacor's preferred stock as may be outstanding from time to time. Certain restrictions on the payment of dividends are imposed under the Existing Credit Facility, and will be imposed under the New Credit Facility. See "RISK FACTORS--Lack of Dividends; Restrictions on Payments of Dividends."

CLASS A AND CLASS B PREFERRED STOCK

    Upon the consummation of the Reincorporation, 2,000,000 authorized shares of Class A Preferred Stock and 2,000,000 authorized shares of Class B Preferred Stock of Jacor's capital stock will be authorized. It is not currently anticipated that any such shares will be issued. The Class A Preferred Stock will have full voting rights. The Class B Preferred Stock will have no voting rights except as otherwise provided by law or as lawfully fixed by the Jacor Board with respect to a particular series. Under applicable law, the Jacor Board could elect to provide the Class B Preferred Stock with limited or no voting rights. Jacor's Certificate of Incorporation authorizes the Jacor Board to provide from time to time for the issuance of the shares of Preferred Stock in series by adopting an amendment to the Certificate and to establish the terms of each such series, including (i) the number of shares of the series and the designation thereof; (ii) the rights in respect of dividends on the shares;
(iii) liquidation rights; (iv) redemption rights; (v) the terms of any purchase, retirement or sinking fund to be provided for the shares of the series; (vi) terms of conversion, if any; (vii) restrictions, limitations and conditions, if any, on issuance of indebtedness of Jacor; and (viii) any other preferences and other rights and limitations not inconsistent with law, the Certificate of Incorporation, or any resolution of the Jacor Board. See "COMPARISON OF CORPORATE CHARTERS AND RIGHTS OF SECURITY HOLDERS."

1993 WARRANTS

    The 1993 Warrants to purchase 2,014,233 shares of Jacor Common Stock were issued by Jacor in 1993. Through May 31, 1996, 205,624 1993 Warrants were exercised. As of June 12, 1996, all 1993 Warrants which had not been exercised prior to such date were converted by Jacor into the right to receive fair market value (as defined in the 1993 Warrant), which amount was fixed at $19.70 per 1993 Warrant.

    The 1993 Warrants were registered warrants issued under a warrant agreement. Each 1993 Warrant entitled the holder to purchase one share of Jacor Common Stock at the price of $8.30 per share. Pursuant to the terms of the 1993 Warrants, upon the happening of any Sale Event (as defined below), Jacor, in its sole discretion, was permitted to automatically convert the 1993 Warrants into the right to receive the fair market value of the 1993 Warrants, whereupon the 1993 Warrants would cease to be exercisable for shares of Jacor Common Stock. The 1993 Warrants defined "Sale Event" generally to mean any of the following:
(a) a sale or other disposition of all or a substantial portion of the assets of Jacor; (b) a share exchange; (c) a sale or other disposition of securities of Jacor constituting more than 30% of the voting power of Jacor's voting

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stock to one or more entities or persons not controlled by Samuel Zell or  David
Schulte;  and  (d)  certain business  combinations  resulting in  the  shares of
Jacor's  voting  stock   outstanding  immediately  prior   to  the  Sale   Event
constituting 70% or less of Jacor's combined voting power immediately after such Sale Event.

    The 1996 Stock Offering constituted a Sale Event, and Jacor converted the 1993 Warrants into the right to receive the fair market value as of June 12, 1996. Prior to such conversion, Zell/Chilmark exercised its 1993 Warrants to acquire 629,117 shares of Common Stock in lieu of accepting the fair market value of the 1993 Warrants it held for proceeds to Jacor totaling approximately $5.2 million. The holders of approximately 883,639 other 1993 Warrants also exercised their right to acquire shares of Jacor Common Stock for additional proceeds to Jacor totaling approximately $7.3 million. The holders of approximately 295,853 remaining 1993 Warrants elected to receive the fair market value. Jacor will be required to fund approximately $5.8 million based on a fair market value of $19.70 per 1993 Warrant (the difference between the $28.00 per share of Common Stock sale price in the 1996 Stock Offering and the $8.30 exercise price per 1993 Warrant). Jacor intends to fund the conversion of such 1993 Warrants when presented for redemption with a portion of the proceeds received from the exercise of 1993 Warrants by the other holders.

JACOR WARRANTS

    For a description of the Jacor Warrants to be issued in the Merger, see "THE MERGER--Description of Jacor Warrants."

        COMPARISON OF CORPORATE CHARTERS AND RIGHTS OF SECURITY HOLDERS

    Jacor is currently incorporated under the laws of the State of Ohio, and the Jacor Board is recommending to Jacor shareholders for approval at the Jacor Annual Meeting that Jacor be reincorporated as a corporation under the laws of the State of Delaware. Upon the consummation of the Reincorporation, Jacor shareholders, whose rights as shareholders are currently governed by Ohio law, Jacor's existing Amended and Restated Articles of Incorporation (the "Present Jacor Articles") and Jacor's Amended and Restated Code of Regulations (the "Present Jacor Regulations"), will become shareholders of New Jacor and their rights as such will be governed by Delaware law, New Jacor's Certificate of Incorporation (the "New Jacor Certificate") and the New Jacor Bylaws (the "New Jacor Bylaws"). See "PROPOSAL TO APPROVE THE REINCORPORATION OF JACOR."

    Citicasters is incorporated under the laws of the State of Florida and Citicasters shareholders rights are governed by Florida law, Citicasters Articles of Incorporation (the "Citicasters Articles") and Citicasters Bylaws (the "Citicasters Bylaws"). Upon consummation of the Merger and receipt of the Merger Consideration, Citicasters shareholders will become security holders of New Jacor (to be renamed "Jacor Communications, Inc."), and, accordingly, their rights will be governed by Delaware law, the New Jacor Certificate and the New Jacor Bylaws.

    The following is a summary of the material differences in the rights of Jacor shareholders following the Reincorporation and in the rights of Citicasters shareholders following the Merger. The following summary does not purport to be a complete statement of the rights of Jacor shareholders under applicable Ohio and Delaware laws or of the rights of Citicasters shareholders under applicable Florida and Delaware laws, or a complete description of the specific provisions referred to herein. The following comparison is qualified in its entirety by reference to the New Jacor Certificate, the New Jacor Bylaws, the Present Jacor Articles, the Present Jacor Regulations, the Citicasters Articles and the Citicasters Bylaws and the statutory provisions referred to therein.

COMPARISON OF PRESENT JACOR ARTICLES AND NEW JACOR CERTIFICATE

    The New Jacor Certificate and the New Jacor Bylaws are similar to the Present Jacor Articles and the Present Jacor Regulations with respect to material provisions. Differences between the New Jacor Certificate and New Jacor Bylaws and the Present Jacor Articles and Present Jacor Regulations, respectively, are primarily the result of differences between Delaware law and Ohio law. Significant provisions of the New Jacor Certificate and New Jacor Bylaws and certain important similarities and differences between them and the Present Jacor Articles and the Present Jacor Regulations are discussed below.

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    CAPITAL STOCK.  As  described  under "DESCRIPTION  OF  CAPITAL  STOCK,"  the capitalization of New Jacor will consist of 100,000,000 shares of Common Stock, par value $.01 per share (the "New Jacor Common Stock"), 2,000,000 shares of Class A Preferred Stock, par value $.01 per share (the "New Jacor Class A Preferred Stock"), and 2,000,000 shares of Class B Preferred Stock, par value $.01 per share (the "New Jacor Class B Preferred Stock" and together with the New Jacor Class A Preferred Stock, the "New Jacor Preferred Stock"). Other than for effecting the action approved at the 1994 Jacor annual meeting of the shareholders to change the number of authorized shares of New Jacor Common Stock, the provisions of the New Jacor Certificate setting the terms of the New Jacor Common Stock are unchanged from the provisions of the Present Jacor Articles with regard to the Jacor Common Stock.

    With respect to existing Jacor Preferred Stock, the provisions of the New Jacor Certificate differ from those of the Present Jacor Articles with respect to the manner in which the directors may fix the terms of a series of the Preferred Stock and the terms which may be so fixed. Under Delaware law, directors fix the terms of a series of New Jacor Preferred Stock by resolution, as opposed to an actual amendment to a company's articles of incorporation, as under Ohio law. In addition, under Delaware law, directors have authority to provide for different voting rights between series of preferred stock whereas, under Ohio law, directors do not have this right. Both the Present Jacor Articles and the New Jacor Certificate permit the Board of Directors to exercise broad discretion in fixing the terms of series of New Jacor Preferred Stock, which in the case of the New Jacor Certificate, is subject to Delaware law and the terms of the New Jacor Certificate.

    PREEMPTIVE RIGHTS. Both the Present Jacor Articles and the New Jacor Certificate provide that no shareholder shall have preemptive rights to purchase shares.

    CUMULATIVE VOTING. Under the Present Jacor Regulations, if notice is properly given by a shareholder, directors are elected by cumulative voting, with the nominees who receive the greatest number of votes being elected to the Board of Directors and each shareholder being permitted to cumulate the voting power such shareholder possesses by giving any one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which such shareholder is entitled, or to distribute such number of votes on the same principle among two or more candidates, as such shareholder sees fit. Under the Present Jacor Regulations, it is therefore possible for the holders of less than a majority of the voting power of Jacor to elect one or more of Jacor's directors, and it is not always possible for the holders of a majority of the voting power to elect all of the directors of Jacor. The New Jacor Certificate and New Jacor Bylaws do not provide for cumulative voting in the election of directors, accordingly, the holders of a majority of the voting power of New Jacor will be able to elect all of the directors of New Jacor.

    AMENDMENTS TO REGULATIONS AND BYLAWS. Under Ohio law, only the shareholders have the power to adopt, amend or repeal regulations; such power may not be conferred upon the directors. A Delaware corporation may in its certificate of incorporation confer the power to adopt, amend or repeal bylaws upon the directors. Under the New Jacor Certificate, the directors of New Jacor are granted such power, although such power does not preempt or otherwise affect the power of New Jacor shareholders also to amend the New Jacor Bylaws.

    BOARD OF DIRECTORS; COMMITTEES. Under the Present Jacor Regulations, the number of directors which shall constitute the Board of Directors is determined by shareholder vote or by the directors, provided that such number of directors shall be not less than five and not more than fifteen. Under the New Jacor Bylaws, the number of directors shall be determined by resolution of the New Jacor Board of Directors (the "New Jacor Board") provided that such number shall be seven unless otherwise designated by the New Jacor Board.

    Under Delaware law, no director or officer of New Jacor is disqualified by his office from dealing or contracting with New Jacor as a vendor, purchaser, employee, agent or otherwise, nor is any transaction of New Jacor void or voidable or in any way affected or invalidated by reason of the fact that any director or officer or any firm of which any director or officer is a member or any corporation of which any director or officer is a shareholder, director or officer is in any way interested in such transaction, provided the fact that such director, officer, firm or corporation is so interested is disclosed or is known to the Board of Directors or such members thereof as shall be present at any meeting of the Board of Directors at which action upon

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any  such transaction is taken; nor is any such director, or officer accountable for or responsible to New Jacor or any stockholder of New Jacor for or in respect to any such transaction of New Jacor for any gains or profits realized by him, by reason of the fact that he, or any firm of which he is a member, or any corporation of which he is a shareholder, director or officer is interested in such transaction, and any such director may be counted in determining the existence of a quorum at any meeting of the Board of Directors of Jacor which shall authorize or take action in respect to any such transaction, and may vote thereat to authorize, ratify or approve any such transaction, with like force and effect as if he, or any firm of which he is a member, or any corporation of which he is a shareholder, officer or director were not interested in such transaction.

    In order to provide such rights to a director, Ohio law requires the Articles of Incorporation to contain a provision of like effect. The Present Jacor Articles contain no such provision.

    The Present Jacor Regulations and Ohio law require that the Jacor Board designate three or more of its members to constitute any committee of the Board. Under the New Jacor Bylaws, the New Jacor Board may appoint from its members a committee of the New Jacor Board which shall consist of any number of directors (including only one) as such Board may designate.

    DIRECTOR LIABILITY AND INDEMNIFICATION. Under Ohio law, with certain exceptions, a director is liable for monetary damages for actions or omissions as a director only if it is proved by clear and convincing evidence that the director acted or failed to act with deliberate intent to cause injury to the corporation or with reckless disregard for the best interests of the corporation. There is, however, no provision limiting the liability of officers, employees, or agents of the corporation. Additionally, Ohio law protects a director from liability for breach of the director's duty of loyalty to the corporation as well as for breach of the director's duty of care. Ohio law provisions concerning director liability are self-executing and the Jacor directors are currently entitled to such protections without reference thereto in the Present Jacor Articles.

    Under Delaware law, subject to certain exceptions, a director is protected from monetary liability for breaches of his or her duty of care. Delaware law provides for such a limitation on director liability if the certificate of incorporation contains a provision to that effect. The New Jacor Certificate contains such a provision. Such a provision does not, however, eliminate or limit director liability for a breach of the director's duty of loyalty to the corporation or its shareholders or for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, for willful or negligent conduct in paying dividends or repurchasing stock out of other than legally available funds, or for any transaction from which the director derived an improper personal benefit.

    The indemnification provisions contained in the Present Jacor Regulations are in accordance with Ohio law which allows indemnification of any person who was or is a party or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than action by or in the right of Jacor, by reason of the fact that he or she is or was a director, officer, employee or agent of Jacor, or is or was serving at the request of Jacor as a director, trustee, officer, employee or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust or other enterprise, against expenses, including attorney's fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of Jacor, and with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. Ohio law also allows Jacor to indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action or suit by or in the right of Jacor to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee or agent of Jacor, or is or was serving at the request of Jacor as a director, trustee, officer, employee or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust or other enterprise, against expenses, including attorney's fees, actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if he or she acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Jacor, except that no indemnification may be made with respect to any claim, issue or matter as to which such person is adjudged to be liable for negligence or misconduct in the

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performance of his duty  to Jacor unless,  and only to the  extent that a  court determines upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper.

    The statutory right of indemnification is not exclusive in Ohio, and Ohio corporations may, among other things, purchase insurance to indemnify those persons. Ohio law provides that a director (but not an officer, employee or agent) is entitled to mandatory advancement of expenses, including attorneys' fees, incurred in defending any action, including derivative actions, brought against the director, provided the director agrees to cooperate with the corporation concerning the matter and to repay the amount advanced if it ultimately is determined that he or she is not entitled to be indemnified by the corporation.

    The New Jacor Bylaws are similar to the Present Jacor Regulations with regard to indemnification except that in accordance with the Delaware law, New Jacor may not indemnify such persons against expenses incurred by such person in connection with the defense or settlement of an action or suit by or in the right of New Jacor to procure a judgment in its favor if such persons shall have been adjudged to be liable to New Jacor unless and only to the extent that a court determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses which the court shall deem proper.

    COMPROMISE WITH CREDITORS AND SHAREHOLDERS. Delaware law provides that a certificate of incorporation may contain a provision allowing for a compromise or arrangement between a corporation and its creditors or shareholders. Under such a provision, whenever such a compromise or arrangement is proposed, a Delaware court may order a meeting for the purpose of eliciting an agreement to the compromise or the arrangement which would be binding on all such creditors and/or shareholders and the corporation. The New Jacor Certificate contains such a provision. No such provision allowing for such compromise or arrangement is included in the Present Jacor Regulations or available under Ohio law.

COMPARISON OF JACOR SHAREHOLDERS' RIGHTS UNDER OHIO LAW AND DELAWARE LAW

    AMENDMENT OF ARTICLES/CERTIFICATE OF INCORPORATION. To amend articles of incorporation, Ohio law requires the approval of shareholders holding two-thirds of the voting power of a corporation, unless otherwise specified in the corporation's articles of incorporation. The Present Jacor Articles are silent with respect to the vote required to amend the Present Jacor Articles. Delaware law requires the approval of shareholders holding a majority of the voting power of a corporation in order to amend the corporation's certificate of incorporation, unless another proportion is specified in the certificate of incorporation. The New Jacor Certificate does not specify another proportion. Accordingly, although neither the Present Jacor Articles nor the New Jacor Certificate contain a provision regarding the vote required to amend the respective corporation's charter, the effect of the Reincorporation will be to allow the New Jacor Certificate to be amended by shareholders holding a majority of the voting power of a corporation, rather than two-thirds of the voting power of a corporation as currently required to amend the Present Jacor Articles.

    RIGHT TO CALL SPECIAL MEETING OF SHAREHOLDERS. Under Ohio law, the holders of at least 25% of the outstanding shares of a corporation have the authority to call special meetings of shareholders, unless the corporation's regulations specify another percentage, which may in no case be greater than 50%. The Present Jacor Regulations currently provide that the holders of at least 10% of the outstanding shares have the authority to call special meetings of shareholders. Delaware law does not require that shareholders be given the right to call special meetings. Nevertheless, the New Jacor Bylaws provide that special meetings may be called by one-third of the directors then in office (rounded up to the nearest whole number), by the chief executive officer or by shareholders holding at least 10% of all issued and outstanding stock entitled to vote at the meeting.

    ANTI-TAKEOVER PROVISIONS. Chapter 1704 of the Ohio Revised Code prohibits an "Issuing Public Corporation" from engaging in a "Chapter 1704 Transaction" with an "Interested Shareholder" for a period of three years following the date on which the person become an Interested Shareholder unless, prior to such date, the directors of the Issuing Public Corporation approve either the Chapter 1704 Transaction or the acquisition of shares pursuant to which such person became an Interested Shareholder. Jacor is an Issuing Public Corporation for purposes of the statute. An Interested Shareholder is any person who is the beneficial

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owner  of  a sufficient  number  of shares  to  allow such  person,  directly or indirectly, alone or with others, including affiliates and associates, to exercise or direct the exercise of 10% of the voting power of the Issuing Public Corporation in the election of directors.

    A Chapter 1704 Transaction includes any merger, consolidation, combination, or majority share acquisition between or involving an Issuing Public Corporation and an Interested Shareholder or an affiliate or associate of an Interested Shareholder. A Chapter 1704 Transaction also includes certain transfers of property, dividends and issuance or transfers of shares, from or by an Issuing Public Corporation or a subsidiary of an Issuing Public Corporation to, with or for the benefit of an Interested Shareholder or an affiliate or associate of an Interested Shareholder unless such transaction is in the ordinary course of business of the Issuing Public Corporation on terms no more favorable to the Interested Shareholder than those acceptable to third parties as demonstrated by contemporaneous transactions. Finally, Chapter 1704 Transactions include certain transactions which (a) increase the proportionate share ownership of an Interested Shareholder, (b) result in the adoption of a plan or proposal for the dissolution, winding up of the affairs or liquidation of the Issuing Public Corporation if such plan is proposed by or on behalf of the Interested Shareholder or (c) pledge or extend the credit or financial resources of the Issuing Public Corporation to or for the benefit of the Interested Shareholder. After the initial three-year moratorium has expired, an Issuing Public Corporation may engage in a Chapter 1704 Transaction if (a) the acquisition of shares pursuant to which the person became an Interested Shareholder received the prior approval of the board of directors of the Issuing Public corporation,
(b) the Chapter 1704 Transaction is approved by the affirmative vote of the holders of shares representing at least two-thirds of the voting power of the Issuing Public Corporation and by the holders of shares representing at least a majority of voting shares which are not beneficially owned by an Interested Shareholder or an affiliate or associate of an Interested Shareholder or (c) the Chapter 1704 Transaction meets certain statutory tests designed to ensure that it be economically fair to all shareholders.

    Ohio law prevents a person, under certain circumstances, from purchasing large amounts of shares of stock of a corporation without shareholder approval. Under Section 1701.831 of the Ohio Revised Code, unless the articles or regulations otherwise provide, any "control share acquisition" of an Issuing Public Corporation can only be made with the prior approval of the corporation's shareholders. A control share acquisition is defined as any acquisition, directly or indirectly (by tender offer, open market purchase, private transaction or otherwise) of shares of a corporation which, when added to all other shares of that corporation owned by the acquiring person, would entitle that person to exercise specified levels of voting power when electing directors. Specifically, unless the provisions of Section 1701.831 have been satisfied, a person may not purchase additional shares of a corporation if that purchase would result in such person holding more than 20%, 33 1/3% or 50% of the voting power. These percentages reflect the Ohio legislature's view that each such acquisition of shares which results in a person's voting power exceeding these levels involves an increase in the ability of that person to control a corporation. These levels of voting power are considered so great that the transaction involved should be considered and approved or rejected by shareholders. The Present Jacor Regulations provide that Section 1701.831 does not apply to control share acquisitions of shares of Jacor.

    Delaware's anti-takeover provisions are embodied in Section 203 of the Delaware General Corporation law ("Section 203"). Section 203 provides that certain "business combinations" between a Delaware corporation whose stock generally is publicly traded or held of record by more than 2,000 shareholders and an "interested stockholder" are prohibited for a three-year period following the date that such stockholder became an interested stockholder, unless (i) the corporation has elected in its certificate of incorporation not to be governed by Section 203, (ii) the business combination was approved by the Board of Directors of the corporation before the other party to the business combination became an interested stockholder, (iii) upon consummation of the transaction that made it an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the commencement of the transaction (excluding voting stock owned by directors who are also officers or held in employee benefit plans in which the employees do not have a confidential right to tender or vote stock held by the plan) or (iv) the business combination was approved by the Board of Directors of the corporation and ratified by two-thirds of the voting stock which the interested stockholder did not own. The three-year prohibition also does not apply to

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certain business combinations  proposed by an  interested stockholder  following the announcement or notification of certain extraordinary transactions involving the corporation and a person who had not been an interested stockholder during the previous three years or who became an interested stockholder with the approval of the majority of the corporation's directors.

    The term "business combination" is defined generally to include mergers or consolidations between a Delaware corporation and an interested stockholder, transactions with an interested stockholder involving the assets or stock of the corporation or its majority-owned subsidiaries and transaction which increase an interested stockholder's percentage ownership of stock. The term "interested stockholder" is defined generally as a stockholder who, together with affiliates and associates, owns (or, within three years prior, did own) 15% or more of a Delaware corporations' voting stock. Section 203 could prohibit or delay a merger, takeover or other change in control of the Company and therefore could discourage attempts to acquire the Company.

    The New Jacor Certificate does not contain a provision electing not to be governed by Section 203. The Jacor Board believes that the provisions of Section 203 will help assure that a change in control of Jacor does not occur without the consent of the Jacor Board and/or shareholders of Jacor and will encourage any person who seeks to acquire control of Jacor to do so by a negotiated transaction rather than through a hostile takeover attempt.

    MERGERS, ACQUISITIONS AND OTHER TRANSACTIONS. In addition to the anti-takeover provisions discussed above, Ohio law generally requires approval of mergers, dissolutions and dispositions of all or substantially all of a corporation's assets by two-thirds of the voting power of the corporation, unless the articles of incorporation permit a different proportion. The Present Jacor Articles are silent with respect to the vote required to approve such mergers, dissolutions and dispositions. Ohio law does not require shareholder approval of asset or share acquisitions.

    In general, Delaware law requires approval of mergers and dispositions of all or substantially all of a corporation's assets by a majority of the voting power of the corporation. Like Ohio law, Delaware law does not require shareholder approval in the case of asset and share acquisitions.

    Although neither the Present Jacor Articles nor the New Jacor Certificate contain any provision regarding the vote required to approve asset and share acquisitions and mergers and dispositions of all or substantially all of a corporation's assets, the effect of the Reincorporation will be to allow asset and share acquisitions to be approved by the New Jacor Board, without stockholder approval, and will allow mergers and dispositions of all or substantially all of New Jacor's assets to be approved by shareholders holding a majority of the voting power of the corporation, rather than two-thirds of the voting power of a corporation as currently required with respect to Jacor.

    ACTION WITHOUT A MEETING. Under Ohio law, unless the articles of incorporation or the regulations provide otherwise, any action which may be taken by shareholders or directors at a meeting may be taken without a meeting upon the unanimous written consent of the shareholders or directors, respectively. Neither the Present Jacor Articles nor the Present Jacor Regulations provide otherwise. Delaware law provides that unless limited by the certificate of incorporation, any action which may be taken at a meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if the holders of stock having not less than the minimum number of votes otherwise required to approve such action consent in writing. The New Jacor Certificate contains no such limitation and, accordingly, following the Reincorporation, Jacor shareholders could take certain actions upon the written consent of less than all of the Jacor shareholders.

    CLASS VOTING. Under Ohio law, holders of a particular class of shares are entitled to vote as a separate class if the rights of such class are affected in certain respects by mergers, consolidations or amendments to the articles of incorporation. Delaware law requires voting by separate classes only with respect to amendments to the certificate of incorporation which adversely affect the holders of such classes or which increase or decrease the aggregate number of authorized shares or the par value of the shares of any such classes.

    LOANS TO OFFICERS. Under Ohio law, directors of an Ohio corporation who vote for or assent to the making of loans (other than in the usual course of business) to an officer, director or shareholder of the

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corporation  are jointly and severally liable  to the corporation for the amount of the loan, with interest thereon at the rate of six percent per annum, until the loan has been paid. Delaware law permits a corporation to lend money to, or to guarantee an obligation of, an officer or other employee of the corporation or any subsidiary thereof including an officer or employee who is also a director of the corporation or of its subsidiaries, whenever such loan or guarantee may, in the judgment of the directors, reasonably be expected to benefit the corporation. Unlike Ohio law, Delaware law generally does not impose liability on the directors who vote for or assent to the making of a loan to an officer, director or shareholder.

    APPRAISAL RIGHTS. Under Ohio law, dissenting shareholders are entitled to appraisal rights in connection with the lease, sale, exchange, transfer or other disposition of all or substantially all of the assets of a corporation and in connection with certain amendments to the corporation's articles of incorporation. In addition, shareholders of an Ohio corporation being merged into a surviving corporation or being consolidated into a new corporation are also entitled to appraisal rights. Shareholders of an acquiring corporation are entitled to appraisal rights in a merger, combination or majority share acquisition in which such shareholders are entitled to voting rights.

    Under Delaware law, appraisal rights are available only in connection with certain mergers or consolidations, unless otherwise provided in the corporation's certificate of incorporation. Even in the event of such mergers or consolidations, unless the certificate of incorporation otherwise provides, Delaware law does not recognize appraisal rights (i) if the shares of the corporation are listed on a national securities exchange or held of record by more than 2,000 shareholders (as long as the shareholders receive in the merger shares of the surviving corporation or of any other corporation the shares of which are listed on a national securities exchange or held of record by more than 2,000 shareholders) or (ii) if the corporation is the surviving corporation and no vote of its shareholders is required for the merger.

    DIVIDENDS. An Ohio corporation may pay cash dividends only out of surplus and must notify its shareholders if a dividend is paid out of capital surplus. A Delaware corporation may pay dividends out of any surplus and, if it has no surplus, out of any net profits for the fiscal year in which the dividend was declared or for the preceding fiscal year (provided that such payment will not reduce capital below the amount of capital represented by all classes of shares having a preference upon the distribution of assets).

    REPURCHASES OF STOCK. Under Ohio law, a corporation may not purchase or redeem its own shares unless authorized to do so by its articles of incorporation and then may not do so if immediately thereafter its assets would be less than its liabilities plus its stated capital, if any, or if the corporation is insolvent or would be rendered insolvent by such a purchase or redemption. The Present Jacor Articles authorize Jacor to purchase its own shares when authorized by a majority of the Jacor Board for such prices and upon such terms as the Board of Directors may determine.

    Under Delaware law, a corporation may purchase or redeem, or otherwise deal in and with its own shares; provided, however, that no corporation is permitted to purchase or redeem its own shares of capital stock for cash or other property when the capital of the corporation is impaired or when such purchase or redemption would cause any impairment of the capital of the corporation, except that a corporation may purchase or redeem out of capital any of its own shares which are entitled upon any distribution of its assets, whether by dividend or liquidation, to a preference over another class or series of its stock if such shares will be retired upon their acquisition and the capital of the corporation reduced in accordance with the Delaware law.

    Unlike Ohio law, Delaware law also expressly provides that a corporation may make any class of stock, including common stock, subject to redemption, at the option of the corporation in such cases where the corporation holds a governmental license which is conditioned upon some or all of the holders of the corporation's stock possessing prescribed qualifications, to the extent necessary to prevent the loss of such license or to reinstate it. As permitted by Delaware law, the New Jacor Certificate contains a provision that permits the New Jacor Board to redeem all or some of the shares of New Jacor stock from a shareholder whose ownership of stock may result in the loss or failure to secure the reinstatement of any governmental license necessary to conduct the business of New Jacor or its subsidiaries.

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    ANTI-GREENMAIL STATUTE. "Greenmail"  is the practice  whereby a  corporation purchases the shares of a substantial minority shareholder at a premium to avoid the future potential takeover of the corporation by that minority shareholder. Ohio law contains an anti-greenmail statute which would cause the forfeiture of any premium received by the minority shareholder. Although Ohio law permits a corporation to opt out of the anti-greenmail statutes, Jacor has not opted out. Delaware law contains no anti-greenmail statute.

COMPARISON OF NEW JACOR CERTIFICATE AND CITICASTERS ARTICLES

    Upon consummation of the Merger and the exercise, if any, of the Jacor Warrants, shareholders of Citicasters would become shareholders of New Jacor. Shareholders of Citicasters should note the following differences between the Citicasters Articles and the New Jacor Certificate and between the FBCA and Delaware law as they affect the rights of shareholders.

    PREEMPTIVE RIGHTS. The Citicasters Articles provide for certain preemptive rights to Citicasters shareholders. The New Jacor Certificate provides that no shareholder shall have preemptive rights to purchase shares.

    CUMULATIVE VOTING. Under the FBCA directors may not be elected by cumulative voting unless a provision to such effect is included in a corporation's articles of incorporation. The Citicasters Articles contain no such provision. The New Jacor Certificate and New Jacor Bylaws do not provide for cumulative voting in the election of directors.

    AMENDMENTS TO REGULATIONS AND BYLAWS. The Citicasters Bylaws provided that the Citicasters Board may repeal or amend the existing Citicasters Bylaws or adopt new bylaws. Under the New Jacor Certificate, the directors of New Jacor are granted such power, although such power does not preempt or otherwise affect the power of Jacor shareholders also to amend the New Jacor Bylaws.

    BOARD OF DIRECTORS; COMMITTEES. Under the Citicasters Articles, the number of directors which shall constitute the Citicasters Board may be fixed by such Board of Directors, but shall not be less than two nor more than twenty. Under the New Jacor Bylaws, the number of directors shall be determined by resolution of the New Jacor Board provided that such number shall be seven unless otherwise designated by the New Jacor Board.

    COMPROMISE WITH CREDITORS AND SHAREHOLDERS. Delaware law provides that a certificate of incorporation may contain a provision allowing for a compromise or arrangement between a corporation and its creditors or shareholders. Under such a provision, whenever such a compromise or arrangement is proposed, a Delaware court may order a meeting for the purpose of eliciting an agreement to the compromise or the arrangement which would be binding on all such creditors and/or shareholders and the corporation. The New Jacor Certificate contains such a provision, whereas the same is not available under either the Citicasters Articles or the FBCA.

COMPARISON OF SHAREHOLDERS' RIGHTS UNDER FLORIDA LAW AND DELAWARE LAW

    AMENDMENT OF ARTICLES/CERTIFICATE OF INCORPORATION. Except with regard to minor amendments, all amendments to the Articles of Incorporation of a Florida corporation must be approved by the majority of all the votes entitled to be cast by that voting group, unless the Articles require a greater or lesser vote. The Citicasters Articles do not provide otherwise. The right to amend the New Jacor Bylaws under Delaware law and the New Jacor Certificate is discussed above under "Amendment of Articles/Certificate of Incorporation."

    ANTI-TAKEOVER PROVISIONS. Section 607.0901 of the FBCA, informally known as the "Fair Price Statute," provides that the approval of the holders of two-thirds of the voting shares of a company, other than the shares owned by an "Interested Stockholder" would be required in order to effectuate certain transactions, including, without limitation, a merger, sale of assets, sale of shares and reclassification of securities involving a corporation and an Interested Stockholder. A corporation may "opt out" of the provisions of Section
607.0901. The Citicasters Articles provide that Citicasters will not be governed by the provisions of Sections 607.0901 of the FBCA.

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    Section 607.0902 of the FBCA, informally known as the "Florida Control Share
Acquisition Statute," provides that the voting rights to be accorded "Control Shares" of a Florida corporation that has (i) 100 or more shareholders, (ii) its principal place of business, its principal office, or substantial assets in Florida and (iii) either (A) more than 10% of its shareholders residing in Florida, (B) more than 10% of its shares owned by Florida residents or (C) 1,000 shareholders residing in Florida, must be approved by a majority of each class of voting securities of the corporation, excluding those shares held by interested persons, before the Control Shares will be granted any voting rights. The Citicasters Articles provide that Citicasters will not be governed by the provisions of Sections 607.0902 of the FBCA. The Delaware Business Combinations Statute is described above in "Anti-Takeover Provisions."

    MERGERS, ACQUISITIONS AND OTHER TRANSACTIONS. The FBCA provides that the sale, lease, exchange or disposal of all, or substantially all, of the assets of a Florida corporation, not in the ordinary course of business, as well as any merger, consolidation or share exchange, generally must be recommended by the Board of Directors and approved by a vote of a majority of the shares of each class of the stock of the corporation entitled to vote on such matters. Under the FBCA, the vote of the shareholders of a corporation surviving a merger is not required if: (i) the articles of incorporation of the surviving corporation will not substantially differ from its articles before the merger; and (ii) each shareholder of the surviving corporation before the effective date will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the merger. The vote required to approve certain mergers and other corporate actions under Delaware law and the New Jacor Certificate is discussed above under "Mergers, Acquisitions and Other Transactions."

    APPRAISAL RIGHTS. The FBCA provides appraisal rights in connection with (i) a merger, except that such rights are not provided when (a) no vote of the shareholders is required for the merger or (b) shares of the corporation are listed on a national securities exchange, traded on the Nasdaq National Market, or held of record by not fewer than 2,000 shareholders; (ii) a sale of substantially all the assets of a corporation (with similar restrictions as provided under Delaware law for mergers); (iii) amendments to the articles of incorporation that may adversely affect the rights or preferences of shareholders; and (iv) a Control Share Acquisition. Delaware law provides appraisal rights as described above in "Appraisal Rights."

    DIVIDENDS. A Florida corporation may make distributions to shareholders as long as, after giving effect to such distribution, the corporation will be able to pay its debts as they become due in the usual course of business and the corporation's total assets will not be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution. A Delaware corporation may pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which declared or for the preceding fiscal year.

    REPURCHASES OF STOCK. Both Florida and Delaware corporations may generally purchase or redeem their own shares of capital stock.

    LIMITATION ON DIRECTOR'S LIABILITY. The FBCA provides that directors of a corporation will not be personally liable for monetary damages for breach of their fiduciary duty as directors, except in certain specified circumstances. Those circumstances involve either: (i) a violation of the criminal law; (ii) a transaction from which the director derived an improper personal benefit; (iii) an unlawful payment of a dividend or unlawful stock repurchase or redemption;
(iv) in a derivative proceeding or one by or in the right of a shareholder, conscious disregard for the best interests of the corporation or willful misconduct; or (v) in a proceeding by or in the right of someone other than the corporation or a shareholder, recklessness or an act or omission that was committed in bad faith, with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety or property. Director liability and indemnification under Delaware law and the New Jacor Certificate is discussed above in "Director Liability and Indemnification."

    CALLING A SPECIAL MEETING OF SHAREHOLDERS. The FBCA provides that a special meeting of shareholders can be called by (i) a corporation's Board of Directors;
(ii) the persons authorized by the articles of incorporation or bylaws; or (iii) the holders of not less than 10% of all votes entitled to be cast on any issue to be considered at the proposed special meeting. A corporation's articles of incorporation can require a higher

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percentage  of  votes, up  to a  maximum of  50%  to call  a special  meeting of shareholders. The Citicasters Articles do not include any such provision. The right to call a special meeting of shareholders under Delaware law and the New Jacor Certificate is discussed above under "Right to Call Special Meeting of Shareholders."

    AMENDMENTS TO BYLAWS. Under the FBCA, a corporation's board of directors may amend or repeal the bylaws unless such power is expressly reserved to the shareholders in the articles of incorporation or the shareholders expressly provide, in amending or repealing all or any part of the bylaws, that the board of directors may not amend or repeal the affected bylaws. The right to amend the New Jacor Bylaws under Delaware law and the New Jacor Certificate is discussed above under "Amendments to Regulations and Bylaws."

    MERGER WITH SUBSIDIARY. The FBCA permits a parent corporation to merge into itself a subsidiary, without shareholder approval, if 80% of each class of stock of the subsidiary is owned by the parent corporation. Under Delaware law, a parent corporation may merge into itself, without shareholder approval, a subsidiary of which it owns at least 90% of the outstanding shares of each class of stock.

    REMOVAL OF DIRECTORS; FILLING VACANCIES ON THE BOARD OF DIRECTORS. Under the FBCA, shareholders may remove one or more directors with or without cause, unless the articles of incorporation provide that directors may be removed only with cause, at a meeting of the shareholders called expressly for that purpose. Citicasters Articles do not refer to removal of Directors. Under the Citicasters Bylaws, newly created directorships resulting from any increase in the number of directors or any vacancies on the Board of Directors may be filled by the affirmative vote of a majority of the directors then in office. Under Delaware law, any director or the entire board of directors generally may be removed, with or without cause, by the holders of a majority of the shares entitled to vote at an election of directors.

                PROPOSAL TO APPROVE THE REINCORPORATION OF JACOR

    The Jacor Board has concluded that it will be in the best interests of Jacor and its shareholders, in conducting Jacor's ordinary course of business, for Jacor to reincorporate under the laws of the State of Delaware. In view of the many favorable provisions of the Delaware General Corporation Law, the Jacor Board believes that significant advantages arise from being incorporated in the State of Delaware rather than the State of Ohio.

    For many years Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporation laws which are periodically updated and revised to meet changing business needs. As a result, many major corporations have chosen Delaware for their initial domicile or have subsequently reincorporated in Delaware in a manner similar to that proposed by Jacor. Delaware courts have developed considerable expertise in dealing with corporate legal issues, and a substantial body of case law has developed construing Delaware law and establishing public policy with respect to Delaware corporations. The increased clarity and predictability of Delaware corporate law presented in the numerous precedents decided by the Delaware courts should be of advantage to Jacor by allowing Jacor to make corporate decisions and to take corporate actions with increased confidence of what the outcome and consequences of those decisions and actions will be under the corporate law governing Delaware corporations. For the foregoing reasons, the Jacor Board believes that the activities of Jacor can be carried on better if Jacor is able to operate as a corporation organized and governed by Delaware law. It should be noted, however, that shareholders in some instances have fewer rights and less protection under Delaware law than under Ohio law. See "COMPARISON OF CORPORATE CHARTERS AND RIGHTS OF SECURITY HOLDERS."

    For the sole purpose of accomplishing the Reincorporation, Jacor has established New Jacor. The Reincorporation will be achieved by Jacor merging with and into New Jacor, with New Jacor being the resulting corporation and being renamed "Jacor Communications, Inc." The Reincorporation will be consummated in accordance with Plan and Agreement of Merger between Jacor and New Jacor (the "Reincorporation Agreement") in the form attached hereto as Annex VII and made a part of this Proxy

Statement/Information Statement/Prospectus. Proxies received by Jacor and not revoked prior to or at the Jacor Annual Meeting will be voted FOR the
Reincorporation. Abstentions and shares not voted by brokers and other beneficial owners will have the same effect as votes cast against this proposal.

    The Reincorporation Agreement provides that the existing directors of Jacor shall be the directors of New Jacor until its next annual shareholders meeting or until the directors' successors have been duly elected and qualified. See "ELECTION OF JACOR DIRECTORS." The Certificate of Incorporation and the Bylaws of the resulting corporation would be the Certificate of Incorporation and the Bylaws of New Jacor as attached to the Reincorporation Agreement as Exhibits A and B, respectively. There are a number of specific instances in which the rights of Jacor shareholders will differ under New Jacor's Certificate and Bylaws and under Delaware law as opposed to Ohio law. The material differences are described under "DESCRIPTION OF CAPITAL STOCK" and "COMPARISON OF CORPORATE CHARTERS AND RIGHTS OF SECURITY HOLDERS."

    The Reincorporation will be accomplished by way of a statutory merger under the laws of Delaware and Ohio. UNDER THE LAWS OF THOSE STATES, SUCH A MERGER OF A PARENT CORPORATION AND ITS WHOLLY-OWNED SUBSIDIARY DOES NOT GIVE RISE TO SHAREHOLDER APPRAISAL RIGHTS.

    As promptly as practicable after the approval of the Reincorporation Agreement, if obtained, by the holders of at least two-thirds of the outstanding shares of Jacor Common Stock and by the sole shareholder of New Jacor (all of whose shares are owned by Jacor and will be voted in favor of the Reincorporation), Jacor and New Jacor shall execute and file all necessary merger documents with the appropriate state authorities as contemplated by the Reincorporation Agreement and as required by law. Zell/Chilmark has informed Jacor that it intends to vote all shares of Jacor Common Stock owned by it in favor of the Reincorporation. The Reincorporation of Jacor is also conditional upon the receipt of prior FCC approval. See "THE MERGER--Reincorporation of Jacor." Subject to receipt of such FCC approval and approval by the Jacor shareholders, the Reincorporation will be effective at the close of business on the date on which the Articles of Merger are filed with the Delaware Secretary of State and the Certificate of Merger is filed with the Ohio Secretary of State (the "Reincorporation Effective Time"). The Articles of Merger and Certificate of Merger are attached as Annex VIII and made a part of this Proxy Statement/Information Statement/ Prospectus. At the Reincorporation Effective Time, Jacor will be merged with and into New Jacor, with New Jacor being the resulting corporation and to be renamed "Jacor Communications, Inc."

    If the Reincorporation is consummated, all shares of Jacor Common Stock outstanding immediately prior to the Reincorporation Effective Time (other than shares held by Jacor in its treasury, all of which shares shall be cancelled at the Reincorporation Effective Time) will be converted into shares of New Jacor's common stock on a one-for-one basis.

    New Jacor will assume existing options and warrants which have been granted and issued by Jacor to its directors, officers, employees or other persons. After the consummation of the Reincorporation, each optionee and warrant holder will be entitled to acquire one share of New Jacor's common stock upon the exercise of the option or warrant for each share of Jacor Common Stock that he or she otherwise would have been entitled to purchase upon exercise of the option or warrant. Approximately 3,600,000 shares of New Jacor's common stock could be issued in substitution for the shares of Jacor Common Stock now subject to outstanding options and warrants.

    After the Reincorporation Effective Time, Jacor stock certificates will evidence ownership of New Jacor's common stock for all corporate purposes including dividends, distributions and voting rights. It is not necessary that Jacor's shareholders exchange their existing Jacor Common Stock certificates for new common stock certificates of New Jacor.

    The Reincorporation Agreement gives the right to the shareholders and the directors of either or both of Jacor or New Jacor to abandon the Reincorporation Agreement at any time prior to the Reincorporation Effective Time. Such abandonment might be taken should the Board of Directors of either corporation deem consummation thereof to be undesirable for any purposes.

    Subsequent to the Reincorporation, New Jacor will continue Jacor's present business operations after the Reincorporation Effective Time in the same manner as presently conducted by Jacor. The composition of New Jacor's Board of Directors and other matters affecting New Jacor will remain in the control of Jacor's existing shareholders.

    THE JACOR BOARD HAS APPROVED THE REINCORPORATION AND RECOMMENDS THAT JACOR'S SHAREHOLDERS VOTE FOR THE REINCORPORATION.

                 PROPOSAL TO APPROVE ISSUANCE OF JACOR WARRANTS
        AND SHARES OF JACOR COMMON STOCK ISSUABLE UPON EXERCISE THEREOF

    Jacor management and the Jacor Board concluded that it was in the best interests of Jacor and its shareholders for Jacor to enter into the Merger Agreement. Pursuant to the Merger Agreement, Acquisition Corp. will be merged with and into Citicasters. The holders of Citicasters Common Stock will have the right to receive the Merger Consideration in exchange for each share of Citicasters Common Stock, including the Jacor Warrants. If approved, Jacor will issue warrants to acquire an aggregate of approximately 4,400,000 shares of Jacor Common Stock. See "THE MERGER--Conversion of Citicasters Common Stock for the Merger Consideration" and "--Description of Jacor Warrants."

    Ohio law does not require Jacor shareholders to approve the issuance of the Jacor Warrants and the shares of Jacor Common Stock issuable upon exercise thereof. However, the Nasdaq National Market rules to which Jacor is subject require shareholder approval in connection with the acquisition of the stock of another company where the potential issuance of common stock, or securities exercisable for common stock, has or will have upon issuance voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such stock or securities. At the time the Merger Agreement was executed, the approval by the holders of a majority of the votes cast in person or by proxy on this proposal would have been required by such rules because the shares of Jacor Common Stock issuable upon exercise of all the Jacor Warrants would have exceeded 20% of the shares of Jacor Common Stock then outstanding.

    As a result of the sale of shares of Jacor Common Stock in the 1996 Stock Offering, the issuance of the Jacor Warrants will not equal or exceed the 20% threshold and Jacor believes that the Nasdaq National Market rules no longer apply so as to require approval of the issuance of the Jacor Warrants. Nonetheless, Jacor is seeking shareholder approval of the issuance of the Jacor Warrants at the Jacor Annual Meeting to ensure compliance with those rules in the event such rules would be deemed applicable.

    As required by the Jacor Shareholders Agreement, Zell/Chilmark granted Citicasters an irrevocable proxy pursuant to which all of the shares of Jacor Common Stock owned by Zell/Chilmark will be voted in favor of the issuance of the Jacor Warrants as are necessary for the payment of the Merger Consideration, and the shares of Jacor Common Stock issuable upon the exercise thereof. If the Reincorporation is approved at the Annual Meeting, it is expected that the Reincorporation will be effected prior to the consummation of the Merger and the Jacor Warrants will thereby constitute common stock purchase warrants to acquire shares of New Jacor Common Stock.

    Proxies received by Jacor and not revoked prior to or at the Jacor Annual Meeting will be voted FOR the issuance of the Jacor Warrants and shares of Jacor Common Stock issuable upon the exercise thereof. Abstentions and shares not voted by brokers and other beneficial owners will have no effect on this proposal.

    THE JACOR BOARD HAS APPROVED THE ISSUANCE OF THE JACOR WARRANTS AND THE UNDERLYING SHARES OF JACOR COMMON STOCK AND RECOMMENDS THAT JACOR'S SHAREHOLDERS VOTE FOR SUCH ISSUANCES.

                          ELECTION OF JACOR DIRECTORS

INFORMATION CONCERNING NOMINEES

    Jacor's Amended and Restated Code of Regulations currently provides that the Jacor Board shall consist of a minimum of five and a maximum of fifteen members. In accordance with the Amended and Restated Code of Regulations, the Jacor Board has established the current number of Jacor directors at eight, but such number will be reduced to seven members effective as of the date of the Jacor Annual Meeting. This reduction is the result of David M. Schulte's resignation from the Jacor Board in February 1996. At the Jacor Annual Meeting, seven directors will be elected. Upon the consummation of the Reincorporation, all directors elected at the Jacor Annual Meeting will become the directors of New Jacor and will hold office until the next annual meeting of Jacor shareholders and until their respective successors are duly elected and qualified. The Jacor Board has nominated the seven incumbent directors for election by the Jacor shareholders at the Jacor Annual Meeting.

    It is the intention of the persons named as proxy holders in the proxy to vote FOR the election of all nominees named. If any nominee shall be unable to serve, which is not now contemplated, the proxies will be voted for such substitute nominee as the Jacor Board recommends.

    Ohio law, under which Jacor is currently incorporated, does not require a minimum number of votes for the election of a director, and those nominees receiving the greatest number of votes will be elected as directors. Thus, abstentions and shares not voted by brokers and other entities holding shares on behalf of the beneficial owners will have no effect in the election of directors.

    Under Ohio law, any shareholder entitled to vote at the Jacor Annual Meeting may give written notice to the President, a Vice President, or the Secretary of Jacor not less than forty-eight (48) hours before the Jacor Annual Meeting that cumulative voting for the election of directors is desired. If the Chairman or the Secretary announces the receipt of such notice upon the convening of the Jacor Annual Meeting, each shareholder shall have the right to cumulate his or her voting power in voting for Jacor's directors.

    Under cumulative voting, each shareholder entitled to vote at the Jacor Annual Meeting would have an aggregate number of votes equal to the number of directors to be elected multiplied by the number of shares of Jacor Common Stock held by such shareholder on the Jacor Record Date. The resulting aggregate number of votes may be cast by such shareholder for the election of any single nominee standing for election, or such shareholder may distribute such votes among any number or all of the nominees. The nominees receiving the highest number of votes will be elected to the Jacor Board for the term specified. The proxies being solicited pursuant to this Proxy Statement/Information Statement/Prospectus may be voted cumulatively for less than the entire number of nominees if any situation arises which, in accordance with the proxy holders' best judgment, makes such action necessary or desirable.

    The following table sets forth, with respect to each nominee for director of Jacor, his or her age, principal occupation during the past five years, other positions he or she holds with Jacor, if any, and the year in which he or she first became a director of Jacor. Each of the nominees is currently a director of Jacor.

                                                                                              YEAR FIRST
NAME AND PRINCIPAL OCCUPATION                                                                   BECAME
DURING PAST FIVE YEARS                                                               AGE       DIRECTOR
- -------------------------------------------------------------------------------      ---      -----------
JOHN  W. ALEXANDER--A Partner of Meringoff  Equities, and a Managing Partner of          49         1993
Mallard Creek Capital Partners,  since 1987. Both are  private real estate  and investment  partnerships. Mr. Alexander is also a Trustee of Equity Residential
Properties Trust, a real estate investment trust.
ROD F. DAMMEYER--President and Chief Executive Officer of Anixter International          55         1993
Inc. (formerly known as Itel Corporation), a Chicago-based value-added provider of integrated networking and cabling solutions. Mr. Dammeyer has been President of Anixter International since 1985 and Chief Executive Officer since 1993; and
he has  been President  and Chief  Executive Officer  since February  1994  and
Director since 1992 of Great American Management and Investment, Inc. ("GAMI"),
a  diversified manufacturing company. He is a member of the boards of directors of ANTEC Corporation;  Capsure Holdings  Corp. (an affiliate  of GAMI);  Falcon
Building  Products,  Inc.;  IMC  Global,  Inc.;  Revco  D.S.,  Inc.;  and Sealy
Corporation. Mr. Dammeyer is a  trustee of several VanKampen American  Capital,
Inc. trusts.
F. PHILIP HANDY--President of Winter Park Capital Company, a private investment          52         1993
firm,  since 1980. Mr. Handy is a director of Anixter International Inc.; GAMI;
Q-Tel, S.A. de C.V.;  and Banca Quadrum,  S.A. (formerly Servicios  Financieros
Quadrum, S.A.).
MARC  LASRY--Executive  Vice President  of Amroc  Investments, Inc.,  a private          36         1993
investment firm,  since  1990. Mr.  Lasry  was  the Director  and  Senior  Vice
President  of  the  corporate  reorganization  department  of  Cowen  &  Co., a privately-owned brokerage  firm,  from  1987  to 1989.  From  January  1989  to
September  1990,  he was  a portfolio  manager for  Amroc Investments,  L.P., a private investment fund.
ROBERT L.  LAWRENCE--Co-Chief  Operating Officer  of  Jacor. Mr.  Lawrence  has          43         1993
served as an officer of Jacor since 1986.
RANDY   MICHAELS--President  and  Co-Chief  Operating  Officer  of  Jacor.  Mr.          44         1993
Michaels, whose legal name is  Benjamin L. Homel, has  served as an officer  of
Jacor since 1986.

                                                                                              YEAR FIRST
NAME AND PRINCIPAL OCCUPATION                                                                   BECAME
DURING PAST FIVE YEARS                                                               AGE       DIRECTOR
- -------------------------------------------------------------------------------      ---      -----------
SHELI  Z. ROSENBERG--Board Chair of Jacor since  February 1996. She is also the          54         1994
President and a member of the law  firm of Rosenberg & Liebentritt, P.C.  since
1980.  Mrs. Rosenberg is also Chief Executive Officer, President and a director of Equity  Financial and  Management Company  and its  parent successor  Equity
Group  Investments,  Inc.,  a  privately owned  and  affiliated  investment and management company. Mrs. Rosenberg  is also a director  of GAMI and of  Capsure
Holdings  Corp.,  an affiliate  of GAMI,  and a  trustee of  Equity Residential
Properties Trust, a  real estate  investment trust.  Mrs. Rosenberg  is also  a
director   of  American  Classic  Voyages  Co.;  CFI  Industries,  Inc.;  Eagle
Industries, Inc.;  Anixter International  Inc.;  Sealy Corporation;  and  Revco
D.S.,  Inc. Mrs.  Rosenberg was a  Vice President of  Madison Management Group,
Inc., which filed a petition under  the federal bankruptcy laws on November  8,
1991.  Mrs.  Rosenberg was  also  a Vice  President  of First  Capital Benefits
Administrators, Inc., a wholly-owned indirect subsidiary of GAMI, which filed a federal bankruptcy petition on January 3, 1995.

    There are no family relationships among any of the above-named nominees for director nor among any of the nominees and any executive officers of Jacor.

JACOR BOARD OF DIRECTORS, ITS COMMITTEES, MEETINGS AND FUNCTIONS

    During the year ended December 31, 1995, the Jacor Board held four regularly scheduled meetings. Each director attended or participated in at least 75% of the meetings of the Jacor Board and all Committees on which he or she served in 1995.

    Standing committees of the Jacor Board include a Compensation Committee and an Audit Committee. The Jacor Board does not have a Nominating Committee.

    In 1995, the Compensation Committee consisted of three Directors, Messrs. Schulte and Dammeyer and Mrs. Rosenberg. The Compensation Committee determines stock option grants to executive officers and other key employees, as well as reviews salaries, bonuses and other elements of compensation of executive officers and makes recommendations to the Jacor Board. The Compensation Committee held one meeting during 1995. In 1996, the Compensation Committee will consist of three Directors, Messrs. Dammeyer and Handy and Mrs. Rosenberg.

    In 1995, the Audit Committee consisted of three Directors, Messrs. Schulte and Dammeyer and Mrs. Rosenberg. The Audit Committee reviews the financial statements of Jacor, consults with Jacor's independent auditors and considers such other matters with respect to the internal and external audit of the financial affairs of Jacor as may be necessary or appropriate in order to facilitate accurate financial reporting. The Audit Committee held two meetings during 1995. In 1996, the Audit Committee will consist of three Directors, Messrs. Alexander and Dammeyer and Mrs. Rosenberg.

                         SECURITY OWNERSHIP OF CERTAIN
                   BENEFICIAL OWNERS AND MANAGEMENT OF JACOR

    The following table sets forth, as of May 31, 1996, the number of shares and percentage of Jacor Common Stock beneficially owned by each person who is known to Jacor to be the beneficial owner of more than 5% of Jacor Common Stock, by each of Jacor's directors and nominees for election as directors, by Jacor's executive officers and by all of Jacor's executive officers and directors as a group.

BENEFICIAL OWNERS AND MANAGEMENT

                                                                                    AMOUNT AND NATURE
                                                                                      OF BENEFICIAL      PERCENT OF
NAME OF BENEFICIAL OWNER                                                              OWNERSHIP(1)        CLASS(2)
- --------------------------------------------------------------------------------  ---------------------  -----------
                                            5% OR MORE BENEFICIAL OWNERS
Zell/Chilmark Fund L.P. ........................................................     13,349,720(3)           70.01%
David M. Schulte................................................................     13,349,720(4)           70.01%
Samuel Zell.....................................................................     13,349,720(4)           70.01%
                                                     MANAGEMENT
John W. Alexander...............................................................          33,000       (5)      *
Rod F. Dammeyer.................................................................      13,362,720          (6)      70.03 %
F. Philip Handy.................................................................          56,000       (7)      *
Marc Lasry......................................................................          23,000       (5)      *
Robert L. Lawrence..............................................................         498,093       (8)       2.63 %
Randy Michaels..................................................................         673,805           10)       3.55 %
Sheli Z. Rosenberg..............................................................      13,352,720           11)      70.01 %
R. Christopher Weber............................................................         466,954            12)       2.49 %
Jon M. Berry....................................................................         250,095            13)       1.35 %
All executive officers and directors as a group (9 persons).....................      14,900,707        14)      72.98 %

- ---------
  * Less than 1%

 (1) The Commission has defined beneficial ownership to include sole or shared voting or investment power with respect to a security or the right to acquire beneficial ownership of a security within 60 days. The number of shares indicated are owned with sole voting and investment power unless otherwise noted and includes certain shares held in the name of family members, trusts and affiliated companies as to which beneficial ownership may be disclaimed. The number of shares indicated includes shares of Jacor Common Stock issuable pursuant to options granted under Jacor's 1993 Stock Option Plan and which have vested.

 (2) Under rules promulgated by the Commission, any securities not outstanding that are subject to options or warrants exercisable within 60 days are deemed to be outstanding for the purpose of computing the percentage of the class owned by such person but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

 (3) The address of Zell/Chilmark is Two North Riverside Plaza, Suite 600, Chicago, Illinois 60606. Zell/Chilmark is a Delaware limited partnership controlled by Samuel Zell and David M. Schulte, former directors of Jacor, as follows: the sole general partner of which Zell/Chilmark is ZC Limited Partnership ("ZC Limited"); the sole general partner of ZC Limited is ZC Partnership; the sole general partners of ZC Partnership are ZC, Inc. and CZ Inc.; Mr. Zell is the sole shareholder of ZC, Inc.; and Mr. Schulte is the sole shareholder of CZ Inc. Of the shares beneficially owned by Zell/Chilmark, 629,117 are shares issuable pursuant to 1993 Warrants owned by Zell/Chilmark which were exercised prior to June 12, 1996.

 (4) All shares beneficially owned by Zell/Chilmark (See Note (3) above) are included in the shares beneficially owned by Messrs. Zell, Schulte and Dammeyer and Mrs. Rosenberg, who constitute all of the members of the management committee of Z/C Limited. The address of Mr. Schulte is Two North Riverside Plaza, Suite 1500, Chicago, Illinois 60606. The address of Mr. Zell is Two North Riverside Plaza, Suite 600, Chicago, Illinois 60606. Mr. Schulte indirectly shares beneficial ownership of a 20% limited partnership interest in ZC Limited, and Mr. Zell indirectly shares beneficial ownership of an 80% limited partnership interest in ZC Limited.

 (5) Includes vested options to purchase 13,000 shares.

 (6) Includes vested options to purchase 13,000 shares. Mr. Dammeyer indirectly shares beneficial ownership of an 80% limited partnership interest in ZC Limited. See Note (3) above.

 (7) Includes vested options to purchase 13,000 shares. Mr. Handy indirectly shares beneficial ownership of an 80% limited partnership interest in ZC Limited. See Note (3) above. Also includes 13,000 shares held by H. H. Associates Trust of which Mr. Handy is co-trustee.

 (8) Includes  vested  options  to  purchase 491,060  shares  and  3,556  shares issuable pursuant to warrants. Of the shares indicated, 637 shares (including 481 shares issuable pursuant to warrants) are owned by members of Mr. Lawrence's family.

 (9) Includes 118,997 shares issuable pursuant to warrants and vested options to purchase 431,000 shares. The number of shares indicated includes shares and warrant shares held as co-trustee under the Jacor Communications, Inc. Retirement Plan (the "Retirement Plan"). See Note (10) below. Also includes 15 shares and 58 warrants owned by Mr. Michaels' wife, as to which Mr. Michaels disclaims beneficial ownership. Does not include 300,000 shares subject to a contingent right of acquisition held by a corporation owned by Mr. Michaels.

(10) Includes 233,005 shares (including 112,801 shares issuable pursuant to warrants) held under the Retirement Plan with respect to which Messrs. Michaels, Weber and Berry as co-trustees, share voting and investment power. Of these 233,005 shares, 9,093 shares (including 5,033 shares issuable pursuant to warrants) are beneficially owned by the named executives.

(11) Includes vested options to purchase 3,000 shares.

(12) Includes 112,865 shares issuable pursuant to warrants and vested options to purchase 232,250 shares. The number of shares indicated includes shares and warrant shares held as co-trustee under the Retirement Plan. See Note (10) above.

(13) Includes 113,004 shares issuable pursuant to warrants and vested options to purchase 16,835 shares. The number of shares indicated includes shares and warrant shares held as co-trustee under the Retirement Plan. See Note (10) above.

(14) Includes 639,136 shares issuable pursuant to warrants, vested options to purchase 1,226,145 shares and 233,005 shares (including 112,801 shares issuable pursuant to warrants not included in the 639,136 above) held under the Retirement Plan.

    No agreements, formal or informal, exist among the various officers and directors to vote their shares collectively.

REPORTS OF CHANGES IN BENEFICIAL OWNERSHIP

    Section 16 of the Exchange Act and the rules and regulations promulgated thereunder require Jacor's directors, executive officers and 10% or more beneficial owners to file certain reports with the Commission regarding changes in beneficial ownership by such persons in Jacor's securities. To the best knowledge of Jacor, all of Jacor's directors and executive officers timely filed all such reports due in 1995, except for one late filing of a Form 4 by each of Mrs. Rosenberg and Mr. Dammeyer in connection with their appointment to the management committee of Z/C Limited in the fourth quarter of 1995 which resulted in their being deemed beneficial owners of the shares of Jacor Common Stock owned by Zell/Chilmark.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                         AND MANAGEMENT OF CITICASTERS

    The following table sets forth, as of May 31, 1996, the number of shares and percentage of Citicasters Common Stock beneficially owned by each person who is known to Citicasters to be the beneficial owner of more than 5% of Citicasters Common Stock, by each of Citicasters' directors and by all of Citicasters' executive officers and directors as a group.

                                                                                        AMOUNT AND
                                                                                        NATURE OF
                                                                                        BENEFICIAL    PERCENT OF
NAME OF BENEFICIAL OWNER                                                               OWNERSHIP(1)    CLASS(2)
- -------------------------------------------------------------------------------------  ------------  ------------

                                          5% OR MORE BENEFICIAL OWNERS
American Financial Group, Inc. and its subsidiaries
  (collectively "American Financial")
  One East Fourth Street, Cincinnati, Ohio 45202.....................................    7,566,889(3)       37.8%
Carl H. Lindner
  One East Fourth Street, Cincinnati, Ohio 45202.....................................    3,204,213(4)       16.0%
Sandler Associates/Sandler Capital Management
  767 Fifth Avenue, 45th Floor, New York, NY 10153...................................    1,022,580          5.3%

                                                   MANAGEMENT
Carl H. Lindner......................................................................    3,204,213 (4)       16.0  %
John P. Zanotti......................................................................      253,132 (5)        1.2  %
Theodore H. Emmerich.................................................................        7,425 (5)      *
S. Craig Lindner.....................................................................       90,000    (6)      *
James E. Evans.......................................................................       94,500 (5)      *
Julius S. Anreder....................................................................        4,500 (5)      *
All Directors and executive officers.................................................    3,759,445    (7)       18.8  %

- ---------
  * Less than one percent

(1) The Commission has defined beneficial ownership to include sole or shared voting or investment power with respect to a security or the right to acquire beneficial ownership of a security within 60 days. The number of shares indicated are owned with sole voting and investment power unless otherwise noted and includes certain shares held in the name of family members, trusts and affiliated companies as to which beneficial ownership may be disclaimed.

(2) Under rules promulgated by the Commission, any securities not outstanding that are subject to options or warrants exercisable within 60 days are deemed to be outstanding for the purpose of computing the percentage of the class owned by such person but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

(3) Carl H. Lindner, Carl H. Lindner III, S. Craig Lindner and Keith E. Lindner, (collectively "the Lindner Family"), are the beneficial owners of 44% of American Financial common stock and may be deemed to be controlling persons of American Financial. The Lindner Family shares with American Financial voting and dispositive power with respect to the Citicasters Common Stock owned by American Financial. American Financial and the Lindner Family may be deemed to be controlling persons of Citicasters.

(4) Excludes 7,566,889 shares of Citicasters Common Stock held by American Financial and includes 170,253 shares of Citicasters Common Stock held by a charitable foundation over which Mr. Lindner shares voting and/or dispositive power and 4,500 shares of which Mr. Lindner has the right to acquire within 60 days through the exercise of stock options.

(5) Includes shares of Citicasters Common Stock which the named Director or all Directors and executive officers as a group has the right to acquire within 60 days, through the exercise of stock options, in the following amounts:
     Mr. Zanotti, 202,500 shares; Mr. Emmerich, 4,500; Mr. S. Craig Lindner, 4,500; Mr. Evans, 4,500; Mr. Anreder, 4,500; other executive officers as a group, 49,500 shares.

(6) Excludes 7,566,889 shares of Citicasters Common Stock held by American Financial and includes (i) 49,500 shares of Citicasters Common Stock held by his spouse as custodian for their minor children or in a trust over which his spouse has voting and dispositive power and (ii) 18,000 held in trust for the benefit of his children for which his brother acts as trustee with voting and dispositive power.

    Several of the Citicasters' directors and executive officers also beneficially owned shares of American Financial common stock as of February 29, 1996, in the following amounts: Carl H. Lindner--6,793,226; S. Craig Lindner--4,803,585; Theodore H. Emmerich--3,400; James E. Evans--41,071; and Julius S. Anreder--4,542.

                          JACOR EXECUTIVE COMPENSATION

    The following table sets forth certain information concerning compensation paid or awarded to or earned by Jacor's Co-Chief Operating Officers and each of Jacor's other two executive officers (the "named executives") during each of the last three fiscal years.

SUMMARY COMPENSATION TABLE

                                                          LONG-TERM
                                                         COMPENSATION
                                          ANNUAL           AWARDS
                                     COMPENSATION(1)     -----------
                                   --------------------     STOCK       ALL OTHER
NAME AND PRINCIPAL                  SALARY      BONUS      OPTIONS    COMPENSATION
POSITION                  YEAR      (2)($)       ($)     (#) SHARES      (3)($)
- ----------------------  ---------  ---------  ---------  -----------  -------------
Randy Michaels               1995    294,278    117,800      41,000         2,250
  President and              1994    269,993    142,000          --         2,250
  Co-Chief Operating         1993    247,116    231,000     378,400         3,418
  Officer

Robert L. Lawrence           1995    293,817    117,800      41,000         2,250
  Co-Chief Operating         1994    264,430    140,000          --         2,250
  Officer                    1993    247,116    231,000     442,710         3,707

R. Christopher Weber         1995    190,979     76,575      25,000         2,250
  Senior Vice                1994    171,892     98,000          --         2,250
   President,
  Chief Financial            1993    148,654    138,600     200,000         2,230
  Officer and
   Secretary

Jon M. Berry                 1995    127,933     33,000       8,500         2,250
  Senior Vice                1994    119,584     28,784          --         2,250
   President
  and Treasurer              1993    111,648     65,000      14,800         1,564

- ------------
(1) Does not include perquisites and other personal benefits because the aggregate amount of such compensation in each year for each named executive did not exceed the lesser of $50,000 or 10% of his total salary and bonus reported for that year.

(2) Includes amounts deferred at the election of the recipient under the Retirement Plan.

(3) The amounts shown in this column represent matching Jacor contributions under the Retirement Plan.

OPTION GRANTS IN LAST FISCAL YEAR

    The following table sets forth all stock option grants to the named executives during the year ended December 31, 1995.

                                                                                                   POTENTIAL REALIZED
                                                             INDIVIDUAL GRANTS(1)                   VALUE AT ASSUMED
                                              --------------------------------------------------    ANNUAL RATES OF
                                                           % OF TOTAL                                 STOCK PRICE
                                              SECURITIES     OPTIONS                                APPRECIATION FOR
                                              UNDERLYING   GRANTED TO                                OPTION TERM(3)
                                                OPTIONS     EMPLOYEES    EXERCISE                 --------------------
                                                GRANTED     IN FISCAL      PRICE     EXPIRATION      5%         10%
NAME                                              (#)        YEAR(2)     ($/SHARE)      DATE       ($)(6)     ($)(6)
- --------------------------------------------  -----------  -----------  -----------  -----------  ---------  ---------
Randy Michaels..............................      12,300                     13.88      5/30/05     107,379    272,076
                                                  12,300(3)                  14.43      5/30/05     100,614    265,311
                                                   8,200(4)                  15.00      5/30/05      62,402    172,200
                                                   8,200(5)                  15.60      5/30/05      57,482    167,280
                                              -----------                                         ---------  ---------
                                                  41,000        16.73%                              327,877    876,867
Robert L. Lawrence..........................      12,300                     13.88      5/30/05     107,379    272,076
                                                  12,300(3)                  14.43      5/30/05     100,614    265,311
                                                   8,200(4)                  15.00      5/30/05      62,402    172,200
                                                   8,200(5)                  15.60      5/30/05      57,482    167,280
                                              -----------                                         ---------  ---------
                                                  41,000        16.73%                              327,877    876,867
R. Christopher Weber........................       7,500                     13.88      5/30/05      65,475    165,900
                                                   7,500(3)                  14.43      5/30/05      61,350    161,775
                                                   5,000(4)                  15.00      5/30/05      38,050    105,000
                                                   5,000(5)                  15.60      5/30/05      35,050    102,000
                                              -----------                                         ---------  ---------
                                                  25,000        10.20%                              199,925    534,675
Jon M. Berry................................       2,550                     13.88      5/30/05      22,262     56,406
                                                   2,550(3)                  14.43      5/30/05      20,857     55,004
                                                   1,700(4)                  15.00      5/30/05      12,937     35,700
                                                   1,700(5)                  15.60      5/30/05      11,917     34,680
                                              -----------                                         ---------  ---------
                                                   8,500         3.47%                               67,975    181,790

- ------------
(1) All grants are under Jacor's 1993 Stock Option Plan and were made in 1995 at 100% of the fair market value of a share of Jacor Common Stock on the grant date.

(2) Total options granted to employees in 1995 were for 245,000 shares of Jacor Common Stock.

(3)  Options vest May 31, 1996.

(4)  Options vest May 31, 1997.

(5)  Options vest May 31, 1998.

(6) Calculated based upon assumed stock prices for Jacor Common Stock of $22.61 and $36.00, respectively, if 5% and 10% annual rates of stock price appreciation are achieved over the full term of the option. The potential realizable gain equals the product of the number of shares underlying the stock option grant and the difference between the assumed stock price and the exercise price of each option.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

    The following table sets forth information concerning the fiscal year-end values of all unexercised stock options to the named executives as of December 31, 1995. Except for Mr. Berry, the named executives exercised no stock options in 1995.

                                                                            NUMBER OF          VALUE OF UNEXERCISED
                                            SHARES                     UNEXERCISED OPTIONS     IN-THE-MONEY OPTIONS
                                          ACQUIRED ON      VALUE       AT FISCAL YEAR-END       AT FISCAL YEAR-END
                                           EXERCISE      REALIZED    EXERCISABLE/UNEXERCISABLE EXERCISABLE/UNEXERCISABLE
NAME                                          (#)         ($)(1)               (#)                    ($)(2)
- ---------------------------------------  -------------  -----------  -----------------------  -----------------------
Randy Michaels.........................          -0-        --           315,020/104,380         3,542,834/909,348
Robert L. Lawrence.....................          -0-        --           360,955/122,755        4,068,055/1,112,208
R. Christopher Weber...................          -0-        --           163,215/61,785          1,822,266/533,932
Jon M. Berry...........................        6,440        52,724         7,950/8,910             70,782/47,986

- ------------
(1) Value is calculated by determining the difference between the per share exercise price and the per share fair market value of the stock as of the exercise date, multiplied by the number of shares acquired upon the exercise of the options.

(2) The value of unexercised options is calculated by determining the difference between $17.50 per share, the last reported sale price of Jacor Common Stock on the Nasdaq National Market on December 31, 1995, and the exercise price of the option as of such date, multiplied by the number of shares subject to options.

SUMMARY OF BENEFITS UNDER THE 1995 EMPLOYEE STOCK PURCHASE PLAN

    It is not possible to determine the number of shares of Jacor Common Stock that will in the future be purchased under the Jacor 1995 Employee Stock Purchase Plan (the "Stock Purchase Plan") by any particular individual. The following table sets forth the number of shares purchased during the 1995 annual offering by, and the number of options conditionally granted under the Stock Purchase Plan for the 1996 annual offering to the named executives, all executive officers of Jacor as a group and all employees other than the executive officers as a group. Non-employee directors are not eligible to participate in the Stock Purchase Plan.

                                                                          1995 OFFERING            1996 OFFERING
                                                                     ------------------------  ----------------------
                                                                      NUMBER OF    PER SHARE    NUMBER OF    DOLLAR
                                                                       SHARES      PURCHASE      OPTIONS      VALUE
NAME AND PRINCIPAL POSITION                                           PURCHASED    PRICE ($)     GRANTED     ($)(1)
- -------------------------------------------------------------------  -----------  -----------  -----------  ---------
Randy Michaels.....................................................         923        10.84          702       1,762
  President and Co-Chief
  Operating Officer
Robert L. Lawrence.................................................       1,884        10.84        1,488       3,735
  Co-Chief Operating
  Officer
R. Christopher Weber...............................................       1,619        10.84        1,367       3,431
  Senior Vice President,
  Chief Financial Officer
  and Secretary
Jon M. Berry.......................................................         -0-          -0-          -0-         -0-
  Senior Vice President
  and Treasurer
Executive Officer Group (4 persons)................................       4,426        10.84        3,557       8,928
Non-Executive Officer Employee Group...............................      39,359        10.84       47,922     682,409

- ------------
(1) Computed as the difference between $16.75, the last reported sale price on the option grant date (January 2, 1996), and $14.24, the discounted stock option price, times the number of options. If the market value of Jacor Common Stock is greater than $16.75 on the exercise date (December 31, 1996), the value to the Stock Purchase Plan participants will increase accordingly.

    As of March 15, 1996, 241 employees were participating in the 1996 annual offering under the Stock Purchase Plan, options to purchase 51,479 shares of Jacor Common Stock were outstanding under the Stock Purchase Plan, 186 employees had participated in the 1995 annual offering under the Stock Purchase Plan, 43,785 shares had been issued pursuant to options exercised under the Stock Purchase Plan and 104,736 shares were available for future grants and purchases.

COMPENSATION COMMITTEE REPORT

    The report of the 1995 Compensation Committee with respect to 1995 executive compensation is as follows:

    The primary function of the Compensation Committee, which consists entirely of non-employee directors, is to oversee policies relating to executive compensation including salary, incentive bonuses, fringe benefits and stock option awards. Its objective is to attract and retain qualified individuals by providing competitive compensation, while, at the same time, linking such compensation to corporate objectives. The Compensation Committee believes that providing a direct relationship between corporate results and executive compensation will best serve shareholder interests.

    This link between executive compensation and corporate performance is facilitated through incentive bonuses based on earnings and also through stock option awards. The Compensation Committee may grant stock options to individuals to create additional economic incentives for these individuals to achieve improved corporate performance goals so that they can thereby participate in any resultant increases in shareholder value. The options are exercisable at the fair market value of the stock on the date of grant and therefore only provide benefits to the grantee if shareholder value increases through the increase in share price.

    The compensation of each executive officer is reviewed annually by the Compensation Committee. It is the Compensation Committee's policy to establish base salaries for its executives at levels that it perceives to be fair and competitive with those of executives with similar responsibilities at companies that are considered to be comparable in terms of assets, net worth, revenue, operating cash flow and/or earnings per share, based upon such information as may be acquired by the Compensation Committee from annual reports and proxy materials of such other companies, business and industry publications and other sources as may be available from time to time. Such comparisons of executive compensation are not necessarily with the same companies included in the indices used in the performance graph included in this Proxy Statement/Information Statement/Prospectus given that Jacor's competitors for executive and/or broadcasting talent are not limited to the entities included in such index.

    The Compensation Committee applied the above considerations in determining the 1995 compensation for Jacor's Co-Chief Operating Officers, Messrs. Michaels and Lawrence (the "COOs"). In March 1995, the Compensation Committee established the base salary levels for the COOs and Jacor's other executive officers. Consistent with the Compensation Committee's policy of establishing competitive salary levels, each COO received a salary increase for 1995 averaging $27,000. The Compensation Committee also established two forms of target-based bonus systems. For the corporate management executives (including the COOs and the other executive officers) and staff members employed at Jacor's principal executive offices, the Compensation Committee established a bonus system dependent on Jacor's performance relative to a pre-set financial target based on Economic Value Added ("EVA"). EVA measures the return on investment that enhances shareholder value. Payments out of this corporate management pool are tied to Jacor's level of achievement of the annual EVA. The monies in the pool were to be distributed 50% based upon the employee's salary in relation to all corporate management employee salaries, and 50% based upon the Compensation Committee's subjective determinations of the employee's overall individual performance and contributions to Jacor's achievement of the target levels. The Compensation Committee established a separate target-based bonus system for other Jacor employees working for Jacor subsidiaries and radio stations. This bonus system set incentive performance targets for all such employees that created the potential for significant incentive bonuses if Jacor achieved certain cash flow levels in 1995. If Jacor met or exceeded its cash flow performance targets a bonus pool was to be created. Similar to the corporate management pool, the monies in the cash flow pool were to be distributed 50% based upon the employee's salary and 50% based upon the Committee's subjective determinations of the employee's performance.

    Jacor exceeded the 1995 performance targets by a substantial margin. The Compensation Committee rewarded the COOs accordingly by granting substantial bonuses for 1995 determined in accordance with the incentive formula. A significant portion of the COO bonuses was based upon the Compensation Committee's determination that Messrs. Michaels and Lawrence were directly responsible for much of Jacor's improved 1995 results. The Compensation Committee also awarded 115,500 stock options to executive officers in 1995 with Messrs. Michaels and Lawrence receiving 41,000 each.

    Based on Jacor's past compensation practices, the Compensation Committee does not currently believe that Section 162(m) of the Internal Revenue Code regarding the deductibility of executive compensation will adversely affect Jacor's ability to obtain a tax deduction for compensation paid to its executive officers.

1995 Compensation Committee:

       Rod F. Dammeyer
       Sheli Z. Rosenberg
       David M. Schulte

STOCK PERFORMANCE

    The following performance graph compares Jacor's cumulative shareholder returns, adjusted for stock splits and dividends, in Jacor Common Stock, the Nasdaq Total Return Index (US) and the Nasdaq Telecommunications Stocks Index. The graph assumes that an investment of $100 was made on January 11, 1993 in Jacor Common Stock and in each index. Total shareholder return is based on the increase in the price of the stock and assumes that all dividends were reinvested.

    In January 1993, Jacor consummated a complete recapitalization and restructuring of its capital structure, bank debt, subordinated debt and other claims and interests (the "Restructuring"). As part of the Restructuring, all of Jacor's formerly outstanding capital stock was exchanged for new securities of Jacor, including the Jacor Common Stock which is now outstanding and warrants to acquire Jacor Common Stock. Accordingly, a three year comparison of cumulative shareholder return relating to Jacor Common Stock, which was first registered under Section 12 of the Exchange Act in connection with the Restructuring, is provided below.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                   JACOR          NASDAQ TELECOMMUNICATIONS      NASDAQ TOTAL
            Communications, Inc.                 Stock Index   Return Index (US)
1/11/93                      100                         100                 100
12/31/93                     244                         154                 114
12/31/94                     225                         128                 112
12/31/95                     298                         161                 154

DIRECTOR COMPENSATION

    Directors who are not employees of Jacor receive an annual fee of $10,000 and a fee of $1,000 plus travel expenses for each Jacor Board meeting attended. For each Jacor Board meeting missed, $1,000 is deducted from the director's annual fee.

    In February 1996, Jacor granted nonqualified stock options to purchase up to 5,000 shares of Jacor Common Stock to each of Messrs. Alexander, Dammeyer, Handy and Lasry and to Mrs. Rosenberg at a minimum exercise price of $17.25 per share. These options are exercisable for ten years from the grant date and vest 30% upon grant, 30% upon the first anniversary of the grant date and 20% per year for each of the next two years thereafter. The exercise price of the options that vested upon grant is $17.25 per share, and the options that subsequently vest on each anniversary date of the grant have an exercise price 4% greater than the options that vested in the previous year. Once an option vests, the exercise price for that option is fixed for the remaining term of the option.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    In 1995, Messrs. Dammeyer and Schulte and Mrs. Rosenberg were non-employee directors of Jacor and comprised Jacor's entire Compensation Committee. No executive officer of Jacor serves on any board of directors or compensation committee of any entity which compensates any of Messrs. Dammeyer and Schulte and Mrs. Rosenberg. As described under "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF JACOR" and "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS," Mr. Schulte is a principal of Zell/Chilmark, a merchant banking firm, which invested over $73,000,000 in capital in Jacor in the Restructuring and other transactions.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Effective January 1, 1994, a subsidiary of Jacor and a corporation wholly-owned by Randy Michaels, the President of Jacor, formed a limited partnership (the "Partnership") in a transaction whereby the Partnership now owns all of the stock of CMM, a marketing research and radio consulting business. Mr. Michaels' corporation owns a 95% limited partnership interest in the Partnership. Jacor's subsidiary obtained a 5% general partnership interest in exchange for its contribution of approximately $126,000 cash to the Partnership. Jacor initiated this transaction primarily to allow Mr. Michaels to focus his full time and energy on Jacor and its business and Jacor's subsidiary is now the sole manager of the Partnership's business.

    In connection with the formation of the Partnership, Jacor agreed that Mr. Michaels' corporation has the right between January 1, 1999 and January 1, 2000 to put its limited partnership interest to the Partnership's general partner in exchange for 300,000 shares of Jacor Common Stock. If the put is not exercised by January 1, 2000, the general partner has the right to call the limited partnership interest prior to the year 2001 in exchange for 300,000 shares of Jacor Common Stock. In addition, if certain events occur prior to January 1, 1999 including, without limitation, Mr. Michaels' termination as President of Jacor, a reduction of Mr. Michaels' annual base salary by more than 10%, generally any transaction by which any person or group other than Zell/Chilmark shall become the owner of more than 30% of the outstanding voting securities of Jacor or Zell/Chilmark fails to have its designees constitute at least a majority of the members of the Jacor Board, then Mr. Michaels' corporation will have the right to either (a) purchase Jacor's general partnership interest at a price generally equal to the balance of the partnership capital account, or (b) sell its limited partnership interest to the general partner in exchange for 300,000 shares of Jacor Common Stock.

    Jacor has financed the purchase by CMM for $540,000 of a 40% interest in a newly formed limited liability company that has purchased the assets of Duncan American Radio, Inc. CMM is a marketing research and radio consulting business which is owned by a limited partnership of which Jacor is the 5% general partner and a corporation wholly owned by Randy Michaels, the president of Jacor, is the 95% limited partner. Jacor anticipates that it will finance such purchase using cash on hand.

    In 1994, Jacor entered into a real estate lease for new office space for its Atlanta operations from an affiliate of Zell/Chilmark. The annual rental rate is approximately $330,000. Jacor believes that the terms of such lease were negotiated at arm's length and were competitive with prevailing market rates for similar space in the Atlanta market. During 1995, Jacor also paid legal fees to the law firm of Rosenberg & Liebentritt, P.C., of which firm Mrs. Rosenberg, a director of Jacor, is President and a member.

    Equity Group Investments, Inc., an affiliate of Zell/Chilmark, has provided Jacor with certain investment banking, financial advisory and other similar services in connection with the Existing Credit Facility, the Financing and the Acquisitions. In consideration for such services, Jacor paid Equity Group Investments, Inc. a fee of approximately $3.4 million upon the consummation of the Offerings. The services that have been and will continue to be provided by Equity Group Investments, Inc. could not otherwise be obtained by Jacor without the engagement of outside professional advisors. Jacor believes that such fee is less than what it would have had to pay outside professional advisors for similar services.

                         INDEPENDENT PUBLIC ACCOUNTANTS

    The independent public accounting firm of Coopers & Lybrand L.L.P. (the "Auditors") was engaged by Jacor to audit Jacor's consolidated financial statements for the year ended December 31, 1995. It is anticipated that a representative of the Auditors will attend the Jacor Annual Meeting for the purpose of responding to appropriate questions. At the meeting, a representative of the Auditors will be afforded an opportunity to make a statement if the Auditors so desire. The Audit Committee has recommended that the Auditors be retained as Jacor's principal accounting firm for 1996.

              SHAREHOLDER PROPOSALS FOR 1997 JACOR ANNUAL MEETING

    Jacor shareholders may submit proposals to be voted on at the 1997 Jacor Annual Meeting of Shareholders. At the time any such proposal is submitted, the proponent must be a record or beneficial owner of at least 1% or $1,000 in market value of Jacor's shares entitled to vote on the proposal and must have held such shares for at least one year and continue to own such shares through the date of the 1997 Jacor Annual Meeting. In order for a shareholder proposal to be included in the proxy statement and form of proxy for the 1997 Jacor Annual Meeting of Shareholders, the proposal must be received at Jacor's principal executive offices not later than December 1, 1996 and must otherwise comply with applicable requirements established by the Commission.

                                 ANNUAL REPORT

    THE ANNUAL REPORT OF JACOR FOR THE YEAR ENDED DECEMBER 31, 1995, WAS MAILED TO JACOR SHAREHOLDERS BEGINNING ON OR ABOUT APRIL 18, 1996. IF YOU HAVE NOT RECEIVED THE ANNUAL REPORT, PLEASE NOTIFY JACOR COMMUNICATIONS, INC., INVESTOR SERVICES DEPARTMENT, 1300 PNC CENTER, 201 EAST FIFTH STREET, CINCINNATI, OHIO 45202, TELEPHONE: (513) 621-1300, AND A COPY WILL BE SENT TO YOU.

                                    EXPERTS

    The consolidated balance sheets of Jacor Communications, Inc. and Subsidiaries as of December 31, 1995 and 1994 and the consolidated statements of operations, shareholders' equity, and cash flows for each of the three years in the period ended December 31, 1995 incorporated by reference in this Proxy Statement/ Information Statement/Prospectus, have been incorporated herein in reliance on the report of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.

    The consolidated financial statements of Citicasters Inc. appearing in Citicasters Inc.'s Annual Report (Form 10-K) for the year ended December 31, 1995, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon (which contains an explanatory paragraph with respect to Citicasters Inc.'s emergence from bankruptcy and subsequent adoption of "fresh-start reporting" as of December 31, 1993, as more fully described in Note B to the consolidated financial statements), included therein and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

    The consolidated financial statements of Noble Broadcast Group, Inc. as of December 31, 1995 and December 25, 1994 and for each of the three years in the period ended December 31, 1995, incorporated by reference in this Proxy Statement/Information Statement/Prospectus, have been so incorporated in reliance on the report (which includes an explanatory paragraph relating to Jacor's agreement to purchase Noble Broadcast Group, Inc. as described in Note 2 to the consolidated financial statements), of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                                 LEGAL MATTERS

    The legality of the Jacor Warrants to be issued in connection with the Merger is being passed upon for Jacor by Graydon, Head & Ritchey, Cincinnati, Ohio.

                                 OTHER MATTERS

    The Jacor Board knows of no business to be transacted at the Jacor Annual Meeting other than that set forth in the accompanying Notice of Annual Meeting. If, however, other matters requiring a vote of Jacor shareholders properly come before the meeting, it is intended that the persons designated in the accompanying Proxy to vote the shares of Jacor Common Stock represented thereby will do so in accordance with their best judgment on such matters. If a shareholder specifies a different choice on the Proxy, his or her shares of Jacor Common Stock will be voted in accordance with the specification so made.

                             INDEX OF DEFINED TERMS

    Set   forth  below  is  a   list  of  defined  terms   used  in  this  Proxy
Statement/Information Statement/Prospectus and the page on which each such term is defined.

TERM                                                                                                            PAGE
- -----------------------------------------------------------------------------------------------------------     -----
1993 Warrants..............................................................................................          11
1996 Stock Offering........................................................................................          10
Acquisition Corp. .........................................................................................           1
Acquisitions...............................................................................................          13
Antitrust Division.........................................................................................          17
American Financial.........................................................................................          93
Auditors...................................................................................................         100
Base Case Performance Scenario.............................................................................          32
Business combination.......................................................................................          81
Cash Consideration.........................................................................................           1
CMM........................................................................................................          73
Chapter 1704 Transaction...................................................................................          79
Change of Control..........................................................................................          44
Citicasters................................................................................................           1
Citicasters Articles.......................................................................................          76
Citicasters Board..........................................................................................           1
Citicasters Bylaws.........................................................................................          76
Citicasters Certificates...................................................................................          33
Citicasters Common Stock...................................................................................           1
Citicasters Notes..........................................................................................          42
Citicasters Note Indenture.................................................................................          42
Citicasters Record Date....................................................................................           8
Citicasters Transfer Application...........................................................................          47
Closing....................................................................................................           1
Commission.................................................................................................           1
Communications Act.........................................................................................          18
Competing Transaction......................................................................................          35
Consenting Stockholders....................................................................................           8
Control Shares.............................................................................................          84
Control share acquisition..................................................................................          80
COOs.......................................................................................................          97
Director Duty..............................................................................................          35
EBIT.......................................................................................................          30
EBITDA.....................................................................................................          30
Effective Date.............................................................................................           9
Effective Time.............................................................................................           9
EGI........................................................................................................          24
Escrow Agent...............................................................................................          10
Escrow Agreement...........................................................................................          10
EVA........................................................................................................          97
Exchange Act...............................................................................................           2
Exchange Agent.............................................................................................          10
Existing Credit Facility...................................................................................          40
Expiration Date............................................................................................          39
Fair Price Statute.........................................................................................          83
FBCA.......................................................................................................           1

TERM                                                                                                            PAGE
- -----------------------------------------------------------------------------------------------------------     -----
FCC........................................................................................................          11
Financing..................................................................................................          13
First Offeror..............................................................................................          26
Florida Control Share Acquisition Statute..................................................................          84
FTC........................................................................................................          49
GAMI.......................................................................................................          89
Greenmail..................................................................................................          83
HSR Act....................................................................................................          11
Immediate Payment..........................................................................................          37
Indemnified Parties........................................................................................          46
Individual Consenting Stockholders.........................................................................          37
Interested Shareholder.....................................................................................          79
Interested Stockholder.....................................................................................          81
Issuing Public Corporation.................................................................................          79
Jacor......................................................................................................           1
Jacor Annual Meeting.......................................................................................           1
Jacor Board................................................................................................           1
Jacor Common Stock.........................................................................................           7
Jacor February Board Meeting...............................................................................          23
Jacor Fee..................................................................................................          28
Jacor Record Date..........................................................................................           7
Jacor Shareholders Agreement...............................................................................           8
Jacor Warrants.............................................................................................           1
JCAC.......................................................................................................           1
Letter of Credit...........................................................................................          37
Lindner Family.............................................................................................          93
LYONs......................................................................................................          10
LYONs Offering.............................................................................................          10
Material Adverse Effect....................................................................................          36
Merger.....................................................................................................           1
Merger Agreement...........................................................................................           1
Merger Consideration.......................................................................................           1
Named executives...........................................................................................          94
Nasdaq National Market.....................................................................................           1
New Credit Facility........................................................................................          10
New Jacor..................................................................................................           1
New Jacor Board............................................................................................          77
New Jacor Bylaws...........................................................................................          76
New Jacor Certificate......................................................................................          76
New Jacor Class A Preferred Stock..........................................................................          77
New Jacor Class B Preferred Stock..........................................................................          77
New Jacor Common Stock.....................................................................................          77
New Jacor Preferred Stock..................................................................................          77
Noble......................................................................................................          12
Noble Acquistion...........................................................................................          12
Noble Licenses.............................................................................................          50
Nonconsummation Offer......................................................................................          43
Noble Transfer Application.................................................................................          50
Notes......................................................................................................          10
Notes Offering.............................................................................................          10
Notification and Report Form...............................................................................          49

TERM                                                                                                            PAGE
- -----------------------------------------------------------------------------------------------------------     -----
Offerings..................................................................................................          11
OmniAmerica................................................................................................          25
Option.....................................................................................................          45
Outside Date...............................................................................................          36
Partnership................................................................................................          99
Person.....................................................................................................          35
Present Jacor Articles.....................................................................................          76
Present Jacor Regulations..................................................................................          76
Pro Forma Financial Information............................................................................          55
Radio Index................................................................................................          30
Radio Broadcasting Companies...............................................................................          31
Radio Broadcasting Industry................................................................................          31
Registration Statement.....................................................................................           1
Reincorporation............................................................................................           1
Reincorporation Agreement..................................................................................          85
Reincorporation Effective Time.............................................................................          86
Restructuring..............................................................................................          98
Retirement Plan............................................................................................          92
Sale Event.................................................................................................          75
Salomon Brothers...........................................................................................          10
Salomon Opinion............................................................................................          29
Second Request.............................................................................................          50
Section 203................................................................................................          80
Securities Act.............................................................................................           1
Senior Subordinated Note Indenture.........................................................................          43
Stock Option Plans.........................................................................................          45
Stock Purchase Plan........................................................................................          96
Stockholders Agreement.....................................................................................           8
Superior Case Performance Scenario.........................................................................          32
Telecom Act................................................................................................          18
Television Index...........................................................................................          30
Television Broadcasting Companies..........................................................................          31
Television Broadcasting Industry...........................................................................          31
Warrant Agent..............................................................................................           9
Warrant Consideration......................................................................................           1
Warrant Price..............................................................................................          38
ZC Limited.................................................................................................          91
Zell/Chilmark..............................................................................................           8

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                                                         ANNEX I

                          AGREEMENT AND PLAN OF MERGER

                                  BY AND AMONG

                          JACOR COMMUNICATIONS, INC.,

                                   JCAC, INC.

                                      AND

                                CITICASTERS INC.

                         DATED AS OF FEBRUARY 12, 1996

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                -----
ARTICLE 1--THE MERGER; EFFECTIVE TIME; CLOSING.............................................................           1
     1.1   The Merger......................................................................................           1
     1.2   The Closing.....................................................................................           1
     1.3   Effective Time..................................................................................           2

ARTICLE 2-- ARTICLES OF INCORPORATION, BY-LAWS, DIRECTORS AND OFFICERS OF THE SURVIVING CORPORATION.....
                                                                                                                      2
      2.1  Articles of Incorporation.......................................................................           2
      2.2  By-Laws.........................................................................................           2
      2.3  Directors.......................................................................................           2

ARTICLE 3--CONVERSION OF SHARES............................................................................           2
      3.1  Conversion of Shares; Options...................................................................           2
      3.2  Exchange Procedures.............................................................................           3

ARTICLE 4--REPRESENTATIONS AND WARRANTIES OF THE COMPANY...................................................           4
      4.1  Organization and Standing.......................................................................           4
      4.2  Authorization, Validity and Effect..............................................................           5
      4.3  Capitalization..................................................................................           5
      4.4  Company Subsidiaries............................................................................           5
      4.5  No Conflict; Required Filings and Consents......................................................           6
      4.6  Company Reports; Financial Statements...........................................................           6
      4.7  Tax and Accounting Matters......................................................................           7
      4.8  Properties......................................................................................           8
      4.9  Compliance with Laws; FCC Authorizations........................................................           8
      4.10 Employee Benefit Plans..........................................................................           9
      4.11 Material Contracts..............................................................................          10
      4.12 Legal Proceedings...............................................................................          10
      4.13 Certain Information.............................................................................          11
      4.14 No Brokers......................................................................................          11
      4.15 Opinion of Financial Advisor....................................................................          11
      4.16 Environmental...................................................................................          11
      4.17 Personnel.......................................................................................          12
      4.18 Takeover Statutes...............................................................................          12
      4.19 Cash Flow.......................................................................................          12

ARTICLE 5--REPRESENTATIONS AND WARRANTIES OF ACQUIROR AND SUB..............................................          12
      5.1  Organization and Standing.......................................................................          12
      5.2  Authorization, Validity and Effect..............................................................          13
      5.3  Capitalization..................................................................................          13
      5.4  No Conflict; Required Filings and Consent.......................................................          13
      5.5  Acquiror Reports; Financial Statements..........................................................          14
      5.6  Legal Proceedings...............................................................................          14
      5.7  Certain Information.............................................................................          14
      5.8  Ownership of Company Common Stock...............................................................          15
      5.9  Merger Sub......................................................................................          15
      5.10 Acquiror's Financing............................................................................          15
      5.11 Qualification as a Licensee.....................................................................          15
      5.12 No Brokers......................................................................................          15

                                                                                                                PAGE
                                                                                                                -----
ARTICLE 6--COVENANTS AND AGREEMENTS........................................................................          15
     6.1   No Solicitation and Other Actions...............................................................          15
     6.2   Interim Operations of the Company...............................................................          16
     6.3   Shareholder Approval............................................................................          18
     6.4   Information Statement; Registration Statement...................................................          18
     6.5   Notification....................................................................................          19
     6.6   Employee Benefits...............................................................................          19
     6.7   Investigation and Confidentiality...............................................................          19
     6.8   Filings; Other Action...........................................................................          19
     6.9   Indemnification and Insurance...................................................................          20
     6.10  Publicity.......................................................................................          20
     6.11  Transfer Taxes..................................................................................          20
     6.12  Letter of Credit................................................................................          21
     6.13  Environmental Inspection........................................................................          21
     6.14  Acknowledgement of Consents.....................................................................          21
     6.15  Rule 145 Affiliates.............................................................................          21
     6.16  Actions With Respect to the Warrants............................................................          21

ARTICLE 7--CONDITIONS TO CONSUMMATION OF THE MERGER.....................................................             21
      7.1  Conditions to Obligations of the Parties........................................................          21
      7.2  Conditions to Obligations of the Company........................................................          22
      7.3  Conditions to Obligations of Acquiror and Sub...................................................          22

ARTICLE 8--TERMINATION OF AGREEMENT........................................................................          23
      8.1  Termination.....................................................................................          23
      8.2  Effect of Termination...........................................................................          24

ARTICLE 9--MISCELLANEOUS AND GENERAL.......................................................................          25
      9.1  Expenses........................................................................................          25
      9.2  Successors and Assigns..........................................................................          25
      9.3  Third Party Beneficiaries.......................................................................          25
      9.4  Notices.........................................................................................          25
      9.5  Complete Agreement..............................................................................          26
      9.6  Captions; References............................................................................          26
      9.7  Amendment.......................................................................................          26
      9.8  Waiver..........................................................................................          26
      9.9  Governing Law...................................................................................          27
      9.10 Non-Survival of Representations, Warranties and Covenants.......................................          27
      9.11 Severability....................................................................................          27
      9.12 Enforcement of Agreement........................................................................          27
      9.13 Counterparts....................................................................................          27

                          AGREEMENT AND PLAN OF MERGER

    THIS AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated as of February 12, 1996, among CITICASTERS INC. (the "Company"), a Florida corporation, JACOR COMMUNICATIONS, INC. ("Acquiror"), an Ohio corporation, and JCAC, INC. ("Sub"), a Florida corporation and a direct wholly owned Subsidiary of Acquiror.

                                    RECITALS

    WHEREAS, the respective Boards of Directors of the Company, Acquiror and Sub have determined that a business combination between the Company, Acquiror and Sub is in the best interests of their respective companies and shareholders;

    WHEREAS, concurrently with the execution hereof, in order to induce Acquiror to enter into this Agreement, Acquiror is entering into a Stockholders Agreement (the "Stockholders Agreement") with Great American Insurance Company, American Financial Corporation, American Financial Enterprises, Inc., Carl H. Lindner, S. Craig Lindner and The Carl H. Lindner Foundation (the "Consenting Stockholders") providing for certain voting and other restrictions with respect to the shares of Company Common Stock (as defined in subsection 3.1(a)) beneficially owned by the Consenting Stockholders upon the terms and conditions specified therein; and

    WHEREAS,  Acquiror,   Sub   and  the   Company   desire  to   make   certain
representations, warranties, covenants and agreements in connection with the transactions contemplated hereby.

    NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, and subject to the terms and conditions set forth herein, the Company, Acquiror and Sub hereby agree as follows:

                                   ARTICLE 1

                      THE MERGER; EFFECTIVE TIME; CLOSING

    1.1 THE MERGER. (a) Subject to the terms and conditions contained in this Agreement, at the Effective Time (as defined in Section 1.3), Sub shall be merged with and into the Company in accordance with the applicable provisions of the Florida Business Corporation Act (the "FBCA"), and the separate corporate existence of Sub shall thereupon cease (the "Merger"). Following the Merger, the Company shall continue as the surviving corporation (sometimes hereinafter referred to as the "Surviving Corporation") and shall be a wholly owned Subsidiary of Acquiror.

    (b) At the Effective Time, the corporate existence of the Company, with all its rights, privileges, powers and franchises, shall continue unaffected and unimpaired by the Merger. The Merger shall have the effects specified in the FBCA.

    1.2 THE CLOSING. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Graydon, Head & Ritchey, 1900 Fifth Third Center, Cincinnati, Ohio, at 10:00 a.m., local time, on the first business day immediately following the date on which the last of the conditions (excluding conditions that by their terms cannot be satisfied until the Closing Date) set forth in Article 7 is satisfied or waived in accordance herewith, or at such other date, time and place as the Company and Acquiror may agree in writing. The date on which the Closing occurs is hereinafter referred to as the "Closing Date".

                                     A-I-1

    1.3 EFFECTIVE TIME. At or as promptly as practicable after the Closing, the parties hereto shall cause articles of merger, in the form attached hereto as Schedule 1.3 (the "Articles of Merger"), executed in accordance with the relevant provisions of the FBCA, to be filed with the Department of State of the State of Florida as provided in Section 607.1105 of the FBCA. Upon the completion of such filing, or at such other time as may be specified in such filing, the Merger shall become effective in accordance with the FBCA. The time and date on which the Merger becomes effective is herein referred to as the "Effective Time".

                                   ARTICLE 2

                 ARTICLES OF INCORPORATION, BY-LAWS, DIRECTORS
                   AND OFFICERS OF THE SURVIVING CORPORATION

    2.1 ARTICLES OF INCORPORATION. At the Effective Time and without any further action on the part of the Company or Sub, the articles of incorporation of Sub, as in effect immediately prior to the Effective Time and amended as set forth in the Articles of Merger, shall become the articles of incorporation of the Surviving Corporation until thereafter amended as provided therein and under the FBCA.

    2.2 BY-LAWS. At the Effective Time and without any further action on the part of the Company or Sub, the by-laws of Sub, as in effect immediately prior to the Effective Time, shall become the by-laws of the Surviving Corporation until thereafter amended or repealed in accordance with their terms and the articles of incorporation of the Surviving Corporation and as provided under the FBCA.

    2.3 DIRECTORS. The directors and officers of Sub at the Effective time shall, from and after the Effective Time, be the directors and officers of the Surviving Corporation until the successors of all such persons shall have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Corporation's articles of incorporation and by-laws.

                                   ARTICLE 3

                              CONVERSION OF SHARES

    3.1 CONVERSION OF SHARES; OPTIONS. (a) At the Effective Time, each share of Class A Common Stock, par value $.01 per share, of the Company (the "Company Common Stock") issued and outstanding immediately prior to the Effective Time (other than Company Common Stock owned by the Company, Acquiror, Sub or any direct or indirect Subsidiary of the Company, Acquiror or Sub, or any Company Common Stock held in the treasury of the Company) shall, by virtue of the Merger and without any action on the part of the holders thereof, be converted into and represent the right to receive: (i) $29.50 in cash, plus, in the event that the Closing does not occur prior to October 1, 1996, for each full calendar month ending prior to the Closing, commencing with October, 1996, an additional amount of $.22125 in cash (the "Cash Consideration"); plus (ii) a warrant to acquire a fractional share (determined as provided below) of the Acquiror Common Stock (as defined below) (the "Warrant Consideration") (the Cash Consideration and the Warrant Consideration being collectively referenced as the "Merger Consideration") on the terms described in the Warrant Agreement to be executed at Closing substantially in the form attached hereto as Exhibit 3.1 (a "Warrant"). The Warrant Consideration shall consist of a fractional share the numerator of which is 4,400,000 and the denominator of which is the number of shares of Company Common Stock, on a fully diluted basis, outstanding on the Closing Date. Subject to the terms of the Warrant Agreement, the Warrants shall expire on the fifth anniversary of the Effective Time and shall have an exercise price of $28.00 per full share if the Effective Time is prior to October 1, 1996 and $26.00 per full share if the Effective Time is on or after October 1, 1996. The Merger Consideration shall be paid net to the shareholders (without interest) upon surrender of the certificate or certificates that, immediately prior to the Effective Time, represented issued and outstanding Company Common Stock (the "Certificates"). At the time of the exercise of the Warrant each holder of a Warrant shall receive, in lieu of any fractional share of Acquiror Common Stock, the fair market value of such fractional share determined at the time of the exercise of the Warrant.

                                     A-I-2

    (b) At the Effective Time, all of the Company Common Stock issued and outstanding immediately prior to the Effective Time, by virtue of the Merger and without any action on the part of the holders thereof, shall no longer be outstanding and shall be cancelled and retired and shall cease to exist, and each holder of a Certificate representing any such Company Common Stock shall thereafter cease to have any rights with respect to such Company Common Stock, except each holder (other than the Company, Acquiror or Sub or any direct or indirect Subsidiary of the Company, Acquiror or Sub) will have the right to receive, without interest, the Merger Consideration for such Company Common Stock upon the surrender of such Certificate or Certificates in accordance with subsection 3.2(b).

    (c) At the Effective Time, by virtue of the Merger and without any action on the part of the holders thereof, each share of Company Common Stock issued and outstanding immediately prior to the Effective Time and owned by the Company, Acquiror, Sub or any direct or indirect Subsidiary of the Company, Acquiror or Sub, or held in the treasury of the Company immediately prior to the Effective Time, shall no longer be outstanding, shall be cancelled without payment of any consideration therefor and shall cease to exist, and each holder of a Certificate representing any such Company Common Stock shall thereafter cease to have any rights with respect to such Company Common Stock.

    (d) At the Effective Time, each share of common stock, of Sub issued and outstanding immediately prior to the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, shall be converted into and become one fully-paid and non-assessable share of common stock, par value $.01 per share, of the Surviving Corporation.

    (e) The Company shall use its reasonable best efforts to (i) cause all outstanding options to purchase shares of Company Common Stock (each, an "Option") issued pursuant to the Company's 1993 Stock Option Plan or the 1994 Directors Stock Option Plan (collectively, the "Stock Option Plans") to become fully vested and exercisable and (ii) obtain from each holder of any Option an agreement, in form and substance reasonably satisfactory to Acquiror, to surrender as of the Effective Time all outstanding Options, in consideration of the payment at the Effective Time of an amount of cash per share subject to each such Option equal to the difference between the exercise price of such Option and the Cash Consideration (less an amount equal to all taxes required to be withheld from such payment), plus for each share subject to such Option, the Warrant Consideration, or, alternatively, acquire upon payment of the exercise price an amount of cash equal to the Cash Consideration, less an amount equal to all taxes required to be withheld, in lieu of each share formerly covered thereby, plus for each share covered by such Option, the Warrant Consideration.

    3.2 EXCHANGE PROCEDURES. (a) Securities Transfer Company shall act as exchange agent (the "Exchange Agent") for the payment of the Merger Consideration upon surrender of Certificates converted into the right to receive the Merger Consideration pursuant to the Merger. Immediately after the Effective Time, Acquiror shall make available, or cause Sub or the Surviving Corporation to make available, to the Exchange Agent immediately available funds in an amount necessary for the payment of the Cash Consideration (the "Funds"), and the Warrants necessary for payment of the Warrant Consideration.

    (b) Promptly after the Effective Time, the Exchange Agent shall mail to each Person (as defined in Section 6.1 hereof) who was, at the Effective Time, a holder of record of a Certificate or Certificates (other than the Company, Acquiror or Sub or any direct or indirect Subsidiary of the Company, Acquiror or
Sub), a letter of transmittal and instructions for use in effecting the surrender of the Certificates, in exchange for payment of the Merger Consideration therefor. The letter of transmittal shall specify that delivery shall be effected, and risk of loss and title shall pass, only upon proper delivery to and receipt of such Certificates by the Exchange Agent and shall be in such form and have such provisions as Acquiror shall reasonably specify. Upon surrender to the Exchange Agent of such Certificates, together with the letter of transmittal, duly executed and completed in accordance with the instructions thereto and such other documents as may be reasonably required by the Exchange Agent, the Exchange Agent shall promptly issue to the persons entitled thereto, out of the Funds, by check, the amount of cash to which such Persons are entitled pursuant to Section 3.1 after giving effect to any required tax withholdings, and the Warrants to which such Persons are entitled, and such Certificates shall forthwith be marked to evidence cancellation. No interest will be paid or

                                     A-I-3
will accrue on any portion of the Merger Consideration. If payment is to be made to a Person other than the registered holder of the Certificates surrendered, it shall be a condition of such payment that the Certificates so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the Person requesting such payment shall pay any transfer or other taxes required by reason of the payment to a Person other than the registered holder of the Certificates surrendered or establish to the satisfaction of the Surviving Corporation or the Exchange Agent that such tax has been paid or is not applicable. Until surrendered as contemplated by this Section 3.2, each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the Merger Consideration into which the Company Common Stock represented by such Certificate shall have been converted pursuant to Section 3.1.

    (c) One hundred eighty days following the Effective Time, Acquiror shall be entitled to cause the Exchange Agent to deliver to it any Funds (including any interest, dividends, earnings or distributions received with respect thereto which shall be paid as directed by Acquiror) and Warrants made available to the Exchange Agent by Acquiror which have not been disbursed, and thereafter holders of Certificates who have not theretofore complied with the instructions for exchanging their Certificates shall be entitled to look only to the Acquiror for payment as general creditors thereof with respect to the cash payable and Warrants issuable upon due surrender of their Certificates.

    (d) Acquiror shall pay all charges and expenses, including those of the Exchange Agent, in connection with the exchange of the Merger Consideration for Certificates.

    (e) Notwithstanding anything to the contrary in this Section 3.2, none of the Exchange Agent, Acquiror, the Company, the Surviving Corporation or Sub shall be liable to a holder of a Certificate formerly representing Company Common Stock for any amount properly delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

    (f) From and after the Effective Time, there shall be no transfers on the stock transfer books of the Surviving Corporation of Company Common Stock that was outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to Acquiror, the Surviving Corporation or the Exchange Agent, they shall be cancelled and exchanged for the Merger Consideration, as provided in this Article 3.

                                   ARTICLE 4

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

    Except as set forth in the disclosure letter delivered at or prior to the execution hereof to Acquiror (the "Company Disclosure Memorandum") or in the Company Reports (as defined in Section 4.6), the Company represents and warrants to Acquiror as of the date of this Agreement as follows:

    4.1 ORGANIZATION AND STANDING. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida. The Company is duly qualified to do business, and in good standing, in the states of the United States in which the character of the properties owned or leased by it or the conduct of its business requires it to be so qualified, except where the failure to be so qualified or to be in good standing would not have a Material Adverse Effect. For purposes of this Agreement, the term "Material Adverse Effect" means, with respect to the Company, the Surviving Corporation, Acquiror or Sub, a material adverse effect on the business, assets, liabilities, financial condition or results of operations of such party and its Subsidiaries taken as a whole or a material adverse effect on the ability of such party to perform its obligations hereunder; PROVIDED, HOWEVER, that results of operations shall not be a component of Material Adverse Effect for events that occur after the date of this Agreement, PROVIDED, FURTHER, HOWEVER, that no Material Adverse Effect shall be deemed to have occurred by reason of a general deterioration in the economy or in the broadcasting industry after the date of this Agreement. The Company has furnished to Acquiror complete and correct copies of its Articles of Incorporation and By-laws, as amended through the date hereof. Such Articles of Incorporation and By-laws are in full force and effect and no other organizational documents are applicable to or binding upon the Company.

                                     A-I-4

    4.2 AUTHORIZATION, VALIDITY AND EFFECT. The Company has the requisite corporate power and authority to execute and deliver this Agreement and all agreements and documents contemplated hereby to be executed and delivered by it, and, subject to receipt of necessary shareholder approval, to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and such other agreements and documents, and the consummation of the transactions contemplated herein and therein, have been duly and validly authorized by all necessary corporate action in respect thereof on the part of the Company, subject, with respect to this Agreement, to the approval of the shareholders of the Company as set forth below. This Agreement has been duly and validly executed and delivered by the Company and represents the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

    4.3 CAPITALIZATION. (a) The authorized capital stock of the Company consists of (i) 500,000,000 shares of Company Common Stock, of which, as of February 9, 1996, 20,236,633 shares were issued and outstanding, (ii) 125,000,000 shares of Class B Common Stock, par value $.01 per share (the "Class B Shares"), of which no shares are issued and outstanding, and (iii) 9,500,000 shares of Preferred Stock, par value $.01 per share (the "Company Preferred Shares"), of which no shares are issued and outstanding (the Company Common Stock, the Class B Shares and the Company Preferred Shares are referred to herein, collectively, as the "Company Capital Stock"). All of the issued and outstanding shares of Company Common Stock are duly and validly issued and outstanding and are fully paid and nonassessable. As of February 9, 1996, the Company had outstanding Options representing the right to acquire from the Company not more than 1,611,437.5 shares of Company Common Stock. All such Options, the recipient of the Option, the grant date, exercise price, vesting and other material terms are described in Section 4.3(b) of the Company Disclosure Memorandum.

    (b) Except as set forth in subsection 4.3(a), there are no shares of capital stock or other equity securities of the Company outstanding, and except as set forth in subsection 4.3(b) of the Company Disclosure Memorandum, no outstanding options, warrants or rights to subscribe for, securities or rights convertible into or exchangeable for, or contracts, commitments or arrangements by which the Company is or may be required to issue or sell (collectively, "Equity Rights") additional shares of the Company Capital Stock.

    (c) Since February 9, 1996, the Company has not (i) issued any shares of Company Capital Stock or Equity Rights for shares of Company Capital Stock, other than pursuant to the exercise of Options that were issued and outstanding on February 9, 1996, (ii) purchased, redeemed or otherwise acquired, directly or indirectly through one or more Company Subsidiaries, any shares of Company Capital Stock, or (iii) declared, set aside, made or paid to the shareholders of the Company dividends or other distributions on the outstanding Company Common Stock.

    4.4 COMPANY SUBSIDIARIES. (a) Subsection 4.4(a) of the Company Disclosure Memorandum lists all material Subsidiaries of the Company (the "Material Company Subsidiaries") and all other Subsidiaries. No Subsidiary other than the Material Company Subsidiaries has any material operations, or any liabilities. Except as indicated in subsection 4.4(a) of the Company Disclosure Memorandum, all of the outstanding shares of capital stock of each such Material Company Subsidiary are owned by the Company either directly or indirectly through another Material Company Subsidiary. Except as set forth in subsection 4.4(a) of the Company Disclosure Memorandum, no equity securities of any Material Company Subsidiary may be required to be issued (other than to the Company or another Material Company Subsidiary) by reason of any Equity Rights for shares of the capital stock of any Material Company Subsidiary. Except as set forth in subsection 4.4(a) of the Company Disclosure Memorandum, there are no contracts, commitments, understandings or arrangements by which the Company or any Material Company Subsidiary is or may be obligated to transfer any shares of the capital stock of any Material Company Subsidiary. Except as set forth in subsection 4.4(a) of the Company Disclosure Memorandum, all of the outstanding shares of capital stock of each Material Company Subsidiary held by the Company or any Material Company Subsidiary are fully paid and nonassessable and are owned by the Company or such Material Company Subsidiary free and clear of any claim, lien or encumbrance. Each Material Company Subsidiary is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated or organized, has the corporate

                                     A-I-5
power and authority necessary for it to own or lease its properties and assets and to carry on its business as it is now being conducted, and is duly qualified to do business and in good standing in the states of the United States in which the ownership of its property or the conduct of its business requires it to be so qualified, except for such jurisdictions in which the failure to be so qualified and in good standing would not have a Material Adverse Effect. As used in this Agreement, the term "Subsidiary" shall mean, with respect to the Company or Acquiror, any corporation or other legal entity of which such party or any of its subsidiaries controls or owns, directly or indirectly, more than 50% of the stock or other equity interest entitled to vote on the election of members to the board of directors or similar governing body.

    (b) Except for interests in the Company's Subsidiaries and except as set forth in subsection 4.4(b) of the Company Disclosure Memorandum, neither the Company nor any of the Material Company Subsidiaries owns, directly or indirectly, any interest or investment (whether equity or debt) in any corporation, partnership, joint venture, business, trust or entity, other than
(i) investments of less than $1,000,000 in the aggregate and (ii) promotional activities undertaken in the ordinary course of business.

    4.5 NO CONFLICT; REQUIRED FILINGS AND CONSENTS. (a) None of the execution and delivery of this Agreement by the Company, nor the consummation by the Company of the transactions contemplated herein, nor compliance by the Company with any of the provisions hereof, will (i) conflict with or result in a breach of any provision of the articles of incorporation or by-laws or equivalent organizational documents of the Company or any of the Material Company
Subsidiaries, (ii) except as set forth in clause 4.5(a)(ii) of the Company Disclosure Memorandum, constitute or result in the breach of any term, condition or provision of, or constitute a default under, or give rise to any right of termination, cancellation or acceleration with respect to, or result in the creation of any lien, charge or encumbrance upon, any property or assets of the Company or the Material Company Subsidiaries, pursuant to any note, bond, mortgage, indenture, license, agreement, lease or other instrument or obligation to which any of them is a party or by which any of them or any of their properties or assets may be subject, and that would, in any such event, have a Material Adverse Effect, or (iii) subject to receipt of the requisite approvals referred to in subsection 4.5(b), violate any order, writ, injunction, decree, statute, rule or regulation of any governmental, quasi-governmental, judicial, quasi-judicial or regulatory authority with jurisdiction, domestic or foreign (each, a "Governmental Authority") applicable to the Company or any of the Material Company Subsidiaries or any of their properties or assets.

    (b) Other than (i) in connection or compliance with the provisions of applicable state and federal securities laws, and the rules and regulations of the Securities and Exchange Commission (the "SEC") thereunder, (ii) notices under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), (iii) applicable approvals of the Federal Communications Commission (the "FCC") pursuant to applicable laws and regulations ("Communications Law");
(iv) filings with the Department of State of the State of Florida required to effect the Merger under the FBCA, (v) in connection or compliance with the applicable requirements of the Internal Revenue Code of 1986, as amended, (the "Code") and state, local and foreign tax laws, (vi) as set forth in subsection 4.5(b) of the Company Disclosure Memorandum, and (vii) where the failure to give such notice, make such filing or receive such order, authorization, exemption, consent or approval would not have a Material Adverse Effect, no notice to, filing with, authorization of, exemption by or consent or approval of any Governmental Authority is necessary for the consummation by the Company of the transactions contemplated in this Agreement.

    (c) The affirmative written consents of the Consenting Stockholders are the only votes or consents of the holders of any class or series of Company Capital Stock necessary to approve this Agreement, the Merger and the transactions contemplated hereby on behalf of the Company.

    4.6 COMPANY REPORTS; FINANCIAL STATEMENTS. (a) The Company has filed all forms, reports and documents required to be filed by it with the SEC since January 1, 1994 (collectively, the "Company Reports"). As of their respective dates, the Company Reports and any such reports, forms and other documents filed by the Company with the SEC after the date of this Agreement (i) complied when made, or shall comply when made, as to form in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder and (ii) did not when made, or

                                     A-I-6
shall not when made, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. The representation in clause (ii) of the preceding sentence does not apply to any misstatement or omission in any Company Report filed prior to the date of this Agreement that was superseded by a subsequent Company Report filed prior to the date of this Agreement.

    (b) The consolidated balance sheets of the Company and its Subsidiaries as of December 31, 1993 and December 31, 1994 and the related statements of operations, changes in shareholders' equity and cash flows for the year ended December 31, 1994, together with the notes thereto, are included in the Company's Annual Reports on Form 10-K for the fiscal years ended December 31, 1993 and December 31, 1994, respectively, as filed with the SEC, and the unaudited consolidated balance sheets of the Company and its Subsidiaries as of March 31, 1995, June 30, 1995 and September 30, 1995, and the related unaudited statements of operations, changes in shareholders' equity and cash flows for the periods then ended are included in the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1995, June 30, 1995 and September 30, 1995, respectively, as filed with the SEC (together, the "Company Financial Statements"). The Company Financial Statements have been prepared in accordance with United States generally accepted accounting principles ("GAAP") applied on a consistent basis (except as disclosed therein) and fairly present, in all material respects, the consolidated financial position and the consolidated results of operations, changes in shareholders' equity and cash flows of the Company and its consolidated Subsidiaries as of the dates and for the periods indicated (subject, in the case of interim financial statements, to normal recurring year-end adjustments, none of which are expected to be material, and the absence of footnote disclosure).

    (c) As of the date of this Agreement, except as set forth in the Company Financial Statements or the notes thereto, or as described in the Company Disclosure Memorandum, neither the Company nor any Subsidiary has any material outstanding claims against it, liabilities or indebtedness, contingent or otherwise, nor does there exist any condition, fact or circumstances which the Company reasonably anticipates will create such claim or liability, other than liabilities incurred subsequent to September 30, 1995, in the ordinary course of business, consistent with past practices and which individually and in the aggregate do not have a Material Adverse Effect.

    (d) Since December 31, 1994 and except as disclosed in the Company Reports, the Company and the Material Company Subsidiaries have conducted their respective businesses only in the ordinary course and consistent with past practices and have not subjected any of their assets or properties to any Liens (except in connection with acquisitions disclosed in the Company Reports).

    (e) From December 31, 1994 through the date of this Agreement, except as disclosed in the Company Disclosure Memorandum and the Company Reports, there has been no event, condition or operation that has caused or is reasonably anticipated to cause a Material Adverse Effect on the Company.

    4.7 TAX AND ACCOUNTING MATTERS. The Company and each of the Material Company Subsidiaries have filed all material federal, state, county, local and foreign tax returns, including information returns, required to be filed by it, and paid or made adequate provision for the payment of all taxes shown on such returns to be owed by it, including those with respect to income, withholding, social security, unemployment, workers compensation, franchise, ad valorem, premium, excise and sales taxes. The federal income tax returns of the Company and the Material Company Subsidiaries for the fiscal year ended December 31, 1985 and for all fiscal years prior thereto and fiscal years ended December 31, 1989, December 31, 1990 and December 31, 1991 are closed by the relevant statute of limitations, and no claims for additional taxes for such fiscal years are pending. Except as disclosed in Section 4.7 of the Company Disclosure Memorandum, neither the Company nor any of the Material Company Subsidiaries is a party to any pending action or proceeding, nor, to the actual knowledge of the officers of the Company listed in Section 4.7 of the Company Disclosure Memorandum (the "Company's Knowledge"), is any such action or proceeding threatened, by any Governmental Authority for the assessment or collection of taxes, interest, penalties or deficiencies that would reasonably be expected to have a Material Adverse Effect.

                                     A-I-7

    4.8 PROPERTIES. Except as disclosed or reserved against in the Company Financial Statements, the Company and the Material Company Subsidiaries have good and marketable title to all of the material properties and assets, tangible or intangible, reflected in the Company Financial Statements as being owned by the Company and the Material Company Subsidiaries as of the dates thereof, free and clear of all liens, encumbrances, charges, defaults or equities of whatever character, except such imperfections or irregularities of title, liens, encumbrances, charges or defaults that are publicly disclosed or such imperfections or irregularities of title as do not affect the use thereof in any material respect and statutory liens securing payments not yet due ("Liens"). All leased buildings and all leased fixtures, equipment and other property and assets that are material to its business on a consolidated basis are held under leases or subleases that are valid instruments enforceable in accordance with their respective terms. Section 4.8 of the Company Disclosure Memorandum contains a list of all real estate owned or leased by the Company or a Material Company Subsidiary, identifying which properties are owned and which are leased. All such leases were entered into in the ordinary course of business. Other than as indicated in the Company Disclosure Memorandum, none of the leases are with an Affiliate or contain any material terms or conditions which make any such lease unreasonably onerous or commercially unreasonable.

    4.9 COMPLIANCE WITH LAWS; FCC AUTHORIZATIONS. (a) Except as set forth in subsection 4.9(a) of the Company Disclosure Memorandum, and except for environmental matters, which shall be covered by Section 4.16 and which shall not be covered by this Section 4.9, to the Company's Knowledge, each of the Company and the Material Company Subsidiaries:

        (i) is in material compliance with all laws, regulations, reporting and licensing requirements and orders applicable to its business or employees conducting its business, the breach or violation of which would have a Material Adverse Effect;

        (ii) has received no notification or communication from any Governmental Authority (i) asserting that the Company or any of the Material Company Subsidiaries is not in compliance with any of the statutes, regulations or ordinances that such Governmental Authority enforces, which noncompliance would have a Material Adverse Effect or (ii) threatening to revoke any license, franchise, permit or authorization of any Governmental Authority, which revocation would have a Material Adverse Effect.

    (b) Set forth in subsection 4.9(b) of the Company Disclosure Memorandum is a list of the FCC licenses (the "Station Licenses") that are required for the lawful conduct of the radio and television broadcasting business and operations of the Company and its Material Company Subsidiaries (the "Stations") in the manner and to the full extent they are now conducted. The Company or a Subsidiary thereof is the authorized legal holder of the Station Licenses, none of which is subject to any material restriction or condition which would limit the full operation of the Stations as now operated. Except as set forth in subsection 4.9(b) of the Company Disclosure Memorandum, there are no applications, complaints or proceedings pending or, to the Company's Knowledge, threatened before the FCC relating to the business or operations of the Stations other than applications, complaints or proceedings which generally affect the radio or television broadcasting industries or those that would not have, individually or in the aggregate, a Material Adverse Effect on the Company. The Station Licenses listed in subsection 4.9(b) of the Company Disclosure Memorandum are validly held, are in good standing and are in full force and effect and are unimpaired by any act. Except as set forth in subsection 4.9(b) of the Company Disclosure Memorandum, to the Company's Knowledge, there is no reason related to the Company why the FCC would not approve the transfer of control of the Company to Acquiror or any of its Subsidiaries and the renewal of the Station Licenses upon the expiration of the current term of each such Station License. Except as set forth in subsection 4.9(b) of the Company Disclosure Memorandum, all reports, forms and statements required to be filed by the Company with the FCC with respect to the Stations since the grant of the last renewal of the Station Licenses have been timely filed and are complete and accurate, except where the failure to so file or where the failure to be complete and accurate would, individually or in the aggregate, not have a Material Adverse Effect on the Company. Except as set forth in subsection 4.9(b) of the Company Disclosure Memorandum, each Station is being operated in compliance with the Communications Law and the specifications of the Station Licenses, in each case in all material respects.

                                     A-I-8

    4.10 EMPLOYEE BENEFIT PLANS. (a) Except as specified in the Company Disclosure Memorandum, neither the Company nor any Material Company Subsidiary has an "employee pension benefit plan" as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), including any "multiemployer plan" as defined in Section 3(37) of ERISA (such plans so noted shall be referred to as the "Retirement Plans"), "employee welfare benefit plan" as defined in Section 3(1) of ERISA including without limitation post-employment benefit and retiree medical plans, funds and programs ("Benefit Plans") or a "specified fringe benefit plan" as defined in Section 6039D of the Code ("SFB Plans") (together, the Retirement Plans, Benefit Plans and SFB Plans noted in the Company Disclosure Memorandum shall be referred to collectively as the "Plans" and individually as a "Plan"). All Plans are maintained by the Company.

    (b) Each Plan is, and has been at all times, operated in material compliance with all statutes, orders or governmental rules or regulations, including but not limited to ERISA and the Code, and any and all collective bargaining agreements and other contracts applicable thereto.

    (c) The Retirement Plans, and their related trusts, if any, are qualified and tax-exempt under Sections 401 and 501 of the Code. The Company has received favorable determination letters from the Internal Revenue Service with respect to the qualification and tax exempt status of the Retirement Plans and their related trusts, if any, under the Code, and nothing has occurred (or failed to occur) since the receipt of such determination letters to cause a loss of the Plans' qualification and tax-exempt status.

    (d)  All material required reports and  descriptions of the Plans (including
IRS  Form  5500  Annual  Reports,  Summary  Annual  Reports  and  Summary   Plan
Descriptions) have been appropriately filed and distributed.

    (e) All material notices required by ERISA, the Code or any other state or federal law, ruling or regulation with respect to the Plans have been appropriately filed.

    (f) All contributions to the Plans for all periods ending on or before the Closing Date will be made prior to the Closing Date by the Company and each Material Company Subsidiary in accordance with past practice and no Plans are currently or shall be unfunded or underfunded as of the Closing Date.

    (g) All insurance premiums (including premiums to the Pension Benefit Guaranty Corporation) relating to the Plans have been paid in full in a timely manner.

    (h) With respect to the Plans, no prohibited transactions (as defined in Section 406 of ERISA or Section 4975 of the Code) that would result in liability to the Company have occurred and no reportable events (as defined in Section 4043 of ERISA) have occurred.

    (i) There is not, and has not been, an accumulated funding deficiency with respect to the Retirement Plans subject to the minimum funding requirements of
Section 412 of the Code or Section 302 of ERISA that has resulted in any material liability to the Company that has not been satisfied in full.

    (j) No material action, suit, grievance, arbitration or other manner of litigation, or claim with respect to the Plans or the assets thereof (other than routine claims for benefits made in the ordinary course of plan administration) are pending, threatened against or with respect to the Plans, the Company, any Material Company Subsidiary or any fiduciaries (as defined in Section 3(21) of ERISA) of the Plans (including any action, suit, grievance, arbitration or other manner of litigation, or claim regarding conduct which allegedly interferes with the attainment of rights under a Plan).

    (k) Except as set forth in the Company Disclosure Memorandum, neither the Company nor any Material Company Subsidiary has ever contributed, nor has it ever been required to contribute, to any "multiemployer plans" (as defined in Section 3(37) of ERISA) and neither the Company nor any Material Company Subsidiary has or will incur any withdrawal liability with respect to any such plans.

                                     A-I-9

    (l) Except as set forth in the Company Disclosure Memorandum, neither the Company nor any Material Company Subsidiary has any stock purchase plan, stock option plan, phantom stock plan, stock appreciation rights plan, bonus plan or any severance, deferred compensation or retirement plans or similar agreements (whether or not subject to ERISA).

    (m) The Company and each Material Company Subsidiary has complied with COBRA in all material respects.

    (n) Any and all post-employment benefit plans, funds and programs and retiree medical plans, funds and programs of the Company or its Material Company Subsidiaries have been fully funded and neither the Company nor any Material Company Subsidiary has any further obligation to make any additional contributions to such plans.

    4.11    MATERIAL  CONTRACTS.   Set  forth  in Section  4.11  of  the Company
Disclosure Memorandum is a list, as of the date hereof, of the following agreements (the "Company Contracts"):

        (a) each partnership or joint venture agreement to which the Company or any Material Company Subsidiary is a party;

        (b) each agreement limiting the right of the Company or any Material Company Subsidiary to engage in or compete with any Person in any business or geographical area;

        (c) each agreement or other arrangement of or involving the Company or any Material Company Subsidiary with respect to indebtedness for money borrowed, including letters of credit, guaranties, indentures, swaps and similar agreements;

        (d) each management, consulting, employment, severance or similar agreement requiring the payment of compensation in excess of $150,000 annually, to which the Company or any of the Material Company Subsidiaries is a party, other than agreements with on-air talent;

        (e) each collective bargaining agreement to which the Company or any Material Company Subsidiary is a party;

        (f) each agreement with a national sales representative to which the Company or any Material Company Subsidiary is a party;

        (g) each network affiliation agreement to which the Company or any Material Company Subsidiary is a party; and

        (h) each agreement with any Affiliate of the Company (other than employment agreements) to which the Company or any Material Company
    Subsidiary is a party which involves total payments or liabilities to or from the Company or any Material Company Subsidiary in excess of $60,000.

Each of the Company Contracts is in full force and effect and is a legal, valid and binding contract or agreement, and there is no default or breach (or, to the Company's Knowledge, any event that, with the giving of notice or lapse of time or both would result in a material default or breach) by the Company or any of the Material Company Subsidiaries, or, to the Company's Knowledge, any other party, in the timely performance of any obligation to be performed or paid thereunder or any other material provision thereof, that, individually or in the aggregate, would have a Material Adverse Effect. The Company acknowledges that there are certain material contracts (including without limitation agreements concerning radio syndicated programming and network affiliation and other material agreements which are not available at the Company's corporate offices on the date hereof), some of which are listed on Section 4.11 of the Company Disclosure Memorandum and some of which are not, that have not been furnished to Acquiror as of the date of this Agreement (the "Undisclosed Contracts"). Within ten days after the date hereof, the Company will deliver to Acquiror copies of all Undisclosed Contracts.

    4.12 LEGAL PROCEEDINGS. As of the date of this Agreement, except as disclosed in the Company Reports or as set forth in Section 4.12 of the Company Disclosure Memorandum, there are no actions, suits, investigations or proceedings instituted or pending, or to the Company's Knowledge, overtly threatened, against the Company or any of the Material Company Subsidiaries, or against any property, asset, interest or

                                     A-I-10
right of any of them, that involve more than $100,000 in controversy, or that seek relief other than money damages from the Company or a Subsidiary, or that would have, either individually or in the aggregate, a Material Adverse Effect if adversely decided. Neither the Company nor any of the Material Company Subsidiaries is subject to any judgment, order, writ, injunction or decree that would have a Material Adverse Effect.

    4.13 CERTAIN INFORMATION. (a) When the Registration Statement (as defined in Section 6.4) to be filed with the SEC by Acquiror pursuant to Section 6.4 hereof or any post-effective amendment thereto shall become effective, and at all times subsequent to such effectiveness up to and including the Effective Time, such Registration Statement and all amendments or supplements thereto, with respect to all information set forth therein furnished by the Company relating to the Company or its Subsidiaries, shall comply as to form in all material respects with the provisions of all applicable securities laws. Any written information supplied or to be supplied by the Company specifically for inclusion in the Registration Statement will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made not misleading.

    (b) None of the information supplied or to be supplied by the Company for inclusion in the Information Statement (as defined in Section 6.4) shall, at the time such document is filed with the SEC and when it is first mailed to the shareholders of the Company, be false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. If at any time prior to the Effective Time any event occurs which should be described in the Information Statement or any supplement or amendment thereto, the Company will file and disseminate, as required, a supplement or amendment which complies as to form in all material respects with the provisions of all applicable securities laws. Prior to its filing with the SEC, the Information Statement and each amendment or supplement thereto shall be delivered to Acquiror and its counsel. All documents that the Company is responsible for filing with the SEC or any other Governmental Authority in connection with the transactions contemplated hereby shall comply as to form in all material respects with the provisions of applicable law and the applicable rules and regulations thereunder.

    4.14 NO BROKERS. The Company has not entered into any contract, arrangement or understanding with any Person or firm that may result in the obligation of the Company, Acquiror or Sub to pay any finder's fees, brokerage or agent's commissions or other like payments in connection with the negotiations leading to this Agreement or the consummation of the transactions contemplated hereby, except that the Company has retained Salomon Brothers Inc as its financial advisor (the "Company Financial Advisor"), which Financial Advisor may be entitled to an advisor fee of up to $3.0 million in connection with the transactions contemplated hereby. In addition, the Company may reimburse certain third parties for legal expenses incurred by such third parties not to exceed $250,000 in the aggregate.

    4.15 OPINION OF FINANCIAL ADVISOR. The Company has received the opinion of the Company Financial Advisor to the effect that, as of the date hereof, the consideration to be received by the holders of the Company Common Stock in the Merger is fair to such holders from a financial point of view. A copy of such opinion shall be delivered to Acquiror within 24 hours of its receipt by the Company.

    4.16 ENVIRONMENTAL. Except insofar as inaccuracies in the following statements would not have a Material Adverse Effect on the Company: (i) The properties owned or leased by the Company or any Subsidiary and properties formerly owned or leased by the Company or any Subsidiary for which the Company has contractual liability (the "Company Properties") are in compliance in all material respects with all applicable federal, state and local environmental and hazardous waste laws and regulations; (ii) no enforcement actions are pending or threatened against the Company or any Subsidiary and no notice of potential liability or administrative or judicial proceedings (including notices regarding clean up of off-site third party hazardous waste sites) has been received; (iii) there does not now exist on the Company Properties, and there has not occurred on, from or under the Company Properties, a material disposal or release of, Hazardous Substances, Hazardous Wastes or Contaminants; (iv) the Company Properties contain no unregistered underground storage tanks; (v) neither the Company nor any Subsidiary nor any of their respective predecessors has any contingent liability in connection with the release of any Hazardous Substances, Hazardous Wastes or Contaminants into the environment; (vi) all broadcast facilities operated

                                     A-I-11
by the Company or any Subsidiary are, and at all times prior hereto were, in compliance with all applicable rules and regulations relating to RF radiation produced by a broadcast station; and (vii) neither the Company or any Subsidiary nor any of their respective predecessors has (A) given any release or waiver of liability that would waive or impair any claim based on Hazardous Substances, Hazardous Wastes or Contaminants to any current or prior tenant or owner of any real property owned or leased at any time by either the Company or any Subsidiary or to any party who may be potentially responsible for the presence of Hazardous Substances, Hazardous Wastes or Contaminants on any such real property; or (B) made any promise of indemnification to any party regarding Hazardous Substances, Hazardous Wastes or Contaminants that may be located on any real property owned or leased at any time by either the Company or any Subsidiary or any of their respective predecessors. Section 4.16 of the Company Disclosure Memorandum contains a description of environmental indemnities of which either the Company or any Subsidiary is a beneficiary.

    4.17 PERSONNEL. (a) Except as disclosed in Sections 4.10 and 4.11 of the Company Disclosure Memorandum, or as required pursuant to Section 6.6(c) hereof, there is no employment agreement, employee benefit or incentive compensation plan or program or severance policy or program to which the Company or any Material Company Subsidiary is a party (i) that is or could, pursuant to its terms, be triggered or accelerated by reason of or in connection with the execution of this Agreement or the consummation of the transactions contemplated by this Agreement or (ii) which contains "change in control" provisions pursuant to which the payment, vesting or funding of compensation or benefits is or by reason of or in connection with the execution of or consummation of the transactions contemplated by this Agreement or the transactions contemplated by this Agreement.

    (b) Except as set forth on Section 4.11 of the Company Disclosure Memorandum, there are no labor disputes existing, or to the Company's Knowledge, threatened, involving strikes, work stoppages, slow downs or lockouts. There are no grievance proceedings or claims of unfair labor practices filed or, to the Company's Knowledge, threatened to be filed with the National Labor Relations Board against the Company or any Material Company Subsidiary. To the Company's Knowledge, there is no union representation or organizing effort pending or threatened against the Company or any Material Company Subsidiary. Neither the Company nor any Material Company Subsidiary has agreed to recognize any union or other collective bargaining unit except those governed by the terms of the agreements listed in Section 4.11 of the Company Disclosure Memorandum.

    4.18 TAKEOVER STATUTES. No "fair price", "moratorium", "control share acquisition" or other similar anti-takeover statute or regulation enacted under any federal or state or other foreign law, applicable to the Company is applicable to the Merger or the other transactions contemplated hereby.

    4.19 CASH FLOW. The sum of the Company's (i) operating income, (ii) amortization and depreciation and (iii) corporate, general and administrative expenses, each as reflected in the Company's Audited Statement of Operations contained in its Annual Report on Form 10-K for the fiscal year ended December 31, 1995, shall not be less than $52,711,000.

                                   ARTICLE 5
               REPRESENTATIONS AND WARRANTIES OF ACQUIROR AND SUB

    Except as set forth in the disclosure letter delivered at or prior to the execution hereof to the Company (the "Acquiror Disclosure Memorandum"), Acquiror and Sub represent and warrant to the Company as of the date of this Agreement as follows:

    5.1 ORGANIZATION AND STANDING. Each of Acquiror and Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of its incorporation. Each of Acquiror and Sub is duly qualified to do business, and in good standing, in the states of the United States in which the character of the properties owned or leased by it or in which the conduct of its business requires it to be so qualified, except where the failure to be so qualified or to be in good standing would not have a Material Adverse Effect. Acquiror has furnished to the Company complete and correct copies of its Articles of Incorporation

                                     A-I-12
and Code of Regulations as amended, through the date hereof. Such Articles of Incorporation and Code of Regulations are in full force and effect and no other organizational documents are applicable to or binding upon Acquiror.

    5.2 AUTHORIZATION, VALIDITY AND EFFECT. Each of Acquiror and Sub has the requisite corporate power and authority to execute and deliver this Agreement and all agreements and documents contemplated hereby to be executed and delivered by it, and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and such other agreements and documents, and the consummation of the transactions contemplated herein and therein, have been duly and validly authorized by all necessary corporate action in respect thereof on the part of each of Acquiror and Sub. This Agreement has been duly and validly executed and delivered by each of Acquiror and Sub and represents the legal, valid and binding obligation of each of Acquiror and Sub, enforceable against each of them in accordance with its terms.

    5.3 CAPITALIZATION. The authorized capital stock of Acquiror consists of 40,000,000 Common Shares, of which, as of February 1, 1996, 18,163,425 shares were issued and outstanding (the "Acquiror Common Stock"). The Automatic Conversion (as such term is defined in the Amended and Restated Articles of Acquiror) has occurred. Except as set forth in this Section 5.3 or Section 5.3 of the Acquiror Disclosure Memorandum, there are no shares of capital stock or other equity securities of Acquiror outstanding and there are no outstanding Equity Rights for additional shares of Acquiror Capital Stock. All of the issued and outstanding shares of Acquiror Common Stock are duly and validly issued and outstanding and are fully paid and nonassessable.

    5.4 NO CONFLICT; REQUIRED FILINGS AND CONSENTS. (a) None of the execution and delivery of this Agreement by Acquiror or Sub, nor the consummation by Acquiror or Sub of the transactions contemplated herein, nor compliance by Acquiror or Sub with any of the provisions hereof, will (i) conflict with or result in a breach of any provision of the articles of incorporation or by-laws or equivalent organizational documents of Acquiror or Sub, (ii) constitute or result in the breach of any term, condition or provision of, or constitute a default under, or give rise to any right of termination, cancellation or acceleration with respect to, or result in the creation of any lien, charge or encumbrance upon, any property or assets of Acquiror or Sub or, pursuant to any note, bond, mortgage, indenture, license, agreement, lease or other instrument or obligation to which either of them is a party or by which either of them or their respective properties or assets may be subject, and that would, in any such event, have a Material Adverse Effect, or (iii) subject to receipt of the requisite approvals referred to in subsection 5.4(b) of the Acquiror Disclosure Memorandum, to the actual knowledge of the officers of Acquiror listed in clause 5.4(a)(iii) of the Acquiror Disclosure Memorandum ("Acquiror's Knowledge"), violate any order, writ, injunction, decree, statute, rule or regulation of any Governmental Authority applicable to Acquiror, Sub or any of their respective properties or assets.

    (b) Other than (i) in connection or compliance with the provisions of applicable state and federal securities laws, and the rules and regulations of the SEC thereunder, including the registration of Warrants issuable in the Merger at the Effective Time pursuant to the Registration Statement, (ii) notices and completion of waiting periods under the HSR Act, (iii) applicable approvals of the FCC, (iv) filings with the Department of State of the State of Florida required to effect the Merger under the FBCA, (v) in connection or compliance with the applicable requirements of the Code and state, local and foreign tax laws, (vi) as set forth in subsection 5.4(b) of the Acquiror Disclosure Memorandum, and (vii) where the failure to give such notice, make such filing, or receive such authorization, exemption, consent or approval would not have a Material Adverse Effect, no notice to, filing with, authorization of, or exemption by, or consent or approval of any Governmental Authority is necessary for the consummation by Acquiror or Sub of the transactions contemplated in this Agreement.

    (c) The affirmative vote of the shares of Acquiror Common Stock beneficially owned by The Zell/ Chilmark Fund L.P. at a meeting of the shareholders of Acquiror duly called for such purpose is sufficient, and no further vote or consent of any class or series of capital stock of Acquiror is necessary, to approve the authorization for issuance by Acquiror of shares of Acquiror Common Stock and Warrants in an amount necessary for payment of the Merger Consideration.

                                     A-I-13

    5.5 ACQUIROR REPORTS; FINANCIAL STATEMENTS. (a) The Acquiror has filed all forms, reports and documents required to be filed by it with the SEC since January 1, 1994 (collectively, the "Acquiror Reports"). As of their respective dates, the Acquiror Reports and any such reports, forms and other documents filed by the Acquiror with the SEC after the date of this Agreement (i) complied when made, or shall comply when made, as to form in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the rules and regulations promulgated thereunder and (ii) did not when made, or shall not when made, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. The representation in clause (ii) of the preceding sentence does not apply to any misstatement or omission in any Acquiror Report filed prior to the date of this Agreement that was superseded by a subsequent Acquiror Report filed prior to the date of this Agreement.

    (b) The consolidated balance sheets of the Acquiror and its Subsidiaries as of December 31, 1993 and December 31, 1994 and the related statements of operations, changes in shareholders' equity and cash flows for the year ended December 31, 1994, together with the notes thereto, are included in the Acquiror's Annual Reports on Form 10-K for the fiscal years ended December 31, 1993 and December 31, 1994, respectively, as filed with the SEC, and the unaudited consolidated balance sheets of the Acquiror and its Subsidiaries as of March 31, 1995, June 30, 1995 and September 30, 1995, and the related unaudited statements of operations, changes in shareholders' equity and cash flows for the periods then ended are included in the Acquiror's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1995, June 30, 1995 and September 30, 1995, respectively, as filed with the SEC (together, the "Acquiror Financial Statements"). The Acquiror Financial Statements have been prepared in accordance with GAAP applied on a consistent basis (except as disclosed therein) and fairly present, in all material respects, the consolidated financial position and the consolidated results of operations, changes in shareholders' equity and cash flows of the Acquiror and its consolidated Subsidiaries as of the dates and for the periods indicated (subject, in the case of interim financial statements, to normal recurring year-end adjustments, none of which are expected to be material, and the absence of footnote disclosure). The Acquiror and its Subsidiaries do not have any material liabilities not disclosed on the Acquiror Financial Statements.

    5.6 LEGAL PROCEEDINGS. As of the date of this Agreement and except as set forth in Section 5.6 of the Acquiror Disclosure Memorandum, there are no actions, suits or proceedings instituted or pending, or to Acquiror's Knowledge, overtly threatened, against Acquiror or Sub, or against any property, asset, interest or right of any of them, that involve more than $100,000 in controversy, or that seek relief other than money damages from the Acquiror or any Subsidiary, or that would have, either individually or in the aggregate, a Material Adverse Effect on Acquiror if adversely decided. Neither Acquiror nor Sub is subject to any judgment, order, writ, injunction or decree that would have a Material Adverse Effect.

    5.7 CERTAIN INFORMATION. (a) When the Registration Statement or any post-effective amendment thereto shall become effective, and at times subsequent to such effectiveness up to and including the Effective Time, the Registration Statement and all amendments or supplements thereto, shall comply as to form in all material respects with the provisions of all applicable securities laws. If at any time prior to the Effective Time any event occurs which should be described in the Registration Statement or any supplement or amendment thereto, Acquiror will file and disseminate, as required, a supplement or amendment which complies as to form in all material respects with the provisions of all applicable securities laws. Prior to its filing with the SEC, the Registration Statement and each amendment or supplement thereto shall be delivered to the Company and its counsel. With respect to any information supplied by Acquiror, the Registration Statement will not, at the time the prospectus included therein is mailed to shareholders of the Company, and at the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

    (b) None of the information supplied or to be supplied by Acquiror or Sub for inclusion in the Information Statement shall, at the time such document is filed with the SEC or when it is first mailed to the shareholders of the Company, be false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. All documents that Acquiror or Sub are responsible for filing with the SEC or

                                     A-I-14
any other Governmental Authority in connection with the transactions contemplated hereby shall comply as to form in all material respects with the provisions of applicable law and the applicable rules and regulations thereunder.

    (c) When the Registration Statement or any post-effective amendment thereto shall become effective, and at times subsequent to such effectiveness up to and including the Effective Time, the Registration Statement and all amendments or supplements thereto, except with respect to information set forth therein provided by the Company, shall not be false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

    5.8 OWNERSHIP OF COMPANY COMMON STOCK. Except as set forth in Section 5.8 of the Acquiror Disclosure Memorandum, none of Acquiror nor, to Acquiror's Knowledge, any Affiliates (as defined below) of Acquiror or Sub, owns any shares of Company Common Stock or other securities convertible into shares of Company Common Stock. For purposes of this Agreement, an "Affiliate" of a specified
Person is a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified.

    5.9 MERGER SUB. Sub was formed solely for the purpose of engaging in the transactions contemplated hereby. Sub is, and shall be on the Closing Date, a wholly owned direct Subsidiary of Acquiror. Except for obligations or liabilities incurred in connection with its incorporation or organization, and the transactions contemplated hereby, Sub has not incurred any obligations or liabilities or engaged in any business or activities of any type or kind whatsoever or entered into any agreements or arrangements with any Person or entity.

    5.10   ACQUIROR'S  FINANCING.   Acquiror has  or will  have sufficient funds
available to consummate the transactions contemplated by this Agreement and to pay all transaction related fees and expenses.

    5.11 QUALIFICATION AS A LICENSEE. Acquiror will, from and after the date upon which Acquiror executes the applications described in subsection 6.8, be legally, financially and otherwise qualified under the Communications Law to be owner and operator of the properties and assets of the Surviving Corporation, any of its Material Company Subsidiaries, or any Station. Except as disclosed in
Section 5.11 of the Acquiror Disclosure Memorandum or in the Acquiror Reports, no fact exists that would under the Communications Law disqualify Acquiror as the owner and operator of the properties or assets of any Station.

    5.12 NO BROKERS. Neither Acquiror nor Sub has entered into a contract, arrangement or understanding with any Person or firm that may result in the obligation of Acquiror, Sub or the Company to pay any finder's fees, brokerage or agent's commissions or other like payments in connection with the negotiations leading to this Agreement or the consummation of the transactions contemplated hereby.

                                   ARTICLE 6
                            COVENANTS AND AGREEMENTS

    6.1 NO SOLICITATION AND OTHER ACTIONS. (a) From and after the date of this Agreement and except as set forth in subsection 6.1(b), the Company shall not, and the Company shall direct and use its reasonable best efforts to cause the officers, directors, employees, agents, advisors and other representatives of the Company not to, directly or indirectly, (i) solicit, initiate, knowingly encourage, or participate in discussions or negotiations regarding, any proposals  or  offers  from any  individual,  corporation,  partnership, limited liability corporation, joint venture, trust, association, unincorporated organization, other entity, group or Governmental Authority ("Person") relating to any Competing Transaction (as defined in subsection 6.1(c)) or (ii) furnish to any other Person any nonpublic information or access to such information with respect to, or otherwise concerning, any Competing Transaction. The Company shall immediately cease and cause to be

                                     A-I-15
terminated any existing discussions or negotiations with any third parties conducted heretofore with respect to any proposed Competing Transaction. The Company shall promptly disclose the identity of any Person who attempts to initiate any discussions contemplating a Competing Transaction.

    (b) Notwithstanding anything to the contrary contained in this Section 6.1 or in any other provision of this Agreement, until the consents required by the Stockholders Agreement have been duly executed and delivered, the Company shall not be prohibited by this Agreement from (i) participating in discussions or negotiations with, and, during such period, the Company may furnish information to, a Person that seeks to engage in discussions or negotiations, requests information or makes a proposal to acquire the Company pursuant to a Competing Transaction, if the Company's directors determine in good faith that such action is required for the discharge of their fiduciary obligations, based upon the written advice of independent legal counsel, who may be the Company's regularly engaged legal counsel (a "Director Duty"); (ii) complying with Rule 14d-9 or Rule 14e-2 promulgated under the Exchange Act with regard to a tender or exchange offer; (iii) making any disclosure to the Company's shareholders in accordance with a Director Duty; (iv) failing to make, modifying or amending its recommendations, consents or approvals referred to herein in accordance with a Director Duty; or (v) terminating this Agreement and entering into an agreement providing for a Competing Transaction in accordance with a Director Duty. In the event that the Company or any of its officers, directors, employees, agents, advisors or other representatives participate in discussions or negotiations with, or furnish information to a Person that seeks to engage in such discussions or negotiations, requests information or makes a proposal to acquire the Company pursuant to a Competing Transaction pursuant to this subsection 6.1(b), then: (i) the Company shall immediately disclose to the Acquiror the decision of the Company's directors; (ii) the identity of the Person; and (iii) copies of all information or material not previously furnished to Acquiror which the Company, or its agents, provides or causes to be provided to such Person or any of its officers, directors, employees, agents, advisors or representatives.

    (c) For the purposes of this Agreement, "Competing Transaction" shall mean any of the following involving the Company: (i) any merger, consolidation, share exchange, business combination or other similar transaction; (ii) any sale, lease, exchange, transfer or other disposition of all or substantially all of the assets of the Company and the Material Company Subsidiaries, taken as a whole, in a single transaction or series of related transactions; or (iii) any tender offer or exchange offer for shares of Company Common Stock.

    6.2 INTERIM OPERATIONS OF THE COMPANY. Prior to the Effective Time, except as contemplated by any other provision of this Agreement or as set forth in
Section 6.2 of the Company Disclosure Memorandum, unless Acquiror has previously consented in writing thereto (which consent may be withheld only after substantive discussions with representatives of the Company) the Company shall not, and shall not permit any of the Material Company Subsidiaries to:

        (a) grant any general increase in compensation or benefits to its employees or to its officers, except in the ordinary course consistent with past practice or as required by law; pay any bonus compensation except in the ordinary course consistent with past practice or in accordance with the provisions of any applicable program or plan adopted by the Board of Directors of the Company or such Material Company Subsidiary prior to the date hereof; enter into or amend the terms of any severance agreements with its officers; or effect any change in retirement benefits for any class of its employees or officers (unless such change is required by applicable law) that would materially increase the retirement benefit liabilities of the Company and the Material Company Subsidiaries on a consolidated basis; PROVIDED, HOWEVER, that nothing in this subsection (a) shall prevent the payment or other performance of any award or grant made prior to the date hereof and disclosed in the Company Reports filed prior to the date hereof, the Company Disclosure Memorandum or pursuant to this Agreement;

        (b) amend, alter or revise any existing employment contract, understanding, arrangement or agreement between the Company or any of the Material Company Subsidiaries and any Person receiving compensation (including salary and bonus) in excess of $150,000 per year (unless such amendment is required by law) to increase the compensation (including bonus) or benefits payable thereunder or pursuant thereto or enter into any new employment contract, understanding, arrangement or agreement with any Person having a salary thereunder in excess of $150,000 that the Company or such Material Company Subsidiary does not have the unconditional right to terminate without liability (other than liability for services already rendered) at any time on or after the Effective Time;

                                     A-I-16

        (c) adopt any new employee benefit plan or make any change in or to any existing Company ERISA Plans or Company Benefit Arrangements other than any such change that (i) is required by law, (ii) in the opinion of counsel is necessary or advisable to maintain the tax qualified status of any such, plan, or (iii) would not materially increase, in the aggregate, the employee benefit plan liabilities of the Company and the Material Company Subsidiaries, taken as a whole;

        (d) sell, lease or otherwise dispose of any of its assets (including capital stock of Material Company Subsidiaries) or acquire any business or assets, except in the ordinary course of business, in each case for an amount not exceeding $1,000,000;

        (e) incur any material amount of indebtedness for borrowed money or make any loans, advances or capital contributions to, or investments (other than non-controlling investments in the ordinary course of business) in, any other Person other than a Subsidiary of the Company, or issue or sell any debt securities, other than (i) borrowings in connection with acquisitions permitted by subsection 6.2(d), (ii) borrowings under existing lines of credit in the ordinary course of business not to exceed $5,000,000 in the aggregate at any time outstanding and (iii) borrowings made or indebtedness incurred to fund payments made in connection with the exercise of Options pursuant to Section 3.1(e).

        (f) except as set forth in subsection 6.2(f) of the Company Disclosure Memorandum, authorize, commit to or make capital expenditures in each case in an amount exceeding $6,000,000;

        (g) mortgage or otherwise encumber or subject to any Lien any material amount of properties or assets owned by the Company or any of the Material Company Subsidiaries as of the date of this Agreement except for such of the foregoing as are in the normal course of business;

        (h)   make  any  material  change   to  its  accounting  (including  tax
    accounting) methods, principles or practices, except as may be required by GAAP;

        (i) amend or propose to amend its articles of incorporation or by-laws or equivalent organizational documents;

        (j) declare or pay any dividend or distribution with respect to the Company Capital Stock;

        (k) except pursuant to Options already granted as of the date of this Agreement, issue, sell, deliver or agree to issue, sell, deliver (whether through issuance or granting of options, warrants, commitments, subscriptions or rights to purchase) any Company Capital Stock or split, combine, reclassify or subdivide the Company Capital Stock;

        (l) make any tax election or settle or compromise any material tax liability for an amount greater than reflected on the Company's Financial Statements;

        (m) except pursuant to Options already granted as of the date of this Agreement, directly or indirectly redeem, purchase or otherwise acquire any shares of its capital stock or other securities;

        (n) enter into any new lines of business or otherwise make material changes to the operation of its business;

        (o) except as to liabilities accrued on the books of the Company as of the date of this Agreement, pay or agree to pay in settlement or compromise of any suits or claims of liability against the Company, its directors, officers, employees or agents, more than an aggregate of $100,000 for all such suits and claims;

        (p) enter into any agreement providing the acceleration or payment or performance or other consequence as a result of a change in control of the Company;

        (q) purchase any radio or television stations, enter into any local marketing arrangements, joint sales agreement or similar agreements;

        (r) except as permitted under Sections 6.2(d), 6.2(e), 6.2(f) and 6.2(l), enter into any contract, agreement or understanding, whether in the ordinary course of business or not, which would be the type

                                     A-I-17
    of agreement which, if entered into prior to the date hereof, would have to be disclosed pursuant to Section 4.11 or which would obligate the Company or any Subsidiary to make payments of more than $150,000 per year;

        (s) take any action or agree, in writing or otherwise, to take any of the foregoing actions or any action which would make any representation or warranty in Article 4 hereof materially untrue or incorrect; or

        (t) commit to any of the foregoing.

    6.3 SHAREHOLDER APPROVAL. (a) With respect to the Company, this Agreement, the Merger, and the other transactions contemplated hereby are subject to approval of the shareholders of the Company, and in connection therewith, the Consenting Stockholders have entered into the Stockholders Agreement, which requires the Consenting Stockholders to execute written consents in favor of this Agreement and the Merger by 5:00 p.m. Eastern Standard Time on the thirtieth day after the execution of this Agreement by the Company unless the Agreement is terminated prior to such date.

    (b) The authorization for issuance of shares of Acquiror Common Stock and Warrants is subject to the approval of the shareholders of Acquiror and in connection therewith, Zell/Chilmark L.P., the holder of in excess of 69% of the outstanding Acquiror Common Stock has entered into the Jacor Shareholder
Agreement,  the form  of which  is attached  as Exhibit  6.3, pursuant  to which
Zell/Chilmark L.P. has granted an irrevocable proxy to the Company solely for the purpose of voting its shares of Acquiror Common Stock in favor of any proposal for the authorization for issuance of such number of shares of Acquiror Common Stock and Warrants as are necessary for payment of the Merger Consideration.

    (c) The Company and Acquiror shall each cause an information statement to be mailed to their respective shareholders, and the Company and Acquiror shall each furnish to the other all information concerning itself that the other may reasonably request in connection with the preparation, filing and mailing of such information statement.

    6.4 INFORMATION STATEMENT; REGISTRATION STATEMENT. (a) As soon as practicable following the date hereof, Acquiror and the Company shall cooperate to prepare promptly and file with the SEC an Information Statement with respect to the Merger (the "Information Statement") and a registration statement on Form S-4 relating to the Warrants issuable in the Merger at the Effective Time (the "Registration Statement"), subject, however, to deferral until such time as Acquiror and the Company may reasonably agree in writing. As soon as practicable following receipt of final comments from the staff of the SEC on the Information Statement and Registration Statement (or advice that such staff will not review such filing), Acquiror shall use its best efforts to have the Registration Statement declared effective by the SEC and to maintain the effectiveness of such Registration Statement until completion of the Merger. Promptly after the effectiveness of the Registration Statement, the Company shall mail the Information Statement to all holders of Company Common Stock and holders of Acquiror Common Stock. Acquiror and the Company shall cooperate with each other in the preparation of the Information Statement and the Registration Statement and shall advise the other in writing if, at any time prior to the Effective Time, any such party shall obtain knowledge of any facts that might make it necessary or appropriate to amend or supplement the Information Statement or the Registration Statement in order to make the statements contained or incorporated by reference therein not misleading or to comply with applicable law. Notwithstanding the foregoing, each party shall be responsible for the information and disclosures which it makes or incorporates by reference in all regulatory filings, the Information Statement and the Registration Statement.

    (b) Acquiror shall file, no later than the third business day following the Closing, a registration statement with the SEC relating to the issuance of shares of Acquiror Common Stock issuable upon exercise of the Warrants ("Warrant Shares") (such registration statement to be referred to herein as the "Warrant Shares Registration Statement"). Acquiror shall use its reasonable best efforts to have the Warrant Shares Registration Statement declared effective and to cause the issuance of Warrant Shares to be registered, qualified or exempted under applicable state securities laws as soon as is reasonably practicable. Acquiror shall use its reasonable best efforts to amend or supplement the Warrant Shares Registration Statement or the prospectus contained therein and to take such actions as may be necessary to cause the Warrant Shares

                                     A-I-18

Registration Statement to remain effective until the earlier of (i) the seventh anniversary of the Closing and (ii) the expiration or exercise of all outstanding Warrants. Prior to the Effective Time, Acquiror will exercise its reasonable best efforts to cause the Warrants to be included for trading in the National Association of Securities Dealers quotation system.

    6.5 NOTIFICATION. Each of the Company and Acquiror shall, after obtaining knowledge of the occurrence, non-occurrence or threatened occurrence or non-occurrence of any fact or event that would cause or constitute a material breach or failure of any of the representations and warranties, covenants or conditions set forth herein, or that would constitute or result in a Material Adverse Effect to such party, notify the other parties in writing thereof with reasonable promptness.

    6.6 EMPLOYEE BENEFITS. (a) For a period of at least two years after the Effective Time, Acquiror shall cause the Surviving Corporation and each Material Company Subsidiary to maintain compensation and benefit arrangements, plans and programs for the benefit of current, former and retired salaried employees of the Company and such subsidiaries and their respective predecessors that are, in the aggregate, considering all compensation and benefits, not less favorable than those provided by Acquiror or any of its Affiliates to their similarly situated current, former and retired salaried employees; provided, however, that nothing in this Agreement shall preclude or restrict the Surviving Corporation from terminating the employment of any employee.

    (b) If  any  salaried  employee  of the  Company  or  any  Material  Company
Subsidiary becomes a participant in any employee benefit plan, practice or policy of Acquiror, any of its Affiliates or the Surviving Corporation, Acquiror shall cause such employee to be given credit under such plan, practice or policy for all service prior to the Effective Time with the Company and its subsidiaries, or any predecessor employer, for all purposes (including eligibility, vesting and determination of benefits) for which such service is either taken into account or recognized.

    (c) Following the Effective Time, Acquiror shall, or shall cause the Surviving Corporation to, honor the terms of all consulting, employment, severance and similar agreements set forth in Section 4.11 of the Company Disclosure Memorandum that were in effect immediately prior to the date hereof. Within sixty days after the date hereof, the Company shall offer to enter into Employment Continuation Agreements which will be binding upon the Surviving Corporation with each of the persons and at the compensation listed on Exhibit 6.6(c) substantially in the forms attached hereto as Exhibit 6.6(c)(i) and
Exhibit 6.6.(c)(ii).

    6.7 INVESTIGATION AND CONFIDENTIALITY. Prior to the Effective Time, Acquiror and the Company each shall keep the other advised of all material developments relevant to the transactions contemplated hereby and may make or cause to be made such investigation, if any, of the business and properties of the other party and its subsidiaries and of their respective financial and legal condition as Acquiror or the Company reasonably deems necessary or advisable to familiarize itself and its advisors with such business, properties and other matters; PROVIDED, HOWEVER, that such investigation shall be reasonably related to the transactions contemplated hereby and shall not interfere unnecessarily with normal operations. Acquiror and, except as otherwise may be required by a Director Duty, the Company each agree to furnish the other party and the other party's advisors with such financial and operating data and other information with respect to its businesses, properties and employees as Acquiror or the Company shall from time to time reasonably request. All information furnished to the Company or Acquiror by the other party hereunder (including, without limitation, all environmental information obtained pursuant to Section 6.13 or otherwise) shall be maintained by such party pursuant to the terms of the confidentiality agreement (the "Confidentiality Agreement") between the Company and Acquiror dated February 1, 1996, which shall survive the execution of this Agreement and remain in full force and effect until the Effective Time.

    6.8 FILINGS; OTHER ACTION. Subject to the terms and conditions herein provided, the parties shall (a) within seven business days hereof make their respective filings and thereafter make any other required submissions under the HSR Act and the Communications Law; (b) use their reasonable best efforts to

                                     A-I-19
cooperate with each other in (i) determining which filings are required to be made prior to the Effective Time with, and which consents, approvals, permits or authorizations are required to be obtained prior to the Effective Time from, Governmental Authorities in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and (ii) timely making all such filings and timely seeking all such consents, approvals, permits or authorizations; and (c) use their reasonable best efforts to take, or cause to be taken, all other action and do, or cause to be done, all other things necessary, proper or appropriate to consummate and make effective the transactions contemplated by this Agreement and satisfy the conditions to the transactions contemplated hereby; PROVIDED, HOWEVER, that nothing in this
Section 6.8 shall require the Acquiror or Sub, or require the Acquiror or Sub to cause the Surviving Corporation, to divest or hold separate any Station or Stations, or asset or groups of assets, or enter into new arrangements or terminate any existing arrangement, or take any other specific action requested by any Governmental Authorities. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement, subject to the remaining provisions hereof, the officers and directors of the parties shall promptly take all such necessary action.

    6.9 INDEMNIFICATION AND INSURANCE. (a) For not less than six years following the Effective Time, Acquiror shall indemnify and hold harmless each present and former employee, agent, director or officer of the Company and its Subsidiaries ("Indemnified Parties") from and against any and all claims arising out of or in connection with activities in such capacity, or on behalf of, or at the request of, the Company, its Subsidiaries or their Affiliates, and shall advance expenses incurred with respect to the foregoing, as they are incurred, to the fullest extent permitted under applicable law; PROVIDED, HOWEVER, that if any claim or claims are asserted or made within such six-year period, all rights to indemnification in respect of such claims shall continue until the final disposition of any and all such claims.

    (b) Acquiror shall cause the Surviving Corporation to keep in effect provisions in the Company's Restated Articles of Incorporation and By-laws providing for exculpation of director and officer liability and its indemnification of or advancement of expenses to the Indemnified Parties to the fullest extent permitted under the FBCA, which provisions shall not be amended except as required by applicable law or except to make changes permitted by law that would enhance the Indemnified Parties' right of indemnification or advancement of expenses.

    (c) If, after the Effective Time, Acquiror or any of its successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers all or substantially all of its property and assets to any Person, then, in each such case, proper provision shall be made so that the successors and assigns of Acquiror assume all of the obligations set forth in this Section 6.9. The provisions of this Section 6.9 are intended to be for the benefit of, and shall be enforceable by each Person who is now, or has been at any time prior to the date of this Agreement, or who becomes prior to the Effective Time, an officer, director, employee or agent of the Company or any of its Subsidiaries (and their heirs and representatives).

    6.10 PUBLICITY. Acquiror and the Company shall each issue press releases relating to this Agreement. Each such release will be reviewed by the other party and all such initial press releases shall be mutually satisfactory to the parties. Thereafter the Company and Acquiror shall, subject to their respective legal obligations (including requirements of national securities exchanges and other similar regulatory bodies), consult with each other regarding the text of any press release before issuing any such press release with respect to the transactions contemplated hereby and in making any filings with any Governmental Authority or with any national securities exchange with respect thereto.

    6.11 TRANSFER TAXES. Acquiror shall pay any and all transfer taxes (including, without limitation, any real estate transfer taxes) incurred in connection with the Merger, whether such taxes are imposed on Acquiror, the Company, their respective Subsidiaries or their shareholders.

                                     A-I-20

    6.12 LETTER OF CREDIT. Simultaneously with the execution and delivery of the consents of the Consenting Stockholders in accordance with Section 6.3, the parties shall enter into the Letter of Credit Escrow Agreement substantially in the form attached hereto as Exhibit 6.13 (the "Letter of Credit Escrow Agreement"). Pursuant to the Letter of Credit Escrow Agreement, the Acquiror will deliver or cause to be delivered to the Escrow Agent (as defined in the Letter of Credit Escrow Agreement) an irrevocable letter of credit in the amount of $75,000,000 to be issued by an issuer reasonably acceptable to the Company (the "Letter of Credit"). The Letter of Credit shall be held and drawn on only as provided in Section 8.2(b) and in the Letter of Credit Escrow Agreement.

    6.13 ENVIRONMENTAL INSPECTION. Within 100 days of the date of this Agreement, Acquiror and Sub shall have the right, at their own expense, to cause the inspection of the properties of the Company and its subsidiaries to verify the accuracy of the Company's representations and warranties in Section 4.16. Any invasive testing or sampling, including, without limitation, testing of soil, ground or surface water, at any of such properties shall be conducted only following reasonable advance written notice to the Company and without any unreasonable interference with the conduct of the Company's business.

    6.14 ACKNOWLEDGEMENT OF CONSENTS. The Company shall promptly forward to Acquiror a copy of all consents received from the Consenting Stockholders and shall promptly acknowledge in writing to Acquiror that consents have been received from the holders of a majority of the outstanding voting stock of the Company and that accordingly the Agreement and Plan of Merger has been duly approved pursuant to Florida law.

    6.15 RULE 145 AFFILIATES. At least 40 days prior to the Closing, the Company shall deliver to Acquiror a letter identifying all persons who are, at the time the Consenting Stockholders approve this Agreement and the Merger, deemed to be "affiliates" of the Company for purposes of Rule 145 under the Securities Act (the "Rule 145 Affiliate"). The Company shall use its reasonable best efforts to cause each Rule 145 Affiliate to deliver to Acquiror at least 30 days prior to the Closing an agreement substantially in the form of Exhibit 6.15 to this Agreement.

    6.16 ACTIONS WITH RESPECT TO THE WARRANTS. If, after the date hereof and prior to issuance of the Warrants, Acquiror shall take any action which, if the Warrants had been issued and outstanding as of the date of any such action, would have required an adjustment in the exercise price of the Warrants or in the number of shares purchasable upon exercise of the Warrants, then the exercise price of the Warrants or such number of shares shall be adjusted upon issuance of the Warrants to give effect to the adjustment which would have been required as a result of such action.

                                   ARTICLE 7
                    CONDITIONS TO CONSUMMATION OF THE MERGER

    7.1 CONDITIONS TO OBLIGATIONS OF THE PARTIES. The respective obligations of the Company, Acquiror and Sub to effect the Merger shall be subject to the satisfaction or waiver at or prior to the Closing of each of the following conditions:

        (a) This Agreement and the transactions contemplated hereby shall have been approved in the manner required by applicable law by the holders of a majority of the Company Common Stock as required by the Stockholders Agreement and by the holders of Acquiror Common Stock as required by the By-Laws of the National Association of Securities Dealers.

        (b) The waiting period applicable to the consummation of the Merger under the HSR Act shall have expired or been terminated.

        (c) None of the parties hereto shall be subject to any order or injunction of a court or Governmental Authority of competent jurisdiction that prohibits the consummation of the transactions contemplated by this Agreement. In the event any such order or injunction shall have been issued, each party agrees to use its reasonable best efforts to have any such order overturned or injunction lifted.

                                     A-I-21

        (d) All orders, approvals, and consents of the FCC required in connection with the consummation of the transactions contemplated hereby shall have been obtained or granted, whether or not any appeal or request for reconsideration of such order is pending, or whether the time for filing any such appeal or request for reconsideration or for any sua sponte action by the FCC has expired.

        (e) All consents, authorizations, orders and approvals of (or filings or registrations with) any Governmental Authority (other than the FCC) required in connection with the execution, delivery and performance of this Agreement shall have been obtained or made, except for filings in connection with the Merger and any other documents required to be filed after the Effective Time and except where the failure to have obtained or made any such consent, authorization, order, approval, filing or registration would not have a Material Adverse Effect on the Surviving Corporation following the Effective Time.

        (f) The Registration Statement shall have become effective in accordance with the provisions of the Securities Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued by the SEC and remain in effect.

    7.2   CONDITIONS  TO OBLIGATIONS  OF THE  COMPANY.   The obligations  of the
Company to effect the Merger shall be subject to the satisfaction or waiver at or prior to the Closing of each of the following additional conditions:

        (a) The representations and warranties of Acquiror and Sub set forth in this Agreement shall be true and correct in all respects as of the date of this Agreement and as of the Effective Time with the same effect as though all such representations and warranties had been made on and as of the Effective Time (except for any such representations and warranties made as of specified date, which shall be true and correct in all respects as of such date), except to the extent that the aggregate effect of the inaccuracies in such representations and warranties as of the applicable times (each considered without any exclusions for lack of Material Adverse Effect set forth in the individual representation or warranty) does not constitute a Material Adverse Effect on Acquiror when compared to the state of facts which would exist if all such representations and warranties were true in all respects as of the applicable times.

        (b) Each of the agreements and covenants of Acquiror and Sub to be performed and complied with by Acquiror and Sub pursuant to this Agreement prior to the Effective Time shall have been duly performed and complied with in all material respects.

        (c) Acquiror shall have delivered to the Company a certificate, dated as of the Closing Date and signed on its behalf by its chief executive officer and its chief financial officer, as to the satisfaction by it of the conditions set forth in subsections 7.2(a) and 7.2(b).

    7.3   CONDITIONS  TO OBLIGATIONS  OF ACQUIROR AND  SUB.   The obligations of
Acquiror and Sub to effect the Merger shall be subject to the satisfaction or waiver at or prior to the Closing of the following conditions:

        (a) The representations and warranties of the Company set forth in this Agreement shall be true and correct in all respects as of the date of this Agreement and as of the Effective Time with the same effect as though all such representations and warranties had been made on and as of the Effective Time (except for (i) any such representations and warranties made as of specified date, which shall be true and correct in all respects as of such date) and (ii) the representations and warranties in Section 4.16, the accuracy of which shall be tested pursuant to Section 8.1(i) and therefore shall not be a condition to the obligations of Acquiror and Sub to effect the Merger), except to the extent that the aggregate effect of the inaccuracies in such representations and warranties as of the applicable times (each considered without any exclusions for lack of Material Adverse Effect set forth in the individual representation or warranty) does not constitute a Material Adverse Effect on the Company when compared to the state of facts which would exist if all such representations and warranties were true in all respects as of the applicable times.

        (b) Each of the agreements and covenants of the Company to be performed and complied with by the Company pursuant to this Agreement prior to the Effective Time shall have been duly performed and complied with except to the extent that the aggregate effect of any non-performance or noncompliance by the Company (each considered without any exclusions for lack of Material Adverse Effect set

                                     A-I-22
    forth in the individual covenant or agreement) does not constitute a Material Adverse Effect on the Company when compared to the state of facts which would exist if all such agreements and covenants had been performed and complied with by the Company.

        (c) From the date of this Agreement through June 30, 1996, the Cash Flow (as defined in Section 7.3 of the Company Disclosure Memorandum) of the Company shall have been at least 90% of that projected in the forecast set forth in Section 7.3 of the Company Disclosure Memorandum (the "Forecast"), and from July 1, 1996 through September 30, 1996 (or through the end of the month preceding the month in which the Closing occurs if the Closing occurs after August 1, 1996, but earlier than September 30, 1996), the Cash Flow of the Company shall have been at least 75% of that projected in the Forecast.

        (d) The Company shall have delivered to Acquiror a certificate, dated as of the Closing Date and signed on its behalf by its chief executive officer and its chief financial officer, as to the satisfaction by it of the conditions set forth in subsections 7.3(a), 7.3(b) and 7.3(c).

                                   ARTICLE 8
                            TERMINATION OF AGREEMENT

    8.1   TERMINATION.   Notwithstanding any other  provision of this Agreement,
this Agreement may be terminated at any time prior to the Effective Time:

        (a) by mutual written consent of the Company and Acquiror;

        (b) by the Company or Acquiror, upon written notice to the other party, if the Merger shall not have been consummated on or prior to May 31, 1997 (the "Outside Date"), unless such failure of consummation shall be due to the failure of the party seeking such termination to perform or observe in all material respects the covenants and agreements hereof to be performed or observed by such party;

        (c) by the Company or Acquiror, upon written notice to the other party, if a Governmental Authority of competent jurisdiction shall have issued an injunction, order or decree enjoining or otherwise prohibiting the consummation of the transactions contemplated by this Agreement, and such injunction, order or decree shall have become final and non-appealable or if a Governmental Authority has otherwise made a final determination that any required Regulatory Authorization would not be forthcoming; PROVIDED, HOWEVER, that the party seeking to terminate this Agreement pursuant to this clause has used all required efforts as specified in Section 6.8 to remove such injunction, order or decree;

        (d) by the Company or Acquiror, if any condition to such party's obligations to consummate the transactions contemplated hereby is incapable of being satisfied on or prior to the Outside Date; PROVIDED, HOWEVER, that
    (i) the terminating party has not breached the terms of this Agreement; (ii) if the Company is the terminating party, the Consenting Stockholders have not breached the terms of the Stockholders Agreement; and (iii) if Acquiror is the terminating party, Zell/Chilmark Fund L.P. has not breached the terms of the Jacor Shareholders Agreement, in each case in any manner that proximately contributes to the failure to consummate the Merger by the Outside Date;

        (e) by the Company or Acquiror, if the FCC shall have issued an order or ruling or taken other action denying approval of the transactions contemplated by this Agreement, and such order, ruling or other action shall have become final and non-appealable; PROVIDED, HOWEVER, that the party seeking to terminate this Agreement pursuant to this clause has used all required efforts as specified in Section 6.8 to obtain such FCC approval;

        (f) by the Company, if prior to the delivery of the consents of the Consenting Stockholders delivered pursuant to the Stockholder Agreement, the Board of Directors of the Company determines in accordance with a Director Duty that such termination is required by reason of a Competing Transaction being proposed;

                                     A-I-23

        (g) by the Company or Acquiror, if prior to the delivery of the consents of the Consenting Stockholders delivered pursuant to the Stockholders Agreement, the Board of Directors of the Company shall have withdrawn or modified in a manner materially adverse to Acquiror its approval of the adoption of this Agreement or the approval of the Merger, because the Board of Directors has determined to recommend to the Company's shareholders or approve a Competing Transaction, in accordance with a Director Duty;

        (h) by Acquiror, if any Consenting Stockholder shall have breached any material representation or warranty, or failed to perform any covenant or duty contained in, the Stockholders Agreement, other than a breach or noncompliance that would not materially affect the benefits Acquiror is receiving from the Stockholders Agreement;

        (i) by Acquiror, within 100 days of the date of this Agreement, if Acquiror reasonably believes, on the basis of the inspection conducted pursuant to Section 6.13, that the Company's representations and warranties in Section 4.16 are not true and correct both as of the date of this Agreement and at all times within 100 days after the date of this Agreement;

        (j) by Acquiror, within 20 days of the date of this Agreement, if (i) the termination, if any, of any of the Undisclosed Contracts because of the consummation of the Merger would constitute a Material Adverse Effect on the Company or (ii) any or all of the Undisclosed Contracts constitute a Material Adverse Effect on the Company when compared to the state of facts which would exist if the Company were not a party to any or all of the Undisclosed Contracts; or

        (k) by the Company if (i) Zell/Chilmark Fund L.P. shall have breached any material representation or warranty, or failed to perform any covenant or duty contained in, the Jacor Shareholders Agreement, other than a breach or noncompliance that would not materially affect the benefits the Company is receiving from the Jacor Shareholders Agreement, or (ii) in the event that all required authorizations of the shareholders of Acquiror to effect the transactions contemplated by this Agreement shall not be obtained.

    8.2 EFFECT OF TERMINATION. (a) In the event that (i) this Agreement is terminated pursuant to clause 8.1(f), clause 8.1(g), or clause 8.1(h) and (ii) at the time of termination, there has been no misrepresentation by or breach of any obligation of Acquiror or Sub under this Agreement other than a breach of or noncompliance with any obligation which would not constitute a Material Adverse Effect on Acquiror, then the Company shall pay the Acquiror a fee of $20,000,000, which amount shall be payable by wire transfer of same day funds within two business days after the date this Agreement is terminated. Such amount shall be in addition to the amounts payable by certain of the Consenting Stockholders to the Acquiror pursuant to the Stockholders Agreement.

    (b) If after the execution of the Letter of Credit Escrow Agreement and the issuance of the Letter of Credit this Agreement is terminated: (i) pursuant to
Section 8.1(b), except if there has been a failure to satisfy any of the conditions specified in Section 7.3; (ii) pursuant to Section 8.1(c); (iii) by the Company, pursuant to Section 8.1(d); (iv) pursuant to Section 8.1(e); or (v) pursuant to Section 8.1(k), then the Company shall be permitted to draw on the Letter of Credit. The Company shall not be permitted to draw on the Letter of Credit under any other circumstances. The obligations of the parties to this Agreement under the last sentence of Section 6.7 and under Sections 8.2 and 9.1 shall survive any termination of this Agreement.

    (c) From and after the execution of the Letter of Credit Escrow Agreement and the issuance of the Letter of Credit and except as set forth in Section 8.2(d), the right to terminate this Agreement and receive $75 million pursuant to a draw on the Letter of Credit under the circumstances permitted in Sections
8.1 and 8.2(b) shall be the Company's exclusive remedy and $75 million shall be the maximum measure of damages for any claim the Company might have against Acquiror or its Affiliates in connection with the transactions contemplated by this Agreement, including without limitation, any claim for breach or nonperformance of this Agreement or any tort claim.

    (d) If (i) the Merger has not been consummated, (ii) this Agreement has not been terminated by the Company, (iii) the Letter of Credit Escrow Agreement has been executed and the Letter of Credit has been

                                     A-I-24
issued, and (iv) the Company believes that Acquiror has wilfully breached this Agreement, the Company may choose to irrevocably waive the right to draw on the Letter of Credit and instead bring an action against Acquiror or its Affiliates for such alleged wilful breach of this Agreement (a "Letter of Credit Waiver"). A Letter of Credit Waiver must be made in writing and delivered by the Company to Acquiror and the Escrow Agent (as defined in the Letter of Credit Escrow Agreement). If the Company makes a Letter of Credit Waiver, the Company and the Acquiror will take all necessary steps to cancel the Letter of Credit.

    (e) Prior to the execution of the Letter of Credit Escrow Agreement and the issuance of the Letter of Credit, the Company's sole remedies in connection with the transactions contemplated in this Agreement shall be to terminate this Agreement (if permitted under Section 8.1) and/or bring an action against Acquiror or its Affiliates for wilful breach of this Agreement if the Company believes that Acquiror has wilfully breached this Agreement; PROVIDED, HOWEVER, that the bringing of such an action shall not affect Acquiror's right to immediately receive any fee it is entitled to under Section 8.2(a) and that if such a lawsuit is brought or the Company exercises such a right of termination, the Letter of Credit Escrow Agreement shall not be executed and the Letter of Credit shall not be issued.

                                   ARTICLE 9
                           MISCELLANEOUS AND GENERAL

    9.1 EXPENSES. Whether or not the Merger is consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses except as expressly provided herein and except that (a) the filing fee in connection with the HSR Act filing, (b) the filing fee in connection with the filing of the Information Statement with the SEC, (c) the filing fees in connection with necessary applications to the FCC, and (d) the expenses incurred in connection with printing and mailing the Information Statement shall be shared equally by the Company and Acquiror.

    9.2 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but shall not be assignable by any party hereto without the prior written consent of the other parties hereto, provided however that Acquiror may assign its rights under this Agreement to an Affiliate at any time and to a non-Affiliate if the Acquiror, in its sole discretion, determines that it is appropriate to do so because of difficulties encountered in satisfying the conditions in Article 7 of this Agreement. Any such assignment shall not affect Acquiror's liability hereunder.

    9.3   THIRD PARTY  BENEFICIARIES.   Except as  set forth  in Article  3  and
Sections 6.4(b), 6.6 and 6.9 (all of which shall inure to the benefit of the persons or entities benefitting from the provisions thereof, which persons are intended to be third party beneficiaries thereof), each party hereto intends that this Agreement shall not benefit or create any right or cause of action in or on behalf of any Person other than the parties hereto.

    9.4 NOTICES. Any notice or other communication provided for herein or given hereunder to a party hereto shall be sufficient if in writing, and sent by facsimile transmission (electronically confirmed), delivered in Person, mailed by first class registered or certified mail, postage prepaid, or sent by Federal Express or other overnight courier of national reputation, addressed as follows:

       If to Acquiror or Sub:
           Randy Michaels
            Jacor Communications, Inc.
            1300 PNC Center
            201 East Fifth Street
            Cincinnati, Ohio 45202
            Facsimile: (513) 621-0090

                                     A-I-25
       with a copy to:
           Thomas W. Kahle, Esq.
            Graydon, Head & Ritchey
            1900 Fifth Third Center
            511 Walnut Street
            Cincinnati, Ohio 45202
            Facsimile: (513) 651-3836

       AND

       Scott J. Davis, Esq.
            Mayer, Brown & Platt
            190 South LaSalle Street
            Chicago, Illinois 60603
            Facsimile: (312) 701-7711

       If to the Company:
           Citicasters Inc.
            One East Fourth Street
            Cincinnati, Ohio 45202
            Facsimile: (513) 562-8075

       with a copy to:
           Jones, Day, Reavis & Pogue
            North Point
            901 Lakeside Avenue
            Cleveland, Ohio 44114
            Attn: Lyle G. Ganske, Esq.
            Facsimile: (216) 579-0212

or to such other address with respect to a party as such party shall notify the other parties in writing as above provided.

    9.5 COMPLETE AGREEMENT. This Agreement, the Company Disclosure Memorandum, the Acquiror Disclosure Memorandum and the other documents and agreements delivered by the parties in connection herewith, together with the Confidentiality Agreement, contain the complete agreement among the parties hereto with respect to the Merger and the other transactions contemplated hereby and thereby and supersede all prior agreements and understandings among the parties hereto with respect thereto.

    9.6 CAPTIONS; REFERENCES. The captions contained in this Agreement are for convenience of reference only and do not form a part of this Agreement. When a reference is made in this Agreement to a clause, a Section, a subsection or an Article, such reference shall be to such clause, Section, subsection or Article of this Agreement unless otherwise indicated.

    9.7 AMENDMENT. At any time, the parties hereto, by action taken by their respective Board of Directors or pursuant to authority delegated by their respective Boards of Directors, may amend this Agreement; PROVIDED, HOWEVER, that no amendment after approval by the shareholders of the Company shall be made that changes in a manner adverse to such shareholders the Merger Consideration without the further approval of such shareholders. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

    9.8 WAIVER. At any time prior to the Effective Time, the parties hereto may (a) extend the time for the performance of any of the obligations or other acts of the parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, or
(c) waive compliance with any of the agreements or conditions contained herein, to the extent permitted by applicable law. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a writing signed on behalf of such party.

                                     A-I-26

    9.9 GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida, without regard to its rules of conflict of laws.

    9.10 NON-SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS. Except as set forth in this Section 9.10, no representation, warranty or covenant contained in this Agreement shall survive the Merger or, except as set forth in
Section 8.2, the earlier termination of this Agreement. The obligations set forth in Article 3 and Sections 6.4(b), 6.6, 6.9 and 6.11 shall survive the Merger.

    9.11 SEVERABILITY. Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

    9.12 ENFORCEMENT OF AGREEMENT. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement was not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which they are entitled at law or in equity.

    9.13    COUNTERPARTS.    This  Agreement may  be  executed  in  two  or more
counterparts, each of which shall be deemed an original but all of which shall constitute but one instrument.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date and year first above written.

                                          CITICASTERS INC.

                                          By:         /s/ JOHN P. ZANOTTI

                                          --------------------------------------
                                          Its:     PRESIDENT AND CHIEF EXECUTIVE
                                          OFFICER

                                          --------------------------------------

                                          JACOR COMMUNICATIONS, INC.

                                          By:         /s/ RANDY MICHAELS

                                          --------------------------------------
                                          Its:            PRESIDENT AND CO-CHIEF
                                          OPERATING OFFICER

                                          --------------------------------------

                                          JCAC, INC.

                                          By:         /s/ RANDY MICHAELS

                                          --------------------------------------
                                          Its:            PRESIDENT AND CO-CHIEF
                                          OPERATING OFFICER

                                          --------------------------------------

                                     A-I-27

                             INDEX OF DEFINED TERMS

                                                                                                                PAGE
                                                                                                                -----
Acquiror...................................................................................................           1
Acquiror Common Stock......................................................................................          13
Acquiror Disclosure Memorandum.............................................................................          12
Acquiror Financial Statements..............................................................................          14
Acquiror Reports...........................................................................................          14
Acquiror's Knowledge.......................................................................................          13
Affiliate..................................................................................................          15
Agreement..................................................................................................           1
Articles of Merger.........................................................................................           2
Benefit Plans..............................................................................................           9
Cash Consideration.........................................................................................           2
Certificates...............................................................................................           2
Class B Shares.............................................................................................           5
Closing....................................................................................................           1
Closing Date...............................................................................................           1
Code.......................................................................................................           6
Communications Law.........................................................................................           6
Company....................................................................................................           1
Company Capital Stock......................................................................................           5
Company Common Stock.......................................................................................           2
Company Contracts..........................................................................................          10
Company Disclosure Memorandum..............................................................................           4
Company Financial Advisor..................................................................................          11
Company Financial Statements...............................................................................           7
Company Preferred Shares...................................................................................           5
Company Properties.........................................................................................          11
Company Reports............................................................................................           6
Company's Knowledge........................................................................................           7
Competing Transaction......................................................................................          16
Confidentiality Agreement..................................................................................          19
Consenting Stockholders....................................................................................           1
Director Duty..............................................................................................          16
Effective Time.............................................................................................           2
Employee pension benefit plan..............................................................................           9
Employee welfare benefit plan..............................................................................           9
Equity Rights..............................................................................................           5
ERISA......................................................................................................           9
Exchange Act...............................................................................................           7
Exchange Agent.............................................................................................           3
FBCA.......................................................................................................           1
FCC........................................................................................................           6
Funds......................................................................................................           3
GAAP.......................................................................................................           7
Governmental Authority.....................................................................................           6
HSR Act....................................................................................................           6
Indemnified Parties........................................................................................          20
Information Statement......................................................................................          18
Letter of Credit...........................................................................................          21
Letter of Credit Escrow Agreement..........................................................................          21

                                     A-I-28

                                                                                                                PAGE
                                                                                                                -----
Liens......................................................................................................           8
Material Adverse Effect....................................................................................           4
Material Company Subsidiaries..............................................................................           5
Merger.....................................................................................................           1
Merger Consideration.......................................................................................           3
Multiemployer plan.........................................................................................           9
Multiemployer plans........................................................................................           9
Option.....................................................................................................           3
Outside Date...............................................................................................          23
Person.....................................................................................................          15
Plan.......................................................................................................           9
Plans......................................................................................................           9
Registration Statement.....................................................................................          18
Retirement Plans...........................................................................................           9
Rule 145 Affiliates........................................................................................          21
SEC........................................................................................................           6
Securities Act.............................................................................................           7
SFB Plans..................................................................................................           9
Station Licenses...........................................................................................           8
Stations...................................................................................................           8
Stock Option Plans.........................................................................................           3
Stockholders Agreement.....................................................................................           1
Sub........................................................................................................           1
Subsidiary.................................................................................................           6
Surviving Corporation......................................................................................           1
Undisclosed Contracts......................................................................................          10
Warrant....................................................................................................           2
Warrant Consideration......................................................................................           2
Warrant Shares.............................................................................................          18
Warrant Shares Registration Statement......................................................................          18

                                     A-I-29

                                                                        ANNEX II

                          JACOR SHAREHOLDERS AGREEMENT

    THIS SHAREHOLDERS AGREEMENT, dated as of February 12, 1996, is among Citicasters Inc., a Florida corporation ("Citicasters"), and the Zell/Chilmark Fund L.P., a Delaware limited partnership ("ZCF").

    WHEREAS, Jacor Communications, Inc., an Ohio corporation (the "Company"), JCAC, Inc., a Florida corporation ("Acquisition") and Citicasters are, concurrently with the execution of this Agreement, entering into an Agreement and Plan of Merger (the "Merger Agreement"), which provides, among other things, upon the terms and subject to the conditions thereof, that Acquisition will be merged with and into Citicasters in accordance with the Florida Business Corporation Act (the "Merger") such that each share of Class A Common Stock, par value $.01 per share, of Citicasters (the "Shares") issued and outstanding immediately prior to the effective time of the Merger (other than Shares owned by Citicasters, the Company, Acquisition or any direct or indirect subsidiary of Citicasters, the Company or Acquisition, and any Shares held in the treasury of the Company) will be converted into the right to receive the Merger Consideration (as defined in the Merger Agreement);

    WHEREAS, ZCF owns in excess of 69.0% of the outstanding shares (the "ZCF Shares") of the Company's common stock, without par value ("Common Stock"); and

    WHEREAS, in order to induce Citicasters to enter into the Merger Agreement, ZCF has agreed to enter into this Agreement.

    NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, ZCF and Citicasters hereby agree as follows.

    Section 1.   REPRESENTATIONS  AND WARRANTIES  OF ZCF.   ZCF  represents  and
warrants to Citicasters as follows:

        (a) ZCF is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware.

        (b) ZCF has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

        (c) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by ZCF and no other proceedings on the part of ZCF are necessary to authorize this Agreement or to consummate the transactions so contemplated.

        (d) This Agreement has been duly and validly executed and delivered by ZCF and constitutes a legal, valid and binding agreement of ZCF enforceable against ZCF in accordance with its terms, except that the enforceability hereof may be subject to applicable bankruptcy, insolvency or other similar laws now or hereinafter in effect, affecting creditors' rights generally.

        (e) For so long as this Agreement is in effect, ZCF hereby grants Citicasters an irrevocable proxy and irrevocably appoints Citicasters or its designees, with full power of substitution, its attorney and proxy to vote all the ZCF Shares, and any shares of Common Stock hereafter acquired by ZCF, at any meeting of the shareholders of the Company, however called, in favor of any proposal to approve for issuance shares of Common Stock and warrants to purchase shares of Common Stock, in each case, in an amount necessary for the payment of the Merger Consideration pursuant to the Merger Agreement, and if required, the adoption of the Merger Agreement and the approval of the Merger. This Agreement does not grant to Citicasters or its designees any right to vote on any other matters which may be presented to the Company's shareholders at such meeting. The proxy granted hereby shall be deemed to be a proxy coupled with an interest for purposes of Section 1701.48(D) of the Ohio Revised Code.

                                     A-II-1

        (f) For so long as this Agreement is in effect, in any meeting of the stockholders of the Company, however called, ZCF shall vote or cause to be voted all of the ZCF Shares, and any shares of Common Stock hereafter acquired by ZCF, in favor of any proposal to approve for issuance shares of Common Stock and warrants to purchase shares of Common Stock, in each case, in an amount necessary for the payment of the Merger Consideration pursuant to the Merger Agreement.

        (g) As of the date of this Agreement, ZCF is the beneficial owner of at least 69.0% of the outstanding shares of Common Stock.

    Section 2. SPECIFIC PERFORMANCE. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

    Section 3. EXPENSES. Each party shall bear its own expenses and costs in connection with this Agreement and the transactions contemplated hereby.

    Section 4. AMENDMENT; ASSIGNMENT. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto. No party may assign any of its rights or obligations under this Agreement without the prior written consent of the other party.

    Section 5. PARTIES IN INTEREST. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and its successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

    Section 6. NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile or by registered or certified mail (postage prepaid, return receipt requested), to the other party as follows:

       (a) If to ZCF, to:

           David J. Rosen
            Zell/Chilmark Fund L.P.
            Two North Riverside Plaza
            Suite 1900
            Chicago, Illinois 60606
            Facsimile: (312) 902-1573

       with a copy to:

           Thomas W. Kahle, Esq.
            Graydon, Head & Ritchey
            1900 Fifth Third Center
            511 Walnut Street
            Cincinnati, Ohio 45202
            Facsimile: (513) 651-3836

       AND

       Scott J. Davis, Esq.
            Mayer, Brown & Platt
            190 South LaSalle Street
            Chicago, Illinois 60603
            Facsimile: (312) 701-7711

                                     A-II-2

       (b) If to Citicasters, to:

           Samuel J. Simon, Esq.
            Citicasters Inc.
            Suite 600
            One East Fourth Street
            Cincinnati, Ohio 45202
            Facsimile: (513) 562-8075

       with a copy to:

           James C. Kennedy, Esq.
            American Financial Group, Inc.
            One East Fourth Street
            Suite 919
            Cincinnati, Ohio 45202
            Facsimile: (513) 579-2113

or to such other address as the person to whom notice is given may have previously furnished to the other in writing in the manner set forth above.

    Section 7. REASONABLE BEST EFFORTS. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things reasonably necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement.

    Section 8.    GOVERNING  LAW.   This  Agreement  shall be  governed  by  and
construed in accordance with the law of the State of Ohio, without regard to the principles of conflicts of law thereof.

    Section 9. TERMINATION. This Agreement shall terminate upon the earlier to occur of the consummation of the Merger or the termination of the Merger Agreement without the consummation of the Merger. No such termination shall relieve any party from liability for any breach of this Agreement.

    Section 10. SEVERABILITY. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity and enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or entity or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid and unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons, entities or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

    Section 11. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

    Section  12.   DESCRIPTIVE HEADINGS.   The  descriptive headings  herein are
inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

    Section 13.  COUNTERPARTS.   This Agreement may be  executed in two or  more
counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

                                     A-II-3

    IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its representatives thereunto duly authorized, all as of the day and year first above written.

                                          ZELL/CHILMARK FUND L.P.
                                          By: ZC, Inc.

                                          By:       /S/ SHELI Z. ROSENBERG

                                             -----------------------------------
                                              Name: Sheli Z. Rosenberg
                                              Title: Vice President

                                          CITICASTERS INC.

                                          By:         /S/ JOHN P. ZANOTTI

                                             -----------------------------------
                                              Name: John P. Zanotti
                                              Title: President and Chief
                                              Executive Officer

                                     A-II-4

                                                                       ANNEX III

                             STOCKHOLDERS AGREEMENT

    THIS STOCKHOLDERS AGREEMENT, dated as of February 12, 1996, is among JACOR COMMUNICATIONS, INC., an Ohio corporation ("Parent"), JCAC, INC., a Florida corporation and a wholly owned subsidiary of Parent ("Acquisition"), GREAT AMERICAN INSURANCE COMPANY, an Ohio corporation ("Seller A"), AMERICAN FINANCIAL CORPORATION, an Ohio corporation ("Seller B"), AMERICAN FINANCIAL ENTERPRISES, INC., a Connecticut corporation ("Seller C"), CARL H. LINDNER ("Seller D"), THE CARL H. LINDNER FOUNDATION, a charitable foundation ("Seller E") and S. CRAIG LINDNER ("Seller F"). Seller A, Seller B, Seller C, Seller D, Seller E and Seller F are sometimes individually referred to herein as a "Seller" and are sometimes collectively referred to herein as the "Sellers".

    WHEREAS, Parent, Acquisition, and Citicasters Inc., a Florida corporation (the "Company"), are, concurrently with the execution of this Agreement, entering into an Agreement and Plan of Merger (the "Merger Agreement"), which provides, among other things, upon the terms and subject to the conditions thereof, that Acquisition will be merged with and into the Company in accordance with the Florida Business Corporation Act (the "Merger") such that each share of Class A Common Stock, par value $.01 per share, of the Company (the "Shares") issued and outstanding immediately prior to the effective time of the Merger (other than Shares owned by the Company, Parent, Acquisition or any direct or indirect subsidiary of the Company, Parent or Acquisition, and any Shares held in the treasury of the Company) will be converted into the right to receive the Merger Consideration (as defined in the Merger Agreement);

    WHEREAS, each Seller owns the number of Shares (the "Seller's Shares") set forth on Schedule A hereto opposite the name of such Seller; and

    WHEREAS, in order to induce Parent and Acquisition to enter into the Merger Agreement, each Seller has agreed to enter into this Agreement.

    NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Parent, Acquisition and the Sellers hereby agree as follows.

    Section  1.    REPRESENTATIONS  AND  WARRANTIES  OF  SELLERS.    Each Seller
represents and warrants to Parent and Acquisition as follows:

        (a) Each of Seller A, Seller B and Seller C is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

        (b) Each of Seller A, Seller B, Seller C and Seller E has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

        (c) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the board of directors of each of Seller A, Seller B, Seller C and Seller E and no other proceedings on the part of any of Seller A, Seller B, Seller C or Seller E are necessary to authorize this Agreement or to consummate the transactions so contemplated.

        (d) This Agreement has been duly and validly executed and delivered by each Seller and constitutes a legal, valid and binding agreement of each Seller enforceable against each Seller in accordance with its terms, except that the enforceability hereof may be subject to applicable bankruptcy, insolvency or other similar laws now or hereinafter in effect affecting creditors' rights generally.

        (e) The execution, delivery and performance by the Sellers of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) contravene or conflict with the Certificate of Incorporation or By-Laws of any of Seller A, Seller B or Seller C or any organizational or

                                    A-III-1
    governing documents of Seller E; (ii) contravene or conflict with or constitute a violation of any provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to any Seller, any of their respective subsidiaries or any of their respective properties; (iii) conflict with, or result in the breach or termination of any provision of or constitute a default (with or without the giving of notice or the lapse of time or both) under, or give rise to any right of termination, cancellation, or loss of any benefit to which any Seller or any of its subsidiaries is entitled under any provision of any agreement, contract, license or other instrument binding upon such Seller, any of its subsidiaries or any of their respective properties, or allow the acceleration of the performance of, any obligation of any Seller or any of its subsidiaries under any indenture, mortgage, deed of trust, lease, license, contract, instrument or other agreement to which such Seller or any of its subsidiaries is a party or by which any Seller or any of its subsidiaries or any of their respective assets or properties is subject or bound; or (iv) result in the creation or imposition of any security interests, liens, claims, pledges, charges, voting agreements or other encumbrances of any nature whatsoever
    (collectively, "Liens") on any asset of any Seller or any of its subsidiaries, except in the case of clauses (ii), (iii) and (iv) for any such contraventions, conflicts, violations, breaches, terminations, defaults, cancellations, losses, accelerations and Liens which would not individually or in the aggregate materially interfere with the consummation of the transactions contemplated by this Agreement.

        (f) As of the date hereof, none of the Sellers and none of their respective properties is subject to any order, writ, judgment, injunction, decree, determination or award which would prevent or delay the consummation of the transactions contemplated hereby.

        (g) Each Seller has, and at all times between the date of this Agreement and the consummation of the Merger such Seller will have, (i) good and valid title to such Seller's Shares, free and clear of any Liens and (ii) the right to vote such Seller's Shares.

        (h) There are no options or rights to acquire, or any agreements to which any Seller is a party relating to, any Seller's Shares, other than this Agreement.

        (i) The Seller's Shares described in Schedule A represent all of the Shares beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by any of the Sellers.

    Section 2. REPRESENTATIONS AND WARRANTIES OF PARENT AND ACQUISITION. Each of Parent and Acquisition represents and warrants to the Sellers as follows:

        (a) Each of Parent and Acquisition is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

        (b) Each of Parent and Acquisition has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

        (c) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the board of directors of each of Parent and Acquisition and no other corporate proceedings on the part of Parent or Acquisition are necessary to authorize this Agreement or to consummate the transactions so contemplated.

        (d) This Agreement has been duly and validly executed and delivered by each of Parent and Acquisition and constitutes a legal, valid and binding agreement of each of Parent and Acquisition enforceable against each of Parent and Acquisition in accordance with its terms, except that the enforceability hereof may be subject to applicable bankruptcy, insolvency, or other similar laws, now or hereinafter in effect affecting creditors' rights generally.

    Section 3. NEGATIVE COVENANTS OF SELLERS. Except as provided for herein or in the Merger Agreement, each Seller agrees not to (either directly or indirectly):

        (a) sell, transfer, pledge, assign, hypothecate or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, pledge, assignment,

                                    A-III-2
    hypothecation or other disposition of such Seller's Shares (including, without limitation, through the disposition or transfer of control of another person) other than to an affiliate of Seller D that agrees to be bound by this Agreement;

        (b) grant any proxies with respect to such Seller's Shares, deposit such Seller's Shares into a voting trust or enter into a voting agreement with respect to any of such Seller's Shares; or

        (c) take any action which would make any representation or warranty of any Seller herein untrue or incorrect in any material respect.

    Section 4. NO SOLICITATION. (a) From and after the date of this Agreement and except as set forth in subsection 4.(b), the Sellers shall not, and the Sellers shall use their reasonable best efforts to cause the Company not to, directly or indirectly, (i) solicit, initiate, knowingly encourage, or participate in discussions or negotiations regarding, any proposals or offers from any individual, corporation, partnership, limited liability corporation, joint venture, trust, association, unincorporated organization, other entity, group or governmental authority ("Person") relating to any Competing Transaction (as defined in subsection 4.(c)) or (ii) furnish to any other Person any nonpublic information or access to such information with respect to, or otherwise concerning, any Competing Transaction. The Sellers shall immediately cease and cause to be terminated any existing discussions or negotiations with any third parties conducted heretofore with respect to any proposed Competing Transaction. The Sellers shall promptly disclose to Parent the identity of any Person who attempts to initiate any discussions contemplating a Competing Transaction.

    (b) Notwithstanding anything to the contrary contained in this Section 4 or in any other provision of this Agreement, until the consents required by Section 5 have been duly executed and delivered, the Sellers shall not be required to cause the Company to refrain from (i) participating in discussions or negotiations with, and, during such period, furnishing information to, a Person that seeks to engage in discussions or negotiations, requests information or makes a proposal to acquire the Company pursuant to a Competing Transaction, if the Company's directors have determined in good faith that such action is required for the discharge of their fiduciary obligations, based upon the written advice of independent legal counsel, who may be the Company's regularly engaged legal counsel (a "Director Duty"); or (ii) terminating this Agreement and entering into an agreement providing for a Competing Transaction in accordance with a Director Duty. In the event that the Sellers participate (directly or indirectly) in discussions or negotiations with, or furnish information to, a Person that seeks to engage in such discussions or negotiations, requests information or makes a proposal to acquire the Company pursuant to a Competing Transaction pursuant to this subsection 4.(b), then: (i) the Sellers shall immediately disclose to Parent the decision of the Company's directors; (ii) the identity of the Person; and (iii) copies of all information or material not previously furnished to Parent or Acquisition which the Sellers, the Company, or their respective agents provides or causes to be provided to such Person or any of its officers, directors, employees, agents, advisors or representatives.

    (c) For the purposes of this Agreement, "Competing Transaction" shall mean any of the following involving the Company: (i) any merger, consolidation, share exchange, business combination or other similar transaction; (ii) any sale, lease, exchange, transfer or other disposition of all or substantially all of the assets of the Company and its subsidiaries, taken as a whole, in a single transaction or series of related transactions; or (iii) any tender offer or exchange offer for Shares.

    Section 5. WRITTEN CONSENT. (a) Prior to the close of business on the thirtieth day following the date of this Agreement (the "Delivery Date"), unless the Merger Agreement has been terminated on or prior to the Delivery Date, each Seller will execute and deliver to the corporate secretary of the Company a written consent with respect to such Seller's Shares in the form attached hereto as Exhibit A, which written consent will not be withdrawn or revoked. Such written consents of the Sellers will constitute the irrevocable written consent of each of the Sellers with respect to his or its Seller's Shares to the approval and adoption of the Merger Agreement.

    (b) For so long as this Agreement is in effect, in any meeting of the stockholders of the Company, however called, and in any action by consent of the stockholders of the Company, each Seller shall vote or

                                    A-III-3
cause to be voted all of such Seller's Shares: (i) against any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or other obligation of any Seller under this Agreement or of the Company, Parent or Acquisition under the Merger Agreement;
(ii) against any action or agreement that would impede, interfere with or discourage the transactions contemplated by this Agreement or the Merger Agreement, including, without limitation: (1) any extraordinary corporate transaction, such as a merger, reorganization or liquidation involving the Company or any of its subsidiaries, (2) a sale or transfer of a material amount of assets of the Company, or any of its subsidiaries or the issuance of securities by the Company or any of its subsidiaries, (3) any change in the board of directors of the Company, (4) any change in the present capitalization or dividend policy of the Company (other than as contemplated by the Merger Agreement) or (5) any other material change in the Company's corporate structure or business; and (iii) in favor of any action or agreement that would further the consummation of the transactions contemplated by this Agreement or the Merger Agreement.

    Section 6. REGISTRATION AGREEMENT. Prior to the closing of the Merger, the parties will enter into an agreement providing for shelf registration of resale of the Warrants and the Warrant Shares (each as defined in the Merger Agreement) with terms and conditions customary for transactions that are similar to the Merger.

    Section 7. SPECIFIC PERFORMANCE. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

    Section 8. EXPENSES. Each party shall bear its own expenses and costs in connection with this Agreement and the transactions contemplated hereby.

    Section 9. AMENDMENT; ASSIGNMENT. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be assignable by the parties hereto; PROVIDED, HOWEVER, that this Agreement shall not be assignable by any Seller without the prior written consent of Parent other than to an affiliate of Seller D that agrees to be bound by this Agreement. No assignment hereunder will relieve any party to this Agreement of its obligations hereunder.

    Section 10. PARTIES IN INTEREST. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and its successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

    Section 11. NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile or by registered or certified mail (postage prepaid, return receipt requested), to the other party as follows:

       (a) If to Parent or Acquisition, to:

           Randy Michaels
            Jacor Communications, Inc.
            1300 PNC Center
            201 East Fifth Street
            Cincinnati, Ohio 45202
            Facsimile: (513) 621-0090

       with a copy to:

       Thomas W. Kahle, Esq.
            Graydon, Head & Ritchey
            1900 Fifth Third Center
            511 Walnut Street
            Cincinnati, Ohio 45202
            Facsimile: (513) 651-3836

                                    A-III-4
       and

           Scott J. Davis, Esq.
            Mayer, Brown & Platt
            190 South LaSalle Street
            Chicago, Illinois 60603
            Facsimile: (312) 701-7711

       (b) If to the Sellers, to:

           James C. Kennedy, Esq.
            American Financial Group, Inc.
            One East Fourth Street
            Suite 919
            Cincinnati, Ohio 45202
            Facsimile: (513) 579-2113

or to such other address as the person to whom notice is given may have previously furnished to the other in writing in the manner set forth above.

    Section 12. REASONABLE BEST EFFORTS. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things reasonably necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement.

    Section  13.   GOVERNING  LAW.   This  Agreement  shall be  governed  by and
construed in accordance with the law of the State of Florida, without regard to the principles of conflicts of law thereof.

    Section 14. TERMINATION. (a) This Agreement shall terminate upon termination of the Merger Agreement without the consummation of the Merger. No such termination shall relieve any party from liability for any breach of this Agreement.

    (b) If (i) the Merger Agreement is terminated pursuant to Sections 8.1(f), 8.1(g) or 8.1(h) of that Agreement and (ii) a transaction is consummated within eighteen months after the termination of the Merger Agreement that results (1) in the sale, exchange, conversion or other disposition (by merger or otherwise) of some or all of the Shares owned by Seller D or Seller F (2) a payment (by dividend or otherwise) to Seller D or Seller F following a sale of all or substantially all of the assets of the Company, a recapitalization, a restructuring or other similar event (in the case of (1) or (2), an "Other Transaction"), Seller D and Seller F shall, immediately after the consummation of the Other Transaction, pay to Parent a sum (the "Compensating Payment") equal to the number of Shares sold, exchanged, converted, or otherwise disposed or with respect to which Seller D or Seller F received a payment, in the Other Transaction multiplied by one half of the Per Share Difference. The Per Share Difference shall equal (x) the fair market value, valued as of the time the Other Transaction is consummated, of the consideration per Share received by Seller D or Seller F in the Other Transaction less (y) the expected fair market value per Share, valued as of December 1, 1996, that Seller D or Seller F would have received in the Merger. If Seller D, Seller F and Parent cannot agree on the amount of the Compensating Payment, Seller D and Seller F shall pay Parent immediately a sum equal to what Seller D and Seller F believe the Compensating Payment to be (the "Immediate Payment") plus interest at 9% per year on the Immediate Payment for the period between the time the Other Transaction is consummated and the time the Immediate Payment is made, and the final amount of the Compensating Payment shall be determined in accordance with the commercial arbitration rules of the American Arbitration Association by an arbitrator or arbitrators appointed in accordance with such rules. Such arbitration shall take place in Cincinnati, Ohio, and judgment upon any award rendered in such arbitration may be entered in any court of appropriate jurisdiction; the parties hereto consent to the entry of such judgment and agree that no appeal shall be taken therefrom. Parent shall be entitled to receive immediately the difference between the final amount of the Compensating Payment determined by the

                                    A-III-5
arbitrators and the Immediate Payment (the "Difference") and interest at 9% per year on the Difference for the period between the date the Competing Transaction is consummated and the date the Difference is paid to Parent. In no event shall Parent be required to make any payment under this Agreement.

    (c) This Section 14 shall survive the termination of this Agreement.

    Section 15. SEVERABILITY. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity and enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or entity or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid and unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons, entities or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

    Section 16. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

    Section 17.   DESCRIPTIVE  HEADINGS.   The descriptive  headings herein  are
inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

    Section 18.  CERTAIN DEFINITIONS.  For purposes of this Agreement, the term:

        (a) "affiliate" of a person means a person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the first mentioned person;

        (b) "control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the management policies of a person, whether through the ownership of stock, as trustee or executor, by contract or credit arrangement or otherwise;

        (c) "knowledge" means knowledge after reasonable inquiry;

        (d) "person" means an individual, corporation, partnership, association, trust, unincorporated organization, other entity or group (as defined in Section 13(d)(3) of the Exchange Act); and

        (e) "subsidiary" or "subsidiaries" of any person means any corporation, partnership, joint venture or other legal entity of which such person (either alone or through or together with any other subsidiary), owns, directly or indirectly, 50% or more of the stock or other equity interests the holder of which is generally entitled to vote for the election of the board of directors or other governing body of such corporation, partnership, joint venture or other legal entity.

    Section 19.  COUNTERPARTS.   This Agreement may be  executed in two or  more
counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

                                    A-III-6

    IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its representatives thereunto duly authorized, all as of the day and year first above written.

                                          GREAT AMERICAN INSURANCE COMPANY

                                          By:      /s/ KAREN HOLLEY HORRELL

                                             -----------------------------------
                                              Name: Karen Holley Horrell
                                             Title: Senior Vice President

                                          AMERICAN FINANCIAL CORPORATION

                                          By:         /s/ JAMES E. EVANS

                                             -----------------------------------
                                              Name: James E. Evans
                                             Title: Vice President

                                          AMERICAN FINANCIAL ENTERPRISES, INC.

                                          By:         /s/ JAMES E. EVANS

                                             -----------------------------------
                                              Name: James E. Evans
                                             Title: Vice President

                                          CARL H. LINDNER

                                                    /s/ CARL H. LINDNER

                                          --------------------------------------
                                          Carl H. Lindner

                                          THE CARL H. LINDNER FOUNDATION

                                          By:         /s/ CARL H. LINDNER

                                             -----------------------------------
                                              Name: Carl H. Lindner
                                             Title: Trustee

                                          S. CRAIG LINDNER

                                                   /s/ S. CRAIG LINDNER

                                          --------------------------------------
                                          S. Craig Lindner

                                          JACOR COMMUNICATIONS, INC.

                                          By:         /s/ RANDY MICHAELS

                                             -----------------------------------
                                              Name: Randy Michaels
                                             Title: President and Co-Chief
                                              Operating Officer

                                          JCAC, INC.

                                          By:         /s/ RANDY MICHAELS

                                             -----------------------------------
                                              Name: Randy Michaels
                                             Title: President

                                    A-III-7

                                   SCHEDULE A
                                     TO THE
                             STOCKHOLDERS AGREEMENT

    Capitalized terms used in this Schedule A and not otherwise defined in this Schedule A have the respective meanings assigned to such terms in the attached Stock Purchase Agreement.

                                                                                               NUMBER OF
                                    NAME OF EACH SELLER                                          SHARES
- --------------------------------------------------------------------------------------------  ------------
GREAT AMERICAN INSURANCE COMPANY............................................................     3,455,698  Shares
AMERICAN FINANCIAL CORPORATION..............................................................     1,500,000  Shares
AMERICAN FINANCIAL ENTERPRISES, INC. .......................................................     2,611,191  Shares
CARL H. LINDNER.............................................................................     3,257,913  Shares
THE CARL H. LINDNER FOUNDATION..............................................................       170,253  Shares
S. CRAIG LINDNER............................................................................        85,500  Shares
                                                                                              ------------
    Total...................................................................................    11,080,555  Shares
                                                                                              ------------
                                                                                              ------------

                                    A-III-8

                                   EXHIBIT A

                                WRITTEN CONSENT
                              OF A SHAREHOLDER OF
                               CITICASTERS, INC.
                          PURSUANT TO SECTION 607.0704
                    OF THE FLORIDA BUSINESS CORPORATION ACT

    The  undersigned, being the holder of        shares of Class A Common Stock,
par value $.01 per share, of Citicasters, Inc., a Florida corporation (the "Company"), by executing this written consent, hereby approves the Agreement and Plan of Merger (the "Merger Agreement") dated as of February 12, 1996 among the Company, Jacor Communications, Inc., an Ohio corporation ("Acquiror") and JCAC, Inc., a Florida corporation and wholly owned subsidiary of Acquiror ("Acquisition") and thereby approves the adoption by the surviving corporation in the merger contemplated by the Merger Agreement of the Articles of Incorporation and By-Laws of Acquisition.

    IN WITNESS WHEREOF, the undersigned has executed this written consent as of the date written below.

Date: ___________________

                                          [Shareholder]

                                          ______________________________________
                                          [Shareholder]

                                    A-III-9

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                                                        ANNEX IV

                           JACOR COMMUNICATIONS, INC.

                                      AND

                       KEYCORP SHAREHOLDER SERVICES, INC.
                                AS WARRANT AGENT

                                ****************

                               WARRANT AGREEMENT

                          DATED AS OF          , 1996

                                ****************

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

    WARRANT  AGREEMENT,  dated as  of                      , 1996  between Jacor
Communications,  Inc.,  an  Ohio   corporation  (the  "Company"),  and   KeyCorp
Shareholder  Services Inc., of              , a national banking association, as
Warrant Agent (the "Warrant Agent") ("Agreement").

    The Company proposes to issue Common Stock Purchase Warrants, as hereinafter
described (the "Warrants"), to purchase up  to an aggregate of [               ]
shares of its Common Stock without par value ("Common Stock") (the shares of Common Stock issuable on exercise of the Warrants being referred to herein as the "Warrant Shares"), pursuant to an Agreement and Plan of Merger among the Company, JCAC, Inc. and Citicasters, Inc. dated as of February , 1996, pursuant to which the Company will issue the Warrants, each Warrant entitling
the holder thereof to purchase             of a share of Common Stock.

    The Company wishes the Warrant Agent to act on behalf of the Company and the Warrant Agent is willing to act in connection with the issuance, division, transfer, exchange and exercise of Warrants.

    In consideration of the foregoing and for the purpose of defining the terms and provisions of the Warrants and the respective rights and obligations thereunder of the Company and the registered owners of the Warrants (the "Holders"), the Company and the Warrant Agent hereby agree as follows:

    Section 1.  APPOINTMENT OF WARRANT  AGENT.  The Company hereby appoints  the
Warrant Agent to act as agent for the Company in accordance with the instructions hereinafter set forth in this Agreement, and the Warrant Agent hereby accepts such appointment.

    Section 2.  TRANSFERABILITY AND FORM OF WARRANT.

    2.1 REGISTRATION. The Warrants shall be numbered and shall be registered in a Warrant Register as they are issued. The Company and the Warrant Agent shall be entitled to treat the Holder of any Warrant as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration of transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration of transfer, or with such knowledge of such acts that its participation therein amounts to bad faith.

    2.2 TRANSFER. The Warrants shall be transferable only on the books of the Company maintained at the principal office of the Warrant Agent upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer, which endorsement shall be guaranteed by a bank or trust company or a broker or dealer which is a member of the National Association of Securities Dealers, Inc. In all cases of transfer by an attorney, the original power of attorney, duly approved, or a copy thereof, duly certified, shall be deposited and remain with the Warrant Agent. In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited and remain with the Warrant Agent in its discretion. Upon any registration of transfer, the Warrant Agent shall countersign and deliver a new Warrant or Warrants to the persons entitled thereto.

    2.3 FORM OF WARRANT. The text of the Warrant and of the Purchase Form shall be substantially as set forth in Exhibit A attached hereto. The price per Warrant Share and the number of Warrant Shares issuable upon exercise of each Warrant are subject to adjustment upon the occurrence of certain events, all as hereinafter provided. The Warrants shall be executed on behalf of the Company by its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or an Assistant Secretary. The signature of any such officers on the Warrants may be manual or facsimile.

    Warrants bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any one of them shall have ceased to hold such offices prior to the delivery of such Warrants or did not hold such offices on the date of this Agreement.

                                     A-IV-1

    Warrants  shall be dated as  of the date of  countersignature thereof by the
Warrant  Agent  either  upon  initial  issuance  or  upon  division,   exchange,
substitution or transfer.

    Section 3. COUNTERSIGNATURE OF WARRANTS. The Warrants shall be countersigned by the Warrant Agent (or any successor to the Warrant Agent then acting as warrant agent under this Agreement) and shall not be valid for any purpose unless so countersigned. Warrants may be countersigned, however, by the Warrant Agent (or by its successor as warrant agent hereunder) and may be delivered by the Warrant Agent, notwithstanding that the persons whose manual or facsimile signatures appear thereon as proper officers of the Company shall have ceased to be such officers at the time of such countersignature, issuance or delivery. The Warrant Agent shall, upon written instructions of the Chairman of the Board, the President, a Vice President, the Treasurer or the Secretary of the Company, countersign, issue and deliver Warrants entitling the Holders
thereof to purchase not more  than [               ] Warrant Shares (subject  to
adjustment pursuant to Section 10 hereof) and shall countersign and deliver Warrants as otherwise provided in this Agreement.

    Section 4. EXCHANGE OF WARRANT CERTIFICATES. Each Warrant certificate may be exchanged for another certificate or certificates entitling the Holder thereof to purchase a like aggregate number of Warrant Shares as the certificate or certificates surrendered then entitle such Holder to purchase. Any Holder desiring to exchange a Warrant certificate or certificates shall make such request in writing delivered to the Warrant Agent, and shall surrender, properly endorsed, the certificate or certificates to be so exchanged. Thereupon, the Warrant Agent shall countersign and deliver to the person entitled thereto a new Warrant certificate or certificates, as the case may be, as so requested.

    Section 5.  TERM OF WARRANTS; EXERCISE OF WARRANTS.

    5.1 TERM OF WARRANTS. Subject to the terms of this Agreement, each Holder shall have the right, which may be exercised commencing the date of issuance of
the  Warrants and until 5:00 P.M.,  Eastern Time, on               , [2001] [the
fifth anniversary of the date of the Effective Time as defined in the Agreement and Plan of Merger among the Company, JCAC, Inc., and Citicasters, Inc.] (the "Expiration Date"), to purchase from the Company the number of fully paid and nonassessable Warrant Shares which the Holder may at the time be entitled to purchase on exercise of such Warrants.

    5.2 EXERCISE OF WARRANTS. A Warrant may be exercised upon surrender to the Warrant Agent, at its principal office, of the certificate or certificates evidencing the Warrants to be exercised, together with the form of election to purchase on the reverse thereof duly filled in and signed, which signature shall be guaranteed by a bank or trust company or a broker or dealer which is a member of the National Association of Securities Dealers, Inc., and upon payment to the Warrant Agent for the account of the Company of the Warrant Price (as defined in and determined in accordance with the provisions of Sections 9 and 10 hereof), for the number of Warrant Shares in respect of which such Warrants are then exercised. Payment of the aggregate Warrant Price shall be made in cash or by certified or bank cashier's check drawn on a banking institution chartered by the government of the United States or any state thereof.

    Subject to Section 6 hereof, upon such surrender of Warrants and payment of the Warrant Price as aforesaid, the Warrant Agent shall cause to be issued and delivered with all reasonable dispatch to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate or certificates for the number of full Warrant Shares so purchased upon the exercise of such Warrants, together with cash, as provided in Section 11 hereof, in respect of any fractional Warrant Shares otherwise issuable upon such surrender. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the Warrant Price, as aforesaid. The rights of purchase represented by the Warrants shall be exercisable, at the election of the Holders thereof, either in full or from time to time in part and, in the event that a certificate evidencing Warrants is exercised in respect of less than all of the Warrant Shares purchasable on such exercise at any time prior to the date of expiration of the Warrants, a new certificate evidencing the remaining Warrant or Warrants will be issued, and the

                                     A-IV-2

Warrant Agent is hereby irrevocably authorized to countersign and to deliver the required new Warrant certificate or certificates pursuant to the provisions of this Section and of Section 3 hereof, and the Company, whenever required by the Warrant Agent, will supply the Warrant Agent with Warrant certificates duly executed on behalf of the Company for such purpose.

    5.3  RESTRICTION ON EXERCISE.  A Warrant may not be exercised in whole or in part if in the reasonable opinion of counsel to the Company the issuance of the Common Stock upon such exercise would cause the Company to be in violation of the Telecommunications Act of 1996 or the rules and regulations in effect thereunder. A Holder desiring to exercise Warrants shall, if requested by the Company, furnish to the Company such additional information as the Company deems reasonably necessary in order to determine if exercise of a Warrant may cause the Company to be in said violation. In the event the Company's counsel determines that, in such counsel's opinion after review of such information, if any, requested by and delivered to, the Company, the exercise of a Warrant would cause the Company to be in violation of the Telecommunications Act of 1996 or the rules and regulations in effect thereunder, the Company shall notify such Holder to that effect. Upon receipt of said notice, such Holder may take such steps, at its own expense, as it reasonably determines necessary so that the exercise of the Warrant would not cause such a violation; provided, that upon completion of said steps, such Holder shall notify the Company and the provisions of this Section 5.3 shall then apply with respect to the proposed revised transaction.

    5.4 LEGEND ON CERTIFICATE. The certificates evidencing the Warrants may, in the sole discretion of the Company, bear a legend relating to certain limitations on the ownership of Common Stock imposed by the Telecommunications Act of 1996.

    Section 6. PAYMENT OF TAXES. The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of Warrant Shares upon the exercise of Warrants; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of any Warrants or certificates for Warrant Shares in a name other than that of the registered Holder of Warrants in respect of which such Warrant Shares are issued.

    Section 7. MUTILATED OR MISSING WARRANTS. In case any of the certificates evidencing the Warrants shall be mutilated, lost stolen or destroyed, the Company shall issue, and the Warrant Agent shall countersign and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant certificate, or in lieu of and substitution for the Warrant certificate lost, stolen or destroyed, a new Warrant certificate of like tenor and representing an equivalent right or interest, but only upon receipt of evidence satisfactory to the Company and the Warrant Agent of such loss, theft or destruction of such Warrant and indemnity or bond, if requested, also satisfactory to them. An applicant for such a substitute Warrant certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company or the Warrant Agent may prescribe.

    Section 8. RESERVATION OF WARRANT SHARES; PURCHASE, CALL AND CANCELLATION OF WARRANTS.

    8.1 RESERVATION OF WARRANT SHARES. There have been reserved, and the Company shall at all times keep reserved, out of its authorized Common Stock, a number of shares of Common Stock sufficient to provide for the exercise of the rights of purchase represented by the outstanding Warrants. The Transfer Agent for the Common Stock and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Agreement on file with the Transfer Agent for the Common Stock and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants. The Warrant Agent is hereby irrevocably authorized to requisition from time to time from such Transfer Agent the stock certificates required to honor outstanding Warrants upon exercise thereof in accordance with the terms of this Agreement. The Company will supply such Transfer Agent with duly executed stock certificates for such purposes and will provide or otherwise

                                     A-IV-3
make available any cash which may be payable as provided in Section 11 hereof. All Warrants surrendered in the exercise of the rights thereby evidenced shall be canceled by the Warrant Agent and shall thereafter be delivered to the Company.

    8.2 PURCHASE OF WARRANTS BY THE COMPANY. The Company shall have the right, except as limited by law, other agreements or herein, to purchase or otherwise acquire Warrants at such times, in such manner and for such consideration as it may deem appropriate.

    8.3 CANCELLATION OF WARRANTS. In the event the Company shall purchase or otherwise acquire Warrants, the same shall thereupon be delivered to the Warrant Agent and be canceled by it and retired. The Warrant Agent shall cancel any Warrant surrendered for exchange, substitution, transfer or exercise in whole or in part.

    Section  9.   WARRANT PRICE.   The price  per share at  which Warrant Shares
shall be purchasable upon exercise of Warrants shall be $         (the  "Warrant
Price"), subject to adjustment pursuant to Section 10 hereof.

    Section 10. ADJUSTMENT OF WARRANT PRICE AND NUMBER OF WARRANT SHARES. The number and kind of securities purchasable upon the exercise of each Warrant and the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events, as hereinafter defined.

    10.1 MECHANICAL ADJUSTMENTS. The number of Warrant Shares purchasable upon the exercise of each Warrant and the Warrant Price shall be subject to adjustment as follows:

        (a) In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue by reclassification of its shares of Common Stock other securities of the Company (including any such reclassification in connection with a consolidation or merger in which the Company is surviving corporation), the number of Warrant Shares purchasable upon exercise of each Warrant immediately prior thereto shall be adjusted so that the Holder of each Warrant shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which he would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this paragraph (a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, or such event.

        (b) In case the Company shall issue rights, options or warrants to all holders of its outstanding Common Stock, without any charge to such holders, entitling them (for a period within 45 days after the record date mentioned below) to subscribe for or purchase shares of Common Stock at a price per share which is lower at the record date mentioned below than the then current market price per share of Common Stock (as defined in paragraph (d) below) the number of Warrant Shares thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon exercise of each Warrant by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of shares which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at the then current market price per share of Common Stock. Such adjustment shall be made whenever such rights, options or warrants are issued, and shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants.

        (c) In case the Company shall distribute to all holders of its shares of Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions payable out of consolidated earnings or surplus legally available for dividends and dividends or distributions referred to in paragraph (a)

                                     A-IV-4
    above) or rights, options or warrants, or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock (excluding those referred to in paragraph (b) above), then in each case the number of Warrant Shares thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon the exercise of each Warrant, by a fraction, of which the numerator shall be the then current market price per share of Common Stock (as defined in paragraph (d) below) on the date of such distribution, and of which the denominator shall be the then current market price per share of Common Stock, less the then fair value (as determined by the Board of Directors of the Company, whose determination shall be conclusive) of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights, options or warrants, or of such convertible or exchangeable securities applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of shareholders entitled to receive such distribution.

        In the Company's sole discretion, in the event of a distribution by the Company to all holders of its shares of Common Stock of the capital stock of a subsidiary or securities convertible into or exercisable for such stock, then in lieu of an adjustment in the number of Warrant Shares purchasable upon the exercise of each Warrant, the Holder of each Warrant, upon the exercise thereof at any time after such distribution shall be entitled to receive the stock or other securities to which such Holder would have been entitled if such Holder had exercised such Warrant immediately prior thereto, all subject to further adjustment as provided in this subsection 10.1; provided, however, that no adjustment in respect of dividends or interest on such stock or other securities shall be made during the term of a Warrant or upon the exercise of a Warrant.

        (d) For the purpose of any computation under paragraphs (b) and (c) of this Section, the current market price per share of Common Stock at any date shall be the average of the daily closing prices for 20 consecutive trading days commencing 30 trading days before the date of such computation. The closing price for each day shall be the last reported sales price regular way or, in case no reported sale takes place on such day, the average of the closing bid and asked prices regular way for such day, in each case on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if not listed or admitted to trading, the average of the closing bid and asked prices of the Common Stock in the over-the-counter market as reported by NASDAQ or any comparable system. In the absence of one or more such quotations, the Company shall determine the current market price on the basis of such quotations as it considers appropriate.

        (e) No adjustment in the number of Warrant Shares purchasable hereunder shall be required unless and until such adjustment would require an increase or decrease of at least one percent (1%) in the number of Warrant Shares purchasable upon the exercise of each Warrant; provided, however, that any adjustments which by reason of this paragraph (e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest one-thousandth of a share.

        (f) Whenever the number of shares purchasable upon the exercise of each Warrant is adjusted as provided in paragraphs (a), (b) and (c) above, the Warrant Price payable upon exercise of each Warrant shall be adjusted by multiplying such Warrant Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of each Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares purchasable immediately thereafter.

        (g) No adjustment in the number of Warrant Shares purchasable upon the exercise of each Warrant need be made under paragraphs (b) and (c) if the Company issues or distributes to each Holder of Warrants the rights, options, warrants, or convertible or exchangeable securities, or evidence of indebtedness or assets referred to in those paragraphs which each Holder of Warrants would have been entitled to receive had the Warrants been exercised prior to the happening of such event or the record date with respect thereto. No adjustment in the number of Warrant Shares purchasable upon the exercise of each Warrant need be made for sales of Warrant Shares pursuant to a Company plan for reinvestment of dividends or interest. No adjustment need be made for a change in the par value of the Warrant Shares.

                                     A-IV-5

        (h) For the purpose of this subsection 10.1, the term "shares of Common Stock" shall mean (i) the class of stock designated as the Common Stock of the Company at the date of this Agreement, or (ii) any other class of stock resulting from successive changes or reclassification of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to paragraph (a) above, the Holders shall become entitled to purchase any shares of the Company other than shares of Common Stock, thereafter the number of such other shares so purchasable upon exercise of each Warrant and the Warrant Price of such shares shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in paragraph (a) through (c), inclusive, above, and the provisions of Section 5 and subsections 10.2 through 10.4, inclusive, with respect to the Warrant Shares, shall apply on like terms to any such other shares.

        (i) Upon the expiration of any rights, options, warrants or conversion or exchange privileges, if any thereof shall not have been exercised, the Warrant Price and the number of shares of Common Stock purchasable upon the exercise of each Warrant shall, upon such expiration, be readjusted and shall thereafter be such as it would have been had it been originally adjusted (or had the original adjustment not been required, as the case may be) as if (A) the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion or exchange rights and (B) such shares of Common Stock, if any, were issued or sold for the consideration, if any, actually received by the Company for the issuance, sale or grant of all such rights, options, warrants or conversion or exchange rights whether or not exercised; provided, further, that no such readjustment shall have the effect of increasing the Warrant Price by an amount in excess of the amount of the adjustment initially made in respect to the issuance, sale or grant of such rights, options, warrants or conversion or exchange rights.

    10.2 DETERMINATION OF CONSIDERATION. Upon any issuance or sale for a consideration other than cash, or a consideration part of which is other than cash, of any shares of Common Stock or Convertible Securities or any rights or options to subscribe for, purchase or otherwise acquire any shares of Common Stock or Convertible Securities, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Company. In case any shares of Common Stock or Convertible Securities or any rights, options or warrants to subscribe for, purchase or otherwise acquire any shares of Common Stock or Convertible Securities shall be issued or sold together with other shares, stock or securities or other assets of the Company for a consideration which covers both, the consideration for the issue or sale of such shares of Common Stock or Convertible Securities or such rights or options shall be deemed to be the portion of such consideration allocated thereto in good faith by the Board of Directors of the Company.

    10.3 VOLUNTARY ADJUSTMENT BY THE COMPANY. The Company may at its option, at any time during the term of the Warrants, reduce the then current Warrant Price to any amount deemed appropriate by the Board of Directors of the Company.

    10.4 NOTICE OF ADJUSTMENT. Whenever the number of Warrant Shares purchasable upon the exercise of each Warrant or the Warrant Price of such Warrant Shares is adjusted, as herein provided, to an extent that such adjustment is equal to or greater than 5% of the Warrant Price in effect prior to such adjustment, the Company shall cause the Warrant Agent promptly to mail by first class mail, postage prepaid, to each Holder notice of such adjustment or adjustments and shall deliver to the Warrant Agent a certificate of a firm of independent public accountants selected by the Board of Directors of the Company (who may be the regular accountants employed by the Company) setting forth the number of Warrant Shares purchasable upon the exercise of each Warrant and the Warrant Price of such Warrant Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such certificate shall be conclusive evidence of the correctness of such adjustment. The Warrant Agent shall be entitled to rely on such certificate and shall be under no duty or responsibility with respect to any such certificate, except to exhibit the same, from time to time, to any Holder desiring an inspection thereof during reasonable business hours. The Warrant Agent shall not at any

                                     A-IV-6
time be under any duty or responsibility to any Holders to determine whether any facts exist which may require any adjustment of the Warrant Price or the number of Warrant Shares or other stock or property purchasable on exercise thereof, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making such adjustment.

    10.5 NO ADJUSTMENT OF DIVIDENDS. Except as provided in subsection 10.1, no adjustment in respect of any dividends shall be made during the term of a Warrant or upon the exercise of a Warrant.

    10.6 PRESERVATION OF PURCHASE RIGHTS RECLASSIFICATION, CONSOLIDATION, ETC. In case of any consolidation of the Company with or merger of the Company into another corporation or in case of any sale, transfer or lease to another corporation of all or substantially all the property of the Company, the Company or such successor or purchasing corporation, as the case may be, shall execute with the Warrant Agent an agreement that (i) each Holder shall have the right thereafter upon payment of the Warrant Price in effect immediately prior to such action to purchase upon exercise of each Warrant the kind and amount of shares and other securities and property (including cash) which he would have owned or have been entitled to receive after the happening of such consolidation, merger, sale, transfer or lease had such Warrant been exercised immediately prior to such action; or (ii) in the event that all of the property to which a Holder would be entitled to receive in such an action had such Warrant been exercised immediately prior to such action is cash, then upon surrender of a certificate representing Warrants each Holder shall be entitled to receive cash in the amount of the difference between the amount which such Holder would have paid to exercise such Warrants in full at the Warrant Price in effect immediately prior to such action and the amount of cash which he would have been entitled to receive after the happening of such consolidation, merger, sale, transfer or lease had such Warrant been exercised immediately prior to such action; provided, however, that no adjustment in respect of dividends, interest or other income on or from such shares or other securities and property shall be made during the term of a Warrant or upon the exercise of a Warrant. The Company shall mail by first class mail, postage prepaid, to each Holder, notice of the execution of any such agreement. Such agreement shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 10. The provisions of this subsection 10.6 shall similarly apply to successive consolidations, mergers, sales, transfers or leases. The Warrant Agent shall be under no duty or responsibility to determine the correctness of any provisions contained in any such agreement relating to the kind or amount of shares of stock or other securities or property receivable upon exercise of Warrants or with respect to the method employed and provided therein for any adjustments and shall be entitled to rely upon the provisions contained in any such agreement.

    10.7 STATEMENT ON WARRANTS. Irrespective of any adjustments in the Warrant Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

    Section 11. FRACTIONAL INTERESTS. The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same Holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 11, be issuable on the exercise of any Warrant (or specified portion thereof), the Warrant Agent shall pay (and shall be promptly reimbursed by the Company upon demand therefor) an amount in cash equal to the closing price for one share of the Common Stock, as defined in paragraph (d) of subsection 10.1, on the trading day immediately preceding the date the Warrant is presented for exercise, multiplied by such fraction.

    Section 12. NO RIGHTS AS STOCKHOLDERS; NOTICES TO HOLDERS. Nothing contained in this Agreement or in any of the Warrants shall be construed as conferring upon the Holders or their transferees the right to vote or to receive dividends or to consent or to receive notice as stockholders in respect of any meeting of stockholders for the election of directors of the Company or any other matter, or any rights whatsoever as

                                     A-IV-7
stockholders of the Company. If, however, at any time prior to the expiration of the Warrants and prior to their exercise, any of the following events shall occur:

        (a) the Company shall declare any dividend payable in any securities upon its shares of Common Stock or make any distribution (other than a cash dividend as to which no adjustment in the Warrant Price is to be made as herein provided) to the holders of its shares of Common Stock; or

        (b) the Company shall offer to the holders of its shares of Common Stock any additional shares of Common Stock or securities convertible into shares of Common Stock or any right to subscribe thereto; or

        (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation, merger, transfer or lease of all or substantially all of its property, assets, and business as an entirety) shall be proposed.

then in any one or more of said events the Company shall (a) give notice in writing of such event to the Warrant Agent and the Holders as provided in
Section 18 hereof and (b) cause notice of such event to be published once in THE WALL STREET JOURNAL, such giving of notice and publication to be completed at least 20 days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, or subscription rights, or for the determination of stockholders entitled to vote on such proposed dissolution, liquidation or winding up. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to publish or mail such notice or any defect therein or in the publication or mailing thereof shall not affect the validity of any action taken in connection with such dividend, distribution or subscription rights, or such proposed dissolution, liquidation or winding up.

    Section 13. DISPOSITION OF PROCEEDS ON EXERCISE OF WARRANTS; INSPECTION OF WARRANT AGREEMENT. The Warrant Agent shall account to the Company with respect to Warrants exercised two business days thereafter and concurrently pay to the Company all monies received by the Warrant Agent for the purchase of the Warrant Shares through the exercise of such Warrants.

    The Warrant Agent shall keep copies of this Agreement and any notices given or received hereunder available for inspection by the Holders during normal business hours at its principal office. The Company shall supply the Warrant Agent from time to time with such numbers of copies of this Agreement as the Warrant Agent may request.

    Section 14. MERGER OR CONSOLIDATION OR CHANGE OF NAME OF WARRANT AGENT. Any corporation into which the Warrant Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party, or any corporation succeeding to the corporation trust business of the Warrant Agent, shall be the successor to the Warrant Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Warrant Agent under the provisions of Section 16 hereof. In case at the time such successor to the Warrant Agent shall succeed to the agency created by this Agreement, any of the Warrants shall have been countersigned but not delivered, any such successor to the Warrant Agent may adopt the countersignature of the original Warrant Agent and deliver such Warrants so countersigned; and in case at that time any of the Warrants shall not have been countersigned, any successor to the Warrant Agent may countersign such Warrants either in the name of the predecessor Warrant Agent or in the name of the successor Warrant Agent; and in all such cases Warrants shall have the full force provided in the Warrants and in this Agreement.

    In case at any time the name of the Warrant Agent shall be changed and at such time any of the Warrants shall have been countersigned but not delivered, the Warrant Agent may adopt the countersignatures under its prior name and deliver such Warrants so countersigned; and in case at that time any of the Warrants shall not have been countersigned, the Warrant Agent may countersign such Warrants either in its prior name or in its changed name; and in all such Warrants shall have the full force provided in the Warrants and in this Agreement.

                                     A-IV-8

    Section 15. CONCERNING THE WARRANT AGENT. The Warrant Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the Holders, by their acceptance of Warrants, shall be bound.

    15.1 CORRECTNESS OF STATEMENTS. The statements contained herein and in the Warrants shall be taken as statements of the Company and the Warrant Agent assumes no responsibility for the correctness of any of the same except such as describe the Warrant Agent or action taken by it. The Warrant Agent assumes no responsibility with respect to the distribution of the Warrants except as herein otherwise provided.

    15.2 BREACH OF COVENANTS. The Warrant Agent shall not be responsible for any failure of the Company to comply with any of the covenants contained in this Agreement or in the Warrant to be complied with by the Company.

    15.3 PERFORMANCE OF DUTIES. The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents (which shall not include its employees) and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

    15.4 RELIANCE ON COUNSEL. The Warrant Agent may consult at any time with legal counsel satisfactory to it and the Company (who may be counsel for the Company) and the Warrant Agent shall incur no liability or responsibility to the Company or to any Holder in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel.

    15.5 PROOF OF ACTIONS TAKEN. Whenever in the performance of its duties under this Agreement the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed conclusively to be proved and established by a certificate signed by the Chairman of the Board or President, a Vice President, the Treasurer or the Secretary of the Company and delivered to the Warrant Agent; and such certificate shall be full authorization to the Warrant Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

    15.6 COMPENSATION. The Company agrees to pay the Warrant Agent reasonable compensation for all services rendered by the Warrant Agent in the performance of its duties under this Agreement in accordance with the fee schedule agreed to from time to time by the Company and the Warrant Agent, to reimburse the Warrant Agent for all expenses, taxes and governmental charges and other charges of any kind and nature reasonably incurred by the Warrant Agent in the performance of its duties under this Agreement, and to indemnify the Warrant Agent and save it harmless against any and all liabilities, including judgments, costs and counsel fees, for anything done or omitted by the Warrant Agent in the performance of its duties under this Agreement except as a result of the Warrant Agent's negligence or bad faith.

    15.7 LEGAL PROCEEDINGS. The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless the Company or one or more Holders shall furnish the Warrant Agent with reasonable security and indemnity for any costs and expenses which may be incurred, but this provision shall not affect the power of the Warrant Agent to take such action as the Warrant Agent may consider proper, whether with or without any such security or indemnity. All rights of action under this Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any of the Warrants or the production thereof at any trial or other proceedings relative thereto, any such action, suit or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent, and any recovery of judgment shall be for the ratable benefit of the Holders, as their respective rights or interests may appear.

                                     A-IV-9

    15.8 OTHER TRANSACTIONS IN SECURITIES OF COMPANY. The Warrant Agent and any stockholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Warrants, or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

    15.9 LIABILITY OF WARRANT AGENT. The Warrant Agent shall act hereunder solely as agent, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not be liable for anything which it may do or refrain from doing in connection with this Agreement except for its own negligence or bad faith.

    15.10 RELIANCE ON DOCUMENTS. The Warrant Agent will not incur any liability or responsibility to the Company or to any Holder for any action taken in reliance on any notice, resolution, waiver, consent, order, certificate, or other paper, documents or instrument reasonably believed by it to be genuine and to have been signed, set or presented by the proper party or parties.

    15.11 VALIDITY OF AGREEMENT. The Warrant Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Warrant Agent) or in respect of the validity or execution of any Warrant (except its countersignature thereof); nor shall the Warrant Agent by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Warrant Shares (or other stock) to be issued pursuant to this Agreement or any Warrant, or as to whether any Warrant Shares (or other stock) will, when issued, be validly issued, fully paid and nonassessable, or as to the Warrant Price or the number or amount of Warrant Shares or other securities or other property issuable upon exercise of any Warrant.

    15.12 INSTRUCTIONS FROM COMPANY. The Warrant Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the President, a Vice President, the Secretary or the Treasurer of the Company, and to apply to such officer for advice or instructions in connection with its duties, and shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer or officers.

    Section 16. CHANGE OF WARRANT AGENT. The Warrant Agent may resign and be discharged from its duties under this Agreement by giving to the Company 30 days notice in writing. The Warrant Agent may be removed by like notice to the Warrant Agent from the Company. If the Warrant Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Warrant Agent. If the Company shall fail to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Warrant Agent or by any Holder (who shall with such notice submit his Warrant for inspection by the Company), then any Holder may apply to any court of competent jurisdiction for the appointment of a successor to the Warrant Agent. Any successor warrant agent, whether appointed by the Company or such a court, shall be a bank or trust company, in good standing, incorporated under the laws of the United States of America or any state thereof and having at the time of its appointment as warrant agent a combined capital and surplus of at least $100,000,000. After appointment, the successor warrant agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed, but the former Warrant Agent shall deliver and transfer to the successor warrant agent any property at the time held by it hereunder, and execute and deliver for further assurance, conveyance, act or deed necessary for the purpose. Failure to file any notice provided for in this Section 16, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Warrant Agent or the appointment of the successor warrant agent, as the case may be. In the event of such resignation or removal, the successor warrant agent shall mail, by first class mail, postage prepaid, to each Holder, written notice of such removal or resignation and the name and address of such successor warrant agent.

    Section 17. IDENTITY OF TRANSFER AGENT. Forthwith upon the appointment of any subsequent transfer agent for the Common Stock, or any other shares of the Company's capital stock issuable upon the exercise

                                    A-IV-10
of the Warrants, the Company will file with the Warrant Agent a statement setting forth name and address of such subsequent transfer agent.

    Section 18. NOTICES. Any notice pursuant to this Agreement by the Company or by any Holder to the Warrant Agent, or by the Warrant Agent or by any Holder to the Company, shall be in writing and shall be delivered in person or by facsimile transmission, or mailed first class, postage prepaid (a) to the
Company,  at its  offices at                    ; or  (b) the  Warrant agent, to
        [Bank]          .  Each party hereto  may from time  to time change  the
address to which notices to it are to be delivered or mailed hereunder by notice to the other party.

    Any notice mailed pursuant to this Agreement by the Company or the Warrant Agent to the Holders shall be in writing and shall be mailed first class, postage prepaid, or otherwise delivered to such Holders at their respective addresses on the books of the Warrant Agent.

    Section 19. SUPPLEMENTS AND AMENDMENTS. The Company and the Warrant Agent may from time to time supplement or amend this Agreement without the approval of any Holder, in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Warrant Agent may deem necessary or desirable and which shall not be inconsistent with the provisions of the Warrants and which shall not adversely affect the interests of the Holders.

    This Agreement shall not otherwise be modified, supplemented or altered in any respect except with the consent in writing of the Holders of Warrants representing not less than 50% of the Warrants then outstanding; and provided, further, that no change in (i) the number or nature of the securities purchasable upon the exercise of any Warrant, (ii) the Warrant Price therefor,
(iii) the acceleration of the Expiration Date, or (iv) the anti-dilution provisions of Section 10 hereof which would adversely affect the interests of any Holder shall be made without the consent in writing of the Holder of the certificate representing such Warrant, other than such changes as are specifically prescribed by this Agreement as originally executed or are made in compliance with applicable law.

    Section 20. SUCCESSORS. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

    Section 21. MERGER OR CONSOLIDATION OF THE COMPANY. The Company will not merge or consolidate with or into, or sell, transfer or lease all or substantially all of its property to, any other corporation unless the successor or purchasing corporation, as the case may be (if not the Company), shall expressly assume, by supplemental agreement satisfactory in form to the Warrant Agent and executed and delivered to the Warrant Agent, the due and punctual performance and observance of each and every covenant and condition of this Agreement to be performed and observed by the Company.

    Section  22.    APPLICABLE LAW.    This  Agreement and  each  Warrant issued
hereunder shall be governed by and construed in accordance with the laws of the State of Ohio, without giving effect to principles of conflict of laws.

    Section 23. BENEFITS OF THIS AGREEMENT. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Warrant Agent, and the Holders any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the Holders of the Warrants.

    Section 24. COUNTERPARTS. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

    Section 25. CAPTIONS. The captions of the Sections and subsections of this Agreement have been inserted for convenience only and shall have no substantive effect.

                                    A-IV-11

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.

                                          JACOR COMMUNICATIONS, INC.

                                          By:
                                          --------------------------------------
                                              Title:
[SEAL] :
Attest:

By:
- ------------------------------------------
    Secretary

                                          KEYCORP SHAREHOLDER SERVICES, INC.
                                           as Warrant Agent

                                          By:
                                          --------------------------------------
                                              Title:

[SEAL]
Attest:

By:
- ------------------------------------------
    Corporate Trust Officer

                                    A-IV-12

                       EXHIBIT A TO THE WARRANT AGREEMENT

             VOID AFTER 5:00 P.M. EASTERN TIME,             , 2001

NO.                                                         WARRANTS TO PURCHASE
                                               [        ] SHARES OF COMMON STOCK

                           JACOR COMMUNICATIONS, INC.

                         COMMON STOCK PURCHASE WARRANTS

    This  certifies that, for value received,         or registered assigns (the
"Holder"), is entitled to purchase from Jacor Communications, Inc., an Ohio corporation (the "Company"), at any time, at the purchase price of $ per share (the "Warrant Price"), the number of shares of Common Stock, without par value, of the Company ("Common Stock"), shown above. The number of shares purchasable upon exercise of the Warrants and the Warrant Price are subject to adjustment from time to time as set forth in the Warrant Agreement referred to below.

    Warrants may  be exercised  in whole  or  in part  by presentation  of  this
Warrant Certificate with the Purchase Form on the reverse side hereof duly executed, which signature shall be guaranteed by a bank or trust company or a broker or dealer which is a member of the National Association of Securities Dealers, Inc., and simultaneous payment of the Warrant Price at the principal office of KeyCorp Shareholder Services, Inc. (the "Warrant Agent") in
            . Payment of such price shall be made at the option of the Holder hereof in cash or by certified or bank cashier's check drawn upon a bank chartered by the government of the United States or any state thereof.

    This Warrant Certificate is  issued under and in  accordance with a  Warrant
Agreement  dated as of               , 1996, between the Company and the Warrant
Agent and is subject to the terms and provisions contained in the Warrant Agreement, to all of which the Holder of this Warrant Certificate by acceptance hereof consents. A copy of the Warrant Agreement may be obtained by the Holder hereof upon written request to the Company.

    Upon any partial exercise of the Warrants evidenced by this Warrant Certificate, there shall be countersigned and issued to the Holder hereof a new Warrant Certificate for the shares of Common Stock as to which the Warrants evidenced by this Warrant Certificate shall not have been exercised. This Warrant Certificate may be exchanged at the office of the Warrant Agent by surrender of this Warrant Certificate properly endorsed either separately or in combination with one or more other Warrant Certificates for one or more new Warrant Certificates evidencing the right of the Holder thereof to purchase the same aggregate number of shares as were purchasable on exercise of the Warrants evidenced by the Warrant Certificate or Certificates exchanged. No fractional shares will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement. This Warrant Certificate is transferable at the office of the Warrant Agent in the manner and subject to the limitations set forth in the Warrant Agreement.

    The Holder hereof may be treated by the Company, the Warrant Agent, and all other persons dealing with this Warrant Certificate as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, or to the transfer hereof on the books of the Company any notice to the contrary notwithstanding, and until such transfer on such books, the Company may treat the Holder thereof as the owner for all purposes.

    Neither the Warrants nor this Warrant Certificate entitle any Holder hereof to any of the rights of a stockholder of the Company.

                                    A-IV-13

    This Warrant Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Warrant Agent.

DATED:

COUNTERSIGNED:

[Bank]
Warrant Agent

By:
- --------------------------------------
            Authorized Signature

                                          JACOR COMMUNICATIONS, INC.

Attest:
- ----------------------------------                                           By:
- ---------------------------------------
                  Secretary                      Title:

                                    A-IV-14

                           JACOR COMMUNICATIONS, INC.

                                 PURCHASE FORM
                   (TO BE EXECUTED UPON EXERCISE OF WARRANT)

WARRANT AGENT

    The undersigned hereby irrevocably elects to exercise the right to  purchase shares of Common Stock evidenced by the within Warrant Certificate, according to the terms and conditions thereof, and herewith makes payment of the purchase price in full by tendering cash or certified or bank cashier's check drawn upon a bank chartered by the government of the United States or any state
thereof in the aggregate  amount of $          .  The undersigned requests  that
certificates for such shares of Common Stock shall be issued in the name of

- --------------------------------------------------------------------------------
              (Please print Name, Address and Social Security No.)

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
and, if said number of shares shall not be all the shares purchasable thereunder, that a New Warrant Certificate for the balance remaining of the shares purchasable under the within Warrant Certificate be issued in the name of the undersigned Warrantholder or his Assignee as below indicated and delivered to the address stated below.

DATED:
- --------- ,
- ---------

Name of Warrantholder or Assignee:
                      ----------------------------------------------------------
                                                                        (Please
Print)

Address:
- --------------------------------------------------------------------------------

Signature:
- --------------------------------------------------------------------------------

                   (The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever, unless this Warrant Certificate has been assigned.)

Signature Guaranteed:
- ----------------------------------------

                                    A-IV-15

                                   ASSIGNMENT

           (To be signed only upon assignment of Warrant Certificate)

    FOR VALUED RECEIVED, the undersigned hereby sells, assigns and transfers unto

(Name and Address of Assignee Must be Printed or Typewritten)                the
within Warrant Certificate, irrevocably constituting and appointing            ,
Attorney to transfer said Warrant Certificate on the books of the Company, with full power of substitution in the premises.

DATED:             ,

                                          Signature:

   -----------------------------------------------------------------------------

                                                  (The  above   signature   must
                                                  correspond  with  the  name as
                                                  written on  the face  of  this
                                                  Warrant  Certificate  in every
                                                  particular, without alteration
                                                  or enlargement  or any  change
                                                  whatever.)

Signature Guaranteed:
- ---------------------------------

                                    A-IV-16

                                                                         ANNEX V

                         [SALOMON BROTHERS LETTERHEAD]

CONFIDENTIAL

February 12, 1996

Board of Directors
Citicasters, Inc.
One East Fourth Street
Suite 600
Cincinnati, OH 45202

Gentlemen:

    You have requested our opinion as investment bankers as to the fairness, from a financial point of view, to the holders of shares of Common Stock (the "Shares"), of Citicasters Inc., a Florida corporation (the "Company"), of the consideration to be received by such holders in the proposed merger (the "Merger") of JCAC, Inc. ("Sub"), a Florida corporation and a direct wholly owned subsidiary of Jacor Communications, Inc., an Ohio corporation ("Jacor"), with and into the Company. Pursuant to the Agreement and Plan of Merger dated as of February 12, 1996 (the "Merger Agreement") among the Company, Jacor and Sub, all outstanding Shares will receive $29.50 per Share, plus the Warrant Consideration as defined in the Merger Agreement.

    In connection with rendering our opinion, we have reviewed and analyzed, among other things, the following: (i) a draft of the Merger Agreement dated February 11, 1996 and certain related documents; (ii) certain publicly available and other information concerning the Company and Jacor, including the Annual Reports on Form 10-K of the Company and Jacor for each of the years in the five-year period ended December 31, 1994 and the Quarterly Reports on Form 10-Q of the Company and Jacor for the quarter ended September 30, 1995; (iii) certain other internal information for the Company, primarily financial in nature, including the Company's estimates of 1995 and 1996 earnings, concerning the business and operations of the Company furnished to us by the Company for purposes of our analysis; (iv) certain publicly available information concerning the historic and current trading of, and the historic and current trading market for, the Shares and for the common stock of Jacor; (v) certain publicly available information concerning the historic and current trading of, and the historic and current trading market for, the equity securities of certain other companies that we believe to be comparable to the Company and Jacor; and (vi) certain publicly available information concerning the nature and terms of certain other acquisition transactions that we consider relevant to our inquiry. We were not requested to and did not generally solicit

                                     A-V-1

SALOMON BROTHERS INC

Citicasters, Inc.
February 12, 1996
Page 2

                                                         [SALOMON BROTHERS LOGO]

third party interest in the Company. We have also met with certain officers and employees of the Company to discuss the foregoing as well as other matters we believe relevant to our inquiry. We have also considered such other information, financial studies, analyses, investigations and financial, economic and market criteria which we deemed relevant.

    In our review and analysis and in arriving at our opinion, we have assumed and relied upon the accuracy and completeness of all of the financial and other information provided us or publicly available and have neither attempted independently to verify nor assumed responsibility for verifying any of such information. With respect to the Company's estimates of earnings for 1995 and 1996, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the Company's management as to the financial performance of the Company for the periods covered. We have not made or obtained any independent evaluations or appraisals of any of the Company's or Jacor's assets, properties or facilities, nor have we been furnished with any such evaluations or appraisals. We have assumed that the Merger will be consummated in accordance with the terms of the Merger Agreement. We have also assumed that the definitive Merger Agreement and related documents will not, when executed, contain any terms or conditions that differ materially from the terms and conditions contained in the drafts of such documents we have reviewed.

    In conducting our analysis and arriving at our opinion as expressed herein, we have considered such financial and other factors as we have deemed appropriate under the circumstances, including, among others, the following: (i) the historical and current financial position and results of the operations of the Company and Jacor based on publicly available financial information; (ii) the business prospects of the Company and, where such information was publicly available, of Jacor; (iii) the historical and current trading of, and the historic and current trading market for, the Shares and for the common stock of Jacor and for the equity securities of certain other companies that we believe to be comparable to the Company and Jacor; and (iv) the nature and terms of certain other acquisition transactions that we consider relevant to our inquiry. We have also taken into account our assessment of general economic, market and financial conditions and our knowledge of the broadcasting industry as well as our experience in connection with similar transactions and securities valuation generally. Our opinion necessarily is based upon conditions as they exist and can be evaluated on the date hereof. Our opinion is, in any event, limited to the fairness, from a financial point of view, of the consideration to be received by the holders of the Shares in the Merger and does not address the Company's underlying business decision to effect the Merger or constitute a recommendation to any holder of Shares as to how such holder should vote with respect to the Merger.

    As you are aware, Salomon Brothers Inc has acted as financial advisor to the Company in connection with the Merger and will receive a fee for our services, a substantial portion of which is contingent upon the consummation of the transaction contemplated by the Merger Agreement. Additionally, Salomon Brothers Inc has previously rendered certain investment banking and financial advisory services to affiliates of the Company for which we received customary compensation. In addition, in the ordinary course of our business, we may actively trade the securities of the Company and Jacor for our own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

                                     A-V-2

SALOMON BROTHERS INC

Citicasters, Inc.
February 12, 1996
Page 3

                                                         [SALOMON BROTHERS LOGO]

    Salomon Brothers Inc has provided certain investment banking services to Jacor in the past, and may provide investment banking services to Jacor in the future.

    It is understood that this letter is for the information of the Board of Directors of the Company and may not be used for any other purpose without prior written consent, except that this opinion may be included in any filing made by the Company or Jacor with the Securities and Exchange Commission with respect to the Merger and transactions related thereto.

    Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the consideration to be received by the holders of Shares in the Merger is fair to such holders from a financial point of view.

                                          Very truly yours,

                                          SALOMON BROTHERS INC

                                     A-V-3

                                                                        ANNEX VI

                                ESCROW AGREEMENT

    THIS ESCROW AGREEMENT (this "Agreement"), dated as of March 13, 1996, is made by and among Jacor Communications, Inc., an Ohio corporation ("Acquiror"), Citicasters, Inc., a Florida corporation (the "Company"), and PNC Bank, Ohio, N.A., as Escrow Agent ("Escrow Agent").

    Acquiror and the Company are the parties to an Agreement and Plan of Merger dated as of the date hereof (as in effect from time to time, the "Merger Agreement"). Each capitalized term which is used but not otherwise defined in this Agreement has the meaning assigned to that term in the Merger Agreement.

    If the Merger Agreement is terminated by the Company pursuant to any Escrow-Surrender Provision (as defined below), then the Company will be entitled to a payment in the amount of the Escrow Payment (as defined below). As security for the obligations to make such payment, Acquiror is depositing or causing to be deposited a Letter of Credit (as defined below) in accordance with the terms of this Agreement, to be held and acted upon by Escrow Agent in accordance with the provisions of this Agreement.

    The parties agree as follows:

    1  DEFINITIONS.  As used in this Agreement:

    (a) "Escrow-Surrender Event" means solely the termination of the Merger Agreement under the circumstances defined in Sections 8.2(b)(i), 8.2(b)(ii), 8.2(b)(iii), 8.2(b)(iv) or 8.2(b)(v) of the Merger Agreement.

    (b) "Escrow-Retention Event" means the termination of the Merger Agreement in any manner that is not an Escrow-Surrender Event.

    2 ESCROW PAYMENT. (a) Simultaneously with the delivery of the consents by the Consenting Shareholders (as defined in the Merger Agreement) (the "Delivery Date"), Acquiror will deliver or cause to be delivered to Escrow Agent an irrevocable, direct pay letter of credit issued to Escrow Agent on behalf of Acquiror by Banque Paribas (the "Initial Issuing Bank") in the amount of $75,000,000.00 (the "Escrow Payment"). If Acquiror fails to comply with the requirements of the preceding sentence, Acquiror will on the day immediately following the Delivery Date pay to the Escrow Agent in immediately available funds the sum of $75,000,000.00. Acquiror, at its option and at its expense, may replace the Initial Letter of Credit (or any Replacement Letter of Credit) by delivery of another irrevocable, direct pay letter of credit in the amount of $75,000,000.00 issued by an institution that is reasonably acceptable to the Company, and in a form that is reasonably acceptable to the Company (any such other letter of credit being referred to herein as a "Replacement Letter of Credit"). Upon receipt of a Replacement Letter of Credit, Escrow Agent will surrender the replaced letter of credit to the issuing institution for cancellation. Any letter of credit held by the Escrow Agent at any time pursuant to this Agreement is referred to herein as the "Letter of Credit," and any institution that has issued such Letter of Credit is referred to herein as the "Issuing Bank".

    (b) Notwithstanding anything in this Agreement to the contrary, the Letter of Credit (or any Replacement Letter of Credit) may have any expiration date reasonably determined by Acquiror; PROVIDED, HOWEVER, that (i) if the Merger Agreement shall not have been terminated and (ii) if a Replacement Letter of Credit in the amount of $75,000,000.00 issued by an institution reasonably acceptable to the Company and in a form that is reasonably acceptable to the Company shall not have been delivered and accepted by the Escrow Agent at least two business days prior to the expiration date of the then outstanding Letter of Credit (the "Expiration Date"), then the Escrow Agent shall (x) on the business day immediately preceding the Expiration Date, present to the Issuing Bank in accordance with the Letter of Credit a draft for payment to the Escrow Agent of an amount equal to $75,000,000.00 (the "Letter of Credit Proceeds"); and (y) upon receipt of the Letter of Credit Proceeds, hold such proceeds in escrow until Acquiror shall have delivered, and the Escrow Agent shall have accepted, a Letter of Credit in the amount of $75,000,000.00 issued by an institution reasonably acceptable to the Company and in a form that is reasonably acceptable to the Company.

                                     A-VI-1

    3 APPOINTMENT OF ESCROW AGENT. Acquiror and the Company hereby designate and appoint Escrow Agent as their joint escrow agent pursuant to the terms of this Agreement. Escrow Agent agrees to (a) act as Escrow Agent, (b) hold and act upon the Letter of Credit and (c) deliver the proceeds of any payment under the Letter of Credit, in each case in accordance with the terms and conditions of this Escrow Agreement.

    4 DISBURSEMENT REQUESTS. At any time after termination of the Merger Agreement pursuant to any Escrow-Surrender Event, the Company may deliver to Escrow Agent and simultaneously to Acquiror a written notice (a "Company Payment Request") which states that such termination has occurred and requests that Escrow Agent, unless the Escrow Agent shall have already drawn on the Letter of Credit pursuant to Section 2(b) of this Agreement, (i) present to the Issuing Bank in accordance with the Letter of Credit a draft for payment to Escrow Agent of an amount equal to $75,000,000.00, and (ii) upon receipt of proceeds of such payment under the Letter of Credit, pay such proceeds in the manner indicated in such notice. If the Escrow Agent shall have already drawn on the Letter of Credit pursuant to Section 2(b) of this Agreement, the Escrow Agent shall, on the second business day after the Escrow Agent's receipt of the Company Payment Request, pay the proceeds of the Letter of Credit to the Company in the manner indicated in the Company Payment Request. Promptly upon termination of the Merger Agreement pursuant to an Escrow-Retention Provision, the Company shall deliver to Escrow Agent and Acquiror a written notice (a "Company Surrender Request") which states that such termination has occurred and requests that Escrow Agent surrender the Letter of Credit to the Issuing Bank for cancellation, or if the Escrow Agent shall have already drawn on the Letter of Credit pursuant to Section 2(b), requests the Escrow Agent to pay the proceeds of the Letter of Credit to Acquiror in the manner indicated in the Company Surrender Request.

    5  ESCROW AGENT'S RELEASE OF THE ESCROW FUND.

    (a) ACTIONS UPON JOINT INSTRUCTIONS. Escrow Agent will give instructions to the Issuing Bank or take other actions with respect to the Letter of Credit, and make disbursements, in accordance with the joint written instructions of the Company and Acquiror.

    (b) CONSUMMATION OF MERGER. At the closing of the Merger, pursuant to joint written instructions executed by Acquiror and the Company, Escrow Agent will surrender the Letter of Credit to the Issuing Bank for cancellation, or if the Escrow Agent shall have drawn on the Letter of Credit pursuant to Section 2(b), the Escrow Agent will pay the proceeds of the Letter of Credit to Acquiror as directed by Acquiror. If the Letter of Credit is cancelled pursuant to this paragraph 5(b), then this Agreement will terminate.

    (c) ACTIONS UPON COMPANY PAYMENT REQUEST. Upon receipt from the Company of a Company Payment Request pursuant to paragraph 4, Escrow Agent will immediately (and in any event within one business day) give Acquiror notice of such Company Payment Request. Escrow Agent will take the requested actions set forth in such Company Payment Request on the second business day following receipt of such Company Payment Request.

    (d) ACTIONS UPON COMPANY SURRENDER REQUEST. Immediately upon receipt from the Company of a Company Surrender Request pursuant to paragraph 4, Escrow Agent will take the requested actions set forth in such Company Surrender Request.

    (e) LETTER OF CREDIT WAIVER. Immediately upon receipt from the Company or Acquiror of a Letter of Credit Waiver (as defined in the Merger Agreement), Escrow Agent will surrender the Letter of Credit to the Issuing Bank for cancellation, or if the Escrow Agent shall have already drawn on the Letter of Credit pursuant to Section 2(b), pay the proceeds of the Letter of Credit to Acquiror. Upon such surrender or payment, this Agreement will terminate.

    6 LIABILITY OF ESCROW AGENT. Escrow Agent's duties and obligations under this Agreement will be determined solely by the express provisions of this Agreement. Escrow Agent will be under no obligation to refer to any documents other than this Agreement and the instructions and requests delivered to Escrow Agent hereunder. Escrow Agent will not have any duties or responsibilities except as expressly provided in this Agreement. Escrow Agent will not be obligated to recognize, and will not have any liability or responsibility arising under, any agreement to which Escrow Agent is not a party, even though reference thereto may be made herein. With respect to Escrow Agent's responsibility, the Company and Acquiror further agree that:

                                     A-VI-2

        (a) Escrow Agent will have no liability by reason of any error of judgment or for any act done or step taken or omitted by Escrow Agent, or for any mistake of fact or law or anything which Escrow Agent may do or refrain from doing in Agent's gross negligence, bad faith or willful misconduct. Escrow Agent may consult with counsel of its own choice (other than counsel for Acquiror or the Company or any of their affiliates) and will have full and complete authorization and protection for any action taken or suffered by Escrow Agent hereunder in good faith and in accordance with the opinion of such counsel. The reasonable costs of such counsel's services will be paid to Escrow Agent in accordance with paragraph 7. The Company and Acquiror will jointly indemnify and hold Escrow Agent harmless from and against any and all liability and expense which may arise out of any action taken or omitted by Escrow Agent in accordance with this Agreement, except for such liability and expenses which results from Escrow Agent's gross negligence, bad faith or willful misconduct.

        (b) The Company or Acquiror may examine the Escrow Agent's records pertaining to this Agreement at any time during normal business hours at Escrow Agent's office upon 24 hours' prior notice.

        (c) This Agreement is a personal one, Escrow Agent's duties hereunder being only to the other parties hereto, their successors, permitted assigns and legal representatives, and to no other Person.

        (d) No succession to, or assignment of, the interest of Acquiror or the Company will be binding upon the Escrow Agent unless and until written evidence of such succession or assignment, in form satisfactory to Escrow Agent, has been filed with and accepted by Escrow Agent.

        (e) Escrow Agent may rely or act upon requests or instructions signed by the proper parties or bearing a signature or signatures reasonably believed by Escrow Agent to be genuine of the proper parties.

        (f) In case any emergency held by Escrow Agent will be attached, garnished or levied upon under a court order, or the delivery thereof will be stayed or enjoined by a court order, or any writ, order, judgment or decree will be made or entered by any court, or any order, judgment or decree will be made or entered by any court affecting the property deposited under this Agreement or any party thereof, Escrow Agent is hereby expressly authorized, in its sole discretion, to obey and comply with all writs, orders, judgments or decrees so entered or issued, whether or with or without jurisdiction, and in case Escrow Agent obeys or complies with any such writ, order, judgment or decree, Escrow Agent will not be liable to Acquiror or the Company or to any other Person by reason of such compliance in connection with such litigation, and the Company and Acquiror jointly and severally agree to pay to Escrow Agent on demand its reasonable costs, attorneys' fees, charges, disbursements and expenses in connection with such litigation.

        (g) Subject to the terms of this paragraph 6(g), Escrow Agent reserves the right to resign at any time by giving written notice of resignation to Acquiror and the Company specifying the effective date thereof. Within 30 days after receiving such notice, Acquiror and the Company jointly will appoint a successor escrow agent to which Escrow Agent may distribute the property then held hereunder, less Escrow Agent's accrued fees and reasonable costs and expenses. Escrow Agent hereby agrees to use commercially reasonable efforts to comply with the Issuing Bank's conditions for transfer of the Letter of Credit to a successor escrow agent. If a successor escrow agent has not been appointed or has not accepted such appointment by the end of such 30-day period, Escrow Agent may apply to a court of competent jurisdiction for the appointment of a successor escrow agent, and Acquiror and the Company will pay the reasonable costs, expenses and attorneys' fees which are incurred in connection with such proceeding. Notwithstanding the above, if a transfer of the Letter of Credit is prohibited by this terms, or if the Letter of Credit does not expressly permit a subsequent holder to draw on such Letter of Credit, then Escrow Agent shall not deliver the Letter of Credit to the clerk for any such court, but instead either (i) Acquiror shall arrange for the replacement of such Letter of Credit with another Letter of Credit permitting such transfer and permitting the subsequent holder to draw on the replacement Letter of Credit in accordance with the terms hereof and as specified in the replacement Letter of Credit (which shall be on the same terms and conditions contained in the Letter of Credit), in which event the Escrow Agent may deposit such replacement Letter of Credit with the clerk of any such court, or (ii) the Escrow Agent shall draw on such non-transferable Letter of Credit and deliver the proceeds to the clerk of such court.

                                     A-VI-3

        (h) Escrow Agent does not have any interest in the escrow fund, but is serving as escrow holder only and has possession thereof. If any payments of income from the escrow fund will be subject to withholding regulations then in force with respect to United States taxes, Acquiror and the Company agree to provide Escrow Agent with appropriate forms for or with respect to such withholder. This paragraph 6(h) and paragraphs 6(a), 6(f), 6(g) and 7 will survive notwithstanding any termination of this Agreement or Escrow Agent's resignation.

    7 COMPENSATION OF ESCROW AGENT. Escrow Agent will be entitled to a reasonable fee for services rendered and for reimbursement of extraordinary expenses incurred in performance of its duties, which extraordinary expenses are not included in said fee. Said fee and expenses will be divided equally between Acquiror, on the one hand, and the Company, on the other hand.

    8 NOTICES. All notices, requests, demands, claims and other communications hereunder ("Notices") will be in writing, personally delivered or sent by facsimile and addressed to the intended recipient as set forth below:

           NOTICES TO THE COMPANY:

           Citicasters Inc.
           Suite 600
           One East Fourth Street
           Cincinnati, Ohio 45202
           Attention: Samuel J. Simon, Esq.
           Phone: (513) 562-8019
           Facsimile: (513) 562-8075

           WITH A COPY (WHICH WILL NOT CONSTITUTE NOTICE TO THE COMPANY) TO:

           Jones, Day, Reavis & Pogue
           North Point
           901 Lakeside Avenue
           Cleveland, Ohio 44114
           Attention: Lyle G. Ganske, Esq.
           Phone: (216) 586-7264
           Facsimile: (216) 579-0212

           NOTICES TO ACQUIROR:

           Jacor Communications, Inc.
           1300 PNC Center
           201 East Fifth Street
           Cincinnati, OH 45202
           Attention: Mr. Randy Michaels
           Phone: (513) 621-1300
           Facsimile: (513) 621-0090

           WITH A COPY (WHICH WILL NOT CONSTITUTE NOTICE TO ACQUIROR) TO:

           Graydon, Head & Ritchey
           1900 Fifth Third Center
           511 Walnut Street
           Cincinnati, Ohio 45202
           Attention: Thomas W. Kahle
           Phone: (513) 621-6464
           Facsimile: (513) 651-3836

                                     A-VI-4
           and to:

           Mayer, Brown & Platt
           190 South LaSalle Street
           Chicago, IL 60603-3441
           Attention: Scott J. Davis, Esq.
           Phone: (312) 701-7311
           Facsimile: (312) 701-7711

           NOTICES TO ESCROW AGENT:

           PNC Bank, Ohio, N.A.
           201 East Fifth Street
           Corporate Trust Department
           Third Floor
           Cincinnati, OH 45202
           Attention: Jack Hannah
           Phone: (513) 651-8385
           Facsimile: (513) 651-7901

Any notices will be deemed to have been given pursuant to this Agreement when personally delivered or sent by facsimile (electronically confirmed). Any party may change the address to which Notices are to be delivered by giving the other parties notice in the manner provided in this paragraph 8.

    9  BINDING  EFFECT: ASSIGNMENT.   This Agreement and  all of the  provisions
hereof will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

    10 SEVERABILITY. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term of this Agreement, such provision will be fully severable; this Agreement will be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Agreement; and the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement.

    11 NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any Person.

    12 HEADINGS. The headings used in this Agreement are for convenience of reference only and do not constitute a part of this Agreement and will not be deemed to limit, characterize or in any way affect any provision of this Agreement, and all provisions of this Agreement will be enforced and construed as if no heading had been used in this Agreement.

    13 COUNTERPARTS. This Agreement may be executed in two or more counterparts, any one of which need not contain the signatures of more than one Person, but all such counterparts taken together will constitute one and the same instrument.

    14 GOVERNING LAW. This Agreement will be governed by and construed in accordance with the domestic laws of the State of Ohio, without giving effect to any choice of law or conflict of law provision (whether of the State of Ohio or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Ohio.

    15  NUMBER.   Each  defined term  used in  this Agreement  has a  comparable meaning used in its plural or singular form.

                                     A-VI-5

    16 INCLUDING. Whenever the term "including" (whether or not that term is followed by the word "but not limited to" or "without limitation" or words of similar effect) is used in this Agreement in connection with a listing of items within a particular classification, that listing will be interpreted to be illustrative only and will not be interpreted as a limitation on, or exclusive listing of, the items within that classification.

    17 TERMINATION. If the Letter of Credit (other than a Letter of Credit that is replaced by a Replacement Letter of Credit) is cancelled pursuant to the terms of this Agreement, then this Agreement will terminate. This Agreement shall survive any termination of the Merger Agreement.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                          JACOR COMMUNICATIONS, INC.

                                          By:         /s/ RANDY MICHAELS
                                             -----------------------------------

                                          Its:   President and Co-Chief
                                               Operating Officer
                                             -----------------------------------

                                          CITICASTERS INC.

                                          By:         /s/ SAMUEL J. SIMON
                                             -----------------------------------

                                          Its:       Senior Vice President
                                             -----------------------------------

                                          PNC BANK, OHIO, N.A., as Escrow Agent

                                          By:         /s/ JACK C. HANNAH
                                             -----------------------------------

                                          Its:            Bank Officer
                                             -----------------------------------

                                     A-VI-6

                                                                       ANNEX VII

                          PLAN AND AGREEMENT OF MERGER

    THIS PLAN AND AGREEMENT OF MERGER ("Plan") dated as of            , 1996, is
entered into by JACOR COMMUNICATIONS, INC., an Ohio corporation ("Jacor"), and NEW JACOR, INC., a Delaware corporation ("New Jacor"), under the following circumstances:

        A. Jacor is a corporation duly incorporated and existing under the General Corporation Law of the State of Ohio.

        B. New Jacor is a corporation duly incorporated and existing under the General Corporation Law of the State of Delaware and is a wholly-owned subsidiary of Jacor.

        C. The Boards of Directors of Jacor and New Jacor deem it desirable and in the best interests of their corporations and their stockholders that Jacor be merged with and into New Jacor upon the terms and conditions hereinafter set forth, which terms and conditions have been approved by the Boards of Directors of the constituent corporations.

    NOW, THEREFORE, in consideration of the agreements and covenants and subject to the conditions herein set forth, Jacor and New Jacor agree as follows:

    SECTION 1. MERGER. Jacor and New Jacor will be merged into a single corporation by Jacor merging with and into New Jacor ("Merger"). New Jacor will survive the Merger and change its name to "Jacor Communications, Inc." (the "Resulting Corporation"). The Resulting Corporation will be governed by the General Corporation Law of the State of Delaware. Upon such Merger, the separate existence of Jacor (except insofar as it may be continued by statute) will cease and the Resulting Corporation shall possess all the property, rights, privileges, powers and franchises, and shall be subject to all the debts, liabilities and duties of Jacor.

    SECTION 2. APPROVAL. Upon the approval and adoption of this Plan by a favorable vote of the holders of two-thirds of the outstanding shares of Jacor common stock and by a favorable vote of the holders of a majority of New Jacor common stock, the Board of Directors of Jacor and of New Jacor shall be authorized to execute this Plan and related Certificates of Merger. The Merger will be effective at the close of business on the date on which a Certificate of Merger is filed with the appropriate state officials in the State of Ohio and a Certificate of Merger is filed in the State of Delaware ("Effective Time").

    SECTION 3. CERTIFICATE OF INCORPORATION. From and after the Effective Time, the Certificate of Incorporation of New Jacor in effect at the Effective Time will become the Certificate of Incorporation of the Resulting Corporation (the "New Certificate of Incorporation") until such time the New Certificate of Incorporation may be further amended as provided by General Corporation Law of the State of Delaware and by the New Certificate of Incorporation. The New Certificate of Incorporation as it will exist on the Effective Date is attached hereto as Exhibit A.

    SECTION 4. BYLAWS. From and after the Effective Time, the Bylaws of New Jacor, in effect at the Effective Time will become the Bylaws of the Resulting Corporation (the "New Bylaws") until the New Bylaws may be further amended as provided by the General Corporation Law of the State of Delaware and the New Certificate of Incorporation. The New Bylaws as they will exist on the Effective Date are attached hereto as Exhibit B.

    SECTION 5. DIRECTORS. From and after the Effective Time, the directors of Jacor at the Effective Time will serve as the directors of the Resulting Corporation until their successors are duly elected or appointed and qualified in the manner provided by Delaware law and the New Certificate of Incorporation and the New Bylaws.

    SECTION 6. OFFICERS. From and after the Effective Time, the officers of Jacor at the Effective Time will serve as the officers of the Resulting Corporation until their successors are duly elected or appointed in accordance with the New Bylaws and at the pleasure of the Resulting Corporation's Board of Directors.

                                    A-VII-1

    SECTION 7. CONVERSION OF SHARES. The manner and basis of converting shares of Jacor common stock, without par value, into shares of the Resulting Corporation's common stock, with a par value of $.01 per share, upon the consummation of the Merger is as follows:

    7.1 All shares of common stock of New Jacor outstanding immediately prior to the Effective Time shall be cancelled as a result of the Merger and shall be held as treasury shares by the Resulting Corporation.

    7.2 Each share of common stock of Jacor outstanding immediately prior to the Effective Time, except shares held in Jacor's treasury which shares are cancelled at the Effective Time, will be converted into one share of the Resulting Corporation's common stock, so that for each share of Jacor common stock held a Jacor stockholder will receive one share of the Resulting Corporation's common stock.

    7.3 The one-for-one exchange of shares of the Resulting Corporations' common stock for shares of Jacor's common stock outstanding immediately prior to the Effective Time is not subject to adjustment to take into account the effect of any stock split, stock dividend, or other like changes with respect to Jacor common stock occurring between the record date for Jacor stockholders entitled to vote upon the Plan and the Effective Time.

    7.4 Each outstanding option to acquire shares of Jacor common stock will be converted upon the Effective Time into an option to acquire an equal number of shares of the Resulting Corporation's common stock.

    7.5 Each outstanding Jacor certificate which, immediately prior to the Effective Time, represented Jacor common stock will, immediately after the Effective Time, evidence ownership of the number of shares of the Resulting Corporation's common stock into which the Jacor common stock has been converted and the holder thereof will have all rights of a holder of the Resulting Corporation's common stock, including dividends, distributions and voting rights. It is not necessary that existing certificates of Jacor common stock be exchanged for new certificates of the Resulting Corporation's common stock.

    SECTION 8. TERMINATION. At any time prior to the filing of the Certificates of Merger as contemplated by this Plan, the Merger may be terminated by the Board of Directors of either Jacor or of New Jacor notwithstanding approval of this Plan by the stockholders of Jacor or of New Jacor.

    IN WITNESS WHEREOF, the parties hereto have caused this Plan to be executed in their respective corporate names by their respective officers as duly authorized by their respective Boards of Directors and stockholders, all as the date first above written.

ATTEST:                                       JACOR COMMUNICATIONS,
INC.

By: __________________________________    By: __________________________________
      R. Christopher Weber, SECRETARY            Randy Michaels, PRESIDENT

ATTEST:                                   NEW JACOR, INC.

By: __________________________________    By: __________________________________
      R. Christopher Weber, SECRETARY            Randy Michaels, PRESIDENT

                                    A-VII-2

                                                                       EXHIBIT A

                          CERTIFICATE OF INCORPORATION
                                       OF
                                NEW JACOR, INC.

    ----------------------------------------------------------------------------

    First: The name of the Corporation is New Jacor, Inc.

    Second: The address of the registered office of the Corporation is Corporation Trust Center, 1209 Orange Street, Wilmington, County of New Castle, Delaware 19801. The name of the registered agent at that address is The Corporation Trust Company.

    Third: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware. The Corporation shall have all of the powers granted or permitted by the laws of the State of Delaware to corporations organized under its General Corporation Law.

    Fourth: The maximum aggregate number of shares which the Corporation is authorized to have outstanding is One Hundred Four Million (104,000,000) shares, divided into three classes. The first class consists of One Hundred Million (100,000,000) shares of Common Stock, with a par value of $.01 per share (the "Common Stock"). The second class consists of Two Million (2,000,000) shares of Class A preferred stock, with a par value of $.01 per share (the "Class A Preferred Stock"). The third class consists of Two Million (2,000,000) shares of Class B preferred stock, with a par value of $.01 per share (the "Class B Preferred Stock", which together with the Class A Preferred Stock is referred to herein as the "Preferred Stock"). The Preferred Stock is senior to the Common Stock, and the Common Stock is subject to the rights and preferences of the Preferred Stock as hereinafter set forth.

    (a) DIVIDENDS ON COMMON STOCK. So long as any Preferred Stock shall remain outstanding, no dividend shall be declared or paid or any distribution made on the Common Stock or on any other class of shares junior to the Preferred Stock, and no shares of Common Stock or of any other class junior to the Preferred Stock shall be purchased or retired, and no moneys shall be made available for a sinking fund for such purpose unless dividends for all past dividend periods shall have been paid or declared (and funds for the payment thereof set apart) on all outstanding Preferred Stock of all series. Subject to the above provisions, and not otherwise, dividends may be paid from time to time on the Common Stock or other junior issues out of funds legally available for the purpose as and when declared by the Board of Directors.

    (b) LIQUIDATION RIGHTS. In the event of any liquidation, dissolution, or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of the Preferred Stock of each series shall be entitled to be paid in full the liquidation price fixed by the Board of Directors for the respective series at or before the time of issuance thereof, plus an additional amount equal to any accrued unpaid dividends. All such payments or distributions to or among the holders of the Preferred Stock are to be made before any sum shall be paid to or distributed among the holders of the Common Stock. Liquidation rights of different classes or series of Preferred Stock shall be as determined by the Board of Directors pursuant to Article Fourth, Section (f) below.

    (c) VOTING RIGHTS. The holders of Common Stock and Class A Preferred Stock shall have full voting rights (provided that, except as otherwise required by law, the Common Stock and the Class A Preferred Stock shall vote together and not separately). The holders of Class B Preferred Stock shall not be entitled to vote at meetings of the shareholders of the Corporation or to receive notice of such meetings, except as otherwise provided herein or as required by law or as lawfully fixed by the Board of Directors with respect to each series of Class B Preferred Stock.

                                    A-VII-3

    (d) PREEMPTIVE RIGHTS. No holder of shares of Common Stock or Preferred Stock shall be entitled as a matter of right to subscribe for or purchase any part of any new or additional issue of shares, or securities convertible into shares of any kind whatsoever, whether now or hereafter authorized, and whether issued for cash, property, services, by way of dividends, or otherwise.

    (e) CONVERSION. The holders of Common Stock shall have no right to convert their shares to shares of any other class or any other series.

    (f) PREFERRED STOCK. The Board of Directors is authorized, subject to any limitations prescribed by law, to provide from time to time for the issuance of the shares of the Class A Preferred Stock and the Class B Preferred Stock in series, and to establish, by resolution, without shareholder approval, the characteristics of each series including the following:

        (1) SERIES. The number of shares of that series, which may subsequently be increased or decreased (but not below the number of shares of that series then outstanding) by resolution of the Board of Directors, and the distinctive designation thereof;

        (2) DIVIDENDS. The rights in respect of dividends on the shares of that series, whether dividends shall be cumulative and if so, from which date or dates and the relative rights or priority, if any, of payment of dividends on shares of that series and any limitations, restrictions or conditions on the payment of dividends;

        (3)   VOTING RIGHTS.   The voting  rights, if any,  with respect to that
    series;

        (4) LIQUIDATION RIGHTS. The relative amounts, and the relative rights or priority, if any, of payment in respect of shares of that series, which the holders of the shares of that series shall be entitled to receive upon any liquidation, dissolution or winding up of the Corporation;

        (5) REDEMPTION. The terms and conditions (including the price or prices, which may vary under different conditions and at different redemption dates), if any, upon which all or any part of the shares of that series may be redeemed, and any limitations, restrictions or conditions on such redemption;

        (6)   RETIREMENT.   The  terms, if any,  of any  purchase, retirement or
    sinking fund to be provided for the shares of that series;

        (7) CONVERSION. The terms, if any, upon which the shares of that series shall be convertible into or exchangeable for shares of any other class, classes or series, or other securities, whether or not issued by the Corporation;

        (8) RESTRICTIONS ON INDEBTEDNESS. The restrictions, limitations and conditions, if any, upon issuance of indebtedness of the Corporation so long as any shares of that series are outstanding; and

        (9) MISCELLANEOUS. Any other preferences and relative, participating, optional or other rights and limitations of that series not inconsistent with law, the provisions of this Section (f) or any resolution of the Board of Directors pursuant hereto (including preferences, rights and limitations of that series relative to the common stock or other preferred stock of the Corporation).

    Fifth: Whenever a compromise or arrangement is proposed between the Corporation and its creditors, or any class of them, and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 291 of Title 8 of the Delaware Code, or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement

                                    A-VII-4
and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

    Sixth: A Director of the Corporation shall not be personally liable to the Corporation or any stockholder for monetary damages for breach of fiduciary duty as a Director, except that this Article Sixth shall not eliminate or limit a Director's liability (i) for any breach of the Director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the Director derived an improper personal benefit. If the Delaware General Corporation Law is amended after the filing of the Certificate of Incorporation of which this Article Sixth is a part to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

    Any repeal or modification of the foregoing provisions of this Article Sixth by the stockholders of the Corporation shall not increase the personal liability of any Director of the Corporation for any act or occurrence taking place prior to such repeal or modification, or otherwise adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

    The Corporation shall, to the fullest extent permitted by Section 145 of the Delaware General Corporation Law, as amended from time to time, indemnify all persons who are eligible for indemnification pursuant thereto. The provisions of this Article Sixth shall not be deemed to limit or preclude indemnification of a Director by the Corporation for any liability of a Director which has not been eliminated by the provisions of this Article Sixth.

    Seventh: The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

    GENERAL POWERS OF THE BOARD OF DIRECTORS. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by status or by the Certificate of Incorporation or the Bylaws of the Corporation, the Directors are hereby empowered to exercise all such powers and to do such things and acts as may be exercised or done by the Corporation.

    (a) ADDITIONAL POWERS OF THE BOARD OF DIRECTORS. The Board of Directors shall have the power, without the vote or assent of the stockholders and subject to the restrictions set forth herein and to the rights of the holders of the Common Stock and Preferred Stock then outstanding:

        (1) CERTAIN ACTS. To make, alter, amend, change, add to or repeal the Bylaws of the Corporation; to fix and vary an amount to be reserved for any proper purpose; to incur indebtedness and authorize and cause to be executed mortgages and liens upon all or any part of the property of the Corporation; to determine the use and disposition of any surplus or net profit; and to fix the times for declaration and payment of dividends.

        (2) CONTRACTS. The directors, in their discretion, may submit any contract or act for approval or ratification at any annual meeting of the stockholders, or at any special meeting of the stockholders called for the purpose of considering any such act or contract, and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the stock of the Corporation which is represented in person or by proxy at such meeting and entitled to vote thereat (provided that a lawful quorum of stockholders be there represented in person or by proxy) shall be as valid and binding upon the Corporation and upon all the stockholders as though it had been approved or ratified by every stockholder of the Corporation, whether or not the contract or act would otherwise be open to attack because of directors' interest or for any other reason.

                                    A-VII-5

    Eighth: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on stockholders, directors and officers are subject to this reserved power.

    Ninth: Notwithstanding any other provision of this Certificate of Incorporation to the contrary, outstanding shares of stock of the Corporation shall always be subject to redemption by the Corporation, by action of the Board of Directors, if in the judgment of the Board of Directors such action should be taken, pursuant to Section 151(b) of the Delaware General Corporation Law or any other applicable provision of law, to the extent necessary to prevent the loss or secure the reinstatement of any license or franchise from any governmental agency held by the Corporation or any of its subsidiaries to conduct any portion of the business of the Corporation or any of its subsidiaries, which license or franchise is conditioned upon some or all of the holders of the Corporation's stock meeting prescribed qualifications and/or restrictions. The terms and conditions of such redemption shall be as follows:

    (a) the redemption price of the shares to be redeemed pursuant to this Article Ninth shall be determined by the Board of Directors and shall be at least equal to the lesser of (i) the Fair Market Value or (ii) if such stock was purchased by such Disqualified Holder within one year of the Redemption Date, such Disqualified Holder's purchase price for such shares;

    (b) the redemption price of such shares may be paid in cash, Redemption Securities or any combination thereof;

    (c) if less than all the shares held by Disqualified Holders are to be redeemed, the shares to be redeemed shall be selected in such manner as shall be determined by the Board of Directors, which may include selection first of the most recently purchased shares thereof, selection by lot or selection in any other manner determined by the Board of Directors;

    (d) at least 30 days' written notice of the Redemption Date shall be given to the record holders of the shares selected to be redeemed (unless waived in writing by any such holder), provided that the Redemption Date may be the date on which written notice shall be given to record holders if the cash or Redemption Securities necessary to effect the redemption shall have been deposited in trust for the benefit of such record holders and subject to immediate withdrawal by them upon surrender of the stock certificates for their shares to be redeemed;

    (e) from and after the Redemption Date, any and all rights of whatever nature, which may be held by the owners of shares selected for redemption (including without limitation any rights to vote or participate in dividends declared on stock of the same class or series as such shares), shall cease and terminate and they shall thenceforth be entitled only to receive the cash or Redemption Securities payable upon redemption; and

    (f) such other terms and conditions as the Board of Directors shall determine.

    For purposes of this Article Ninth:

        (i) "Disqualified Holder" shall mean any holder of shares of stock of the Corporation whose holding of such stock, either individually or when taken together with the holding of shares of stock of the Corporation by any other holders, may result, in the judgment of the Board of Directors, in the loss of, or the failure to secure the reinstatement of, any license or franchise from any governmental agency held by the Corporation or any of its subsidiaries to conduct any portion of the business of the Corporation or any of its subsidiaries.

        (ii) "Fair Market Value" of a share of the Corporation's stock of any class or series shall mean the average Closing Price for such a share for each of the 45 most recent days on which shares of stock of such class or series shall have been traded preceding the day on which notice of redemption shall be given pursuant to paragraph (d) of this Article Ninth; PROVIDED, HOWEVER, that if shares of stock of such class or series are not traded on any securities exchange or in the over-the-counter market, "Fair Market Value" shall be determined by the Board of Directors in good faith. "Closing Price" on any day means the reported closing sales price or, in case no such sale takes place, the average of the reported closing

                                    A-VII-6
    bid and asked prices on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing sales price or bid quotation for such stock on the National Association of Securities Dealers, Inc. Automated Quotations System or any system then in use, or if no such prices or quotations are available, the fair market value on the day in question as determined by the Board of Directors.

        (iii) "Redemption Date" shall mean the date fixed by the Board of Directors for the redemption of any shares of stock of the Corporation pursuant to this Article Ninth.

        (iv) "Redemption Securities" shall mean any debt or equity securities of the Corporation, any of its subsidiaries or any other corporation, or any combination thereof, having such terms and conditions as shall be approved by the Board of Directors and which, together with any cash to be paid as part of the redemption price, in the opinion of any nationally recognized investment banking firm selected by the Board of Directors (which may be a firm which provides other investment banking, brokerage or other services to the Corporation), has a value, at the time notice of redemption is given pursuant to paragraph (d) of this Article Ninth, at least equal to the price required to be paid pursuant to paragraph (a) of this Article Ninth (assuming, in the case of Redemption Securities to be publicly traded, such Redemption Securities were fully distributed and subject only to normal trading activity).

                                    A-VII-7

                                                                       EXHIBIT B

                                     BYLAWS OF
                                  NEW JACOR, INC.

 -------------------------------------------------------------------------------

                                   ARTICLE 1
                                  STOCKHOLDERS

    SECTION 1.1 ANNUAL MEETING. An annual meeting of the stockholders, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, on such date, and at such time as the Board of Directors shall each year fix, which date shall be within thirteen (13) months of the last annual meeting of stockholders or, if no such meeting has been held, the date of incorporation.

    SECTION 1.2 SPECIAL MEETINGS. Special meetings of the stockholders, for any purpose or purposes prescribed in the notice of the meeting, may be called by one-third (1/3) of the directors then in office (rounded up to the nearest whole number), by the chief executive officer, or by stockholders holding at least ten percent (10%) of all issued and outstanding stock entitled to vote at the meeting. A Special meeting may not be called by any other person or persons. No business other than that described in the notice of the special meeting may be transacted at a special meeting of stockholders.

    SECTION 1.3 PLACE OF MEETINGS. Annual and special meetings of Stockholders shall be held at the principal office of the corporation in the City of Cincinnati, Ohio, or at any other reasonably convenient location, either within or without the State of Ohio, to be designated by the Board of Directors.

    SECTION 1.4 NOTICE OF MEETINGS. Written notice of the place, date, and time of all meetings of the stockholders shall be given, not less than ten (10) nor more than sixty (60) days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting, except as otherwise provided herein or required by law (meaning, here and hereinafter, as required from time to time by the Delaware General Corporation Law or the Certificate of Incorporation of the Corporation).

    When a meeting is adjourned to another place, date or time, written notice need not be given of the adjourned meeting if the place, date and time thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than thirty (30) days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, date, and time of the adjourned meeting shall be given in conformity herewith. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

    SECTION 1.5 QUORUM. At any meeting of the stockholders, the holders of a majority of all of the shares of the stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number may be required by law. Where a separate vote by a class or classes is required, a majority of the shares of such class or classes present in person or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter.

    If a quorum shall fail to attend any meeting, the chairman of the meeting or the holders of a majority of the shares of stock entitled to vote who are present, in person or by proxy, may adjourn the meeting to another place, date, or time.

    SECTION 1.6 ORGANIZATION. Such person as the Board of Directors may have designated or, in the absence of such a person, the chief executive officer of the Corporation or, in his or her absence, such person as may be chosen by the holders of a majority of the shares entitled to vote who are present, in person or by

                                    A-VII-8
proxy, shall call to order any meeting of the stockholders and act as chairman of the meeting. In the absence of the Secretary of the Corporation, the secretary of the meeting shall be such person as the chairman appoints.

    SECTION 1.7 CONDUCT OF BUSINESS. The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seem to him or her in order. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting.

    SECTION 1.8 PROXIES AND VOTING. At any meeting of the stockholders, every stockholder entitled to vote may vote in person or by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this paragraph may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

    All voting, including on the election of directors but excepting where otherwise required by law, may be by a voice vote; provided, however, that upon demand therefore by a stockholder entitled to vote or by his or her proxy, a stock vote shall be taken. Every stock vote shall be taken by ballots, each of which shall state the name of the stockholder or proxy voting and such other information as may be required under the procedure established for the meeting. The Corporation may, and to the extent required by law, shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting may, and to the extent required by law, shall, appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability. Every vote taken by ballots shall be counted by an inspector or inspectors appointed by the chairman of the meeting.

    All elections shall be determined by a plurality of the votes cast, and except as otherwise required by law, all other matters shall be determined by a majority of the votes cast affirmatively or negatively.

    SECTION 1.9 STOCK LIST. A complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in his or her name, shall be open to the examination of any such stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held.

    The stock list shall also be kept at the place of the meeting during the whole time thereof and shall be open to the examination of any such stockholder who is present. This list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

    SECTION 1.10 CONSENT OF STOCKHOLDERS IN LIEU OF MEETING. Any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of the stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in Delaware, or its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be made by hand or by certified or registered mail, return receipt requested.

                                    A-VII-9

    Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the date of the earliest dated consent delivered to the Corporation, a written consent or consents signed by a sufficient number of holders to take action are delivered to the Corporation in the manner prescribed in the first paragraph of this
Section 1.10.

                                   ARTICLE 2
                               BOARD OF DIRECTORS

    SECTION 2.1 NUMBER AND TERM OF OFFICE. The number of directors who shall constitute the whole Board shall be such number as the Board of Directors shall from time to time have designated, except that in the absence of any such designation, such number shall be seven (7). Each director shall be elected for a term of one year and until his or her successor is elected and qualified, except as otherwise provided herein or required by law.

    Whenever the authorized number of directors is increased between annual meetings of the stockholders, a majority of the directors then in office shall have the power to elect such new directors for the balance of a term and until their successors are elected and qualified. Any decrease in the authorized number of directors shall not become effective until the expiration of the term of the directors then in office unless, at the time of such decrease, there shall be vacancies on the board which are being eliminated by the decrease.

    SECTION 2.2 VACANCIES. If the office of any director becomes vacant by reason of death, resignation, disqualification, removal or other cause, a majority of the directors remaining in office, although less than a quorum, may elect a successor for the unexpired term and until his or her successor is elected and qualified. A resignation from the Board of Directors shall be deemed to take effect upon its receipt by the Secretary unless some other effective time is specified therein.

    SECTION 2.3 REGULAR MEETINGS. Regular meetings of the Board of Directors shall be held at such place or places, on such date or dates, and at such time or times as shall have been established by the Board of Directors and publicized among all directors. A notice of each regular meeting shall not be required.

    SECTION 2.4 SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by two of the directors then in office or by the chief executive officer and shall be held on such date, and at such time as they or he or she shall fix. Notice of the place, date, and time of each such special meeting shall be given each director by whom it is not waived by mailing written notice not less than seven (7) days before the meeting or by telegraphing or telexing or by facsimile transmission of the same not less than twenty-four (24) hours before the meeting. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.

    SECTION 2.5 PLACE OF MEETINGS OF BOARD OF DIRECTORS. All meetings of the Board of Directors shall be held at the principal office of the corporation in the City of Cincinnati, Ohio, or at such other reasonably convenient location, either within or without the State of Ohio, as the Board may designate from time to time and as may be specified in the notice thereof.

    SECTION 2.6 QUORUM. At any meeting of the Board of Directors, a majority of the total number of the whole Board shall constitute a quorum for all purposes. If a quorum shall fail to attend any meeting, a majority of those present may adjourn the meeting to another place, date, or time, without further notice or waiver thereof.

    SECTION 2.7 PARTICIPATION IN MEETINGS BY CONFERENCE TELEPHONE. Members of the Board of Directors, or of any committee thereof, may participate in a meeting of such Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and such participation shall constitute presence in person at such meeting.

                                    A-VII-10

    SECTION 2.8 CONDUCT OF BUSINESS. At any meeting of the Board of Directors, business shall be transacted in such order and manner as the Board may from time to time determine, and all matters shall be determined by the vote of a majority of the directors present, except as otherwise provided herein or required by law. Action may be taken by the Board of Directors without a meeting if all members thereof consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors.

    SECTION 2.9 POWERS. The Board of Directors may, except as otherwise required by law, exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, including, without limiting the generality of the foregoing, the unqualified power:

        2.9.1 To declare dividends from time to time in accordance with law;

        2.9.2 To  purchase  or  otherwise   acquire  any  property,  rights   or
              privileges on such terms as it shall determine;

        2.9.3 To authorize the creation, making and issuance, in such form as it may determine, of written obligations of every kind, negotiable or non-negotiable, secured or unsecured, and to do all things necessary in connection therewith;

        2.9.4 To remove any officer of the Corporation with or without cause, and from time to time to devolve the powers and duties of any officer upon any other person for the time being;

        2.9.5 To confer upon any officer of the Corporation the power to appoint, remove and suspend subordinate officers, employees and agents;

        2.9.6 To adopt from time to time such stock, option, stock purchase, bonus or other compensation plans for directors, officers, employees and agents of the Corporation and its subsidiaries as it may determine;

        2.9.7 To adopt from time to time such insurance, retirement, and other benefit plans for directors, officers, employees and agents of the Corporation and its subsidiaries as it may determine; and,

        2.9.8 To adopt from time to time regulations, not inconsistent with these Bylaws, for the management of the Corporation's business and affairs.

    SECTION 2.10 COMPENSATION OF DIRECTORS. Directors, as such, may receive, pursuant to resolution of the Board of Directors, fixed fees and other compensation for their services as directors, including, without limitation, their services as members of committees of the Board of Directors.

                                   ARTICLE 3
                                   COMMITTEES

    SECTION 3.1 COMMITTEES OF THE BOARD OF DIRECTORS. The Board of Directors, by a vote of a majority of the whole Board, may from time to time designate committees of the Board, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the Board and shall, for those committees and any others provided for herein, elect a director or directors to serve as the member or members, designating, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of the committee. Any committee so designated may exercise the power and authority of the Board of Directors to declare a dividend, to authorize the issuance of stock or to adopt a certificate of ownership and merger pursuant to
Section 253 of the Delaware General Corporation Law if the resolution which designates the committee or a supplemental resolution of the Board of Directors shall so provide. In the absence or disqualification of any member of any committee and any alternate member in his or her place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.

                                    A-VII-11

    SECTION 3.2 CONDUCT OF BUSINESS. Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as otherwise provided herein or required by law. Adequate provision shall be made for notice to members of all meetings; one-third (1/3) of the members shall constitute a quorum unless the committee shall consist of one (1) or two (2) members, in which event one (1) member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present. Action may be taken by any committee without a meeting if all members thereof consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of such committee.

                                   ARTICLE 4
                                    OFFICERS

    SECTION 4.1 GENERALLY. The officers of the Corporation shall consist of a Chairman of the Board, a President, one or more Vice Presidents, a Secretary, a Treasurer and such other officers as may from time to time be appointed by the Board of Directors. Officers shall be elected by the Board of Directors, which shall consider that subject at its first meeting after every annual meeting of stockholders. Each officer shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any number of offices may be held by the same person.

    SECTION 4.2 CHAIRMAN OF THE BOARD. The Chairman of the Board, if one be elected, shall preside at all meetings of the Board of Directors and shall have such other powers and duties as may be prescribed by the Board of Directors.

    SECTION 4.3 PRESIDENT. The President shall be the chief executive officer of the Corporation. Subject to the provisions of these Bylaws and to the direction of the Board of Directors, he or she shall have the responsibility for the general management and control of the business and affairs of the Corporation and shall perform all duties and have all powers which are commonly incident to the office of chief executive or which are delegated to him or her by the Board of Directors. He or she shall have power to sign all stock certificates, contracts and other instruments of the Corporation which are authorized and shall have general supervision and direction of all of the other officers, employees and agents of the Corporation.

    SECTION 4.4 VICE PRESIDENT. Each Vice President shall have such powers and duties as may be delegated to him or her by the Board of Directors. One (1) Vice President shall be designated by the Board to perform the duties and exercise the powers of the President in the event of the President's absence or disability.

    SECTION 4.5 TREASURER. The Treasurer shall have the responsibility for maintaining the financial records of the Corporation. He or she shall make such disbursements of the funds of the Corporation as are authorized and shall render from time to time an account of all such transactions and of the financial condition of the Corporation. The Treasurer shall also perform such other duties as the Board of Directors may from time to time prescribe.

    SECTION 4.6 SECRETARY. The Secretary shall issue all authorized notices for, and shall keep minutes of, all meetings of the stockholders and the Board of Directors. He or she shall have charge of the corporate books and shall perform such other duties as the Board of Directors may from time to time prescribe.

    SECTION 4.7 DELEGATION OF AUTHORITY. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.

    SECTION 4.8 REMOVAL. Any officer of the Corporation may be removed at any time, with or without cause, by the Board of Directors.

    SECTION 4.9 ACTION WITH RESPECT TO SECURITIES OF OTHER CORPORATIONS. Unless otherwise directed by the Board of Directors, the President or any officer of the Corporation authorized by the President shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of

                                    A-VII-12
stockholders of or with respect to any action of stockholders of any other corporation in which this Corporation may hold securities and otherwise to exercise any and all rights and powers which this Corporation may possess by reason of its ownership of securities in such other corporation.

                                   ARTICLE 5
                                     STOCK

    SECTION 5.1 CERTIFICATES OF STOCK. Each stockholder shall be entitled to a certificate signed by, or in the name of the Corporation by, the President or a Vice President, and by the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer, certifying the number of shares owned by him or her. Any or all of the signatures on the certificate may be by facsimile.

    SECTION 5.2 TRANSFERS OF STOCK. Transfers of stock shall be made only upon the transfer books of the Corporation kept at an office of the Corporation or by transfer agents designated to transfer shares of the stock of the Corporation. Except where a certificate is issued in accordance with Section 4 of these Bylaws, an outstanding certificate for the number of shares involved shall be surrendered for cancellation before a new certificate is issued therefor.

    SECTION 5.3 RECORD DATE. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders, or to receive payment of any dividend or other distribution or allotment of any rights or to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of any meeting of stockholders, nor more than sixty (60) days prior to the time for such other action as hereinbefore described; provided, however, that if no record date for determining stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held, and, for determining stockholders entitled to receive payment of any dividend or other distribution or allotment of rights or to exercise any rights of change, conversion or exchange of stock or for any other purpose, the record date shall be at the close of business on the day on which the Board of Directors adopts a resolution relating thereto.

    A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

    In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall be not more than ten (10) days after the date upon which the resolution fixing the record date is adopted. If no record date has been fixed by the Board of Directors and no prior action by the Board of Directors is required by the Delaware General Corporation Law, the record date shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in the manner prescribed by
Section 1.10 hereof. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by the Delaware General Corporation Law with respect to the proposed action by written consent of the stockholders, the record date for determining stockholders entitled to consent to corporate action in writing shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

    SECTION 5.4 LOST, STOLEN OR DESTROYED CERTIFICATES. In the event of the loss, theft or destruction of any certificate of stock, another may be issued in its place pursuant to such regulations as the Board of Directors

                                    A-VII-13
may establish concerning proof of such loss, theft or destruction and concerning the giving of a satisfactory bond or bonds of indemnity.

    SECTION 5.5 REGULATIONS. The issue, transfer, conversion and registration of certificates of stock shall be governed by such other regulations as the Board of Directors may establish.

                                   ARTICLE 6
                                    NOTICES

    SECTION 6.1 NOTICES. Except as otherwise specifically provided herein or required by law, all notices required to be given to any stockholder, director, officer, employee or agent shall be in writing and may in every instance be effectively given by hand delivery to the recipient thereof, by depositing such notice in the mails, postage paid, or by sending such notice by pre-paid telegram or mailgram. Any such notice shall be addressed to such stockholder, director, office, employee or agent at his or her last known address as the same appears on the books of the Corporation. The time when such notice is received, if hand delivered, or dispatched, if delivered through the mails or by telegram or mailgram, shall be the time of the giving of the notice.

    SECTION 6.2 WAIVERS. A written waiver of any notice, signed by a stockholder, director, officer, employee or agent, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such stockholder, director, officer, employee or agent. Neither the business nor the purpose of any meeting need be specified in such a waiver.

                                   ARTICLE 7
                                 MISCELLANEOUS

    SECTION 7.1 FACSIMILE SIGNATURES. In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.

    SECTION 7.2 CORPORATE SEAL. The Board of Directors may, but need not, provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary. If and when so directed by the Board of Directors or a committee thereof, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary or Assistant Treasurer.

    SECTION 7.3 RELIANCE UPON BOOKS, REPORTS AND RECORDS. Each director, each member of any committee designated by the Board of Directors, and each officer of the Corporation shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees or committees of the Board of Directors so designated, or by any other person as to matters which such director or committee member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

    SECTION 7.4 FISCAL YEAR.   The fiscal  year of the  Corporation shall be  as
fixed by the Board of Directors.

    SECTION 7.5 TIME PERIODS. In applying any provision of these Bylaws which requires that an act be done or not be done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.

                                    A-VII-14

                                   ARTICLE 8
                   INDEMNIFICATION OF DIRECTORS AND OFFICERS

    SECTION 8.1 RIGHT TO INDEMNIFICATION. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director or an officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may here-after be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith; provided, however, that, except as provided in Section 8.3 with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

    SECTION 8.2 RIGHT TO ADVANCEMENT OF EXPENSES. The right to indemnification conferred in Section 8.1 shall include the right to be paid by the Corporation the expenses (including attorney's fees) incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is not further right to appeal (hereinafter a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this Section 8.2 or otherwise. The rights to indemnification and to the advancement of expenses conferred in
Section 8.1 and Section 8.2 of this ARTICLE 8 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnitee's heirs, executors and administrators.

    SECTION 8.3 RIGHT OF INDEMNITEE TO BRING SUIT. If a claim under Section 8.1 or 8.2 of this ARTICLE 8 is not paid in full by the Corporation within sixty
(60) days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also to the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and
(ii) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable

                                    A-VII-15
standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this
ARTICLE 8 or otherwise shall be on the Corporation.

    SECTION 8.4 NON-EXCLUSIVITY OF RIGHTS; HEIRS. The right to indemnification and to the advancement of expenses conferred in this ARTICLE 8 shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Corporation's Certificate of Incorporation, Bylaws, agreement, vote of stockholder or disinterested directors or otherwise, and shall inure to the benefit of the heirs, executors and administrators of such a person.

    SECTION 8.5 INSURANCE. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

    SECTION 8.6 INDEMNIFICATION OF EMPLOYEES AND AGENTS OF THE CORPORATION. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this ARTICLE 8 with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

                                   ARTICLE 9
                                   AMENDMENTS

    These Bylaws may be amended or repealed by the Board of Directors at any meeting or by the stockholders at any meeting.

                                    A-VII-16

                                                                      ANNEX VIII

SECTION 1701.81 ORC                                                 APPROVED --------------
                                                                    DATE ------------------
                                                                   FEE --------------------

                             CERTIFICATE OF MERGER

                                    MERGING

                           JACOR COMMUNICATIONS, INC.
                             (AN OHIO CORPORATION)
                               CHARTER NO.

                                      INTO

                                NEW JACOR, INC.
                            (A DELAWARE CORPORATION)
                               CHARTER NO.

    Randy Michaels, President, and R. Christopher Weber, Secretary, of Jacor Communications, Inc., and Randy Michaels, President, and R. Christopher Weber, Secretary, of New Jacor, Inc. (such entities hereinafter each referred to separately as a "Constituent Corporation" and collectively referred to as "Constituent Corporations"), do hereby certify the following:

        1.  The name and state of formation of each Constituent Corporation is:

             JACOR COMMUNICATIONS, INC.
             (an Ohio corporation)
             Charter No.
             NEW JACOR, INC.
             (an Delaware corporation)
             Charter No.

        2. The Constituent Corporations have approved a Plan and Agreement of Merger under which Jacor Communications, Inc. shall be merged into New Jacor, Inc., and New Jacor, Inc. shall be the surviving corporation (hereinafter sometimes referred to as the "Surviving Corporation").

        3.  The name of the Surviving Corporation shall be:

             JACOR COMMUNICATIONS, INC.

        4. The Constituent Corporations have complied with all of the laws under which they exist and such laws permit this merger.

        5. The name and mailing address of the person or entity that will provide a copy of the Plan and Agreement of Merger in response to any written request made by any shareholder or other equity holder of either Constituent Corporation is:

             R. Christopher Weber, Secretary
             Jacor Communications, Inc.
             1300 PNC Center
             201 East Fifth Street
             Cincinnati, Ohio 45202

        6.  This merger shall be effective on        , 1996.

        7. The Plan and Agreement of Merger has been duly authorized by each Constituent Corporation and the persons who have executed this Certificate have been duly authorized.

                                    A-VIII-1

    IN WITNESS WHEREOF, each Constituent Corporation has caused this Certificate
of Merger to be  signed by its  duly authorized officers  this           day  of
      , 1996.

                                          JACOR COMMUNICATIONS, INC.

                                          By:

                                             -----------------------------------
                                                  Randy Michaels, PRESIDENT

                                          And:

                                              ----------------------------------
                                               R. Christopher Weber, SECRETARY

                                          NEW JACOR, INC.

                                          By:

                                             -----------------------------------
                                                  Randy Michaels, PRESIDENT

                                          And:

                                              ----------------------------------
                                               R. Christopher Weber, SECRETARY

                                    A-VIII-2

                      CERTIFICATE OF OWNERSHIP AND MERGER

                                    MERGING

                           JACOR COMMUNICATIONS, INC.

                                      INTO

                                NEW JACOR, INC.
                    (PURSUANT TO SECTION 253 OF THE GENERAL
                          CORPORATION LAW OF DELAWARE)

    New Jacor, Inc., a Delaware corporation ("Subsidiary"), does hereby certify:

    FIRST: That Subsidiary is incorporated pursuant to the General Corporation Law of the State of Delaware.

    SECOND: That Jacor Communications, Inc., an Ohio corporation ("Parent") owns all of the outstanding shares of each class of the capital stock of Subsidiary.

    THIRD:  That  Subsidiary,  by  the following  resolutions  of  its  Board of
    Directors, duly adopted on the       day  of        , 1996, determined  that
    Parent should be merged into Subsidiary on the conditions set forth in such resolutions:

       RESOLVED: That Jacor Communication, Inc. ("Parent") merge itself into its subsidiary, New Jacor, Inc. ("Subsidiary"), and that Subsidiary shall assume all of Parent's liabilities and obligations;

       FURTHER RESOLVED: That the President and the Secretary of Subsidiary be and they hereby are directed to make, execute and acknowledge a certificate of ownership and merger setting forth a copy of the resolution to merge Parent into Subsidiary and to assume Parent's liabilities and obligations and the date of adoption thereof and to file the same in the office of the Secretary of State of Delaware and a certified copy thereof in the Office of the Recorder of Deeds of New Castle County, and to do all acts and things whatever, whether within or without the State of Delaware, as may be necessary and proper to effect the merger.

    IN WITNESS WHEREOF, New Jacor, Inc., has caused its corporate seal to be affixed and this certificate to be signed by Randy Michaels, its President, and
R. Christopher Weber, its Secretary, this         day of       , 1996.

                                          NEW JACOR, INC.

                                          By:

                                             -----------------------------------
                                                  Randy Michaels, PRESIDENT

                                          By:

                                             -----------------------------------
                                               R. Christopher Weber, SECRETARY

                                    A-VIII-3